UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06017
Artio Global Equity Fund Inc.

(Exact name of registrant as specified in charter)

330 Madison Avenue, New York, New York	10017

(Address of principal executive offices)	(Zip code)
Anthony Williams, President, 330 Madison Avenue, New York, NY 10017

(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 297-3600
Date of fiscal year end: 10/31/2009
Date of reporting period: 10/31/2009

Item 1. Reports to Stockholders.

Annual Report
Artio Global Funds
Artio Global Equity Fund Inc.
Artio International Equity Fund
Artio International Equity Fund II
Artio Total Return Bond Fund
Artio Global High Income Fund
Artio U.S. Microcap Fund
Artio U.S. Smallcap Fund
Artio U.S. Midcap Fund
Artio U.S. Multicap Fund
October 31, 2009

SHAREHOLDERS LETTER

December 15, 2009

Dear Shareholder,

The decidedly positive tone for global markets over the past eight months has led to a collective sigh of relief for investors. The very challenging environment experienced at the end of 2008 and early 2009 in many respects seems like a distant and very unpleasant memory. The rally in the S&P 500 Index in the eight week period following the market bottom reached on March 9 was the largest move in over 70 years. The growing market momentum over the twelve month period ending October 31, 2009 (the Reporting Period) provided both opportunities as well as challenges in navigating through historic inflection points in equities and fixed income.

Within our flagship International Equity funds, the defensive posture which proved helpful early in the Reporting Period, led to underperformance amid the massive move forward in Asian emerging markets and Latin America as well as financial stocks which began in early March. Our initial underweight to these areas as well as a bias toward higher quality companies impacted returns through the end of June as did positions held in Central and Eastern Europe. Since that time, the funds have been repositioned to take advantage of growth dynamics in the ‘new world’ versus ‘old world’, as is evident with our current overweight to emerging markets as well as industries expected to benefit from the cyclicality of these regions. Our position in financials also increased in both developed and emerging markets. As a result of these moves initiated within a more fundamentally-driven market, performance has stabilized and our long-term results remain solid.

Within fixed income, our Global High Income and Total Return Bond Funds effectively exploited yield opportunities leading to results one might normally associate with equity investments, particularly the Global High Income Fund. We have also been very encouraged by our suite of US equity funds which celebrated their three-year anniversary in July. This important milestone, coupled with strong performance results, has led to investor interest, specifically within the US Smallcap Fund. We look forward to building on the early success of these strategies.

In September, we were pleased to announce the successful completion of the initial public offering of Artio Global Investors Inc., (the parent company of Artio Global Management LLC, the Investment Adviser to the Funds) and the listing of its shares on the New York Stock Exchange (ticker “ART”). For Artio Global Management and our clients, it is business as usual. Our goal of delivering strong investment results and the highest quality service to our clients, while maintaining a focus on risk management remains of paramount importance to us. This will not change.

Artio Global Funds ï 2009 Annual Report	1

Finally, we welcome Tim Clemens who joined in September and will assume responsibilities as Chief Financial Officer of the Funds beginning in January. We would also like to express our sincere appreciation to you as shareholders for your continued confidence. We wish all of you much happiness and success in the New Year and look forward to continuing to serve you.

Sincerely,

Tony Williams
President

This material is provided for informational purposes only and does not in any sense constitute a solicitation or offer of the purchase or sale of securities unless preceded or accompanied by a prospectus.

Mutual funding investing involves risk; principle loss is possible.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

The S&P 500 Index is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad US performance.

Current and future portfolio holdings are subject to risk.

The Securities and Exchange Commission (SEC) does not approve or disapprove of any security.

Distributor: Quasar Distributors, LLC (12/09)

2	Artio Global Funds ï 2009 Annual Report

MANAGEMENT’S COMMENTARY

Artio Global Equity Fund Inc.
2009 Annual Report

Performance Update

The Artio Global Equity Fund Inc. (the “Fund”) completed its fifth full year on October 31, 2009 with its Class A shares posting an annual return of 19.94%. The returns lagged the Fund’s benchmark, the MSCI All Country World Index (MSCI ACWI) which was up 22.65% over the same period. Over longer time periods, we are proud of how the Fund has performed versus the benchmark.

Regional Performance Summary

The chart below shows the performance of MSCI country index returns for the latest fiscal year, broken into two parts. The first set of data represents the period October 31, 2008 until March 9, 2009 which marked the bottom of the 16-month bear market while the second set of data represents the recovery period from March 10, 2009 until October 31, 2009.

Source: Bloomberg

The four best performing geographic markets during the first period (through March 9) were China, Brazil, India and Japan with China actually experiencing a 2.41% return. China, Brazil and India are considered emerging market countries which we would have expected to suffer more than developed countries in periods of market decline as investors flee from riskier assets. However, in a clear sign of decoupling, both the equity markets and the economies of these three countries held up better than developed nations like the US, the United Kingdom and those in

Artio Global Funds ï 2009 Annual Report	3

the European Union. According to estimates from the International Monetary Fund, economic growth in China, India and Brazil will exceed average global GDP in 2009 and 2010. In fact, China is expected to lead the world’s economies again in 2010 as stimulus spending continues to support growth while their exports recover along with the global economy.

It remains to be seen whether this decoupling will prove to be a temporary phenomenon brought about by massive government stimulus measures or more permanent in nature due to diverging economic growth expectations. In the fiscal year just ended, investors clearly voted with their feet in response to the significantly higher emerging market economic growth rates. According to EPFR Global data, as of October 31, 2009 the net inflows into emerging market equity mutual funds totalled $52.7 billion while US equity mutual funds have seen outflows of $23.4 billion.

The Japanese equity market also held up relatively well in the difficult first part of the fiscal year as valuations provided support. Also, in the beginning of 2009, speculation of a general election began to mount and that the Liberal Democratic Party, which had ruled Japan for most of the period since 1955, would lose to the opposition Democratic Party of Japan (DPJ). Local Japanese markets responded positively to this potential change since it was anticipated that a DPJ victory would bring much needed reforms to the domestic economy.

The Fund was underweight all four of these outperforming markets in the first part of the fiscal year focusing instead on the safety of stocks in the US and Continental Europe. As outlined in last year’s annual letter, we preferred to focus on investing in large-cap developed market companies with low leverage ratios and engaged in businesses in defensive economic sectors as we navigated one of the most difficult investment environments in equity market history. These typically more stable markets saw weaker overall performance results primarily because of concerns over the viability of their large banking sectors and future economic growth rates.

The global equity markets bottomed on March 9, 2009. While many factors contributed to the rebound, the primary drivers were improving economic reports including data that exceeded increasingly bearish predictions from economists, coordinated global fiscal stimulus measures and generally attractive valuations. The best performing geographic markets during the recovery period were Hungary, India, Russia, Poland, Australia, Brazil, China and the Czech Republic. All of these countries, with the exception of Australia, are emerging markets.

While Hungary, Poland, the Czech Republic and Russia were the worst performing countries during the downturn, they bounced back stronger than most as fears of the global economic crisis began to dissipate. Central and Eastern European countries did so poorly on the way down mainly due to a quick deterioration of their banking

4	Artio Global Funds ï 2009 Annual Report

systems. Loans denominated in foreign currencies were a significant percentage of total loans at these countries’ major banks, thereby increasing exchange-rate risk. As their local currencies declined, the rising cost of servicing those loans exposed the banks to increased non-performing loan risks. In the post March 9 period, as these currencies appreciated and multilateral financial assistance shored up banking sector balance sheets these markets posted some of the world’s strongest returns. Russia’s oil-dependent economy was also helped along by a rebounding oil price from a low of $45 per barrel.

The stronger-than-average performance of China, India and Brazil continued after the market bottomed for the same reasons that they held up well beforehand. Above average economic growth rates, falling interest rates, fiscal stimulus measures and significant investor flows all contributed to their ability to maintain their global equity market leadership status.

Australia, the post-March 9 developed market leader, primarily benefitted from its position as one of the world’s largest commodity exporters. The fiscal year saw a boom in global infrastructure spending as governments around the world tried to lessen the impact of the recession by increasing spending on infrastructure projects. Australia’s heavy output of iron ore and metallurgical coal (both used to produce steel) and its close proximity to the major infrastructure markets of China and India well position the country to benefit from future expenditures.

The Fund capitalized on these trends in the second part of the fiscal year. We finished the year with a 10.15% overweight to these top-performing countries as we successfully shifted from a defensive posture to one where economic growth advantages and government stimulus measures guided our investment strategy. Also, we ended the year with a 10.96% underweight to the worst performing markets, the US, Japan and the United Kingdom. High levels of indebtedness exacerbated by the economic crisis as well as overall muted expectations for consumer spending are expected to continue to bring headwinds for years to come in these three countries.

Sector Performance Summary

The following chart shows the global economic sector returns of the MSCI ACWI Index for the fiscal year, again broken into two time periods—decline and recovery. The first set of data represents returns for the period October 31, 2008 until

Artio Global Funds ï 2009 Annual Report	5

March 9, 2009 while the second set represents returns for the period from March 10, 2009 until October 31, 2009.

Source: Bloomberg

The four best performing sectors during the period of decline were telecommunications, materials, healthcare and consumer staples. Of these, all but materials are traditionally considered defensive sectors and we would expect them to perform well during periods of market declines as investors flee from riskier assets. This is mainly due to their more stable revenue streams as well as their tendency to have high dividend yields and a steady investor base. Materials stocks bottomed out in November 2008 which coincided with the announcement of the $586 billion Chinese economic stimulus plan announced on November 9, 2008. The Chinese central government was the first major economy to announce a significant stimulus plan. They were deeply concerned that the global financial crisis would derail the world’s third largest and fastest growing economy and therefore acted decisively. The materials sector had the most to benefit from this announcement because 75% of the Chinese plan was devoted to infrastructure development, providing a support for commodity prices as well as equities devoted to the raw materials that go into infrastructure development.

On average, the Fund was overweight materials and consumer staples stocks but underweight healthcare and telecommunications in the first part of the fiscal year. We correctly anticipated the changing operating environment for materials and quickly moved to an overweight position early in the period. This sector remained a consistent focus throughout the year because it is represented by a broad array of economically-sensitive industries such as metals and mining, cement, steel, agriculture and chemicals. We favored consumer staples as the highest quality of the defensive economic sectors because of their better earnings visibility. We expect that

6	Artio Global Funds ï 2009 Annual Report

healthcare stocks will continue to face headwinds from possible US legislation and telecommunications companies face risks from a rapidly changing competitive landscape as well as the shift to digital and wireless communications. Despite these challenges, the defensive nature of the healthcare and telecommunications sectors provided a performance advantage to the overall market in the first part of the fiscal year.

With the exception of materials stocks, which continued to outperform the MSCI ACWI Index, the laggards again became the leaders in the post-March 9 recovery period. Financials, industrials, consumer discretionary and technology are traditionally economically sensitive sectors so while global economic conditions were deteriorating, these sectors severely underperformed, but when the recovery seemed to be taking hold, they quickly recovered. Investors who were able to identify this inflection point in March were not left behind as the market recovered. The financial sector experienced the most dramatic swings in performance because as the conditions were deteriorating, speculation was rising that many banks were on the verge of bankruptcy or nationalization. When governments around the world stepped in with market liquidity support and direct injections of capital that totalled in the trillions of dollars, financial stocks posted a dramatic rebound and investors scrambled to gain exposure.

The Fund was overweight the materials, industrials and technology sectors during the recovery portion of the fiscal year. We maintained our positive view toward materials due to rebounding commodity prices and growing infrastructure spending. We favored industrial names to take advantage of the global cyclical recovery that we saw starting to take shape. While we never argued that there would be a “V” shaped recovery, we felt that the conditions were in place that even a modest recovery would provide a significant earnings lift to economically sensitive companies. This was due in part to the aggressive cost cutting and inventory reductions that occurred during the downturn. In the technology sector we favor global leaders that consistently take market share, providing them with the top-line growth that most companies find elusive in a muted economic environment like we have today. The Fund was underweight the financials and consumer discretionary sectors in the second part of the fiscal year. Despite government intervention to prop up banks, we are still cautious on the overall financial sector as these companies will likely need to continue working bad loans off their books for several more years. While we agree that the current operating environment for banks is attractive due to steep yield curves and improved quality on new lending, the write-offs we still expect to see should cause more pain for investors from equity dilution and weaker earnings reports. We are focusing on those players we feel have good franchises and strong balance sheets. Consumer discretionary stocks should continue to underperform due to the over-indebtedness of consumers in countries like the US and the United

Artio Global Funds ï 2009 Annual Report	7

Kingdom. This need to de-lever will likely constrain consumer spending growth for the foreseeable future and is reflected in the Fund’s sector allocation.

The World is Changing Again

The relative weights of the world’s economies are starting to change after almost a century of the status quo. For most of recorded history, China and India were the two largest economies in the world by virtue of their large populations. When industrialization led to the rise of the British Empire in the 19th century and the US in the 20th century, Western countries came to dominate the world economic rankings. By the 1980’s, China and India were not even among the ten largest countries in the world by economic output. However, due to their consistently higher economic growth rates in recent years as well as the expectation that these emerging market countries will continue to grow faster than their developed counterparts. China, India, Brazil and Russia are all expected to challenge the US and developed Europe in terms of the size of their economies. The chart below shows forecasts for the 12 largest economies in the year 2050. Most notable is that China is expected to become the world’s largest economy and Japan, with its shrinking population, is expected to fall from their current spot at number two, to eighth.

While forecasting economic growth rates for the next forty years could be considered a foolish exercise, it can provide useful insight on the long-term growth potential that emerging markets may offer.

Largest Economies in 2050

Source: Goldman Sachs Economic Research

8	Artio Global Funds ï 2009 Annual Report

When looking at the market capitalizations of countries around the world, a similar dynamic is taking place. When the MSCI Emerging Markets Index was introduced in 1988, the weight of all of the emerging markets in the MSCI ACWI Index was less than one percent. At the end of the fiscal year, that has grown to 11.54%, with China at 3.90%, Brazil at 1.96%, Taiwan at 1.44%, India at 0.89% and Russia at 0.83%. Meanwhile, the weight of the largest stock market in the world, the US, has shrunk to around 42%. We expect that as economic growth rates continue to favor the emerging markets, this trend will continue. The chart below shows the market cap per person of the major equity markets around the world.

Market Cap Per Capita

Source: Bloomberg

While emerging markets have seen impressive growth over the last decade, the chart above shows that they are still a long way away from being on par with the developed nations. For this reason we feel the emerging markets may continue to offer global equity investors an impressive investment opportunity going forward. However, while emerging markets are most likely to continue to rise to new highs over time, investors need to be prepared for possible busts along the way. Emerging market investing involves the added risks of increased volatility, weaker corporate governance, nationalization, social, economic and political uncertainty and less liquidity, to name but a few. Consider that investors in Russia must have cheered the three years ending May 2008 as the MSCI Russia Index surged 221% over that period. However, less than six months later, these same investors experienced a stunning -78% market decline. To put this in perspective, $100 invested in the Russian market on May 2005 would be worth only $71 in November 2008 after having more than tripled in value. Similar patterns have occurred in other emerging markets like China and Brazil over this same period as well as in previous timeframes throughout

Artio Global Funds ï 2009 Annual Report	9

their tumultuous history. We believe that investors in the Fund are positioned to take advantage of these opportunities while at the same time avoiding the pitfalls that they can bring. The traditional segmented approach to investing where allocations to the US, Europe, Japan and the emerging markets are based on fixed weights is quickly being replaced by a global dynamic approach, an approach that has long been exercised by the Fund.

The Fund utilizes a top-down strategy to navigate the emerging markets which focuses on macro factors like interest rate policies, economic growth rates, inflation expectations, currency and political environments and structural reforms. These factors determine not only which emerging market countries provide the best potential performance opportunities, but also what the overall exposure to emerging markets should be relative to developed markets.

Looking Ahead

Our opinion is that the global economy will recover from the recent recession, but at a slower pace than normal as the world’s fiscal and economic imbalances are corrected over time. The US consumer, which was the main driver of the global economy for decades, will probably not be driving growth anytime soon as consumers de-lever and repair their balance sheets. We expect consumer spending to grow half as fast as overall GDP as discretionary spending lags income growth. Instead, we believe GDP growth in the US will be led by government spending, infrastructure investment, inventory replenishment and a revival of exports due to a weak US dollar.

Meanwhile, we anticipate China will try to shift from an economy focused on investment to one that is focused on personal consumption. If successful, this should have the effect of putting the global economy in a more balanced position. In the US, it seems increasingly likely that Congress will complete another stimulus package in early 2010 as the unemployment rate is likely to be sticky on the way down. Despite this, we expect the US market to lag the overall average as a result of the consumer retrenchment.

Europe should perform better than the US due to their more attractive equity valuation, a more balanced economy and a strong revival of their export engine, particularly in Germany. We are impressed that exports in Europe appear to be keeping up with the US and the United Kingdom despite the fact that they have faced an appreciating currency.

Deflation is still firmly entrenched in Japan and the strong Japanese yen is hindering their export contribution to economic growth. We have maintained an underweight to the Japanese market and expect this to continue to be the case in 2010 as debt-to-GDP rates may exceed 200%.

10	Artio Global Funds ï 2009 Annual Report

The emerging markets are expected to continue to offer attractive investment opportunities in the year ahead, supported by their strong economic growth. However, performance leadership should be found in new sectors of the economy as global trade remains soft while government stimulus and the rise of the emerging consumer deliver growth opportunities. The Fund will continue to watch for bubbles forming in emerging markets as large investor inflows and easy monetary policies could prove to be destabilizing.

The global recession has temporarily caused inflationary pressures to recede significantly. As a result, although there have been some instances of monetary tightening in some small countries, we expect the major central banks to maintain their accommodative interest rate policies for most of 2010. This should provide a favorable backdrop for the equity markets. While we consider inflation to be a problem in the future as a result of excessive stimulus measures, the inflationary pressures should not become a problem for the global equity markets in the year ahead.

As we move into the next fiscal year, we will continue to navigate the Fund with a cautious eye toward the state of the global economy while searching for investment opportunities in both the developed and emerging markets. As the world becomes more interconnected, we will continue to utilize a dynamic global approach in our investment process to uncover new opportunities worldwide and manage the unique risks presented by the global equity markets on behalf of our valued shareholders.

Keith Walter, CFA
Co-Portfolio Manager
Artio Global Equity Fund Inc.

Past performance does not guarantee future results.

Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulation and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of mid-capitalization companies are slightly less volatile than those of small-capitalization companies but both still involve substantial risk and they will be subject to more abrupt or erratic movements than large-capitalization companies. In order to achieve its

Artio Global Funds ï 2009 Annual Report	11

investment goals and objectives, the Fund may invest in derivatives such as futures, options, and swaps to a very substantial extent. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments and are fully disclosed in the prospectus. As of 10/31/09, the Fund invested approximately 0.0% of its net assets in derivatives (excludes forward foreign exchange contracts).

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the fund, or any affiliated company.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI country and sector indexes are free float-adjusted market capitalization indexes that are designed to measure equity market performance in a specific country or sector.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

12	Artio Global Funds ï 2009 Annual Report

MANAGEMENT’S COMMENTARY

Artio International Equity Fund/Artio International Equity II
2009 Annual Report

Introduction

A disappointing year. For the fiscal year ending October 31, 2009 (the Reporting Period) the MSCI ACWI (ex US) was a tough benchmark to beat; it’s return besting 91% of 204 mutual funds in Morningstar’s Foreign Large Blend category. For the Reporting Period the Artio International Equity Fund and the Artio International Equity Fund II (both Class A Shares) returned 17.62% and 18.23% respectively, while the MSCI EAFE and MSCI ACWI (ex US) indices rose by 27.71% and 34.10% respectively. For the same period the average fund in Morningstar’s Foreign Large Blend category returned 25.12%.

The bulk of our underperformance occurred in the initial phase of the equity market reversal—from the end of February until the end of June. Since then, as result of major adjustments, the Funds’ performance has stabilized and kept pace with the rising markets.

Our philosophy and process is to seek to provide consistent outperformance for our investors with the understanding that financial markets in which we invest are inherently inconsistent. We strive to make performance as immune as possible to the whims of the markets and investor psychology. Markets go through many cycles or seasons: value versus growth, small cap versus large cap, bull versus bear, and sane versus insane. These seasons can be long enough to force portfolio managers to abandon their discipline or to make clients lose faith in the strategy.

In our efforts to meet this challenge, we built our approach on the two pillars of dogmatism and pragmatism: dogmatism is the fundamental analysis of sectors and companies and is supported by meetings with management, industry insiders and analysts; it has been the main driver for our long-term performance. Pragmatism is flexibility and risk management; its role is to enhance and enforce consistency, to spare us pyrrhic victories when we are right and to save us from ourselves when we are wrong.

Over the past 14 years, this practice has allowed us to enjoy remarkable stability, continuity, and consistency. Nevertheless, during this period we still occasionally experienced short periods of underperformance. Although we rely on pragmatism and flexibility to drive consistency, they are no panacea—especially during sudden, violent moves in narrow parts of the market such as the bust of the technology, media, and telecommunications (TMT) craze of the late 1990’s or the technical bounces off the lows of 2003 and 2009.

Artio Global Funds ï 2009 Annual Report	13

In early March 2009, the epicenter of the rally was concentrated in emerging markets, commodities and troubled financial companies. The amplitude and speed of their moves in such a concentrated period led us to underperform given our initial underweight exposure to these areas.

Although earlier this year we correctly anticipated a market rebound, given the close to zero percent interest rate policies worldwide, global fiscal stimuli and technically oversold conditions, and adjusted the Funds in anticipation, the narrow focus of the rally nevertheless hurt us over this short period. Our subsequent adjustments and pragmatism could not fully compensate for the initial impact.

What Drove Our Positioning?

We warned in last year’s annual letter: “The actions of policy makers will be key to the direction of all asset classes: bonds, equities, currencies, and commodities. Some of the lessons have been learned, some mistakes will be repeated and new ones will be made.” Alas, we were totally caught off-guard. A U-turn by governments and bank regulators on how to deal with bank woes and decisions made during the April 2009 Group of 20 (G20) summit in London dramatically reversed the fortunes of Western financial companies and emerging markets respectively.

Banks around the world were massively undercapitalized. Excessive leverage and lax lending standards, as well as the collapse of a global real estate bubble, and the resulting global recession wiped out much, if not most, of their capital. The value of the banks became entirely dependent on government actions. Fundamentally, they were broke.

Although politically, we suspected the banks might receive tons of leniency, it would not be without massive dilution and losses to equity and junior debt holders. The bank crisis along with the dire financial situation of many governments left little room for profligacy. Or so we thought.

In March 2009, policy makers in the US, Europe, and many other parts of the world were contemplating their responses to mounting banks losses. Securities more secure in the capital structure to common equity, such as preferred shares and junior debt of many of the banks, were pricing in losses of 50% or more in anticipation of limited sympathy from government. At the last moment, governments made a U-turn and provided financial assistance while leaving equity holders intact. Most likely, they were driven away from nationalization by the daunting task of managing the plethora of banks that would end up under their (governmental) control. As the US Treasury Department, the US Federal Reserve Bank (the Fed) and the Financial Accounting Standards Board came to the rescue, the rest of the world followed. The balance sheets of the Fed, Fannie Mae, Freddie Mac, and those of other governments were transformed into a Yucca Mountain—a repository for the banks’ toxic waste.

14	Artio Global Funds ï 2009 Annual Report

We were wrong. Bewildered, but not alone. Nobel Prize-winning economist Joseph Stiglitz criticized the failure to nationalize banks during the financial crisis. “What we did was the wrong thing. It has weakened the economy and has increased our deficit, making it more difficult for the future.” Paul Myners, the UK Treasury’s Financial Services Secretary said “our banks are only alive because the government has taken decisive, innovative action to protect the sector and the economy”. Even Timothy Geithner, the US Treasury Secretary, said recently “none of them would have survived”. George Soros said the profits of the banks were “gifts” from the state.

We also expected emerging markets, the major beneficiaries of the global trade imbalance, to underperform as the Western consumer could be forced to retrench and risk aversion would remain elevated in the midst of a global economic slowdown. Although the US has been pulling out all the stops in an effort to avoid a recession, we did not anticipate that they and the rest of the world would so quickly re-embrace and encourage the borrow-and-spend policy that had benefited Asia and commodity producers and which brought the world to the brink.

The G20 meeting in London ensured just that. The UK and US representatives insisted on spending and borrowing as the only way out of the crisis. The Europeans strongly opposed the plan and unsuccessfully argued that it was this behavior that got us into this mess. In the end, the US and UK view won the day and so the world is re-embarking toward further global imbalance, postponing the painful and necessary adjustment—“kicking the can down the road” so to speak.

The G20 meeting was a tipping point, catapulting emerging economies into global pre-eminence. The G20 dethroned the G7 (Group of 7) as the major platform for managing the global economy to ensure unity and global coordination. They recognized the need to have emerging economies shift their growth focus from exports towards domestic consumption on the hope that consumption will smoothly overtake investment and manufacturing.

The G20 also encouraged the world to embrace another US ‘soft landing’ policy: if the Asian consumer spends more, the trade imbalance would reverse painlessly, smoothly self-correct and disappear. Having witnessed failed soft-landing attempts of the TMT and the real estate bubbles, we fear a similar fate to this one. Painless solutions do not exist. The global imbalances still need to be addressed and sacrifices must be made sooner or later. Until then, the current trend remains your friend.

New World versus Old World

Not since the Internet bubble of the late 1990’s has an investment theme captivated the imagination and wallets of investors. Then, attracted by the perceived unlimited potential of the Internet and its billions of eyeballs, retail and institutional investors

Artio Global Funds ï 2009 Annual Report	15

bet heavily on the ‘New Economy’ and its enablers—TMT. The investment paradigm was to buy the ‘New Economy’ (TMT) and sell the ‘Old Economy’ (the bricks and mortar)—i.e. the rest of the market.

During the Reporting Period, attracted by the dawn of the ‘Asian Century’, investors once again moved en masse into the emerging markets sphere.

China and India are today’s version of the Internet with their emblem of unlimited and perpetual growth potential while commodities and commodity-rich countries such as Brazil, Russia, Australia and Canada are the enablers of this evolution. Collectively they are seen today as the beneficiaries of the ‘New World economy’.

According to research firm EPFR Global, year-to-date through December 9, 2009, inflows into the ‘New World’ (emerging markets equity funds) have exceeded $75 billion. The previous record was $54 billion in 2007. Investors’ enthusiasm for emerging markets was not limited to equities but also flowed into the local debt market—90% of such flows went to funds investing in local currencies. The exodus from the ‘Old World’ (developed world equity funds) was equally dramatic over the same period—investors withdrew a record $83 billion.

Source: FactSet, Artio Global Management analysis
*Performance as measured by the MSCI ACWI (ex-US) broken down by country

The rally of ‘New Economy’ stocks in the 1990’s lasted many years and created one of the largest bubbles in the history of financial markets. What makes such rallies unstoppable is that at some point they become self-fulfilling and self-enforcing. These ‘consensus’ trades can lead to overvaluation. The point at which market prices cease to reflect fundamentals, they affect them. Abnormally high stock prices allowed technology companies to raise equity capital cheaply. The proceeds of which were invested in technology which benefited the earnings of other companies in the sector in-turn causing the sector’s valuation to rise and so forth. Money begot money.

16	Artio Global Funds ï 2009 Annual Report

In today’s emerging markets rally, flows into the region have again sparked this self-reinforcing mechanism. These equity and bond fund inflows led to monumental strength in their currencies and to a steep decline in funding costs which in turn created a virtuous circle for consumers and corporations alike. The stronger local currencies benefited large corporations as they turned losses on foreign currency loans into profits—(as recently as last year many Korean and Brazilian corporations were in distress due to losses on their foreign exchange loans). The purchasing power of the emerging consumers also improved; they in turn increased their purchases further improving corporate earnings. Lower rates also reduced the cost of funding for businesses and improved affordability for consumers.

Ultimately we all remember how the Internet craze ended—soberly and painfully. One trademark of ‘no-brainers’ is that they invariably end as ‘pocket drainers’. Our challenge today is how to navigate this no-brainer trade. When should we start to worry? In terms of the tech-bubble analogy, are we in 1995 or late 1999?

To help us answer this question, there are three ’canaries’ that need to be monitored: valuation, trade tensions and China’s over-investments.

Valuation

We feel valuations are full but do not yet provide reason to worry. They are in the upper band of their trading range relative to their own history but expensive relative to the benchmark. With strong economic growth prospects and arguably an improved risk profile for the asset class, it wouldn’t be too irrational for investors to argue for a re-rating which pushes valuations to new highs.

Short-term growth is strong and highly visible while the industrialized world can possibly expect anemic growth along with stubbornly high unemployment. Over the next two years, emerging markets are expected to grow at about a 5% rate with the BRICs (Brazil, Russia, India and China) at about 7.5%, and the industrial countries around 2.4%. Long-term growth will most likely be driven by China’s continuing urbanization as 20 million people a year move from the countryside. The overall low urbanization rate in China should allow it to maintain this pace of growth for decades.

In addition to growth, a lower perception of risk is another argument that would be advanced in favor of re-rating. The perception is based on their resilient banking systems and unlevered consumers; prudent macro-policies have generated strong current account balances and sound government finances; and central banks’ foreign reserves have risen to $5 trillion.

Artio Global Funds ï 2009 Annual Report	17

Source: MSCI. Price to book is based on trailing 12 month earnings. Std. = Standard deviation.

In terms of valuation, we believe price-to-book is the most relevant measure to watch in the emerging markets. When that metric surpasses its previous high, then a bubble would be forming but may not necessarily be ready to pop—yet.

Trade Tensions

Western policy makers and many economists are prodding emerging countries to undertake initiatives to stimulate domestic demand and shift economic activity away from manufacturing and into services. The goal is to create a significant surge in demand from emerging countries which will stimulate recovery in the industrialized world’s exports to compensate for their own expected anemic domestic economic growth. However, an increase in Chinese domestic demand may only help China absorb the excess capacity of its manufacturing that was once aimed only towards export markets.

We believe that expectations are too high and trade tensions will rise again. Global liquidity and the flow of funds into emerging economies are already causing their properties, stocks, and currencies to overheat while having little effect on the real economies. Gavaging the Asian and emerging consumers to consume like their Western counterparts will likely be resisted and ultimately unsuccessful.

We do not see policy makers and central bankers of emerging economies allowing their asset prices to bubble or their currencies to run amok. Raising rates to cool speculation while the Fed keeps US rates close to zero percent will likely cause their currencies to appreciate even further. Instead of allowing this, they are expected to rely more heavily on capital controls and other administrative measures: taxing capital inflow, imposing caps on bank lending for real estate and portfolio investments, and forcing banks to raise reserves.

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These types of reasonable responses are likely to tame the influence of the emerging consumer on the needed rebalancing. With Western governments facing record high levels of debt that are still rising and sticky double-digit unemployment rates, their patience will be tested soon enough. Already, the belief in the win-win characteristics of free-trade in its current form is waning for an increasing number of China’s trade partners. The European Chamber of Commerce in China complained that China’s recent stimulus has exacerbated the problem of overcapacity. The Swedish prime minister stated that “it can’t only be jobs and trade going in one direction.”

The current global rebalancing strategy will likely fail. The West needs to fast; not to gavage the East. And that is no soft-landing.

China’s Over-Investments

China’s over-investment is a concern we have had for years. Recently, new warnings have been flagged by several prominent and influential investors, especially regarding the manufacturing and real estate sectors. In a recent letter, James Grant, of Grant’s Interest Rate Observer, provided an articulated exaggeration that conveys certain investors’ concerns: “office buildings without workers, apartments without tenants, ports without ships, and expressways without automobiles”.

Some of these concerns are being addressed by the Chinese government. Beijing has already taken steps to tackle overcapacity in several industries such as steel, aluminum, cement, and chemicals by pushing for mergers, closing obsolete plants, and limiting capacity increases.

Additionally, a portion of the overcapacity can be justified: some of it is planned to replace obsolete factories—27% of the cement industry capacity is estimated to be obsolete while some of it is in anticipation of demand growth. “If you establish something now, the worst that can happen is you have to wait a year or two” before demand catches up to capacity, said Joerg Mull, Volkswagen’s chief financial officer for China.

Still, many investments are harder to justify. China has been seeking to become the world’s dominant supplier in many areas where it has neither comparative nor absolute competitive advantage. For example, in steel it is short on both raw materials and energy—key inputs to the industry.

China’s overcapacity is not likely to derail the economy in the short-term. Their ability to extend the cycle for much longer should not be underestimated. It is, after all, a command driven economy with a closed capital account.

Still, Chinese equity investors should be cautious. Over-investment leads to a poor allocation of capital that can eventually lead to a financial crisis as we saw in Dubai

Artio Global Funds ï 2009 Annual Report	19

recently. The correlation between GDP growth and stock performance is weak and fragile. Many countries’ benchmarks have languished for decades while their economies grew and living standards improved—Taiwan, Korea, and Japan are examples. Stock performance is about shareholder value-creation. Companies tend to do well when demand exceeds supply and when management invests wisely—not a good omen for what is happening in China today.

High real estate prices are another concern that could force the economy to correct and is also symptomatic of how ineffective the stimuli have been to this point. Instead of trickling down to the real economy, liquidity found its way into real estate and the stock market. Although the frothiness has been most pronounced in tier-one cities and in the high-end segment, with Beijing responding by building millions of subsidized rental housing units, affordability is still beyond the reach of the average Chinese household.

The fact that a significant part of home buyers are paying ‘all cash’ is not necessarily a sign of affordability or lack of speculation. On the contrary, properties are being bought as a hedge against inflation. With interest rates consistently and substantially below nominal GDP growth, savers realize they are getting cheated and choose to purchase real assets instead. For a real estate purchase not to be speculative, the buyer needs to be able to afford it and reside in it. The US consumer violated the first criterion; the Chinese are violating the second.

Market Overview

Currently the world economy is being stimulated by globally coordinated monetary and fiscal actions of an unprecedented scale. Policymakers’ resolve to do more is unshaken. Fear of a potential global depression and pure electoral politics should help to ensure continued support in the coming year.

Contrary to consensus, we do not expect emerging markets to remain an island of growth and prosperity. Short-term however, as long as soft-landing policies are maintained, we expect the ‘New World’ to continue to outperform and attract inflows.

Tactically, we are positioned for a continued improvement in the health of the global economy. Strategically, we expect the industrialized world to enter a period of anemic growth. This comes at a time of structural problems in the Western world with double-digit unemployment rates and triple-digit government debt as a percentage of GDP.

Although it is becoming a crowded trade, we continue to worry about the value of fiat currencies and favor commodities and real assets. Governments are torn between the need to address their budget deficits and the need to take expensive actions to

20	Artio Global Funds ï 2009 Annual Report

help their domestic economies. Their financial resources are limited. At some point they need to cut public spending, increase taxation, or both.

Most likely, governments may not be willing or able to rise to the challenge and make these unpopular decisions. Instead, they may resort to eroding the value of their debt by debasing their currencies—i.e. printing money. The worry about weaker paper currencies and potential inflation have drawn investors to commodities. Inflows into commodities have been substantial from varied market participants including central banks who are worried about the value of their reserves.

Investments

While unresolved issues remain at the global level, we see much progress in several countries and many attractive investment opportunities.

In Europe, we remain attracted by an abundance of opportunity. Investors have been too narrowly focused on the macro picture while ignoring great franchises with strong management at bargain values. Sentiment towards the Continent has been soured as some euro-zone member states—particularly Greece, Ireland, and Spain—have been experiencing severe financial stress resulting in soaring government bond yields. This disparity in fortune among member states caused overblown fears and speculation of a potential break-up of the European monetary union.

Among the large sectors, we favor energy, where we see cheap valuations and expect significant improvement in the cost structure due to better negotiating power with oil service companies.

The metals and mining industry remains attractive despite huge outperformance this year. We view it as a good hedge against central bankers’ malfeasance. The industry is oligopolistic with visible pricing power, a great beneficiary of China’s growth and global demand, and valuations remain surprisingly cheap especially if current spot prices were to hold.

The pharmaceutical sector has been substantially de-rated, reflecting concerns over poor product development pipelines, competition from generic drugs, and pricing pressure from governments. The current level places little or no value on future pipeline drugs or the ample potential of further cost cutting measures. We believe the sector will re-rate once US health reforms are finalized.

Food producers continue to experience top line growth and pricing power. Leading brands continue to gain market share due to product innovation and the increased penetration of modern food retailers in emerging markets who tend to carry their products.

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Financials remain the sector with the most risk, most potential, and the highest degree of divergence in fundamentals among its constituents. Regulatory reforms remain a key risk to the sector as a whole in addition to the uncertainty regarding the amount of losses that still need to be absorbed by the banks. So far most of the reforms have been toothless and the pace of write-offs has stabilized. We are focusing on banks we view as having manageable levels of low quality loans and high levels of tier-one capital to shield them from worsening macro conditions, and with an ability to earn their way to recovery through dominant domestic market share and profitable capital markets’ operations.

Among the smaller industries, we like agricultural chemicals, especially potash, as the correction in prices has made them attractive again. Its products have secular demand growth and the market is a tight oligopoly displaying strong pricing power. In addition, we continue to be attracted to airports with their long-term growth potential and the monopolistic nature of the sector. Finally, we like luxury goods, as they continue to exude strong pricing power, high barriers to entry, and strong demand growth from emerging markets.

Australia and Canada are two resource rich countries that have been large beneficiaries of increased demand for commodities and their accompanying price appreciation. The rapid rise in their exports and the large sums of foreign direct investment required to increase production are enriching these countries and providing employment growth and wealth creation. The safety of their legal systems (property rights and honoring of contracts), and the high quality and long-life nature of their reserves make their assets highly desired by individual and strategic investors.

We currently find banks as the most attractive investment vehicle to benefit from the growth in Australian and Canadian wealth and employment in the long-term. In both countries, mining and banking are highly consolidated and competition is benign which provides for a healthy margin. While Australia’s richness in resources and its positive demographic trends (it is estimate that the country’s population will grow from the current 22 million to 30.9-42.5 million by 2056) are major pluses, the leverage of the consumer and the high level of asset prices cap our enthusiasm.

In emerging markets, we are focusing on sectors that are leveraged to domestic economic growth and are able to monetize that growth in the economy and in living standards. In addition, we favor industries that possess oligopolistic characteristics and a comparative advantage. At the company level, when possible, we prefer little or no state ownership and market share leaders or gainers. Equally important are good management teams that have a strong track record in both execution of strategy and reinvestment of capital, and are shareholder friendly.

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As the G20 is betting the global recovery on the Asian consumer, investors are likely to focus on China and India—the world’s two most populist countries. In China, the government’s primary challenge is to undertake the necessary social reforms and provide the needed safety net for consumers to feel confident about tapping into their massive savings. In India, the government’s principal challenge is to improve its deficient physical infrastructure so that economic development and investments expand to rural areas where a majority of the country’s population resides. This should provide these areas with employment opportunities and a more stable and rising income.

In both countries, we foresee the large banking franchises to be prime beneficiaries of this transition. They already have an expansive branch network which is a huge advantage as it provides a funding base which can be used to generate credit to the underleveraged consumer base.

The massive size of both countries highlights the importance of a broad domestic distribution network. Companies that have built such networks, established their brand, and focused on product innovation and customer loyalty are the likely winners. These characteristics are key criteria in our stock selection process.

Technology is one sector in which Asia has a clear comparative advantage and as a result is quickly achieving global dominance. Two key trends are accelerating that dominance even further. Growing demand for consumer electronic products from emerging countries and increased cost consciousness of Western buyers are giving low cost yet innovative Asian producers an even stronger competitive advantage that lead to market share gains. Additionally, they continue to benefit from outsourcing from higher cost producers elsewhere.

Country differentiation among emerging markets is expected to become more pronounced. For example, Russia is the country with the highest potential to positively surprise investors’ expectations over the next 2-3 years. Among the BRIC countries, the Russian government’s policies and actions have been the least helpful to market fundamentals and investor sentiment. However, there are clear and tangible signs that the government is recognizing its pitfalls and is attempting to rectify and address the bottlenecks and the vulnerability of the economy.

For instance, top Russian government officials met face-to-face with foreign institutional investors for the first time to assuage their concerns about the political risks. On the macro-front, the government is embarking on a two-year plan to reduce inflation to the middle-single digits, bring borrowing costs (in local currency terms) down to affordable levels in order to unleash domestic investment and consumption. Longer-term, the government is aiming to diversify the economy away from energy and focus its resources to further develop the agriculture, automotive, defense, and aircraft building industries.

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Conclusion

Once trade imbalances are resolved, the world stock market could likely enter a long, secular bull market. We are still far from this point. So far, the world is compounding its imbalance but there is no escaping the painful adjustment. The West’s record level of government debt and the sticky double-digit unemployment rate will soon force governments to take the tough medicine of saving more and spending less which will cause a necessary hard-landing. But for now, they are pinning their hopes on increased consumption from emerging markets.

With that medium-term risk in mind, we are positioning the Funds in an effort to benefit from current government initiatives and continue to focus on long-term winners and unearthing new investment opportunities.

Rudolph-Riad Younes, CFA
Co-Portfolio Manager
Artio International Equity Fund
Artio International Equity Fund II

Past performance does not guarantee future results.

Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulations and accounting standards, limited publically available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of mid-capitalization companies are slightly less volatile than those of small-capitalization companies but both still involve substantial risk and they will be subject to more abrupt or erratic movements than large-capitalization companies. In order to achieve its investment goals and objectives, the Fund may invest in derivatives such as futures, options, and swaps to a very substantial extent. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments and are fully disclosed in the prospectus.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

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The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the funds, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the funds, or any affiliated company.

The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the US.

The MSCI EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in US dollars.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

You cannot invest directly in an index.

Price to Book (P/B) Ratio is used to compare a stock’s market value to its book value and is calculated by dividing the current price of the stock by the company’s book value per share.

Standard deviation is a statistical measure of the historic volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future holdings are subject to risk.

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MANAGEMENT’S COMMENTARY

Artio Total Return Bond Fund
2009 Annual Report

With the fiscal year-end of October 31 now behind us, it is important to reflect on what transpired over the last 12 months (the Reporting Period). From the start of the Reporting Period to March 9, 2009 market psychology was very depressed. An end of the world mentality was prevalent due to the collapse of Lehman Brothers and the effect it had throughout the financial system. The US federal government threw pretty much everything but the kitchen sink at the problem, with the Treasury Department, Federal Reserve Bank (the Fed) and Federal Deposit Insurance Corporation (FDIC) all introducing programs to help avert the crisis. Many of these programs are ongoing and will not likely wind down for some time.

Even with these new programs, a popular new president able to get a large stimulus plan started and very large bailouts of the banking system, financial markets remained in the doldrums until March 9. Then suddenly, an environment of risk aversion dramatically shifted toward risk seeking. At the start of this dramatic change in investor sentiment, it was only the bravest of investors who bought with the rationale that even if the economy is in horrible shape, financial assets are priced at depression-type levels. With the amount of government intervention undertaken up to that point, investors had a reasonable degree of confidence that the federal government would not let the financial system collapse. Assuming that to be true, many financial assets were exceedingly cheap at the time. Throughout the summer, signs that the economy was starting to improve pushed investors’ risk tolerance higher. As financial markets began to rally, trend-following investors began to jump on the bandwagon causing the rally to accelerate. Investment psychology changed from assets being extremely cheap and a great buy in March to one in mid-summer where investors felt the need to enter the market before the rally lost momentum.

Toward the end of the Reporting Period, market psychology and valuations reached a point where an improving economy may not be sufficient to justify the continued high risk tolerance. It now appears that investors require an expectation of strong sustainable growth for the foreseeable future.

The huge divergence in attitude towards risk from the first part of the Reporting Period to the second can be called a tale of two (very different) time periods. The excess returns over US Treasury debt of the various sectors of the investment grade

26	Artio Global Funds ï 2009 Annual Report

market (as measured by the Barclays Capital US Aggregate Bond Index and illustrated in the table below) provide a useful barometer of this divergence.

				Commercial
			Asset	Mortgage
			Backed	Backed
	Corporate	Agency	Securities	Securities	Mortgages
10/31/08 to 3/9/09	2.10	1.90	1.47	-16.62	0.91
3/10/09 to 10/31/09	20.88	2.16	16.51	38.54	3.50

Source: Barclays Capital

The Artio Total Return Bond Fund Class A Shares (the Fund) returned 17.27% for the twelve months ending October 31, 2009, outperforming its benchmark, the Barclays Capital US Aggregate Bond Index, which returned 13.79%.

The Fund’s weighting in several spread sectors changed measurably throughout the Reporting Period. The weighting of corporate bonds went from a low of 21% in January to a high of 46.5% in June before ending October at 34%. The large positioning in corporate bonds worked out well for investors as they returned 31% over the 12 month period. This strong performance exhibited by corporate bonds was the sector’s best when compared to any other 12 month period in the history of the Barclays Capital US Aggregate Bond Index. However, it comes on the back of the massive credit spread widening in the weeks following the September 2008 bankruptcy of Lehman Brothers.

The other major spread sector that performed well was the securitized sector with the largest part of that being residential mortgage backed securities (RMBS). The Fund’s sector rotation philosophy can be seen through its positioning here. One year ago the Fund had 48.5% in RMBSs. Twelve months later, it was down to 28.7%. Non-agency RMBS represented 3% at the beginning of this time period and 6% at the end. This shows that even as we reduced our agency-backed RMBS by almost 50% we doubled the non-agency RMBS positioning. This intra-sector trading worked well as non-agency RMBS were vastly overvalued (and misunderstood) in the beginning of the period as well as prior years.

The securitized sectors of the market underwent a rally in 2009 that was nearly as violent and unexpected as the turmoil that marked 2008. The best performers of 2009 were the worst of the prior year but they did not start the comeback. Fixed income investors switched their mindset from capital preservation to yield generation in stages, with the most liquid sectors recovering first but the least liquid and riskiest trades performing the best. Agency mortgage backed securities (MBS) were the first to recover given investors’ different viewpoints. Some were reassured that the credit guarantee agencies provided was assumed by the government, making explicit the backing the government-sponsored enterprises (GSEs) were always thought to enjoy. Others simply believed that a mean reversion approach would win

Artio Global Funds ï 2009 Annual Report	27

out, as spreads were so far removed from any historical guidepost. Consumer asset backed securities (ABS) also had strong performance early in the period. Investors piled into bank sponsored credit card trusts, viewing them as a secured bet on the US financial system. As the year progressed, investors became more emboldened and reached into less creditworthy, less liquid trades for yield. Commercial mortgage backed securities (CMBS) became quite attractive in the second quarter as yields ranged from 12% to 13%. Residential mortgage backed securities that do not enjoy a GSE guarantee gained steadily throughout the spring and summer as concerns over congressional action to aggressively stem foreclosures built to a boil but faded nearly as quickly.

Government support has been a constant throughout. They have been a steady and voracious buyer of agency MBS as part of a strategy to backstop the financial system. It’s a program that accomplishes several objectives at a time. First, since the GSEs were taken into receivership last year, agency MBS are nearly as much government debt as treasuries, making them a good fit for the Fed’s quantitative easing strategy. Second, it provides a boost to bank’s balance sheets by keeping the primary mortgage rate low and sparking a refinancing wave that has reduced the amount of distressed mortgage-related assets. Finally, by effectively subsidizing housing purchases they’re hoping to help the housing market bottom sooner rather than later. They’ve purchased nearly a trillion dollars since the program began in January 2009.

The Fed also took on the rapid contraction in consumer lending by implementing the TALF (Term Asset-Backed Securities Loan Facility) program which offers investors leverage to purchase newly originated loans to small businesses and consumers. Over $100 billion in securities have been issued thus far. The program has been so effective that the most recent Ford transaction provided no leverage as the offered yield was less than the financing rate. The same concept was applied to the commercial real estate sector but with much less success. Losses in the consumer sector could be termed pedestrian compared to those in commercial real estate. For the model to work in the commercial space, investors must be confident of the underlying collateral valuations. It’s much easier to value an auto loan than fragile commercial real estate space. Only one transaction has closed under this model, although it was well received by investors and will likely be eagerly copied by the revenue-starved investment banking sector. Much more popular is the leverage the Fed has provided for purchasing CMBS in the secondary market. Eight billion dollars of loans have been granted at a very steady pace since the first subscription in July.

The Fund’s weighting in US Treasury securities throughout the Reporting Period never got much above 5%. We continue to dislike them as an investment and at the end of October they represented less than 1.5% of the Fund.

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Non-US positioning also varied during the period under review. At the start of the timeframe, we believed there was more value in domestic spread sectors versus non-US dollar sovereign debt. The Fund began the fiscal year with only 0.2% in this type of bond. As the year progressed and the domestic spread sectors began to outperform, sovereign debt became more and more attractive on a relative value basis and our weighting increased. At the end of October, the Fund had a 10.2% sovereign debt position. Looking ahead, we believe this weighting is likely to increase if the risk of US rates going higher increases.

One of the pleasant surprises of 2009 was emerging markets. They showed unprecedented resistance to the global shock compared to prior downturns and were therefore empowered to utilize countercyclical fiscal policies and accommodative monetary policies on an unparalleled scale. Some sovereign emerging market credits were rewarded for accumulating sufficient reserves/resources and conducting credible policies during the period of global growth before 2008 with both their currency and yield levels performing well even as these countries became more accommodative.

Within non-US dollar currencies the Fund’s positioning varied greatly depending on market conditions. On October 31, 2008 the Fund held just over 4%. As the year progressed and the markets’ risk tolerance ebbed and flowed, the Fund’s currency weighting changed. At the end of February 2009 the Fund’s non-US currency exposure dropped to 2.2% only to rise to above 20% by the end of October 2009.

Outlook

The Federal Reserve Bank will likely be a major determinant of how financial markets perform over the medium-term. Market expectations are that the Fed will leave the Fed Funds rate close to zero until the middle of 2010. We agree. The Fed has signalled that they do not want the economy to slip into a deflationary spiral and appear willing to risk a surge in inflation and a decline in the value of the US dollar to ensure this is the case.

An economic recovery over the fiscal year has worked in favor of the Fed. For the third calendar quarter of 2009, GDP was reported at a healthy 3.5%. Whether this was due to the abominable growth rates of the last few quarters (making for an easy growth number to be reported) or government stimulus programs such as cash for clunkers and the new home buyer’s tax credit, this is a good sign that the economy has improved.

However, there are reasons to be concerned that over the next several years the US rate of growth will not be able to reach what was considered acceptable over the last 20 years. They include a higher unemployment rate that may be due to a structural shift as opposed to a cyclical one, the loss of access for most homeowners to their

Artio Global Funds ï 2009 Annual Report	29

home equity as an ATM and the damage to individuals’ confidence due to both of these factors.

Another growth retardant is the deleveraging of the American consumer. On an individual basis, if a person increases their savings rate, especially if they are in debt, it is a good thing. If everyone simultaneously increases their savings rate it can lead to big trouble. For the US, a structural shift to increased individual savings is a good thing—over the extremely long term. The problem is getting to that point will most likely be painful. As people save more, they are not spending. For a consumption-driven economy such as the US, that is a structural change. An adjustment needs to take place. The most obvious one is an increase in unemployment as jobs that were designed to meet consumption are shut down or put at risk. The concern is that if the ‘American consumer’ becomes the ‘American saver’ then many of the jobs that were appropriate in the old economy will be unnecessary in the new one.

As long as the unemployment rate continues to climb, the Fed is unlikely to raise the Fed Funds rate. Keeping rates close to zero and using their balance sheet for quantitative easing should, all else being equal, bring down the value of the US dollar. Look for this to continue as long as the Fed can get away with it—meaning inflation or inflationary expectations do not spike, the real rate yield does not steepen or the dollar’s decline does not become disorderly. The Fed is hoping that none of these things happen before the economy is able to regain a self-sustaining growth track.

One advantage of a declining currency is the assistance it gives to the domestic manufacturing base. Exports can be sold more cheaply and imports are more expensive to US consumers, making them less competitive. As a heavily indebted society, a devaluation is beneficial as the debt burden becomes relatively less heavy.

The risk is the country’s need to continue to issue debt to pay for its overspending. Foreign investors, especially Asian central banks who expect the US dollar to continue declining have little incentive to buy US debt at the current low yields. If one or two central banks publicly state they will not buy any more US Treasury debt, never mind selling what they already own, US interest rates would rise uncomfortably fast.

Another risk is that an extended currency devaluation can lead to an increase in inflation or inflationary expectations. If this were to happen, it would also drive US interest rates higher as inflation eats away at the value of fixed income securities.

The Fed argues, with justification, that with unemployment so uncomfortably high, inflation is not a threat. Therefore, expectations are that they will leave rates low for an extended period of time. This would allow market participants to borrow at basically a zero interest rate and invest those funds in any financial instrument be it

30	Artio Global Funds ï 2009 Annual Report

Treasury bonds, equities or commodities. This is called the liquidity trade and it encourages risk taking. The financial markets have been fueled by it for the last several months.

The danger is that the Fed is allowing, even encouraging, another bubble to form. The difficulty for the Fed is determining when to start tightening. If they tighten too early the economy could slip back into recession. If they wait too long they risk inflation getting out of control, another bubble forming and even the reserve currency status of the US dollar.

In this investing environment, it is likely that the ‘risk on’ trade will drive financial markets until the investment community starts to believe the Fed will begin to withdraw liquidity. We are likely to selectively participate in this high risk tolerance trade but with a healthy degree of scepticism. The strategy is to buy fundamentally sound positions and pay a premium for more liquid securities. We will also be paying close attention to the comments and actions of foreign central banks, especially from Asia. The canary in the coal mine, higher rates at the long-end of the yield curve, will always be close at hand.

With that in mind, we have formulated our outlook for spread sectors. In the corporate bond sector, credit spreads remain wide to Treasuries compared to historic averages, but in our view they fairly reflect underlying economic conditions and the financial health of corporate issuers. We remain constructive on the sector, mostly in relative value terms, but our overweight position has shrunk significantly.

Barring another credit crisis, we believe that the biggest risks for corporate bonds next year may be the return of mergers and acquisitions and other shareholder friendly activities (e.g. stock buy-backs, dividends, leveraged buy-outs) fuelled by resumed credit availability and low interest rates. As a result, we plan to rotate out of industries that look vulnerable like technology, media, telecommunications and consumer. We continue to find attractive valuations in top tier banks the government supported and in solid, well-run companies that are in late-cycle industries.

In the securitized product world, the themes for 2009 were easy to identify but nerve-wracking to implement. Falling knives (securities dropping sharply in a short time period) were discussed often and many fixed income investors found themselves impaled. In the end, high quality assets with good collateral performance and full coupons won out. The market’s warm reception of more generous than expected government support drove an outperformance that was more drastic than most people anticipated.

New concerns await in 2010, foremost being the inevitable withdrawal of the government’s massive support. Despite the trillion dollars in purchases, the agency mortgage market is expected to remain firm. While some traditional players were

Artio Global Funds ï 2009 Annual Report	31

crowded out of the agency space as the massive non-economic bid from the Fed obviated traditional relative value trading opportunities, they look set to return. Banks also look set to be steady buyers. They are taking in deposits at a record pace and are drawn to credit insensitive assets after being badly burned. In particular, agency collateralized mortgage obligations (CMOs) provide an attractive spread at a low risk weighting. Nevertheless, the end of Fed purchases in quantitative easing could lead to sharply higher Treasury rates, and consequently extension and devaluation of MBS.

Securitized credit has a less certain future. Consumer ABS look steadiest given the sector has withstood an economic cycle with its investment grade ratings largely intact. Investors can take heart by its performance through this stress test and keep spreads relatively compressed. Non-agency RMBS and CMBS face a much less certain future. Employment and housing markets remain soft and present substantial downside risks to collateral. While performance is no longer in freefall, it continues to worsen. Right now, the market is being supported by attractive yields at what are assumed to be a reasonably pessimistic set of assumptions and the confidence that steadily improving leading indicators will actually translate into tangible improvements and a reversal in performance trends.

Donald Quigley, CFA
Co-Portfolio Manager
Artio Total Return Bond Fund

Past performance does not guarantee future results.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, and is more exposed to individual security volatility than a diversified fund.

32	Artio Global Funds ï 2009 Annual Report

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the Fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the Fund, or any affiliated company.

The Barclays Capital US Aggregate Bond Index is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. It is not possible to invest directly in an index or average.

Please see the Schedule of Investments in this report for complete Fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

Artio Global Funds ï 2009 Annual Report	33

MANAGEMENT’S COMMENTARY

Artio Global High Income Fund
2009 Annual Report

The fiscal year ending October 31, 2009 was one of the most tumultuous in recent market history. The gravity of the financial and economic turmoil was such that the major events of the period are by now etched on the consciousness of the general investing public and professional practitioners alike. Yet, as we think back on the past year and remember the extremes of illiquidity, unprecedented government interventions and historic corporate failures, it is easy to miss the fact that these past twelve months have, on the whole, been a period of market recovery.

From the perspective of high yield, this recovery began earlier than in most other asset classes. In December 2008 the BofA Merrill Lynch Global High Yield Constrained Index (the Fund’s benchmark) rallied 7.02% in a single month, largely in response to US government efforts to rescue GMAC, the financing arm of General Motors. In the early part of the new calendar year, higher-quality high yield bonds that comprise the benchmark, led by BBs experienced the first wave of recovery. Initially, the lowest tier of our universe, those securities rated CCC and below, lagged the rally, rising only 1.58% versus 7.6% for BBs in the January through March period. By late March this relationship started to reverse and CCCs began a powerful rally, ultimately propelling them to a 76.87% total return for the twelve month period through October 31, versus 47.34% for BBs and 42.58% for B rated bonds.

At first blush, such a strong rally among the asset class’s weakest members seems puzzling in light of the steep increase in default rates (which according to Moody’s Investors Service was 12.4% by October 31) and the spectre of several disorderly workouts in the auto industry where government edict altered established precedent in the bankruptcy process. However, the extreme fear that still prevailed among most market participants in the early part of the year had driven these securities to such low levels that, even in a worst-case bankruptcy scenario, there was substantial value to be had for buyers willing to endure the travails of Chapter 11—a worst-case scenario that in many instances was still not a forgone conclusion. As the recovery in the high yield asset class gathered pace, other riskier portions of the universe began outperforming, sometimes in very dramatic fashion. European high yield bonds (as measured by the BofA Merrill Lynch European High Yield Constrained Index) rallied 24.52% in April and May alone, compared to a 19.23% return for US high yield (as measured by the BofA Merrill Lynch US High Yield Master II Constrained Index). Emerging market corporate issues began to lift at about the same time, helped by the implications of rising oil prices that would enable Russian corporates to roll over foreign debts.

34	Artio Global Funds ï 2009 Annual Report

The December rally was followed by a string of strongly positive monthly returns that were broken only once (in February) before the fiscal year came to a close. This resulted in a full fiscal year total return of 51.91% in local currency terms and 55.01% in US dollar terms for the Fund’s benchmark while the Fund’s Class A Shares (the Fund) posted a gain of 42.71%. Despite this underperformance, for the period ending October 31, 2009 the Fund was among the top 16% of all high yield funds in the Morningstar High Yield Bond peer group over the period (out of 543 funds ranked) based on total returns. More importantly, over the longer time periods of three and five years, the Fund places in the top 3% and 2% of the Morningstar High Yield Bond universe respectively (out of 468 and 398 funds ranked respectively).

Our underperformance versus the index for the fiscal year rests with several conservative stances we took. First, although we reaped the benefits of the early rally in high quality corporates by overweighting BBB securities, we did not become overweight the CCC sector until after the rally began and were not aggressive in the magnitude of this overweight. Second, we continued to position a substantial part of the portfolio (22% on average) in loans. Loans are more senior and usually carry better security than bonds of the same issuer. In a market driven by higher risk appetites, this sector lagged. Third, cash balances hurt, even when they were minimal, as trace elements of liquidity hampered relative performance in such a strong market. Finally, earlier in the year we chose to hedge much of our non-US dollar exposure, even as the dollar began to lag once its benefits as a safe haven wore off. While this more conservative posture probably did not hurt us against the peer group, it did negatively impact our performance versus the benchmark, which carried approximately an 18% non-dollar component as of October 31, 2009.

These drags were partially offset by a number of other positions we took during the year. Although loans as a sector hurt, three-quarters of this was offset by our issue selection within the group. In loans and US bonds, we benefitted from our involvement in several distressed restructuring situations, including Federal-Mogul, Spectrum Brands, and Lear Corporation. The Fund also benefited from a relatively small but significant position in the “busted” convertible sector. These are convertible bonds in which the equity option value has declined to the point that the security is driven largely by its bond value. Two of these types of positions were retired at substantial premiums to our entry levels when the cheapened equity of the issuer prompted merger and acquisition activity. Finally, it is worth noting that the portfolio benefitted from a modest position in emerging market corporate debt, although, here again, we were relatively conservatively positioned within the group.

Considering our performance from a broader and longer-run perspective, we believe that the recent multi-year turmoil through which we have guided this Fund, while disconcerting at times, has given us more confidence in our overall approach to the high yield asset class and our day-to-day process. We seek to

Artio Global Funds ï 2009 Annual Report	35

diversify our portfolio both geographically and by security type. This approach may seem riskier on the surface, but we feel the benefits of diversification are sometimes subtle and counterintuitive. In the long run, diversification should work. On a day-to-day basis, we spend substantial time and resources studying the issuers we invest in and we seek to exit positions quickly that contradict our expectations.

Looking forward, we expect that there will continue to be an unusual degree of uncertainty over the future trajectory of the economy and markets. We believe we are only beginning a multi-year effort to rebalance a global economy whose excesses had become clearly unsustainable. The continuing process of adjustment will doubtlessly have many twists and turns with both positive and negative implications for the high yield sector. The details of these changes are hard to clearly define in advance. However, we believe that our diversified, research intensive approach will serve us well regardless of the environment. We have built a strong team of seasoned high yield managers at Artio Global and will continue to apply our investment principles conscientiously to the challenges and the opportunities at hand.

Greg Hopper
Portfolio Manager
Artio Global High Income Fund

Past performance does not guarantee future results.

The securities in which the Fund will invest may be considered more speculative in nature and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historic financial condition of the issuers of these securities is usually not as strong as that of other issuers. High yield fixed income securities can present a greater risk of loss of income and principal than higher rated securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may also use derivatives (options and future contract), which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the

36	Artio Global Funds ï 2009 Annual Report

direction of securities prices, interest rates and currency exchange rates. The investment in derivatives is not suitable for all investors.

Morningstar Rankings represent a fund’s total return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. Percentile ranking is based on the total number of funds ranked and the Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the fund, or any affiliated company.

The BofA Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s and S&P). The index is weighted by outstanding issuance, but constrained such that the percentage that any one issuer may not represent more than 3% of the index. It is not possible to invest in an index.

The BofA Merrill Lynch European High Yield Constrained Index tracks the “below-investment-grade” bonds of European corporate issuers.

The BofA Merrill Lynch US High Yield Master II Index Constrained is an unmanaged index that tracks the performance of below investment grade US dollar-denominated corporate bonds publically issued in the US domestic market.

BofA Merrill Lynch was formerly known as Merrill Lynch.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Artio Global Funds ï 2009 Annual Report	37

MANAGEMENT’S COMMENTARY

Artio US Microcap Fund / Artio US Smallcap Fund
Artio US Midcap Fund / Artio US Multicap Fund
2009 Annual Report

For the year ended October 31, 2009 (the Reporting Period), the US equity market delivered a fascinating example of how a stock market can go to extremes. As we witnessed a year that saw two bottoms (as defined by the S&P 500 Index hitting new lows in November 2008 and March 2009), only to be followed up with one of the best short-term markets in stock market history, we were reminded again about the perils of market-timing. The Reporting Period can be summed up in two acts. The first act resembled an equity investor’s worst nightmare and the second was a near utopia. Despite ending the year on a strong note, with returns of 9.80%, 10.83% and 6.45%, for the S&P 500 Index, Russell 3000 Index and Russell 2000 Index, respectively, the gains only clawed back a small portion of the losses absorbed in fiscal 2008.

During the last twelve months, the US endured its worst post-war recession and one of the worst equity markets in decades.

Worst Rolling Three Year Periods in Stock Market History Since 1926
(as measured by the S&P 500 Index)

	Three Years	Return		Three Years	Return
Rank	Ended	(%)	Rank	Ended	(%)
1	6/30/1932	-81.1	13	12/31/1931	-65.5
2	5/31/1932	-79.0	14	1/31/1933	-64.6
3	7/31/1932	-75.9	15	11/30/1932	-64.0
4	4/30/1932	-75.3	16	12/31/1932	-63.2
5	3/31/1933	-71.9	17	4/30/1933	-60.5
6	2/28/1933	-70.7	18	11/30/1931	-60.1
7	8/31/1932	-69.7	19	9/30/1931	-53.6
8	3/31/1932	-69.3	20	5/31/1933	-51.4
9	9/30/1932	-69.1	21	10/31/1931	-50.9
10	1/31/1932	-67.5	22	7/31/1933	-43.3
11	10/31/1932	-66.6	23	3/31/2003	-42.1
12	2/29/1932	-65.8	24	2/28/2003	-39.6
			25	2/28/2009	-38.0

Source: Center for Research in Security Prices and Bank of America

Many professional investors were stunned during the downdraft. They raised cash and avoided equities, particularly “risky” stocks. Our interpretation of a risky stock is one that is more volatile (up or down) than the market or the benchmark you are trying to beat. Some stocks, such as those representing companies without earnings,

38	Artio Global Funds ï 2009 Annual Report

cyclical, variable or one dimensional businesses, or high levels of debt, deserve the moniker. We observed that as risk aversion increases, the category of risky stocks broadens. Even consumer staples companies with defensive, albeit leveraged businesses saw their equities collapse during the downturn. As an example of how risk tolerances and views change, consider technology stocks. When the “tech bubble” burst between 2000 and 2002, technology stocks were considered very risky and were the worst performing sector during that downturn. Ironically, when we fast forward to 2009, many investors perceived technology stocks as a safe haven, shunning leveraged companies, seeking refuge in cash-rich, non- or low-leveraged concerns. During this recession, leveraged companies replaced technology stocks as the pariah. In seven short years, the technology sector went from being reviled to being a safe haven, and the best performing sector in the Russell 2000 and Russell 3000 for the Reporting Period.

Sector Returns
11/1/08-10/31/09

Source: Russell Investments

Some investors probably rationalized that valuations were cheaper for technology stocks in late 2008 and early 2009 as the market bottomed. However, many investors, especially those who suffered between 2000 and 2002 because of exposure to technology stocks, were probably reluctant to view the sector as an investment choice where they could gain absolute and relative outperformance during the last year. In late 2008, many investors deemed companies with debt as very risky and they were seemingly eliminated in systematic fashion from many long-only portfolios and shorted by hedge funds. Our research indicates that between October 31, 2008 and March 9, 2009 (when the market bottomed), companies in the

Artio Global Funds ï 2009 Annual Report	39

Russell 3000 Index with leverage underperformed companies without long-term borrowings by over 6%.

Performance of Companies in Russell 3000 Index
With and Without Leverage
10/31/08 - 03/09/09

Source: FactSet Research Systems

We believe the economic slowdown, combined with a significant curtailment of available credit exposed flawed business models. The US stock market, mainly in the fourth quarter of 2008, discounted almost every company with sizeable leverage as destined for material liquidity problems. Equities, especially those in the small and micro capitalization range, dropped to negligible values as investors feared the worst. Valuations reached levels not seen since the Great Depression. During the period, one of our holdings, Cenveo Inc. (CVO), traded as low as $1.68 per share and was valued at a low 0.7 times our internal free cash flow estimate of $2.40 for 2010. Similar examples played out many times over as investors worried assets would be seized by banks as borrowers/companies were on the verge of tripping debt covenants.

We believe many investors surmised that reorganization would be the only survival option for companies in this predicament. In our opinion, they misunderstood the process businesses and banks would undertake to restructure the terms of their credit and loan agreements. Of the companies we analyzed, many had to deal head-on with these “workouts”. We learned that in most cases, both the companies and their bankers had little to no experience in dealing with the situation. It was a whole new ball game for both sides of the table.

40	Artio Global Funds ï 2009 Annual Report

We quickly learned two important things that would influence our thinking on highly leveraged companies: 1) over and over, the message was clear—banks had no interest taking over assets or collateral such as printing presses, manufacturing equipment, etc.; and 2) the US government was very motivated to avoid widespread failure—their policies demonstrated they were eager to help consumers and businesses by keeping interest rates low and encouraging lenders to work out arrangements with residential and commercial borrowers to avoid defaults. The government directly lent to several entities via the Troubled Asset Relief Program (TARP) and the Term Asset-Backed Securities Loan Facility (TALF) and even pursued equity investments in AIG and General Motors. These proactive workouts provided many companies time to reduce their operating expenses at an unprecedented pace—a symptom of the first real-time recession.

As we thought about this recession and the magnitude and speed of its decline compared to others, two things stood out. First, the reduction of credit made its reach broad and widespread. Second, distributed, networked computing and connectivity within companies and the global supply chain made the impact fast and furious. Cost cutting actions were decisive and deep based on poor field reports for sales and orders. This helps explain how and why companies were able to beat and exceed analysts’ earnings estimates through most of calendar 2009. Despite the better than expected earnings, weak sales for most sectors and industries will have to reverse for the economy to sustain and build on the recent expansion.

As the stock market rebounded, investors who took a more defensive posture were left to wonder if they should maintain a conservative course or begin taking on more risk. As the old adage goes, no bell rings at the bottom of a bear market or recession and only the market is right. While encouraging, we believe the returns for the Reporting Period were uninspiring considering the sharp drop last year. Coupled with low risk tolerance (as evidenced by the lackluster performance of small capitalization stocks versus their large counterparts), we believe this portends a challenging recovery period ahead for the US economy and stock market.

Sector and Size Performance

Technology, consumer discretionary and materials were the best performing sectors within both the Russell 2000 and the S&P 500 Indices during the Reporting Period. On the downside, financials, industrials and energy lagged. In terms of size, mid capitalization companies (midcaps) performed best, with the Russell Midcap Index up 18.75%, followed by large capitalization names (largecaps), with the Russell 1000 Index up 11.20% and pulling up the rear, the small capitalization firms (smallcaps) as measured by the Russell 2000 Index were up only 6.45%.

Artio Global Funds ï 2009 Annual Report	41

The underperformance by smallcaps was modestly surprising as we felt the prospects of recovery would propel smallcaps past largecaps during the year, despite the fact that the Russell 2000 Index outperformed the Russell 1000 Index in fiscal 2008 (return of -34.16% versus -36.80%, respectively). The lack of definitive, strong outperformance by smallcaps can be interpreted several ways. Does it mean that investors are not “buying” into this recovery? Is the strong, multiyear period of outperformance exhibited by smallcaps relative to largecaps coming to an end? Is the market just discounting a prolonged period of sluggishness, low economic output and slow job growth? Is the lack of credit availability more pronounced for smallcaps? We think it could be any combination of these scenarios and none are likely to be mutually exclusive.

Lessons Learned

Calendar 2009 should be remembered as the year investors were reminded about the perils of market-timing and that solid credit analysis makes for good equity analysis. We believe investors need to walk a fine line between risk aversion and market timing. Beyond the most common form of market timing, increasing cash holdings, other examples include timing investments in various sectors, getting defensive with larger capitalization stocks and eliminating companies with long-term debt. During the Artio Global US Equity Team’s weekly investment meetings, we often remind ourselves that the market and indices we gauge our performance to have no conscience. Our investment philosophy is to consider diversification in three dimensions: 1) across economic sectors; 2) corporate capital structure; and 3) company size. We believe portfolios that overemphasize or deliberately avoid any of these criteria may be quite risky, especially in the short run.

In the last twelve months, we were humbly reminded that the devil is in the details, especially when it comes to companies that have long-term debt or lines of credit. The lesson learned was that when overnight borrowing for even the best, larger capitalization credits became a problem, leveraged smaller companies will also face problems and delays with their term financing needs. As the year unfolded, we realized that most of these problems were perceived and not real. However, there was an opportunity to exit positions before late in 2008 when it was a crowded trade, although market timing exit and re-entry points is tricky and fraught with risk.

US Equity Portfolio Strategy

The cornerstone of the investment process for all four of the Artio Global US equity funds is the desire to select stocks that collectively outperform the passive alternative or benchmark, over a client’s preferred measurement period. While our investment process incorporates concentrated investment positions, we believe sector diversification helps reduce the volatility of returns relative to the benchmark. Our

42	Artio Global Funds ï 2009 Annual Report

philosophy is to construct investment portfolios using a core approach, emphasizing sector diversification. Empirical evidence shows that a growth style, irrespective of size, underperforms a core approach and has greater risk (see chart below).

Russell Indices
Historical Performance (as of 10/31/09)

Source: Russell Investments
Performance for periods greater than one year is annualized.

1.	Russell 1000 Indices, Russell 2000 Indices, Russell 3000 Indices and Russell Midcap Index performance inception January 1979; Russell Midcap Growth and Russell Midcap Value Indices performance inception January 1986.

We assess both growth and value securities as part of our analytical process to maximize our opportunity set. Throughout the Reporting Period, we maintained modest sector bets, purposely placing the onus on stock picking to add or detract value. In late 2008, we deliberately increased our weighting in technology stocks because we felt the sector offered a balance of upside during an eventual economic rebound but also provided downside protection in a market that prized cash-rich, low-leverage balance sheets and strong free cash flow characteristics. We maintained a low weighting in small and midcap banks, instead focusing on brokers and asset managers. This helped relative performance. Carefully scrutinizing leveraged situations in the materials and industrials sectors helped us identify bargains that manifested as investors began to conclude widespread defaults were unlikely. Late in

Artio Global Funds ï 2009 Annual Report	43

the Reporting Period, we began increasing our exposure to the industrial sector as we felt confidence was beginning to be restored throughout the nation. During the year, our financial services weightings remained underweight relative to each Fund’s respective benchmark due to concerns around capital adequacy, profit growth and the risk of dilution. However, we are becoming more constructive on this sector as we look ahead to 2010 and 2011.

Performance Review

The Reporting Period marked an important milestone for our four US equity funds, as three full years of performance was recorded in July. We are pleased and proud to tell you that all four products outperformed their respective primary benchmarks during the Reporting Period. Historically, we are also proud of how all the funds have performed versus their appropriate benchmark.

Outperformance for these two time periods was driven by favorable stock selection which underscores our value proposition and commitment to add value through stock selection. We feel strongly that the key determinant to our relative performance over the long run will be the value added from stock picking and that sector allocation will continue to be secondary. Our goal is to develop a performance record that demonstrates outperformance relative to stated benchmarks over periods of three years and beyond. It would be a great accomplishment to beat our benchmark year-in and year-out, but this is an unlikely and unrealistic scenario. Because our investment time horizon is one to two years and we construct concentrated portfolios, sometimes we endure periods of short-term underperformance. Over a market cycle, which we deem is coincident with an economic cycle of five to seven years, we would be disappointed if our US equity funds did not outperform their respective benchmarks. Who would have imagined that these four funds would be stress-tested with the worst market conditions since the Great Depression and a rally that ranks among the best in three decades, all within a little more than three short years?

Artio US Microcap Fund

For the Reporting Period, the Artio US Microcap Fund (Class A Shares) returned 27.48%, significantly outperforming the 5.06% return of Russell Microcap Index and the 6.45% return of the Russell 2000 Index. Outperformance was primarily attributable to favorable stock selection within the financial, consumer discretionary and technology sectors. This easily offset unfavorable relative stock results in the energy, healthcare and materials sectors. Among the best contributors to returns were Smith & Wesson Holdings, Perry Ellis International and LTX-Credence Corp. The largest detractors included Hercules Offshore, Measurement Specialties and Parallel Petroleum. The Fund’s sector positioning also had a positive impact. At the

44	Artio Global Funds ï 2009 Annual Report

end of the Reporting Period, the Fund was overweight the industrial and consumer discretionary sectors and underweight the financials and materials sectors.

Artio US Smallcap Fund

For the Reporting Period, the Artio US Smallcap Fund (Class A Shares) returned 34.18%, significantly outpacing the 6.45% return of Russell 2000 Index. Outperformance was mainly attributable to favorable stock selection. The Fund’s industrials, technology and consumer discretionary holdings outperformed and more than offset the negative relative stock performance within the healthcare and telecommunications sectors. Among the largest contributors were Cenveo Inc., Cheesecake Factory, and RF Micro Devices while some of the detractors included KHD Humboldt Wedag International, Arthrocare and Measurement Specialties. Sector positioning also had a positive impact on returns. The Fund ended the Reporting Period overweight the industrials and consumer discretionary sectors and underweight the financials and utilities sectors.

Artio US Midcap Fund

For the Reporting Period, the Artio US Midcap Fund (Class A Shares) returned 19.68% versus the 18.75% return of Russell Midcap Index. The majority of the Fund’s outperformance was attributable to favorable sector allocation. Positive relative performance within the financials, consumer staples and technology sectors was offset by underperformance with the healthcare, telecommunications and consumer discretionary sectors. Continental Resources, International Paper and Microchip Technology were the biggest contributors to results while KeyCorp, Johnson Controls and Fifth Third Bancorp were the largest detractors. The Fund closed the Reporting Period overweight in the technology and healthcare sectors and underweight in the utilities and telecommunications sectors.

Artio US Multicap Fund

For the Reporting Period, the Artio US Multicap Fund (Class A Shares) returned 21.79%, ahead of the 10.83% return of Russell 3000 Index. Relative outperformance was attributable to favorable stock selection within the industrials, financials and consumer discretionary sectors and more than offset unfavorable stock selection with the telecommunications and energy sectors. Sector allocation was also a positive contributor. The largest performance contributors included Apple Inc., Mircrochip Technology and Cenveo Inc., while the biggest detractors were Johnson Controls, Conoco Phillips and Bank of America. The Fund finished the Reporting Period overweight the consumer discretionary and healthcare sectors and underweight the energy and utilities sectors.

Artio Global Funds ï 2009 Annual Report	45

Outlook

As this is written, the US stock market and economic fundamentals have improved and begun to stabilize. The rally in 2009 has not impressed us all that much. We do not dispute that it was sharp off a depressed bottom, but one needs to consider the losses in 2008 and early 2009 to put it in perspective. The media continues to sensationalize and emphasize stellar returns off the March 9, 2009 low, seemingly forgetting what happened between January 1 and March 9, 2009, or what happened in 2008. Using the S&P 500 Index as a proxy, stock market investments made in early 2008 were still a money losing proposition considering the market rebound. This lackluster rally makes sense to us considering that consumer spending remained above 70% as a percentage of third quarter 2009 GDP and the US consumer is slowly “getting up off the mat.”

The stock market’s return pattern seems to be discounting a longer recovery period and consolidation phase for the US consumer. The outlook for the US consumer is still challenging, however, there are potential bright spots. As we look past the 2009 holiday season and into 2010, comparisons are expected to get easier to begin “growing” again. Retailers should benefit from better inventory levels and avoid the markdowns that negatively impacted sales comparisons and profits last winter and spring. This, coupled with more efficient sourcing, should help many retailers’ gross margins throughout 2010. Consumers may be enticed to shop because of better price points as retailers share some cost savings, but other factors like slow wage and employment growth will serve as counteracting forces. We rationalize that most creditors and spenders (consumer and business) are and will continue to be more conservative with capital given the current economic and labor climate.

Unlike the last downturn in 2001, credit is expected to be harder to access in the short run and should serve to reduce overall demand and spending. As with the recoveries of 1991 and 2002, our expectation is for a weak job market recovery in 2010. This is attributed to the weak revenue numbers reported for the first three quarters of 2009 as well as corporate managers’ desire to maintain profits levels for their companies (and cynically in their own self-interest as it relates to incentive compensation).

We are more optimistic for labor in 2011 with the caveat that the federal government manages the stimulus package effectively. Strategas Research Partners estimates that as of October 31, 2009, only $195 billion of the $787 billion of stimulus money had been expended. The timing of how the balance of this funding is released over the next couple of years will likely have an impact on the economy. While cautiously optimistic about a slow US recovery in 2010, we also remember how the market declined for three straight years in 2000, 2001 and 2002, before rebounding in 2003. In our opinion the US economy is quite fragile and losses in the

46	Artio Global Funds ï 2009 Annual Report

stock market in 2010 would not surprise us. We also recognize that any short-run nominal gains in GDP will likely be driven from stimulus programs either continued or introduced in 2010.

We feel the stock market recovery of 2009 was justified mainly because investors misunderstood how companies would work with creditors to maintain existing facilities and restructure terms to avoid “tripping” debt covenants in the future. In our opinion, this opportunity is behind us and now comes the time for winners and losers to stand out in an uncertain economy.

We think market share gains and product differentiation will be the primary drivers of success in 2010 across multiple sectors. We are becoming more constructive on the industrials and financial sectors as they are buoyed by economic recovery, industry consolidation and stimulus spending. We are concerned that the healthcare sector, which benefited from rising prices for many years, will be negatively impacted by the US government’s scrutiny and objectives around cost containment. However, more citizens with coverage should boost procedure and patient volumes and this may allow well-managed companies an opportunity to prosper.

Greater financial flexibility, strong balance sheets and positive free cash flow may help companies get an edge on their competition. More importantly, we feel if a company has a product or service that changes the behavior of the consumer or capital spender, this may give it the potential to outperform its peers. Evaluating such opportunities across industries is what we spend the bulk of our time doing, irrespective to what may be happening with the broader macro economy or market averages. As stock pickers first, our goal remains to collectively identify and invest in companies and stocks that may allow our funds’ returns to exceed those of their respective benchmarks. We are privileged to have this opportunity and will do our best to maximize the identification and inclusion of those stocks that we believe have the potential to outperform in every fund we manage.

Sam Dedio
Portfolio Manager
Artio US Microcap Fund, Artio US Smallcap Fund, Artio US Index Fund and
Artio US Multicap Fund Portfolio Manager

Past performance does not guarantee future results.

Artio Global Funds ï 2009 Annual Report	47

Please refer to the prospectus for more complete information on the special risks associated with investing in the Artio US Equity Funds, including, but not limited to: stock market risk, smaller companies risk, liquidity risk, foreign investment risk, derivatives risk.

Diversification does not assure a profit or protect against loss in a declining market. The funds may also use derivatives (options and future contracts), which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in derivatives is not suitable for all investors.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the fund, or any affiliated company.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

The S&P 500 Index is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad US equity performance.

The Russell 1000 Index measures the performance of the 1,000 largest US companies based on total market capitalization, which represents approximately 92% of the investable US equity market, with all values expressed in US dollars.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, with all values expressed in US dollars.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market, with all values expressed in US dollars.

48	Artio Global Funds ï 2009 Annual Report

The Russell Microcap Index measures the performance of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all US equities by market capitalization.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index, with all values expressed in US dollars.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment.

The Russell 2000 Value Index measures the performance of small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment.

The Russell 3000 Value Index measures the performance of the broad value segment of the US equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

Artio Global Funds ï 2009 Annual Report	49

The Russell 3000 Growth Index measures the performance of the broad growth segment of the US equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

It is not possible to invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

50	Artio Global Funds ï 2009 Annual Report

SHAREHOLDER EXPENSES (Unaudited)

As a shareholder of the Artio Global Equity Fund Inc. and or the Artio Global Investment Funds, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Global Equity Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,250.60	1.40%	$7.94
Hypothetical	1,000.00	1,018.10	1.40	7.12

Artio Global Funds ï 2009 Annual Report	51

Global Equity Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,252.00	1.15%	$6.53
Hypothetical	1,000.00	1,019.40	1.15	5.85

International Equity Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,260.10	1.24%	$7.06
Hypothetical	1,000.00	1,019.00	1.24	6.31

International Equity Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,261.60	0.98%	$5.59
Hypothetical	1,000.00	1,020.30	0.98	4.99

International Equity Fund II Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,260.30	1.26%	$7.18
Hypothetical	1,000.00	1,018.90	1.26	6.41

International Equity Fund II Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,260.80	1.01%	$5.76
Hypothetical	1,000.00	1,020.10	1.01	5.14

Total Return Bond Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,088.40	0.69%	$3.63
Hypothetical	1,000.00	1,021.70	0.69	3.52

Total Return Bond Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,090.10	0.44%	$2.32
Hypothetical	1,000.00	1,023.00	0.44	2.24

52	Artio Global Funds ï 2009 Annual Report

Global High Income Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,285.60	1.01%	$5.82
Hypothetical	1,000.00	1,020.10	1.01	5.14

Global High Income Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,288.60	0.76%	$4.38
Hypothetical	1,000.00	1,021.40	0.76	3.87

U.S. Microcap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,305.10	1.80%	$10.46
Hypothetical	1,000.00	1,016.10	1.80	9.15

U.S. Microcap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,306.90	1.50%	$8.72
Hypothetical	1,000.00	1,017.60	1.50	7.63

U.S. Smallcap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,308.60	1.50%	$8.73
Hypothetical	1,000.00	1,017.60	1.50	7.63

U.S. Smallcap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,310.80	1.20%	$6.99
Hypothetical	1,000.00	1,019.20	1.20	6.11

U.S. Midcap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,203.80	1.35%	$7.50
Hypothetical	1,000.00	1,018.40	1.35	6.87

Artio Global Funds ï 2009 Annual Report	53

U.S. Midcap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,204.70	1.05%	$5.83
Hypothetical	1,000.00	1,019.90	1.05	5.35

U.S. Multicap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,226.70	1.30%	$7.30
Hypothetical	1,000.00	1,018.70	1.30	6.61

U.S. Multicap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/09	Value 10/31/09	Expense Ratio	during Period
Actual	$1,000.00	$1,229.00	1.00%	$5.62
Hypothetical	1,000.00	1,020.20	1.00	5.09

54	Artio Global Funds ï 2009 Annual Report

FUND PERFORMANCE

Artio Global Equity Fund Inc.(1)

It is the Artio Global Equity Fund Inc.’s, policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended October 31, 2009	19.94%

Five years ended 10/31/09	4.01%

Ten years ended 10/31/09	(14.07)%

7/1/04 - 10/31/09 (1)	4.72%

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in shares of Artio Global Equity Fund Inc. vs. MSCI All Country World Index (in U.S. dollars) July 1, 2004-October 31, 2009†

†	Hypothetical illustration of $10,000 invested on July 1, 2004 assuming reinvestment of dividends and capital gains distributions through October 31, 2009. No adjustment has been made for shareholder tax liability on dividends or cap gains distributions. The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of 48 developed and emerging market country indices. The MSCI ACWI contemplates emerging market securities, which have become a significant part of the Fund’s holdings.
(1)	On July 1, 2004, the Fund changed its name from The European Warrant Fund, Inc. and converted from a close-end, non diversified investment company (“closed-end fund”) to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser (an affiliate of the closed-end Fund’s adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund’s common stock while it was a closed-end fund.
(2)	Effective March 1, 2007, the index was changed to the MSCI All Country World Index.
Note: All figures cited here and on the following pages represent past performance of the Global Equity Fund, Inc., and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares upon redemption may be worth more or less than their original cost.

Artio Global Funds ï 2009 Annual Report	55

FUND PERFORMANCE

Artio International Equity Fund

It is the Artio International Equity Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/09	17.62%

Five Years Ended 10/31/09	6.11%

Ten Years Ended 10/31/09	7.14%

Inception (10/4/93) through 10/31/09	8.59%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund Class A commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio International Equity Fund vs. MSCI All Country World ex-U.S. Index October 31, 1999-October 31, 2009†

†	Hypothetical illustration of $10,000 invested on October 31, 1999 assuming reinvestment of dividends and capital gains distributions through October 31, 2009. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the International Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-US Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country’s gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)	Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country ex-U.S. Index.

56	Artio Global Funds ï 2009 Annual Report

FUND PERFORMANCE

Artio International Equity Fund II

It is the Artio International Equity Fund II’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/09	18.23%

Inception (5/4/2005) through 10/31/09	4.85%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund II Class A commenced operations on May 4, 2005. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio International Equity Fund II vs. MSCI All Country World ex-U.S. Index(1) May 4, 2005-October 31, 2009†

†	Hypothetical illustration of $10,000 invested on May 4, 2005 assuming reinvestment of dividends and capital gains distributions through October 31, 2009. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the International Equity Fund II today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-U.S. Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country’s gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)	Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country World ex-U.S. Index.

Artio Global Funds ï 2009 Annual Report	57

FUND PERFORMANCE

Artio Total Return Bond Fund

It is the Artio Total Return Bond Fund’s policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/09	17.27%

Five Years Ended 10/31/09	5.56%

Ten Years Ended 10/31/09	6.52%

Inception (7/1/92) through 10/31/09	6.12%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Artio Total Return Bond Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/03; without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Total Return Bond Fund vs. Barclays Capital U.S. Aggregate Bond Index October 31, 1999-October 31, 2009†

†	Hypothetical illustration of $10,000 invested on October 31, 1999 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2009. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Total Return Bond Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities, tracks the performance of debt instruments issued by corporations and the U.S. Government and its agencies. Indexes do not incur expenses and are not available for investment.

(1)	Effective September 22, 2008 the benchmark for comparison changed from the Lehman Brothers U.S. Aggregate Bond Index to the Barclays Capital U.S. Aggregate Bond Index.

58	Artio Global Funds ï 2009 Annual Report

FUND PERFORMANCE

Artio Global High Income Fund

It is the Artio Global High Income Fund’s policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Total Return*—Class A

Year Ended 10/31/09	42.71%

Five Years Ended 10/31/09	7.19%

Inception (12/17/02) through 10/31/09	10.00%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	Total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Global High Income Fund commenced operations on December 17, 2002 and the Adviser had contractually agreed to reimburse certain expenses of the Fund through 2/28/2006; without such reimbursements total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Global High Income Fund vs. Merrill Lynch Global High Yield Constrained Index December 17, 2002-October 31,2009†

†	Hypothetical illustration of $10,000 invested on December 17, 2002 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through 2/28/2006. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Global High Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade of foreign currency long-term debt rating (based on a composite of Moody’s Investors Service, Inc. and Standard & Poor’s Rating Service). Indexes do not incur expenses and are not available for investment.

Artio Global Funds ï 2009 Annual Report	59

FUND PERFORMANCE

Artio U.S. Microcap Fund

It is the Artio U.S. Microcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/09	27.48%

Inception (7/24/06) through 10/31/09	(4.03)%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Microcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Microcap Fund vs. Russell 2000 Index July 24, 2006-October 31, 2009†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2009. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Microcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

60	Artio Global Funds ï 2009 Annual Report

FUND PERFORMANCE

Artio U.S. Smallcap Fund

It is the Artio U.S. Smallcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/09	34.18%

Inception (7/24/06) through 10/31/09	3.53%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Smallcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Smallcap Fund vs. Russell 2000 Index July 24, 2006-October 31, 2009†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2009. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Smallcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Artio Global Funds ï 2009 Annual Report	61

FUND PERFORMANCE

Artio U.S. Midcap Fund

It is the Artio U.S. Midcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/09	19.68%

Inception (7/24/06) through 10/31/09	(3.17)%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Midcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Midcap Fund vs. Russell Midcap Index July 24, 2006-October 31, 2009†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2009. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Midcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

62	Artio Global Funds ï 2009 Annual Report

FUND PERFORMANCE

Artio U.S. Multicap Fund

It is the Artio U.S. Multicap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/09	21.79%

Inception (7/24/06) through 10/31/09	(1.67)%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Multicap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Multicap Fund vs. Morgan Stanley EAFE Index July 24, 2006-October 31, 2009†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2009. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Multicap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Artio Global Funds ï 2009 Annual Report	63

PORTFOLIO OF INVESTMENTS	October 31, 2009

Artio Global Equity Fund Inc.

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—95.7%
		United States—38.0%
5,330		A123 Systems (1)	$104,788
5,780		Alpha Natural Resources (1)	196,347
1,650		Amazon.com Inc (1)	196,037
4,420		Amedisys Inc (1)	175,872
7,840		American Tower - Class A (1)	288,669
5,610		Amgen Inc (1)	301,425
5,330		Anadarko Petroleum	324,757
7,920		Analog Devices	202,990
3,410		Apache Corp	320,949
4,470		Apple Inc (1)	842,595
7,890		Archer-Daniels-Midland Co	237,647
5,520		Ashland Inc	190,661
40,430		Bank of America	589,469
5,450		Baxter International	294,627
8,550		BB&T Corp	204,431
3,540		Becton Dickinson	241,994
5,670		Bed Bath & Beyond (1)	199,641
9,335		Burlington Northern Santa Fe	703,112
6,320		CareFusion Corp (1)	141,378
4,338		Celgene Corp (1)	221,455
2,980		Cephalon Inc (1)	162,648
6,130		Chesapeake Energy	150,185
9,870		Chevron Corp	755,450
24,110		Cisco Systems (1)	550,913
51,650		Citigroup Inc	211,248
6,020		Cliffs Natural Resources	214,131
6,410		Coinstar Inc (1)	203,453
5,410		ConocoPhillips	271,474
28,390		Corning Inc	414,778
13,300		Covanta Holding (1)	228,494
7,200		Crane Co	200,520
4,920		Cummins Inc	211,855
18,350		Dell Inc (1)	265,891
7,500		Dr. Pepper Snapple (1)	204,450
3,191		Echo Global Logistics (1)	41,643
19,410		Emulex Corp (1)	196,041
1,600		First Solar (1)	195,088
6,410		Foster Wheeler (1)	179,416
12,810		General Cable (1)	398,903

See Notes to Financial Statements

64	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global Equity Fund Inc.

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		United States—Continued

2,490		Goldman Sachs	$423,723
1,374		Google Inc - Class A (1)	736,629
10,850		Hartford Financial Services	266,042
6,400		Herbalife Ltd	215,360
5,040		Hess Corp	275,890
13,370		IMS Health	219,134
33,510		Integrated Device Technology (1)	197,039
19,340		Intel Corp	369,587
46,190		Interpublic Group of Companies (1)	278,064
9,130		Intrepid Potash (1)	235,189
4,190		Itron Inc (1)	251,568
9,710		Johnson & Johnson	573,375
4,270		Joy Global	215,251
12,810		JPMorgan Chase	535,074
35,810		KeyCorp	193,016
10,070		Las Vegas Sands (1)	151,956
2,640		Life Technologies (1)	124,529
6,560		Lincoln National	156,325
950		MasterCard Inc-Class A	208,069
7,540		McDermott International (1)	167,614
21,010		Microsoft Corp	582,607
3,640		Monsanto Co	244,535
8,700		Morgan Stanley	279,444
3,810		Mosaic Co	178,041
4,940		Myriad Genetics (1)	119,943
4,830		National-Oilwell Varco (1)	197,982
14,620		NCR Corp (1)	148,393
7,960		NetApp Inc (1)	215,318
13,590		Newell Rubbermaid	197,191
7,820		Nordstrom Inc	248,520
5,710		Occidental Petroleum	433,275
5,910		PetSmart Inc	139,062
18,323		Pfizer Inc	312,041
7,238		Procter & Gamble	419,804
7,750		QUALCOMM Inc	320,927
7,230		Quanta Services (1)	153,276
15,780		RailAmerica Inc (1)	185,731
4,130		Schlumberger Ltd	256,886
19,250		Seagate Technology	268,537

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	65

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global Equity Fund Inc.

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		United States—Continued

5,680		St Joe (1)	$135,979
6,650		State Street	279,167
12,080		Terex Corp (1)	244,258
10,710		Textron Inc	190,424
4,234		Union Pacific	233,463
8,460		Urban Outfitters (1)	265,475
18,420		Verisk Analytics-Class A (1)	505,261
2,440		Vulcan Materials	112,313
9,790		Wal-Mart Stores	486,367
7,604		Walt Disney	208,121
5,870		Walter Energy	343,395
14,200		Wells Fargo	390,784
3,000		Whirlpool Corp	214,770
3,410		XTO Energy	141,720
4,530		Zimmer Holdings (1)	238,142

			25,720,011

		Japan—6.0%
9,800		Asahi Breweries (2)	173,134
3,447		Canon Inc (2)	128,630
3,850		Fanuc Ltd (2)	321,578
4,900		JFE Holdings (2)	156,912
47,000		Kawasaki Heavy Industries (2)	115,950
7,600		Kirin Holdings (2)	123,990
23,880		Komatsu Ltd (2)	461,462
2,740		Kyocera Corp (2)	228,031
31,400		Mitsubishi UFJ Financial (2)	166,685
11,400		Mitsui & Co (2)	146,310
4,530		Nidec Corp (2)	384,235
98		NTT DoCoMo (2)	141,962
4,030		Shin-Etsu Chemical (2)	211,116
4,920		Sony Corp (2)	143,790
119,000		Sumitomo Metal Industries (2)	300,253
3,550		Takeda Pharmaceutical (2)	141,962
5,200		Tokyo Electric Power (2)	127,631
12,138		Toyota Motor (2)	477,623
1,850		Yamada Denki (2)	112,110

			4,063,364

See Notes to Financial Statements

66	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global Equity Fund Inc.

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		France—5.8%
3,870		Alstom SA (2)	$268,632
6,220		AXA SA (2)	154,973
3,136		BNP Paribas (2)	236,526
5,590		Cie Generale de Geophysique-Veritas (1)(2)	111,245
12,820		Credit Agricole (2)	246,846
4,570		Danone SA (2)	275,295
4,300		GDF Suez (2)	180,425
1,650		Lafarge SA (2)	134,917
2,690		L’Oreal SA (2)	274,862
1,290		LVMH (2)	134,173
6,010		Sanofi-Aventis SA (2)	440,422
3,210		Schneider Electric (2)	334,278
2,162		Societe Generale (2)	143,972
5,360		Technip SA (2)	338,398
6,712		Total SA (2)	400,710
870		Vallourec SA (2)	137,919
2,340		Vinci SA (2)	122,447

			3,936,040

		Australia—5.3%
14,950		Australia & New Zealand Banking (2)	305,249
32,450		BHP Billiton (2)	1,069,651
291,380		Dexus Property REIT (2)	207,318
346,680		Goodman Group REIT (2)	190,623
8,870		National Australia Bank (2)	233,876
16,601		Rio Tinto (2)	925,420
9,050		Wesfarmers Ltd (2)	223,833
10,130		Westpac Banking (2)	236,801
8,290		Woolworths Ltd (2)	212,853

			3,605,624

		Switzerland—5.0%
8,109		ABB Ltd (1)(2)	151,307
3,570		Credit Suisse (2)	190,996
1,860		Holcim Ltd (1)(2)	118,268
12,310		Nestle SA (2)	573,152
6,944		Novartis AG (2)	362,805
2,820		Roche Holding (2)	452,554
1,190		Swatch Group (2)	277,870
4,540		Swiss Reinsurance (2)	185,275

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	67

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global Equity Fund Inc.

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Switzerland—Continued

3,100		Transocean Ltd (1)	$260,121
7,050		UBS AG (1)(2)	118,252
40,760		Xstrata PLC (1)(2)	586,354
610		Zurich Financial Services (2)	139,873

			3,416,827

		China—4.8%
183,720		Agile Property (2)	235,292
580		Baidu Inc Sponsored ADR (1)	219,194
237,300		Bank of China - Class H (2)	135,594
250,000		Beijing Capital International Airport-Class H (1)(2)	168,073
160,000		China Coal Energy - Class H (2)	221,766
134,000		China Communications Construction - Class H (2)	144,772
287,000		China Construction Bank - Class H (2)	246,553
199,900		China Dongxiang (2)	122,280
82,000		China National Building Material - Class H (2)	176,297
160,500		China Railway Construction - Class H (2)	211,952
184,000		Industrial & Commercial Bank of China - Class H (2)	146,350
420,000		Maanshan Iron & Steel - Class H (1)(2)	252,066
1,910		PetroChina Co Sponsored ADR	229,276
15,000		Shanda Games Sponsored ADR (1)	149,400
82,350		Shimao Property (2)	153,026
58,800		Sinopharm Group - Class H (1)	212,811
148,000		Yanzhou Coal Mining - Class H (2)	227,030

			3,251,732

		Canada—4.3%
2,400		Bank of Montreal	111,533
2,900		Bank of Nova Scotia	121,820
53,480		Bombardier Inc-Class B	217,951
7,110		Canadian Pacific Railway	309,561
5,540		EnCana Corp	308,578
2,520		First Quantum Minerals	173,162
1,840		Potash Corp of Saskatchewan	172,368
6,260		Research In Motion (1)	367,650
2,590		Royal Bank of Canada	131,760
10,693		Suncor Energy	356,566
11,080		Talisman Energy	189,878
11,130		Teck Resources -Class B (1)	324,539

See Notes to Financial Statements

68	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global Equity Fund Inc.

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Canada—Continued

2,480		Toronto-Dominion Bank	$142,004

			2,927,370

		Germany—4.0%
1,500		Allianz SE (2)	172,355
3,570		BASF SE (2)	191,477
1,660		Deutsche Bank (2)	120,515
3,084		E.ON AG (2)	118,186
3,620		Fraport AG (2)	170,835
2,860		Fresenius SE (2)	142,642
13,550		GEA Group (2)	256,535
680		HeidelbergCement AG (2)	40,615
4,660		MAN SE (2)	384,616
1,240		Salzgitter AG (2)	111,519
8,810		Siemens AG (2)	795,915
7,140		ThyssenKrupp AG (2)	230,282

			2,735,492

		South Korea—3.0%
1,600		Hyundai Heavy Industries (2)	221,840
8,620		Hyundai Motor (2)	782,266
3,240		POSCO Sponsored ADR	330,869
990		Samsung Electronics (2)	595,952
6,190		SK Telecom Sponsored ADR	103,435

			2,034,362

		United Kingdom—2.8%
13,190		Anglo American (1)(2)	481,203
39,530		Barclays PLC (1)(2)	207,717
21,820		GlaxoSmithKline PLC (2)	450,046
25,470		HSBC Holdings (2)	283,076
148,906		Lloyds Banking (1)(2)	211,569
140,730		Royal Bank of Scotland (1)(2)	96,580
5,600		Standard Chartered (2)	138,110

			1,868,301

		Russia—2.7%
11,010		Gazprom OAO Sponsored ADR (2)	262,891
4,660		LUKOIL OAO Sponsored ADR (2)	269,255
27,020		MMC Norilsk Nickel Sponsored ADR (1)	356,664
67,300		Novolipetsk Steel (1)	175,732

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	69

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global Equity Fund Inc.

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Russia—Continued

2,028		Novolipetsk Steel Sponsored GDR (1)(2)	$52,563
34,710		Rosneft Oil Sponsored GDR (1)(2)	262,571
125,450		Sberbank (2)	274,237
2,190		Wimm-Bill-Dann Foods Sponsored ADR (1)	148,000

			1,801,913

		Brazil—2.5%
24,450		BM & F BOVESPA	159,717
14,870		Cia Brasileira de Meios de Pagamento	137,610
15,380		Cyrela Brazil Realty	198,292
3,560		Petroleo Brasileiro Sponsored ADR	164,543
8,750		Usinas Siderurgicas de Minas Gerais	219,057
30,940		Vale SA Sponsored ADR	788,661

			1,667,880

		Hong Kong—1.9%
13,000		Cheung Kong (2)	165,523
57,097		China Merchants Holdings International (2)	182,329
5,050		China Mobile Sponsored ADR	235,987
444,519		GOME Electrical Appliances (1)	134,212
19,000		Hutchison Whampoa (2)	133,014
63,330		Li & Fung Ltd (2)	264,641
13,000		Sun Hung Kai Properties (2)	196,499

			1,312,205

		Italy—1.4%
11,570		Eni SpA (2)	287,595
29,530		Intesa Sanpaolo (1)(2)	124,727
13,060		Lottomatica SpA (2)	279,040
68,261		UniCredit SpA (1)(2)	228,937

			920,299

		Netherlands—1.2%
2,350		Fugro NV Dutch Certificate (2)	131,201
10,680		ING Groep Dutch Certificate (1)(2)	138,441
8,170		Koninklijke Philips Electronics (2)	205,914
10,970		Royal Dutch Shell - Class A (2)	326,528

			802,084

		Austria—0.9%
2,890		Erste Group Bank (2)	116,425

See Notes to Financial Statements

70	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global Equity Fund Inc.

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Austria—Continued

7,740		OMV AG (2)	$320,705
2,470		Raiffeisen International Bank (2)(3)	145,266

			582,396

		Finland—0.6%
10,070		Metso Oyj (2)	281,657
7,810		Neste Oil (2)	138,488

			420,145

		Ireland—0.6%
4,780		Accenture PLC	177,243
6,270		Ingersoll-Rand PLC	198,069

			375,312

		India—0.5%
3,790		Grasim Industries (2)	172,914
19,456		Tata Steel (2)	192,370

			365,284

		Czech Republic—0.5%
1,674		Komercni Banka (2)	332,653

		Norway—0.5%
5,990		Statoil ASA (2)	142,749
14,610		Telenor ASA (1)(2)	188,993

			331,742

		Greece—0.5%
8,870		Alpha Bank (1)(2)	169,851
10,130		EFG Eurobank Ergasias (1)(2)	158,654

			328,505

		Multinational—0.4%
8,890		ArcelorMittal (2)	298,419

		Belgium—0.4%
35,100		Fortis (1)(2)	152,136
2,780		KBC Groep (1)(2)	119,005

			271,141

		Poland—0.4%
19,940		PKO Bank Polski (2)	235,753

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	71

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global Equity Fund Inc.

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Singapore—0.3%
725,445		Golden Agri-Resources (1)(2)	$217,445

		Chile—0.3%
5,710		Sociedad Quimica y Minera de Chile Sponsored ADR	209,842

		South Africa—0.3%
5,720		Naspers Ltd (2)	205,217

		Spain—0.3%
12,640		Banco Santander Brasil SA (2)	203,990

		Taiwan—0.2%
17,237		Taiwan Semiconductor Manufacturing Sponsored ADR	164,441

		Turkey—0.2%
31,020		Enka Insaat ve Sanayi (2)	124,613

		Denmark—0.1%
10		AP Moller-Maersk - Class B (2)	68,105

		TOTAL COMMON STOCKS (Cost $60,074,990)	64,798,507

EQUITY LINKED NOTES—2.1%
		India—1.1%
1,439		Bharat Heavy Electricals, Issued by Citigroup, Expires 10/24/2012 (4)	67,706
2,556		Bharat Heavy Electricals, Issued by CLSA, Expires 07/20/2010 (1)(4)	120,694
8,829		ICICI Bank, Issued by Citigroup, Expires 10/24/2012 (4)	148,124
3,946		Larsen & Toubro, Issued by CLSA, Expires 04/11/2011 (1)(4)	131,718
2,870		Reliance Industries, Issued by CLSA, Expires 05/17/2010 (1)(4)	118,011
3,421		State Bank of India, Issued by Citigroup, Expires 10/24/2012 (4)	159,022

			745,275

		Taiwan—1.0%
81,000		Cathay Financial, Issued by Citigroup, Expires 01/17/2012 (1)(4)	141,588
215,000		Chinatrust Financial, Issued by Citigroup, Expires 01/17/2012 (4)	131,365
78,226		Hon Hai Precision Industry, Issued by Deutsche Bank AG London, Expires 08/06/2018 (1)(4)	312,662

See Notes to Financial Statements

72	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global Equity Fund Inc.

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
EQUITY LINKED NOTES—Continued
		Taiwan—Continued

9,000		MediaTek Inc, Issued by Deutsche Bank AG London, Expires 01/30/2017 (1)(4)	$128,670

			714,285

		TOTAL EQUITY LINKED NOTES (Cost $1,331,087)	1,459,560

PREFERRED STOCKS—0.9%
		Brazil—0.9%
25,700		All America Latina Logistica (Unit)	191,297
17,080		Cia Energetica de Sao Paulo	201,615
34,240		Lojas Americanas	227,593

			620,505

		Philippines—0.0%
56,604		Ayala Land (5)(6)	119

		TOTAL PREFERRED STOCKS (Cost $547,783)	620,624

INVESTMENT FUNDS—0.8%
		United States—0.8%
3,620		iPath Dow Jones-UBS Commodity Index Total Return ETN (1)	144,474
10,520		PowerShares DB Agriculture Fund (1)	268,997
5,520		PowerShares DB Commodity Index Tracking Fund (1)	130,189

		TOTAL INVESTMENT FUNDS (Cost $502,585)	543,660

Face
Value	Currency
SHORT-TERM INVESTMENT COLLATERAL FROM SECURITY LENDING—0.2%
	United States—0.2%
		US Treasury Bill
120,097	USD	0.010% due 12/17/2009-09/23/2010	120,097

		TOTAL INVESTMENTS—99.7% (Cost $62,576,542)	67,542,448
		OTHER ASSETS AND LIABILITIES—0.3%	181,822

		TOTAL NET ASSETS—100.0%	$67,724,270

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	73

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global Equity Fund Inc.

Notes to the Portfolio of Investments.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
(1)	Non-income producing security.
(2)	Security valued at fair value utilizing fair value model in accordance with valuation policies approved by the Board of Directors.
(3)	All or portion of this security was on loan to brokers at October 31, 2009.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(5)	Illiquid security.
(6)	Security valued at fair value as determined by the policies approved by the Board of Directors.
Aggregate cost for federal income tax purposes was $63,340,130.

See Notes to Financial Statements

74	Artio Global Funds ï 2009 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2009

Artio Global Equity Fund Inc.

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/10/09	UBS AG	AUD	844,710	760,606	715,165	$45,441
11/04/09	JPMorgan Chase Bank N.A	BRL	636,172	364,537	353,321	11,216
12/16/09	Credit Suisse London Branch	GBP	1,278,662	2,107,154	2,130,840	(23,686)
11/27/09	Credit Suisse London Branch	INR	7,786,319	165,527	166,581	(1,054)
12/16/09	Credit Suisse London Branch	JPY	106,183,217	1,173,300	1,164,771	8,529
12/17/09	Credit Suisse London Branch	ZAR	3,813,231	483,210	494,326	(11,116)

Net unrealized appreciation on forward foreign exchange contracts to buy						$29,330

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/10/09	UBS AG	AUD	844,710	760,606	771,558	$10,952
11/04/09	JPMorgan Chase Bank N.A	BRL	636,172	364,537	367,821	3,284
12/16/09	Credit Suisse London Branch	GBP	1,278,662	2,107,155	2,090,664	(16,491)
11/27/09	Credit Suisse London Branch	INR	7,786,319	165,526	165,800	274
12/17/09	Credit Suisse London Branch	ZAR	3,813,231	483,210	495,331	12,121

Net unrealized appreciation on forward foreign exchange contracts to sell						$10,140

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	75

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2009

Artio Global Equity Fund Inc.

Glossary of Currencies

AUD	Australian Dollar
BRL	Brazilian Real
GBP	British Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

76	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)	October 31, 2009

Artio Global Equity Fund Inc.

At October 31, 2009, sector diversification of the Fund’s investments were as follows:

	% of Net	Fair Market
	Assets	Value (Note 2)
INDUSTRY SECTOR
Financials	18.6%	$12,577,853
Industrials	15.9	10,764,503
Materials	15.5	10,515,435
Information Technology	13.0	8,807,243
Energy	12.4	8,393,020
Consumer Discretionary	8.3	5,661,397
Healthcare	7.9	5,329,805
Consumer Staples	5.6	3,786,192
Telecommunication Services	1.4	959,046
Utilities	0.9	627,857
Short-term Investment	0.2	120,097

Total Investments	99.7	67,542,448
Other Assets and Liabilities (Net)	0.3	181,822

Net Assets	100.0%	$67,724,270

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	77

PORTFOLIO OF INVESTMENTS	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—90.9%
		Japan—9.1%
154,100		AEON Mall (1)	$3,243,225
400,727		Aisin Seiki (1)	10,033,976
355,400		Asahi Breweries (1)	6,278,743
1,002,000		Asahi Glass (1)	8,299,646
3,246,900		Bank of Yokohama (1)	15,670,178
49,200		Benesse Holdings (1)	2,169,837
759,300		Bridgestone Corp (1)	12,377,393
1,173,273		Canon Inc (1)	43,782,431
1,591		Central Japan Railway (1)	10,563,396
2,199,000		Chiba Bank (1)	13,377,680
252,900		Credit Saison (1)	2,827,043
199,300		Daikin Industries (1)	6,754,213
1,758,700		Daiwa Securities (1)	9,294,687
435,106		Denso Corp (1)	11,819,075
319,400		East Japan Railway (1)	20,357,010
282,500		Eisai Co (1)	9,954,830
64,500		FamilyMart Co (1)	1,909,878
204,900		Fanuc Ltd (1)	17,114,633
973,000		Fukuoka Financial (1)	3,510,048
115,049		Hitachi Construction Machinery (1)	2,654,311
1,820,452		Honda Motor (1)	56,017,440
1,259,297		ITOCHU Corp (1)	7,823,457
12,400		Japan Airport Terminal (1)	173,395
154,855		Japan Steel Works (1)	1,691,936
393,700		JFE Holdings (1)	12,607,364
1,217,000		Kawasaki Heavy Industries (1)	3,002,354
693		KDDI Corp (1)	3,661,819
605,000		Kirin Holdings (1)	9,870,226
170,000		Koito Manufacturing (1)	2,420,565
1,069,300		Komatsu Ltd (1)	20,663,370
289,000		Konica Minolta (1)	2,680,609
950,269		Kubota Corp (1)	7,330,903
62,744		Kurita Water Industries (1)	1,929,420
100,900		Kyocera Corp (1)	8,397,195
46,700		Lawson Inc (1)	2,073,567
112,900		Makita Corp (1)	3,753,658
894,097		Mitsubishi Corp (1)	18,993,955
1,582,000		Mitsubishi Electric (1)(2)	11,864,929
1,051,000		Mitsubishi Estate (1)	15,868,938

See Notes to Financial Statements

78	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Japan—Continued

1,177,000		Mitsubishi Heavy Industries (1)	$4,115,925
6,124,400		Mitsubishi UFJ Financial (1)	32,511,028
143,380		Mitsubishi UFJ Lease & Finance (1)	4,271,807
1,356,900		Mitsui & Co (1)	17,414,750
834,500		Mitsui Fudosan (1)	13,323,179
279,000		NGK Insulators (1)	6,238,354
121,500		Nichi-iko Pharmaceutical (1)	3,589,881
194,916		Nidec Corp (1)	16,532,800
354,000		Nikon Corp (1)	6,570,941
36,416		Nintendo Co (1)	9,234,305
354		Nippon Building Fund REIT (1)	2,906,443
2,225,000		Nippon Steel (1)	8,332,611
299,200		Nippon Telegraph & Telephone (1)	12,292,036
2,348,000		Nissan Motor (1)(2)	16,603,326
3,948,400		Nomura Holdings (1)	27,475,511
381,000		NSK Ltd (1)	2,171,334
243,000		NTN Corp (1)	902,046
8,410		NTT DoCoMo (1)	12,182,695
91,440		ORIX Corp (1)	5,927,204
1,469,132		Panasonic Corp (1)	20,253,441
366,000		Resona Holdings (1)	4,340,485
737,000		Ricoh Co (1)	10,113,503
64,700		Sawai Pharmaceutical (1)	3,667,103
125,500		Seven & I (1)	2,736,043
214,600		Shin-Etsu Chemical (1)	11,242,068
1,371,000		Shizuoka Bank (1)	13,534,273
27,300		SMC Corp (1)	3,119,632
561,308		Sony Corp (1)	16,404,603
104,600		Stanley Electric (1)	2,024,913
443,000		Sumitomo Heavy Industries (1)(2)	1,983,698
1,673,000		Sumitomo Metal Industries (1)	4,221,207
1,738,700		Sumitomo Mitsui Financial (1)	59,389,825
645,000		Sumitomo Realty & Development (1)	12,052,366
3,505,400		Sumitomo Trust & Banking (1)	17,991,266
414,000		Suruga Bank (1)	3,721,115
1,141,200		Suzuki Motor (1)	27,647,976
318,800		Takeda Pharmaceutical (1)	12,748,581
252,600		Tokio Marine (1)	6,463,250
200,000		Tokyo Electric Power (1)	4,908,878

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	79

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Japan—Continued

589,000		Toshiba Corp (1)(2)	$3,308,257
59,150		Towa Pharmaceutical (1)	2,861,491
66,025		Toyota Boshoku (1)	1,342,883
3,017,189		Toyota Motor (1)	118,724,599
55,800		Unicharm Corp (1)	5,316,211
296,000		Yaskawa Electric (1)	2,289,256

			977,820,432

		United Kingdom—9.0%
1,922,234		Anglo American (1)(2)	70,127,741
555,921		AstraZeneca PLC (1)	25,095,261
2,412,165		Aviva PLC (1)	15,168,727
10,776,326		Barclays PLC (1)	56,626,146
241,635		Barratt Developments (1)(2)	535,357
585,403		BG Group (1)	10,135,556
11,265,604		BP PLC (1)	106,555,607
286,928		British Land REIT (1)	2,227,378
2,751,401		BT Group (1)	5,899,498
1,943,995		Cadbury PLC (1)	24,593,128
66,600		Carnival PLC (1)	2,073,993
3,293,126		Diageo PLC (1)	53,904,506
5,017,903		Friends Provident (1)	6,748,905
419,214		G4S PLC (1)	1,745,194
1,652,881		GKN PLC (1)(2)	2,907,150
4,475,873		GlaxoSmithKline PLC (1)	92,316,578
11,869,647		HSBC Holdings (1)	131,920,450
390,730		Imperial Tobacco (1)	11,564,736
1,423,751		Kingfisher PLC (1)	5,230,869
226,246		Land Securities REIT (1)	2,462,235
6,241,418		Legal & General (1)	8,052,217
17,641,980		Lloyds Banking (1)(2)	25,066,089
820,355		Marks & Spencer (1)	4,616,673
93,298		Next PLC (1)	2,750,430
7,670,337		Old Mutual (1)	13,369,428
1,853,166		Prudential PLC (1)	16,887,455
976,793		Rentokil Initial (1)(2)	1,672,940
1,048,565		Rolls-Royce Group (1)(2)	7,776,657
62,913,900		Rolls-Royce Group C Shares (2)(3)	103,704
16,360,504		Royal Bank of Scotland (1)(2)	11,227,821
645,160		Smith & Nephew (1)	5,732,606

See Notes to Financial Statements

80	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		United Kingdom—Continued

1,828,737		Standard Chartered (1)	$45,101,166
7,059,887		Tesco PLC (1)	47,316,314
36,593		Vedanta Resources (1)	1,253,602
48,283,785		Vodafone Group (1)	107,289,589
379,544		Whitbread PLC (1)	7,902,831
205,296		Wolseley PLC (1)(2)	4,168,388
3,652,829		WPP PLC (1)	32,900,009

			971,026,934

		France—8.0%
109,605		Accor SA (1)	5,279,525
449,862		Aeroports de Paris (1)	34,305,565
3,018,814		Alcatel-Lucent (1)(2)	11,320,654
162,713		Alstom SA (1)	11,294,539
2,010,993		AXA SA (1)	50,104,598
1,073,541		BNP Paribas (1)	80,969,428
237,979		Bouygues SA (1)	11,225,843
643,560		Carrefour SA (1)	27,713,829
70,929		Casino Guichard-Perrachon (1)	5,647,690
110,256		Cie Generale de Geophysique-Veritas (1)(2)	2,194,182
570,604		Compagnie de Saint-Gobain (1)	27,851,804
121,324		Compagnie Generale des Etablissements Michelin (1)	9,013,769
1,765,723		Credit Agricole (1)	33,998,581
731,804		Danone SA (1)	44,083,564
323,500		Electricite de France (1)(4)	18,036,943
4,091		Eramet (1)	1,277,118
2,183,248		France Telecom (1)	54,122,126
792,210		GDF Suez (1)	33,240,549
209,067		Lafarge SA (1)	17,094,907
27,166		Lagardere SCA (1)	1,229,501
190,195		LVMH (1)	19,782,244
1,134,506		Natixis (1)(2)	6,377,983
125,564		Pernod-Ricard SA (1)	10,506,973
135,041		Peugeot SA (1)(2)	4,409,391
64,939		PPR (1)	7,102,550
257,407		Publicis Groupe (1)(4)	9,818,260
262,523		Renault SA (1)(2)	11,766,973
737,828		Sanofi-Aventis SA (1)	54,069,199
181,407		Schneider Electric (1)	18,891,075
872,687		Societe Generale (1)	58,113,896

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	81

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		France—Continued

1,714,599		Total SA (1)	$102,362,402
106,891		Valeo SA (1)(2)	2,904,207
52,833		Vallourec SA (1)(4)	8,375,485
391,050		Veolia Environnement (1)	12,766,099
765,530		Vinci SA (1)	40,058,462
553,610		Vivendi (1)	15,373,535

			862,683,449

		Germany—7.1%
273,336		Adidas AG (1)	12,684,851
477,819		Allianz SE (1)	54,903,031
770,519		Bayer AG (1)	53,507,766
48,247		Beiersdorf AG (1)	2,975,043
78,289		Bilfinger Berger (1)	5,032,394
307,404		BMW AG (1)	15,058,963
239,279		Celesio AG (1)	5,978,453
439,562		Commerzbank AG (1)(2)(4)	4,564,345
927,483		Daimler AG (1)	45,264,025
550,798		Deutsche Bank (1)	39,987,521
224,314		Deutsche Boerse (1)	18,239,064
1,203,608		Deutsche Post (1)	20,370,018
38,878		Deutsche Postbank (1)(2)	1,204,811
2,478,596		Deutsche Telekom (1)	33,892,320
1,313,436		E.ON AG (1)	50,334,019
2,683,058		Fraport AG (1)	126,618,736
216,505		Fresenius SE (1)	10,798,171
322,104		GEA Group (1)	6,098,231
26,107		Hamburger Hafen und Logistik (1)	1,020,708
442,784		HeidelbergCement AG (1)	26,446,836
53,698		Hochtief AG (1)	4,044,316
213,039		K+S AG (1)	11,634,390
230,152		Kloeckner & Co (1)(2)	5,068,560
257,723		MAN SE (1)	21,271,301
721,577		Marseille-Kliniken AG (1)(5)	6,341,938
36,071		Merck KGaA (1)	3,397,271
356,887		Metro AG (1)	19,879,773
67,231		MunichRe (1)	10,690,732
222,236		RWE AG (1)	19,509,792
127,651		Salzgitter AG (1)	11,480,223
588,226		SAP AG (1)	26,650,143

See Notes to Financial Statements

82	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Germany—Continued

881,081		Siemens AG (1)	$79,598,832
162,238		ThyssenKrupp AG (1)	5,232,559
15,518		Wacker Chemie (1)	2,239,855

			762,018,991

		Switzerland—7.1%
1,823,476		ABB Ltd (1)(2)	34,024,417
237,925		BKW FMB Energie (1)	19,623,289
970,191		Credit Suisse (1)	51,905,408
472,161		Dufry Group (1)(2)	29,929,473
136,505		Flughafen Zuerich (1)	39,812,602
356,329		Holcim Ltd (1)(2)	22,657,181
78,370		Logitech International (1)(2)	1,340,968
2,831,935		Nestle SA (1)	131,854,598
814,803		Nobel Biocare (1)	23,154,055
1,768,733		Novartis AG (1)	92,411,446
628,893		Roche Holding (1)	100,924,717
45,524		Sulzer AG (1)	3,557,080
32,673		Swatch Group (1)	7,629,282
25,635		Swiss Life (1)(2)	3,071,076
437,845		Swiss Reinsurance (1)	17,868,241
29,846		Swisscom AG (1)	10,803,625
49,813		Syngenta AG (1)	11,810,294
3,548,151		UBS AG (1)(2)	59,514,283
5,241,396		Xstrata PLC (1)(2)	75,400,265
95,096		Zurich Financial Services (1)	21,805,522

			759,097,822

		Australia—6.2%
7,074,116		Alumina Ltd (1)(2)	10,346,302
2,156,100		AMP Ltd (1)	11,305,418
3,207,271		Asciano Group (1)(2)	4,346,070
2,150,911		Australia & New Zealand Banking (1)	43,917,235
3,026,466		BHP Billiton (1)	95,076,222
4,074,724		BlueScope Steel (1)	10,744,588
452,303		Boral Ltd (1)	2,310,562
925,839		Commonwealth Bank of Australia (1)	42,783,481
2,578,090		CSR Ltd (1)	4,374,989
959,604		Fortescue Metals (1)(2)	3,220,152
1,800,983		Insurance Australia (1)	6,042,996

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	83

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Australia—Continued

5,849,234		Macquarie Infrastructure (1)	$7,551,345
19,817,041		Map Group (1)	50,924,820
1,801,549		Map Group (3)	4,672,016
2,259,855		Myer Holdings (2)	8,372,223
2,019,324		National Australia Bank (1)	53,243,770
2,322,277		Rio Tinto (1)	102,939,071
2,514,825		Rio Tinto (1)(4)	140,188,480
903,028		Suncorp-Metway Ltd (1)	7,052,969
567,484		Toll Holdings (1)	4,302,180
476,169		Wesfarmers Ltd (1)	11,777,080
1,800,141		Westpac Banking (1)	42,080,515

			667,572,484

		China—4.6%
4,984,000		Aluminum Corp of China - Class H (1)(2)	5,429,104
1,243,000		Angang Steel - Class H (1)(4)	2,254,310
320,000		Anhui Conch Cement - Class H (1)	2,070,461
129,988,907		Bank of China - Class H (1)	74,276,268
22,095,911		Bank of Communications - Class H (1)	26,392,754
70,798,074		Beijing Capital International Airport - Class H (1)(2)	47,597,033
4,309,000		China CITIC Bank - Class H (1)	3,214,019
5,654,000		China Coal Energy - Class H (1)	7,836,671
4,838,000		China Communications Construction - Class H (1)	5,226,916
144,537,132		China Construction Bank - Class H (1)	124,167,248
1,790,500		China COSCO - Class H (1)(4)	2,189,498
1,144,000		China Dongxiang (1)	699,793
7,229,326		China Life Insurance - Class H (1)	33,321,943
4,126,500		China Merchants Bank - Class H (1)	10,588,619
944,000		China National Building Material - Class H (1)	2,029,559
22,728,000		China Petroleum & Chemical - Class H (1)	19,112,678
1,105,000		China Railway Construction - Class H (1)	1,459,235
1,538,000		China Shenhua Energy - Class H (1)	6,863,948
514,000		China Shipping Development - Class H (1)	726,873
13,162,000		China Telecom - Class H (1)	5,817,338
3,117,000		Foxconn International (1)(2)	2,760,356
688,000		Huaneng Power International - Class H (1)	440,776
102,824,330		Industrial & Commercial Bank of China - Class H (1)	81,784,590
4,342,558		Lianhua Supermarket - Class H (1)	9,312,702
1,598,516		PetroChina Co - Class H (1)	1,929,784
2,025,814		Ping An Insurance - Class H (1)	17,724,138

See Notes to Financial Statements

84	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		China—Continued

352,000		Shandong Weigao Group Medical Polmer - Class H (1)	$1,227,688

			496,454,302

		Netherlands—4.5%
3,045,097		AEGON NV (1)(2)	21,751,363
205,113		European Aeronautic Defence & Space (1)	3,853,217
158,135		Heineken Holding (1)	6,180,533
746,431		Heineken NV (1)	33,135,736
2,690,076		ING Groep Dutch Certificate (1)(2)	34,870,408
3,149,190		KKR & Company Guernsey (Unit) (1)(2)	27,965,399
129,731		Koninklijke Boskalis Westminster (1)	4,558,632
1,049,652		Koninklijke Philips Electronics (1)	26,455,141
3,573,390		Koninklijke (Royal) KPN (1)	64,952,433
80,257		Randstad Holding (1)(2)	3,059,968
1,624,672		Reed Elsevier (1)	19,007,674
3,761,342		Royal Dutch Shell - Class A (1)	111,958,457
2,377,858		Royal Dutch Shell - Class B (1)	69,179,266
327,935		SBM Offshore (1)	6,318,361
267,992		TNT NV (1)	7,118,640
1,546,283		Unilever NV Dutch Certificate (1)	47,745,229

			488,110,457

		Russia—4.3%
218,963		Alfa Cement (2)(3)(6)	11,120,667
2,629,868		AvtoVAZ Sponsored GDR (2)(3)	6,657,506
53,536,950		Chelindbank OJSC (2)(3)	6,424,434
499,383		Evraz Group Sponsored GDR (1)(2)	12,075,305
87,050		Gazprom Neft Sponsored ADR (1)	2,235,962
1,604,530		Gazprom OAO Sponsored ADR (1)	38,312,074
37,061,391		IDGC Holding JSC (1)(2)	4,317,022
205,522,262		IDGC of Centre and Volga (2)	1,243,410
494,494,096		IDGC of North-West (2)(3)	4,302,099
166,480,998		IDGC of South (2)(3)	1,082,126
158,266		Inter Rao UES Sponsored GDR (2)(3)(7)	1,566,833
305,505,476		Inter-Regional Distribution Network Co Volga OAO (2)	1,038,719
547,651		Kuban Energy Retail (2)(3)	266,857
547,651		Kuban Trunk Grid (2)(3)	80,779
547,651		Kubanenergo OAO (2)(3)	2,349,432
118,567		Kuzbassenergo OJSC Sponsored GDR (2)(3)(7)	347,252
781,471		LUKOIL OAO Sponsored ADR (1)	45,153,460

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	85

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Russia—Continued

341,001		Mechel Sponsored ADR	$5,851,577
1,160,534		MMC Norilsk Nickel Sponsored ADR (2)	15,319,049
100,317		Mobile TeleSystems Sponsored ADR	4,544,360
549,480		Mosenergo OAO Sponsored GDR (2)(7)	2,473,219
236,718,165		MRSK Urala (2)	1,893,745
1,309,875		North-West Telecom Sponsored ADR	5,632,462
72,150		NovaTek OAO Sponsored GDR (1)	3,608,316
174,739		Novolipetsk Steel Sponsored GDR (1)(2)	4,529,015
164,772		Novorossiysk Sea Trade Port Sponsored GDR (1)	1,889,468
766,444		OAO Dalsvyaz (3)	2,136,463
1,102,341		OGK1 OAO Sponsored GDR (2)(3)(7)	1,359,357
426,500		OGK2 OAO Sponsored GDR (2)(3)(7)	1,471,425
90,069,909		OGK3 OJSC (2)	4,863,775
600,682		OGK3 OJSC Sponsored GDR (2)(3)(7)	1,577,146
497,299		OGK6 OAO Sponsored GDR (2)(3)(7)	1,395,137
670,892		Pharmstandard (2)	32,269,905
91,847		Pharmstandard Sponsored GDR (1)(2)	1,487,171
85,300,000		RAO Energy System of East (2)(3)	665,340
6,107,084		Rosneft Oil Sponsored GDR (1)(2)	46,198,271
78,061		RTS Stock Exchange (2)(3)	22,832,842
37,926,345		Sberbank (1)	82,908,052
365,949		Severstal Sponsored GDR (1)	2,634,685
817,203		Sibirskiy Cement (2)(3)	21,247,278
39,100		Sistema JSFC Sponsored GDR (1)(2)	630,257
20,946		Sistema-Hals (2)	680,022
1,684,642		Sistema-Hals Sponsored GDR (2)(7)	2,734,634
651,692		TGK1 OAO Sponsored GDR (2)(3)(7)	1,506,820
27,296		TGK14 JSC Sponsored GDR (2)(3)(7)	89,761
110,037		TGK2 Sponsored GDR (2)(3)(7)	248,770
270,401		TGK4 Sponsored GDR (2)(3)(7)	439,964
286,608		TGK9 OAO Sponsored GDR (2)(3)(7)	667,594
291,390		Uralkali Sponsored GDR (1)(2)	6,529,092
472,896		Veropharm (2)(3)	11,940,624
242,705		Vimpel-Communications Sponsored ADR	4,351,701
284,902		Volga Territorial Generating Sponsored GDR (3)(7)	1,283,325
157,105		VolgaTelecom Sponsored ADR	667,696
4,145,675		VTB Bank OJSC Sponsored GDR (1)	16,484,663
5,231		Wimm-Bill-Dann Foods Sponsored ADR (2)	353,511
114,950		X 5 Retail Sponsored GDR (1)(2)	2,754,058

See Notes to Financial Statements

86	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Russia—Continued

293,432		Yenisei Territorial Generating Sponsored GDR (2)(3)(7)	$282,442

			459,006,929

		Canada—3.9%
321,090		Agrium Inc	15,005,264
352,481		Bank of Montreal	16,380,615
664,929		Bank of Nova Scotia	27,931,709
2,454,577		Bombardier Inc-Class B	10,003,335
354,214		Canadian Imperial Bank of Commerce	20,387,364
184,721		Canadian Oil Sands Trust (Unit)	5,003,861
148,420		Canadian Pacific Railway	6,462,029
800,886		EnCana Corp	44,609,320
145,499		Finning International	2,155,741
87,956		IGM Financial	3,147,701
523,717		Ivanhoe Mines (2)	5,668,901
545,590		Manulife Financial	10,281,728
126,738		National Bank of Canada	6,634,567
375,536		Nexen Inc	8,115,928
339,367		Potash Corp of Saskatchewan	31,791,240
262,264		Research In Motion (2)	15,402,765
1,027,179		Royal Bank of Canada (4)	52,255,300
131,827		Shoppers Drug Mart	5,261,087
71,995		Sun Life Financial	2,000,381
1,296,298		Suncor Energy	43,225,979
2,892,768		Talisman Energy	49,573,429
524,693		Teck Resources -Class B (2)	15,299,487
479,075		Toronto-Dominion Bank	27,431,625

			424,029,356

		Italy—3.2%
1,094,204		Assicurazioni Generali (1)	27,623,102
343,231		Atlantia SpA (1)	8,143,609
92,000		Autogrill SpA (1)(2)	1,037,626
4,356,244		Banca Monte dei Paschi di Siena (1)	8,280,571
1,331,418		Banca Popolare di Milano (1)	9,933,445
622,316		Banco Popolare (1)(2)	5,411,092
1,028,293		Buzzi Unicem (1)	17,279,966
1,504,812		Enel SpA (1)	8,994,278
2,429,334		Eni SpA (1)	60,385,971
592,886		Fiat SpA (1)(2)	8,827,517

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	87

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Italy—Continued

208,103		Fondiaria-Sai SpA (1)	$3,799,503
325,117		Geox SpA (1)	2,493,469
7,490,284		Intesa Sanpaolo (1)(2)	31,636,948
3,405,317		Intesa Sanpaolo (1)	11,119,661
524,528		Italcementi SpA (1)	7,568,487
551,735		Mediaset SpA (1)	3,599,739
1,187,583		Mediobanca SpA (1)	15,159,519
2,663,622		Parmalat SpA (1)	7,395,001
14,515,483		Telecom Italia (1)	23,114,232
24,659,911		UniCredit SpA (1)(2)	82,705,460

			344,509,196

		Spain—3.0%
17,009		Acciona SA (1)	2,084,584
2,796,124		Banco Bilbao Vizcaya Argentaria (1)	50,213,384
212,455		Banco Popular Espanol (1)	1,898,123
7,113,552		Banco Santander Brasil SA (1)	114,801,695
154,886		Cintra Concesiones de Infraestructuras de Transporte (1)	1,602,539
49,635		Fomento de Construcciones y Contratas (1)	2,022,426
50,805		Gamesa Corp Tecnologica (1)	932,753
106,378		Grupo Ferrovial (1)(4)	4,412,994
1,197,422		Iberdrola SA (1)	10,884,445
103,780		Inditex SA (1)(4)	6,107,515
414,689		Repsol YPF (1)	11,068,422
59,046		Sacyr Vallehermoso (1)(2)	892,382
4,071,324		Telefonica SA (1)	113,931,890

			320,853,152

		South Korea—2.2%
34,468		Doosan Heavy Industries and Construction (1)	1,866,031
147,737		Hana Financial (1)	4,408,066
355,520		Hynix Semiconductor (1)(2)	5,309,073
55,386		Hyundai Heavy Industries (1)	7,679,280
10,517		Hyundai Mobis (1)	1,372,989
126,094		Hyundai Motor (1)	11,443,043
850,433		KB Financial (1)(2)	41,219,515
121,440		LG Display (1)	2,926,690
48,471		LG Electronics (1)	4,500,517
62,016		NHN Corp (1)(2)	9,213,653
130,550		POSCO (1)	54,214,834

See Notes to Financial Statements

88	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		South Korea—Continued

64,894		Samsung Electronics (1)	$39,064,333
907,340		Shinhan Financial (1)(2)	34,687,006
15,183		Shinsegae Co (1)	6,593,855
43,113		SK Telecom (1)	6,591,037
165,670		Woori Finance (1)(2)	2,240,817

			233,330,739

		Czech Republic—1.7%
928,571		Komercni Banka (1)	184,523,083

		Hong Kong—1.5%
38,000		Beijing Enterprises (1)	226,391
3,926,000		China Mengniu Dairy (1)(2)	10,997,822
6,185,204		China Merchants Holdings International (1)	19,751,355
3,487,249		China Mobile (1)	32,654,139
1,054,381		China Resources Enterprise (1)	3,519,689
72,522		China Resources Power (1)	150,308
6,092,000		China Unicom (Hong Kong) (1)	7,799,662
30,866,602		Clear Media (1)(2)(5)	13,658,632
3,894,000		CNPC Hong Kong (1)	4,046,098
4,706,000		Cosco Pacific (1)	6,553,828
19,556,000		Denway Motors (1)	9,274,854
3,148,060		Emperor Entertainment Hotel (1)	360,328
1,045,010		Esprit Holdings (1)	6,847,612
70,664,736		GOME Electrical Appliances (2)	21,335,503
2,012,000		Hutchison Whampoa (1)	14,085,479
16,336,000		Lenovo Group (1)	9,181,923
11,273,145		Melco International Development (1)(2)(4)	6,145,726

			166,589,349

		Norway—1.5%
1,109,906		Dnb NOR (1)(2)	12,796,143
3,858,088		Norsk Hydro (1)(2)	25,311,290
2,812,237		Orkla ASA (1)	26,133,968
752,330		RomReal Ltd (2)	221,161
2,456,690		Statoil ASA (1)	58,545,967
2,063,009		Storebrand ASA (1)(2)	14,112,401
697,031		Telenor ASA (1)(2)	9,016,697
313,883		Yara International (1)	10,491,706

			156,629,333

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	89

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Mexico—1.4%
958,468		America Movil Sponsored ADR - Class L	$42,297,193
3,343,878		Cemex Sponsored ADR (2)	34,709,454
1,873,774		Cemex (Unit) (2)	1,958,465
89,718		Desarrolladora Homex Sponsored ADR (2)	3,190,372
275,856		Fomento Economico Mexicano Sponsored ADR	11,947,323
51,881		Grupo Aeroportuario del Sureste Sponsored ADR	2,111,038
1,254,640		Grupo Cementos de Chihuahua (2)	3,415,702
2,508,952		Grupo Financiero Banorte	8,259,932
2,120,114		Grupo Modelo - Class C (2)	9,862,944
1,321,108		Grupo Televisa Sponsored ADR	25,576,651
365,493		Grupo Televisa	1,400,528
1,706,984		Urbi Desarrollos Urbanos (2)	3,373,640

			148,103,242

		Poland—1.3%
946,999		Agora SA (1)(2)	6,139,674
507,619		Bank Pekao (1)(2)	27,092,700
44,129		Budimex SA (1)	1,214,196
660,666		Dom Development (1)	9,994,923
266,814		Globe Trade Centre (1)(2)	2,300,723
389,531		Grupa Kety (1)(2)	14,226,670
549,557		Hydrobudowa Polska (1)(2)	715,006
65,372		PBG SA (1)(2)	5,077,366
2,556,285		PKO Bank Polski (1)	30,223,261
978,294		PKO Bank Polski (2)(3)	11,774,614
1,698,663		Polimex Mostostal (1)	2,172,601
1,071,000		Polska Grupa Farmaceutyczna (1)(2)(5)	16,865,819
231,934		Sniezka SA (1)	2,835,925
42,962		Stomil Sanok (1)(2)	117,222
1,041,777		TVN SA (1)	5,136,720

			135,887,420

		Finland—1.0%
384,077		Fortum Oyj (1)	9,111,699
253,177		Kesko Oyj-Class B (1)	8,448,989
111,461		Metso Oyj (1)	3,117,555
572,371		Neste Oil (1)	10,149,320
1,894,204		Nokia Oyj (1)	23,963,762
106,997		Nokian Renkaat (1)(4)	2,288,354
482,621		Olvi Oyj - Class A (1)	17,299,717

See Notes to Financial Statements

90	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Finland—Continued

490,081		Orion Oyj - Class B (1)	$9,337,955
174,344		Outokumpu Oyj (1)	2,880,400
138,147		Outotec Oyj (1)	4,375,740
93,532		Rautaruukki Oyj (1)	1,910,455
1,542,978		Stora Enso - Class R (1)(2)	11,742,047
183,836		UPM-Kymmene Oyj (1)	2,217,437
583		Wartsila Oyj (1)	21,126

			106,864,556

		Austria—1.0%
11,758		Andritz AG (1)	649,387
187,906		Erste Group Bank (1)(4)	7,569,890
806,641		Flughafen Wien (1)	40,629,949
850,547		OMV AG (1)	35,242,220
30,506		Raiffeisen International Bank (1)(4)	1,794,123
409,868		Telekom Austria (1)	6,728,630
256,105		Voestalpine AG (1)	8,751,723
252,620		Wienerberger AG (1)(2)	4,563,975

			105,929,897

		Romania—0.8%
731,600		Antibiotice (1)	165,617
834,977		Banca Transilvania	505,882
40,424,844		Biofarm Bucuresti (1)(2)	2,712,185
4,182,214		BRD - Groupe Societe Generale (1)	17,388,187
14,619,597		Cemacon SA (2)(5)	448,879
7,691,800		Compa Sibiu (1)(2)	771,463
5,115,298		Concefa SA (1)(2)	477,708
4,950,133		Condmag SA (1)(2)	997,141
40,338,000		Dafora SA (1)(2)	1,398,192
16,912,495		Impact Developer & Contractor (2)(5)	3,183,992
493,519,000		Rompetrol Rafinare (1)(2)	10,785,471
504,039,057		SNP Petrom (1)(2)	44,156,061
13,131,100		Socep Constanta (1)(2)	648,736
3,443,800		Spicul Buzau (2)	583,505
11,918,318		Zentiva SA (1)(2)	2,600,131

			86,823,150

		Ukraine—0.8%
214,485		Anthousa Ltd Sponsored GDR (2)(3)(7)	1,582,310

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	91

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Ukraine—Continued

8,916,599		Bank Forum (2)	$6,605,296
76,611,005		Bohdan Automobile Plant (2)	2,743,032
2,343,250		Centrenergo (2)	2,904,652
178,305		Centrenergo Sponsored ADR	2,210,238
1,237,519		Chernivtsioblenergo (3)	565,321
5,006,914		Davento PLC GDR (2)(3)(7)	2,216,236
20,500		Dniproenergo (3)	1,961,541
11,770,906		Dragon-Ukrainian Properties & Development (1)(2)(5)	10,912,051
7,562,990		Harkivoblenergo (3)	3,034,720
10,700		Ivano Frankivskcement (2)(3)	132,107
902,412		Khmelnitskoblenergo JSC (2)(3)	222,832
2,750,000		Kirovogradoblenergo (2)(3)	729,983
240,262		Korukivskas Technical Papers Factory (2)(3)	815,755
3,228,131		Krymenergo (3)	1,496,590
115,161		Kyivmedpreparat (2)(3)	518,967
189,156		Lvivoblenergo (2)(3)	98,087
267,596		Odessaoblenergo (2)(3)	75,989
5,542,248		Oranta (2)(3)	6,158,434
488,244		Poltavaoblenergo (2)(3)	241,123
93,280,824		Raiffeisen Bank Aval (2)	3,155,620
65,228		Retail Group (2)(3)(6)	6,442,669
21,017		Rodovid Bank (2)(3)(6)	179
8,375,303		Slavutich Brewery (2)(3)	1,654,483
641,180		Ternopiloblenergo (2)(3)	158,326
2,636,403		Tsukrovyy soyz Ukrros (2)(3)	341,777
1,153,346,022		Ukrinbank (2)(3)(5)	1,423,972
8,685		Ukrnafta Sponsored ADR (2)	1,071,915
84,835,914		Ukrsotsbank JSCB (2)	3,770,718
116,751,392		UkrTelecom (2)	6,933,443
573,260		UkrTelecom Sponsored GDR (2)	1,581,678
65,728		Vinnitsaoblenergo (2)(3)	1,298,817
4,114,636		Volynoblenergo (3)	266,706
4,799,516		Zakarpattyaoblenergo (3)	2,109,547
15,000		Zakhidenergo (2)(3)	720,415
595,792		Zakhidenergo GDR (2)(3)	7,153,623
400,000		Zhytomyroblenergo (2)(3)	160,751

			83,469,903

		Sweden—0.8%
497,338		Atlas Copco - Class A (1)	6,834,122

See Notes to Financial Statements

92	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Sweden—Continued

65,893		Autoliv Inc (1)	$2,304,732
71,394		Hennes & Mauritz - Class B (1)	4,119,094
343,310		Husqvarna AB - Class B (1)(2)	2,205,214
1,250,520		Sandvik AB (1)	14,174,761
319,477		Skandinaviska Enskilda Banken - Class A (1)(2)	2,001,331
314,304		SKF AB - Class B (1)	5,091,900
1,397,790		Svenska Cellulosa - Class B (1)	19,533,195
1,295,455		Swedbank AB - Class A (1)(2)	11,519,172
215,427		Swedish Match (1)	4,493,093
725,301		TeliaSonera AB (1)	4,874,263
560,781		Volvo AB - Class B (1)	5,426,270

			82,577,147

		Hungary—0.8%
573,041		Magyar Telekom Telecommunications (1)	2,478,901
2,828,698		OTP Bank (1)(2)	78,760,310

			81,239,211

		Ireland—0.7%
3,235,085		Allied Irish Banks (1)(2)	8,892,330
7,411,840		Bank of Ireland (1)(2)	18,581,736
1,573,557		CRH PLC (1)	38,469,091
1,541,884		Irish Life & Permanent (1)(2)	11,176,603

			77,119,760

		Bulgaria—0.6%
301,290		Bulgarian American Credit Bank (1)(2)	4,136,289
1,276,434		Central Cooperative Bank (1)(2)	1,442,331
10,693,367		Chimimport AD (1)(2)(5)	20,407,497
47,828		Devin AD (1)(2)	113,825
354,861		DZI Insurance (3)(5)(6)	6,165,432
92,174		Kaolin AD (1)	417,558
2,276,550		LEV INS (2)(3)(6)	4,314,747
806,010		Sopharma AD (1)(2)	2,462,960
1,425,011		Sparki Eltos Lovetch (1)(2)(5)	2,176,697
11,652,801		Vivacom (3)	27,033,408

			68,670,744

		Belgium—0.6%
299,176		Anheuser-Busch InBev (1)	14,096,350
89,572		Belgacom SA (1)	3,368,317

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	93

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Belgium—Continued

326,081		Dexia SA (1)(2)	$2,720,080
5,053,842		Fortis (1)(2)	21,905,115
411,783		KBC Groep (1)(2)	17,627,435
75,314		UCB SA (1)	3,227,493
180,047		Umicore (1)	5,482,977

			68,427,767

		Denmark—0.6%
76,703		ALK-Abello A/S (1)	6,509,756
1,097		AP Moller-Maersk - Class B (1)	7,471,114
48,357		Carlsberg A/S - Class B (1)	3,389,199
353,409		Danske Bank (1)(2)	8,174,345
174,487		DSV A/S (1)(2)	2,709,338
53,400		FLSmidth & Co (1)	2,818,316
407,646		Novo Nordisk - Class B (1)	25,417,325
726,577		TK Development (1)(2)	3,447,844
76,662		Vestas Wind Systems (1)(2)	5,413,067

			65,350,304

		Multinational—0.6%
1,064,898		ArcelorMittal (1)	35,746,480
414,976		Central European Media Enterprises - Class A (2)	10,432,497
554,429		Frontline Ltd (1)(4)	12,769,083
218,559		Tenaris SA (1)	3,903,284

			62,851,344

		Greece—0.6%
1,245,830		Alpha Bank (1)(2)	23,856,366
220,025		Coca Cola Hellenic Bottling (1)	5,748,354
672,682		Hellenic Telecommunications Organization (1)	11,286,670
558,322		National Bank of Greece (1)(2)	20,327,456

			61,218,846

		Serbia—0.5%
417,292		AIK Banka (2)(5)	19,657,013
48,500		Energoprojekt Holding (2)	784,750
78,573		Imlek ad (2)(3)	2,122,623
41,955		Komercijalna Banka (2)(3)	23,391,186
6,149		Metals banka (2)(3)	837,160
93,520		Privredna Banka (2)(3)	1,303,764
123,132		Tigar ad Pirot (2)(3)(5)	1,811,736

See Notes to Financial Statements

94	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Serbia—Continued

78,160		Toza Markovic ad Kikinda (2)(3)(5)	$3,383,523
18,517		Univerzal Banka (2)(3)	2,480,712

			55,772,467

		South Africa—0.3%
1,185,706		Aquarius Platinum (1)(2)	5,062,016
2,215,909		FirstRand Ltd (1)	4,957,439
588,175		Impala Platinum (1)	12,813,815
259,692		Lonmin PLC (1)(2)	6,211,441
142,893		Sasol Ltd (1)	5,341,278

			34,385,989

		Lebanon—0.2%
278,581		SOLIDERE - Class A	7,276,536
752,109		SOLIDERE Sponsored GDR (7)	19,818,072

			27,094,608

		Venezuela—0.2%
38,451		Banco Provincial (3)	138,625
156		Banco Venezolano de Credito (3)	113,801
15,843,815		Cemex Venezuela SACA - I (2)(3)	2,159,519
2,797,674		Mercantil Servicios Financieros - Class B (3)	11,278,605
2,847,910		Siderurgica Venezolana Sivensa SACA (3)(5)	7,107,365

			20,797,915

		Brazil—0.2%
142,771		Banco do Brasil	2,307,865
139,043		BRF - Brasil Foods (2)	3,402,078
405,285		Cia Siderurgica Nacional	13,539,303

			19,249,246

		Portugal—0.2%
1,593,534		Banco Comercial Portugues (1)	2,273,820
2,510,231		Energias de Portugal (1)	11,116,074
337,062		Galp Energia SGPS - Class B (1)	5,685,715

			19,075,609

		Georgia—0.2%
2,466,387		Bank of Georgia Sponsored GDR (1)(2)(5)	18,436,009

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	95

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Turkmenistan—0.2%
2,712,551		Dragon Oil (1)(2)	$18,300,878

		India—0.1%
379,350		ICICI Bank (1)	6,276,911
61,339		Larsen & Toubro (1)	2,009,120
16,000		Reliance Industries (1)	647,446
101,368		State Bank of India (1)	4,646,811

			13,580,288

		Indonesia—0.1%
10,314,648		Telekomunikasi Indonesia Tbk (1)	8,933,487

		Cyprus—0.1%
1,111,347		Bank of Cyprus Public (1)	8,726,194

		Zambia—0.1%
9,363,990		Zambeef Products (5)	8,081,113

		Turkey—0.0%
1,015,453		Turkiye Is Bankasi - Class C (1)	3,824,973

		Latvia—0.0%
1,424,182		AS Parex Banka (2)(3)(6)	2,963,033

		Slovenia—0.0%
119,978		Nova Kreditna Banka Maribor (1)	2,334,094

		Lithuania—0.0%
1,753,630		Rokiskio Suris (1)(2)	2,264,847

		Croatia—0.0%
10,188		FIMA Validus (1)(2)	39,766

		TOTAL COMMON STOCKS (Cost $8,834,625,762)	9,772,649,815

EQUITY LINKED NOTES—3.5%
		Taiwan—2.7%
2,497,854		ACER Inc, Issued by CLSA, Expires 01/04/2011 (7)	5,994,850
5,700,000		Advanced Semiconductor Engineering, Issued by Citigroup, Expires 01/17/2012 (7)	4,554,300
1,931,020		Asia Cement, Issued by Deutsche Bank AG London, Expires 09/26/2017 (7)	2,060,205
7,607,608		Asustek Computer, Issued by Merrill Lynch International, Expires 03/22/2011	14,261,222

See Notes to Financial Statements

96	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
EQUITY LINKED NOTES—Continued
		Taiwan—Continued

4,867,000		Asustek Computer, Issued by Merrill Lynch International, Expires 10/20/2014 (7)	$9,123,678
9,044,723		AU Optronics, Issued by CLSA, Expires 06/11/2012 (7)	8,140,251
31,011,000		Cathay Financial, Issued by Citigroup, Expires 01/17/2012 (2)(7)	54,207,228
9,862,057		China Steel, Issued by Merrill Lynch International, Expires 08/08/2011 (7)	8,879,796
47,976,863		Chinatrust Financial, Issued by Citigroup, Expires 01/17/2012 (7)	29,313,863
1,977,000		Chunghwa Telecom, Issued by Deutsche Bank AG London, Expires 01/11/2018 (7)	3,501,069
217,600		Chunghwa Telecom, Issued by Merrill Lynch International, Expires 06/07/2010	385,174
1,842,000		Compal Electronics, Issued by Merrill Lynch International, Expires 10/20/2014 (7)	2,352,050
1,255,000		Delta Electronics, Issued by Merrill Lynch International, Expires 05/05/2011 (7)	3,540,480
15,977,000		First Financial, Issued by Citigroup, Expires 01/20/2010	9,378,499
744,000		Foxconn Technology, Issued by Deutsche Bank AG London, Expires 08/20/2018 (7)	2,527,666
1,930,000		Fubon Financial, Issued by Deutsche Bank AG London, Expires 03/13/2017 (2)	2,189,585
8,859,341		Hon Hai Precision Industry, Issued by Deutsche Bank AG London, Expires 08/06/2018 (7)	35,409,900
432,000		MediaTek Inc, Issued by Deutsche Bank AG London, Expires 01/30/2017 (7)	6,176,174
9,606,000		Shin Kong Financial, Issued by Citigroup, Expires 01/17/2012 (2)(7)	3,996,096
6,351,853		Siliconware Precision Industries, Issued by CLSA, Expires 04/02/2013 (7)	8,638,520
20,133,000		SinoPac Financial, Issued by Citigroup, Expires 01/17/2012 (2)(7)	7,570,008
1,297,000		Taiwan Fertilizer, Issued by Deutsche Bank AG London, Expires 01/19/2017 (7)	4,107,340
26,193,863		Taiwan Semiconductor Manufacturing, Issued by Deutsche Bank AG London, Expires 01/19/2017	48,319,819
3,210,000		Uni-President Enterprises, Issued by Citigroup, Expires 01/17/2012 (7)	3,608,040

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	97

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
EQUITY LINKED NOTES—Continued
		Taiwan—Continued

6,810,286		United Microelectronics, Issued by CLSA, Expires 09/13/2011 (2)(7)	$3,405,143
15,191,400		United Microelectronics, Issued by Merrill Lynch International, Expires 08/16/2011 (2)(7)	7,562,279

			289,203,235

		India—0.8%
29,659		Bharat Heavy Electricals, Issued by CLSA, Expires 07/20/2010 (7)	1,400,498
327,453		Bharti Airtel, Issued by CLSA, Expires 05/31/2010 (7)	2,041,604
940,792		Bharti Airtel, Issued by Merrill Lynch International, Expires 06/29/2012 (7)	5,853,514
96,596		Housing Development Finance, Issued by CLSA, Expires 05/20/2010 (2)(7)	5,467,333
949,843		ICICI Bank, Issued by CLSA, Expires 05/10/2010 (7)	15,991,842
171,284		Larsen & Toubro, Issued by CLSA, Expires 04/11/2011 (7)	5,717,460
723,194		Reliance Communications, Issued by Citigroup, Expires 10/24/2012	2,698,237
431,573		Reliance Industries, Issued by CLSA, Expires 05/17/2010 (7)	17,745,815
411,927		State Bank of India, Issued by Citigroup, Expires 10/24/2012 (7)	19,148,015
24,268		State Bank of India, Issued by CLSA, Expires 05/13/2010 (7)	1,132,170
584,741		Tata Steel, Issued by Citigroup, Expires 10/24/2012 (2)(7)	5,849,749
206,319		Ultratech Cement Ltd, Issued by Merrill Lynch International, Expires 06/10/2014	3,374,347

			86,420,584

		Ukraine—0.0%
1,016		Laona Investments, Issued by UniCredit Bank Austria, Expires 11/16/2010 (2)(3)	562,147

		TOTAL EQUITY LINKED NOTES (Cost $373,439,360)	376,185,966

PREFERRED STOCKS—1.6%
		Brazil—1.2%
393,882		Banco Bradesco	7,800,224
1,527,324		Gerdau SA	23,017,289
451,525		Itau Unibanco	8,667,500
570,726		Net Servicos de Comunicacao (2)	7,194,781

See Notes to Financial Statements

98	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
PREFERRED STOCKS—Continued
		Brazil—Continued

1,913,477		Petroleo Brasileiro	$38,419,754
811,117		Usinas Siderurgicas de Minas Gerais - Class A	21,380,043
1,245,139		Vale SA - Class A	28,146,998

			134,626,589

		Germany—0.2%
118,861		Henkel AG (1)	5,404,605
88,863		Porsche Automobil (1)	6,814,568
83,136		Volkswagen AG (1)	8,293,355

			20,512,528

		Bulgaria—0.1%
6,416,021		Chimimport AD (3)(5)	12,288,057

		Russia—0.1%
20,525		Silvinit	7,101,650

		Philippines—0.0%
11,528,247		Ayala Land (3)(6)	24,212

		TOTAL PREFERRED STOCKS (Cost $150,829,527)	174,553,036

INVESTMENT FUNDS—0.2%
		Australia—0.1%
6,527,159		Australian Infrastructure Fund (1)	10,192,801

		Romania—0.1%
4,035,500		SIF 1 Banat Crisana Arad (1)	1,389,040
3,406,316		SIF 2 Moldova Bacau (1)	1,086,025
9,533,500		SIF 3 Transilvania Brasov (1)	2,032,029
4,871,855		SIF 4 Muntenia Bucuresti (1)	1,065,238
4,143,975		SIF 5 Oltenia Craiova (1)	1,453,849

			7,026,181

		Sweden—0.0%
1,485,000		NAXS Nordic Access Buyout Fund (2)	5,474,305

		Russia—0.0%
92,634		Renaissance Pre-IPO Fund (2)(3)	1,157,925

		TOTAL INVESTMENT FUNDS (Cost $40,818,929)	23,851,212

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	99

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
FOREIGN GOVERNMENT COMPENSATION NOTES—0.1%
		Bulgaria—0.1%
12,071,674		Bulgaria Compensation Notes (2)	$2,185,413
29,663,486		Bulgaria Compensation Vouchers (2)	5,146,414
3,842,865		Bulgaria Housing Compensation Notes (2)	695,699

		TOTAL FOREIGN GOVERNMENT COMPENSATION NOTES (Cost $19,710,351)	8,027,526

RIGHTS—0.0%
		United Kingdom—0.0%
314,125		Barratt Developments (2)	176,048

		Australia—0.0%
451,165		CSR Ltd (2)(3)	108,033

		France—0.0%
3		BNP Paribas (2)	—

		Italy—0.0%
430,011		Mediobanca SpA (2)(3)	—

		TOTAL RIGHTS (Cost $377,880)	284,081

Face
Value	Currency
SHORT-TERM INVESTMENT COLLATERAL FROM SECURITY LENDING—1.6%
		United States—1.6%
		US Treasury Bill
173,013,996	USD	0.010% due 11/19/2009-09/23/2010	173,013,996

See Notes to Financial Statements

100	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
REPURCHASE AGREEMENT—3.0%
			United States—3.0%
323,623,361	USD		State Street Bank and Trust Company Repurchase Agreement, dated 10/30/2009 due 11/02/2009, with a maturity value of $323,623,633 and an effective yield of 0.01%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 0.069%-4.000%, maturities ranging from 02/11/2010-12/15/2017 and an aggregate fair market value of $330,125,114. (Cost $323,623,361)	$323,623,361

TIME DEPOSIT—0.0%
			United States—0.0%
			State Street Euro Dollar Time Deposit
800,000	USD		0.010% due 11/02/2009 (Cost $800,000)	800,000

			TOTAL INVESTMENTS—100.9% (Cost $9,917,239,166)	10,852,988,993
			OTHER ASSETS AND LIABILITIES—(0.9)%	(94,662,416)

			TOTAL NET ASSETS—100.0%	$10,758,326,577

Notes to the Portfolio of Investments.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
(1)	Security valued at fair value utilizing fair value model in accordance with valuation policies approved by the Board of Trustees.
(2)	Non-income producing security.
(3)	Illiquid security.
(4)	All or portion of this security was on loan to brokers at October 31, 2009.
(5)	Affiliated Security.
(6)	Security valued at fair value as determined by the policies approved by the Board of Trustees.
(7)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
Aggregate cost for federal income tax purposes was $10,359,551,263.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	101

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2009

Artio International Equity Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/10/09	UBS AG	AUD	87,551,249	78,834,150	74,124,389	$4,709,761
12/16/09	Credit Suisse London Branch	AUD	63,268,883	56,935,030	54,351,134	2,583,896
11/04/09	JPMorgan Chase Bank N.A	BRL	438,808,351	251,444,490	244,606,870	6,837,620
11/04/09	State Street Bank & Trust Company	BRL	58,523,578	33,534,984	33,557,097	(22,113)
12/16/09	Deutsche Bank AG London	CAD	476,880,125	442,704,043	443,980,566	(1,276,523)
11/03/09	Credit Suisse London Branch	CZK	287,855,054	16,014,591	12,984,996	3,029,595
11/03/09	UBS AG	CZK	8,806,766,601	489,957,557	469,883,798	20,073,759
12/16/09	UBS AG	EUR	9,111,915	13,442,438	13,601,993	(159,555)
12/16/09	Credit Suisse London Branch	GBP	53,424,486	88,040,186	88,312,134	(271,948)
12/16/09	Deutsche Bank AG London	GBP	181,390,031	298,919,340	287,525,926	11,393,414
02/19/10	UBS AG	HUF	9,957,214,794	52,698,284	50,516,925	2,181,359
11/27/09	Credit Suisse London Branch	INR	5,440,438,829	115,656,202	116,392,941	(736,739)
12/10/09	Deutsche Bank AG London	JPY	3,522,172,363	38,917,576	37,995,387	922,189
12/16/09	Credit Suisse London Branch	JPY	7,394,845,042	81,711,338	81,722,283	(10,945)
01/04/10	JPMorgan Chase Bank N.A	JPY	20,147,278,929	222,652,128	223,113,703	(461,575)
11/30/09	JPMorgan Chase Bank N.A	KRW	204,246,476,093	172,701,656	171,189,738	1,511,918
12/16/09	Credit Suisse London Branch	MXN	585,437,640	44,252,233	43,317,620	934,613
12/16/09	Credit Suisse London Branch	NOK	678,443,867	118,874,131	115,357,383	3,516,748
11/19/09	UBS AG	PLN	444,247,683	153,906,130	164,348,318	(10,442,188)
12/16/09	Deutsche Bank AG London	SEK	24,986,668	3,543,473	3,562,718	(19,245)

See Notes to Financial Statements

102	Artio Global Funds ï 2009 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2009

Artio International Equity Fund

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/09/09	Credit Suisse London Branch	TWD	1,618,777,850	49,806,251	50,799,531	$(993,280)
12/17/09	Credit Suisse London Branch	ZAR	990,912,709	125,567,888	128,568,367	(3,000,479)

Net unrealized appreciation on forward foreign exchange contracts to buy						$40,300,282

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/10/09	UBS AG	AUD	87,551,249	78,834,151	79,946,541	$1,112,390
12/16/09	Credit Suisse London Branch	AUD	63,268,883	56,935,030	57,917,476	982,446
11/04/09	JPMorgan Chase Bank N.A	BRL	438,808,351	251,444,489	253,466,693	2,022,204
11/04/09	State Street Bank & Trust Company	BRL	58,523,578	33,534,984	33,613,849	78,865
12/16/09	Deutsche Bank AG London	CAD	231,757,033	215,147,938	218,719,449	3,571,511
11/03/09	Credit Suisse London Branch	CZK	287,855,054	16,014,590	15,094,654	(919,936)
11/03/09	UBS AG	CZK	8,806,766,601	489,957,557	467,801,558	(22,155,999)
12/16/09	Goldman Sachs & Co	CZK	346,604,447	19,262,681	19,251,524	(11,157)
12/16/09	JPMorgan Chase Bank N.A	CZK	380,896,782	21,168,492	21,700,120	531,628
12/16/09	UBS AG	CZK	2,640,988,547	146,774,002	147,286,183	512,181
12/16/09	Credit Suisse London Branch	EUR	396,779,822	585,353,184	585,176,842	(176,342)
12/16/09	UBS AG	EUR	107,025,889	157,890,955	158,240,468	349,513
12/16/09	Deutsche Bank AG London	GBP	28,398,632	46,799,157	46,440,620	(358,537)
02/19/10	UBS AG	HUF	9,957,214,794	52,698,284	45,864,443	(6,833,841)
11/27/09	Credit Suisse London Branch	INR	5,440,438,835	115,656,202	114,520,758	(1,135,444)

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	103

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2009

Artio International Equity Fund

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/10/09	Deutsche Bank AG London	JPY	65,988,451	729,127	728,446	$(681)
12/16/09	Credit Suisse London Branch	JPY	5,344,505,522	59,055,557	58,388,925	(666,632)
01/04/10	JPMorgan Chase Bank N.A	JPY	765,247,727	8,456,925	8,464,802	7,877
11/30/09	JPMorgan Chase Bank N.A	KRW	204,246,476,093	172,701,655	170,018,230	(2,683,425)
12/16/09	Credit Suisse London Branch	MXN	585,437,640	44,252,234	44,003,368	(248,866)
12/16/09	Credit Suisse London Branch	NOK	678,443,867	118,874,132	118,405,146	(468,986)
12/16/09	Goldman Sachs & Co	NOK	192,603,625	33,747,212	33,659,311	(87,901)
11/19/09	UBS AG	PLN	444,247,683	153,906,130	141,517,856	(12,388,274)
12/16/09	Deutsche Bank AG London	SEK	24,986,668	3,543,472	3,634,826	91,354
12/16/09	Goldman Sachs & Co	SEK	394,750,200	55,981,315	56,112,324	131,009
11/09/09	Credit Suisse London Branch	TWD	1,618,777,850	49,806,251	49,678,621	(127,630)
12/17/09	Credit Suisse London Branch	ZAR	990,912,709	125,567,888	129,298,131	3,730,243

Net unrealized depreciation on forward foreign exchange contracts to sell						$(35,142,430)

See Notes to Financial Statements

104	Artio Global Funds ï 2009 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2009

Artio International Equity Fund

Glossary of Currencies

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	105

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)	October 31, 2009

Artio International Equity Fund

At October 31, 2009, sector diversification of the Fund’s investments were as follows:

	% of Net	Fair Market
	Assets	Value (Note 2)
INDUSTRY SECTOR
Financials	32.1%	$3,452,705,186
Materials	11.5	1,235,610,019
Industrials	11.1	1,198,016,061
Energy	9.9	1,070,146,402
Consumer Discretionary	7.5	802,160,253
Consumer Staples	6.1	654,176,611
Telecommunication Services	6.1	651,979,663
Healthcare	5.8	623,855,090
Information Technology	3.8	403,479,008
Utilities	2.4	263,423,343
Short-term Investment	4.6	497,437,357

Total Investments	100.9	10,852,988,993
Other Assets and Liabilities (Net)	(0.9)	(94,662,416)

Net Assets	100.0%	$10,758,326,577

See Notes to Financial Statements

106	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—90.5%
		United Kingdom—9.4%
1,713,929		Anglo American (1)(2)	$62,528,271
485,920		AstraZeneca PLC (2)	21,935,292
2,382,632		Aviva PLC (2)	14,983,011
9,561,295		Barclays PLC (2)	50,241,546
568,386		BG Group (2)	9,840,927
9,763,813		BP PLC (2)	92,350,932
211,269		British Land REIT (2)	1,640,049
2,344,500		BT Group (2)	5,027,029
1,657,458		Cadbury PLC (2)	20,968,200
56,400		Carnival PLC (2)	1,756,355
2,830,170		Diageo PLC (2)	46,326,474
6,204,200		Friends Provident (2)	8,344,433
351,236		G4S PLC (2)	1,462,201
1,866,995		GKN PLC (1)(2)	3,283,742
3,805,429		GlaxoSmithKline PLC (2)	78,488,417
10,570,974		HSBC Holdings (2)	117,486,867
314,999		Imperial Tobacco (2)	9,323,268
1,171,684		Kingfisher PLC (2)	4,304,774
166,589		Land Securities REIT (2)	1,812,988
6,395,091		Legal & General (2)	8,250,474
15,895,770		Lloyds Banking (1)(2)(3)	22,585,038
988,891		Marks & Spencer (2)	5,565,135
89,428		Next PLC (2)	2,636,342
7,572,133		Old Mutual (2)	13,198,258
1,656,640		Prudential PLC (2)	15,096,561
1,536,659		Rentokil Initial (1)(2)	2,631,814
852,129		Rolls-Royce Group (1)(2)	6,319,794
51,127,740		Rolls-Royce Group C Shares (1)(4)	84,276
15,497,870		Royal Bank of Scotland (1)(2)	10,635,816
648,520		Smith & Nephew (2)	5,762,461
1,684,145		Standard Chartered (2)	41,535,171
6,250,628		Tesco PLC (2)	41,892,551
30,864		Vedanta Resources (2)	1,057,338
41,110,977		Vodafone Group (2)	91,351,161
427,061		Whitbread PLC (2)	8,892,226
166,154		Wolseley PLC (1)(2)	3,373,638
3,139,966		WPP PLC (2)	28,280,795

			861,253,625

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	107

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Japan—9.4%
119,200		AEON Mall (2)	$2,508,711
394,948		Aisin Seiki (2)	9,889,274
269,900		Asahi Breweries (2)	4,768,241
964,000		Asahi Glass (2)	7,984,889
3,007,000		Bank of Yokohama (2)	14,512,373
37,400		Benesse Holdings (2)	1,649,429
752,500		Bridgestone Corp (2)	12,266,545
1,050,764		Canon Inc (2)	39,210,825
1,496		Central Japan Railway (2)	9,932,646
1,781,000		Chiba Bank (2)	10,834,765
195,200		Credit Saison (2)	2,182,043
156,300		Daikin Industries (2)	5,296,957
1,770,700		Daiwa Securities (2)	9,358,107
352,049		Denso Corp (2)	9,562,943
285,700		East Japan Railway (2)	18,209,135
213,700		Eisai Co (2)	7,530,433
49,000		FamilyMart Co (2)	1,450,915
183,840		Fanuc Ltd (2)	15,355,560
747,000		Fukuoka Financial (2)	2,694,764
87,611		Hitachi Construction Machinery (2)	2,021,285
1,568,432		Honda Motor (2)	48,262,489
1,150,888		ITOCHU Corp (2)	7,149,960
118,468		Japan Steel Works (2)	1,294,374
475,200		JFE Holdings (2)	15,217,220
1,698,000		Kawasaki Heavy Industries (2)	4,188,987
610		KDDI Corp (2)	3,223,246
586,000		Kirin Holdings (2)	9,560,252
1,158,330		Komatsu Ltd (2)	22,383,804
220,000		Konica Minolta (2)	2,040,602
860,484		Kubota Corp (2)	6,638,252
47,825		Kurita Water Industries (2)	1,470,651
82,800		Kyocera Corp (2)	6,890,860
35,400		Lawson Inc (2)	1,571,826
114,600		Makita Corp (2)	3,810,179
777,438		Mitsubishi Corp (2)	16,515,683
1,505,000		Mitsubishi Electric (1)(2)	11,287,433
855,000		Mitsubishi Estate (2)	12,909,554
1,424,000		Mitsubishi Heavy Industries (2)	4,979,674
5,681,600		Mitsubishi UFJ Financial (2)	30,160,450

See Notes to Financial Statements

108	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Japan—Continued

101,380		Mitsubishi UFJ Lease & Finance (2)	$3,020,476
1,166,000		Mitsui & Co (2)	14,964,698
685,000		Mitsui Fudosan (2)	10,936,342
306,000		NGK Insulators (2)	6,842,065
169,014		Nidec Corp (2)	14,335,789
333,300		Nikon Corp (2)	6,186,708
26,841		Nintendo Co (2)	6,806,294
276		Nippon Building Fund REIT (2)	2,266,040
2,707,000		Nippon Steel (2)	10,137,698
243,500		Nippon Telegraph & Telephone (2)	10,003,712
2,077,300		Nissan Motor (1)(2)	14,689,135
3,440,400		Nomura Holdings (2)	23,940,519
290,000		NSK Ltd (2)	1,652,722
6,628		NTT DoCoMo (2)	9,601,296
82,130		ORIX Corp (2)	5,323,723
1,230,751		Panasonic Corp (2)	16,967,122
283,100		Resona Holdings (2)	3,357,353
659,000		Ricoh Co (2)	9,043,146
95,200		Seven & I (2)	2,075,469
196,780		Shin-Etsu Chemical (2)	10,308,547
1,110,000		Shizuoka Bank (2)	10,957,727
37,800		SMC Corp (2)	4,319,491
565,798		Sony Corp (2)	16,535,826
79,600		Stanley Electric (2)	1,540,947
337,000		Sumitomo Heavy Industries (1)(2)	1,509,044
1,642,000		Sumitomo Metal Industries (2)	4,142,990
1,562,300		Sumitomo Mitsui Financial (2)	53,364,423
537,000		Sumitomo Realty & Development (2)	10,034,295
3,165,000		Sumitomo Trust & Banking (2)	16,244,182
317,000		Suruga Bank (2)	2,849,260
1,030,700		Suzuki Motor (2)	24,970,881
282,096		Takeda Pharmaceutical (2)	11,280,814
252,200		Tokio Marine (2)	6,453,016
151,800		Tokyo Electric Power (2)	3,725,838
663,000		Toshiba Corp (1)(2)	3,723,896
50,275		Toyota Boshoku (2)	1,022,543
2,594,394		Toyota Motor (2)	102,087,866
63,000		Unicharm Corp (2)	6,002,173

			859,999,402

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	109

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		France—8.3%
118,499		Accor SA (2)	$5,707,937
377,360		Aeroports de Paris (2)	28,776,710
2,668,393		Alcatel-Lucent (1)(2)	10,006,563
152,803		Alstom SA (2)	10,606,648
1,774,271		AXA SA (2)	44,206,586
941,717		BNP Paribas (2)	71,026,898
256,567		Bouygues SA (2)	12,102,668
542,785		Carrefour SA (2)	23,374,123
69,854		Casino Guichard-Perrachon (2)	5,562,094
81,200		Cie Generale de Geophysique-Veritas (1)(2)	1,615,945
531,816		Compagnie de Saint-Gobain (2)	25,958,519
101,867		Compagnie Generale des Etablissements Michelin (2)	7,568,211
1,602,763		Credit Agricole (2)	30,860,824
619,474		Danone SA (2)	37,316,852
279,532		Electricite de France (2)	15,585,479
5,007		Eramet (2)	1,563,073
1,875,485		France Telecom (2)	46,492,765
639,307		GDF Suez (2)	26,824,851
223,878		Lafarge SA (2)	18,305,966
19,638		Lagardere SCA (2)	888,793
176,581		LVMH (2)	18,366,247
868,353		Natixis (1)(2)	4,881,720
112,673		Pernod-Ricard SA (2)	9,428,277
106,336		Peugeot SA (1)(2)	3,472,109
57,820		PPR (2)	6,323,926
298,204		Publicis Groupe (2)	11,374,378
239,532		Renault SA (1)(2)	10,736,456
608,297		Sanofi-Aventis SA (2)	44,576,963
173,817		Schneider Electric (2)	18,100,680
782,939		Societe Generale (2)	52,137,405
1,479,539		Total SA (2)	88,329,205
51,133		Vallourec SA (2)(3)	8,105,988
328,304		Veolia Environnement (2)	10,717,712
676,386		Vinci SA (2)	35,393,757
555,151		Vivendi (2)	15,416,328

			761,712,656

		Germany—7.2%
270,405		Adidas AG (2)	12,548,831
403,125		Allianz SE (2)	46,320,436

See Notes to Financial Statements

110	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Germany—Continued

641,978		Bayer AG (2)	$44,581,391
33,897		Beiersdorf AG (2)	2,090,182
72,784		Bilfinger Berger (2)	4,678,534
280,014		BMW AG (2)	13,717,195
239,228		Celesio AG (2)	5,977,178
330,952		Commerzbank AG (1)(2)(3)	3,436,556
797,327		Daimler AG (2)	38,912,011
482,141		Deutsche Bank (2)	35,003,074
179,785		Deutsche Boerse (2)	14,618,393
1,152,455		Deutsche Post (2)	19,504,298
29,862		Deutsche Postbank (1)(2)	925,409
2,014,990		Deutsche Telekom (2)	27,552,972
1,119,227		E.ON AG (2)	42,891,464
2,197,227		Fraport AG (2)	103,691,424
256,694		Fresenius SE (2)	12,802,595
281,496		GEA Group (2)	5,329,421
21,275		Hamburger Hafen und Logistik (2)	831,791
428,134		HeidelbergCement AG (2)	25,571,813
53,485		Hochtief AG (2)	4,028,273
232,740		K+S AG (2)	12,710,292
251,469		MAN SE (2)	20,755,124
28,460		Merck KGaA (2)	2,680,445
332,033		Metro AG (2)	18,495,324
62,864		MunichRe (2)	9,996,314
186,653		RWE AG (2)	16,386,009
128,591		Salzgitter AG (2)	11,564,761
478,200		SAP AG (2)	21,665,310
776,116		Siemens AG (2)	70,116,059
145,295		ThyssenKrupp AG (2)	4,686,107
19,142		Wacker Chemie (2)	2,762,940

			656,831,926

		Switzerland—6.8%
1,568,119		ABB Ltd (1)(2)	29,259,686
118,639		BKW FMB Energie (2)	9,784,963
832,078		Credit Suisse (2)	44,516,335
74,643		Flughafen Zuerich (2)	21,770,133
355,191		Holcim Ltd (1)(2)	22,584,821
51,414		Logitech International (1)(2)	879,731
2,422,442		Nestle SA (2)	112,788,646

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	111

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Switzerland—Continued

830,047		Nobel Biocare (2)	$23,587,240
1,521,975		Novartis AG (2)	79,519,018
554,418		Roche Holding (2)	88,972,973
82,066		Sulzer AG (2)	6,412,340
27,541		Swatch Group (2)	6,430,939
18,800		Swiss Life (1)(2)	2,252,242
449,761		Swiss Reinsurance (2)	18,354,527
28,073		Swisscom AG (2)	10,161,836
43,161		Syngenta AG (2)	10,233,154
3,223,329		UBS AG (1)(2)	54,065,938
4,582,068		Xstrata PLC (1)(2)	65,915,482
77,014		Zurich Financial Services (2)	17,659,318

			625,149,322

		Australia—6.3%
7,024,761		Alumina Ltd (1)(2)	10,274,117
1,716,375		AMP Ltd (2)	8,999,739
3,210,335		Asciano Group (1)(2)	4,350,222
1,862,747		Australia & New Zealand Banking (2)	38,033,511
2,612,968		BHP Billiton (2)	82,051,199
4,040,906		BlueScope Steel (2)	10,655,414
357,815		Boral Ltd (2)	1,827,876
785,043		Commonwealth Bank of Australia (2)	36,277,228
2,192,805		CSR Ltd (2)	3,721,165
1,042,765		Fortescue Metals (1)(2)	3,499,217
1,687,053		Insurance Australia (2)	5,660,717
5,601,122		Macquarie Infrastructure (2)	7,231,033
16,640,560		Map Group (2)	42,762,061
1,415,022		Map Group (4)	3,669,623
1,746,832		National Australia Bank (2)(4)	46,058,939
2,159,855		Rio Tinto (2)(3)	120,400,739
2,010,124		Rio Tinto (2)	89,102,332
845,903		Suncorp-Metway Ltd (2)	6,606,802
443,614		Toll Holdings (2)	3,363,103
402,309		Wesfarmers Ltd (2)	9,950,302
1,545,742		Westpac Banking (2)	36,133,625

			570,628,964

		China—4.9%
4,148,000		Aluminum Corp of China - Class H (1)(2)	4,518,443

See Notes to Financial Statements

112	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		China—Continued

1,021,000		Angang Steel - Class H (2)(3)	$1,851,690
258,000		Anhui Conch Cement - Class H (2)	1,669,309
122,343,093		Bank of China - Class H (2)	69,907,414
19,320,089		Bank of Communications - Class H (2)	23,077,137
56,939,705		Beijing Capital International Airport - Class H (1)(2)(3)	38,280,152
3,649,000		China CITIC Bank - Class H (2)	2,721,735
4,708,000		China Coal Energy - Class H (2)	6,525,477
4,003,000		China Communications Construction - Class H (2)(3)	4,324,792
131,939,868		China Construction Bank - Class H (2)	113,345,339
1,464,500		China COSCO - Class H (2)(3)	1,790,852
969,000		China Dongxiang (2)	592,744
6,896,674		China Life Insurance - Class H (2)	31,788,659
4,889,500		China Merchants Bank - Class H (2)	12,546,481
770,000		China National Building Material - Class H (2)	1,655,467
24,066,000		China Petroleum & Chemical - Class H (2)	20,237,844
935,500		China Railway Construction - Class H (2)	1,235,398
1,490,500		China Shenhua Energy - Class H (2)	6,651,960
434,000		China Shipping Development - Class H (2)	613,741
15,632,000		China Telecom - Class H (2)	6,909,028
2,611,000		Foxconn International (1)(2)	2,312,252
808,000		Huaneng Power International - Class H (2)	517,655
94,322,670		Industrial & Commercial Bank of China - Class H (2)	75,022,525
1,532,484		PetroChina Co - Class H (2)	1,850,068
1,691,186		Ping An Insurance - Class H (2)	14,796,429
328,000		Shandong Weigao Group Medical Polmer - Class H (2)	1,143,982

			445,886,573

		Russia—4.5%
6,816,851		AvtoVAZ (1)(4)	3,451,372
247,110		AvtoVAZ Sponsored GDR (1)(4)	625,558
844,804		Evraz Group Sponsored GDR (1)(2)	20,427,740
113,656		Gazprom Neft Sponsored ADR (2)	2,919,362
1,714,000		Gazprom OAO Sponsored ADR (2)	40,925,937
60,770,048		IDGC Holding JSC (1)(2)	7,078,677
203,234		Inter Rao UES Sponsored GDR (1)(4)(5)	2,012,017
76,728		Kuzbassenergo OJSC Sponsored GDR (1)(4)(5)	224,717
999,460		LUKOIL OAO Sponsored ADR (2)	57,748,883
526,180		Mechel Sponsored ADR	9,029,249
2,129,581		MMC Norilsk Nickel Sponsored ADR (1)	28,110,469
115,121		Mobile TeleSystems Sponsored ADR	5,214,981

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	113

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Russia—Continued

361,275		Mosenergo OAO Sponsored GDR (1)(5)	$1,626,105
115,150		NovaTek OAO Sponsored GDR (2)	5,758,802
373,980		Novolipetsk Steel Sponsored GDR (1)(2)	9,693,092
253,650		Novorossiysk Sea Trade Port Sponsored GDR (2)	2,908,647
1,062,048		OGK1 OAO Sponsored GDR (1)(4)(5)	1,309,670
276,000		OGK2 OAO Sponsored GDR (1)(4)(5)	952,200
91,080,342		OGK3 OJSC (1)	4,918,338
453,744		OGK3 OJSC Sponsored GDR (1)(4)(5)	1,191,347
61,782,882		OGK4 OJSC (1)	3,150,927
321,816		OGK6 OAO Sponsored GDR (1)(4)(5)	902,832
100,000		Pharmstandard Sponsored GDR (1)(2)	1,619,182
55,200,000		RAO Energy System of East (1)(4)	430,560
8,257,943		Rosneft Oil Sponsored GDR (1)(2)	62,468,878
40,437,499		Sberbank (2)	88,397,505
622,895		Severstal Sponsored GDR (2)	4,484,592
60,900		Sistema JSFC Sponsored GDR (1)(2)	981,653
977,507		Sistema-Hals Sponsored GDR (1)(5)	1,586,761
421,728		TGK1 OAO Sponsored GDR (1)(4)(5)	975,105
17,664		TGK14 JSC Sponsored GDR (1)(4)(5)	58,087
71,208		TGK2 Sponsored GDR (1)(4)(5)	160,986
174,984		TGK4 Sponsored GDR (1)(4)(5)	284,713
185,472		TGK9 OAO Sponsored GDR (1)(4)(5)	432,019
256,168		Uralkali Sponsored GDR (1)(2)	5,739,883
277,330		Vimpel-Communications Sponsored ADR	4,972,527
184,368		Volga Territorial Generating Sponsored GDR (4)(5)	830,475
5,724,628		VTB Bank OJSC Sponsored GDR (2)	22,763,136
130,988		X 5 Retail Sponsored GDR (1)(2)	3,138,308
189,888		Yenisei Territorial Generating Sponsored GDR (1)(4)(5)	182,776

			409,688,068

		Netherlands—4.5%
2,849,184		AEGON NV (1)(2)	20,351,942
197,004		European Aeronautic Defence & Space (2)	3,700,882
171,117		Heineken Holding (2)	6,687,920
619,068		Heineken NV (2)	27,481,809
2,308,152		ING Groep Dutch Certificate (1)(2)	29,919,676
688,686		KKR & Company Guernsey (Unit) (1)(2)	6,115,661
131,723		Koninklijke Boskalis Westminster (2)	4,628,629
971,954		Koninklijke Philips Electronics (2)	24,496,862
3,034,015		Koninklijke (Royal) KPN (2)	55,148,376

See Notes to Financial Statements

114	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Netherlands—Continued

86,863		Randstad Holding (1)(2)	$3,311,836
1,458,150		Reed Elsevier (2)	17,059,468
3,204,235		Royal Dutch Shell - Class A (2)	95,375,854
2,005,000		Royal Dutch Shell - Class B (2)	58,331,670
344,700		SBM Offshore (2)	6,641,374
339,548		TNT NV (2)	9,019,373
1,331,488		Unilever NV Dutch Certificate (2)	41,112,914

			409,384,246

		Canada—4.1%
359,446		Agrium Inc	16,797,727
270,070		Bank of Montreal	12,550,784
552,132		Bank of Nova Scotia	23,193,440
2,606,016		Bombardier Inc-Class B	10,620,507
305,661		Canadian Imperial Bank of Commerce (3)	17,592,817
186,989		Canadian Oil Sands Trust (Unit)	5,065,298
119,684		Canadian Pacific Railway	5,210,898
680,985		EnCana Corp	37,930,839
121,407		Finning International	1,798,789
74,141		IGM Financial	2,653,301
439,880		Ivanhoe Mines (1)	4,761,419
527,825		Manulife Financial	9,946,943
98,726		National Bank of Canada	5,168,176
353,719		Nexen Inc	7,644,428
330,803		Potash Corp of Saskatchewan	30,988,981
201,520		Research In Motion (1)	11,835,270
883,018		Royal Bank of Canada (3)	44,921,450
104,179		Shoppers Drug Mart	4,157,682
54,790		Sun Life Financial	1,522,340
1,123,645		Suncor Energy	37,468,742
2,625,980		Talisman Energy	45,001,477
510,641		Teck Resources -Class B (1)	14,889,746
395,400		Toronto-Dominion Bank	22,640,431

			374,361,485

		Italy—3.4%
986,622		Assicurazioni Generali (2)	24,907,203
334,265		Atlantia SpA (2)	7,930,879
74,692		Autogrill SpA (1)(2)	842,417
3,612,478		Banca Monte dei Paschi di Siena (2)	6,866,783

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	115

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Italy—Continued

1,489,592		Banca Popolare di Milano (2)	$11,113,549
507,138		Banco Popolare (1)(2)	4,409,609
1,114,365		Buzzi Unicem (2)	18,726,365
1,239,452		Enel SpA (2)	7,408,218
2,025,579		Eni SpA (2)	50,349,831
553,372		Fiat SpA (1)(2)	8,239,190
259,181		Fondiaria-Sai SpA (2)	4,732,075
206,634		Geox SpA (2)	1,584,769
6,713,328		Intesa Sanpaolo (1)(2)	28,355,295
3,759,521		Intesa Sanpaolo (2)	12,276,272
543,845		Italcementi SpA (2)	7,847,215
418,658		Mediaset SpA (2)	2,731,492
1,079,589		Mediobanca SpA (2)	13,780,973
2,375,631		Parmalat SpA (2)	6,595,453
12,205,571		Telecom Italia (2)	19,435,963
22,122,744		UniCredit SpA (1)(2)	74,196,201

			312,329,752

		Spain—3.0%
12,414		Acciona SA (2)	1,521,432
2,375,363		Banco Bilbao Vizcaya Argentaria (2)	42,657,269
151,618		Banco Popular Espanol (2)	1,354,591
6,092,643		Banco Santander Brasil SA (2)	98,325,808
111,965		Cintra Concesiones de Infraestructuras de Transporte (2)	1,158,454
40,914		Fomento de Construcciones y Contratas (2)	1,667,080
41,717		Gamesa Corp Tecnologica (2)	765,902
137,971		Grupo Ferrovial (2)(3)	5,723,601
1,178,598		Iberdrola SA (2)	10,713,337
85,656		Inditex SA (2)(3)	5,040,907
405,401		Repsol YPF (2)	10,820,517
96,397		Sacyr Vallehermoso (1)(2)	1,456,880
3,438,809		Telefonica SA (2)	96,231,596

			277,437,374

		South Korea—2.2%
46,779		Doosan Heavy Industries and Construction (2)	2,532,524
146,523		Hana Financial (2)	4,371,844
432,500		Hynix Semiconductor (1)(2)	6,458,636
44,790		Hyundai Heavy Industries (2)	6,210,142
8,210		Hyundai Mobis (2)	1,071,811

See Notes to Financial Statements

116	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		South Korea—Continued

114,740		Hyundai Motor (2)	$10,412,666
732,002		KB Financial (1)(2)	35,479,300
75,900		LG Display (2)	1,829,181
50,840		LG Electronics (2)	4,720,478
51,154		NHN Corp (1)(2)	7,599,897
112,882		POSCO (2)	46,877,663
55,161		Samsung Electronics (2)	33,205,345
764,830		Shinhan Financial (1)(2)	29,238,944
12,202		Shinsegae Co (2)	5,299,230
30,498		SK Telecom (2)	4,662,479
209,500		Woori Finance (1)(2)	2,833,653

			202,803,793

		Czech Republic—1.7%
791,898		Komercni Banka (2)	157,363,799

		Hong Kong—1.7%
32,500		Beijing Enterprises (2)	193,624
3,972,000		China Mengniu Dairy (1)(2)	11,126,680
5,113,912		China Merchants Holdings International (2)	16,330,373
3,449,020		China Mobile (2)	32,296,168
1,181,619		China Resources Enterprise (2)	3,944,430
249,109		China Resources Power (2)	516,298
8,636,000		China Unicom (Hong Kong) (2)	11,056,777
5,146,000		CNPC Hong Kong (2)	5,347,001
3,938,000		Cosco Pacific (2)	5,484,270
20,566,000		Denway Motors (2)	9,753,868
1,298,282		Esprit Holdings (2)	8,507,222
59,064,471		GOME Electrical Appliances (1)	17,833,084
2,745,000		Hutchison Whampoa (2)	19,217,017
15,404,000		Lenovo Group (2)	8,658,077
2,864,505		Melco International Development (1)(2)(3)	1,561,628

			151,826,517

		Norway—1.6%
1,065,674		Dnb NOR (1)(2)	12,286,191
3,483,184		Norsk Hydro (1)(2)	22,851,703
2,706,864		Orkla ASA (2)	25,154,742
2,234,291		Statoil ASA (2)	53,245,923
2,172,084		Storebrand ASA (1)(2)	14,858,549
629,142		Telenor ASA (1)(2)	8,138,494

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	117

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Norway—Continued

341,064		Yara International (2)	$11,400,246

			147,935,848

		Mexico—1.5%
881,928		America Movil Sponsored ADR - Class L	38,919,482
3,117,286		Cemex Sponsored ADR (1)	32,357,429
1,422,426		Cemex (Unit) (1)	1,486,717
265,609		Fomento Economico Mexicano Sponsored ADR	11,503,526
627,622		Grupo Cementos de Chihuahua (1)	1,708,673
3,223,295		Grupo Financiero Banorte	10,611,681
2,627,780		Grupo Modelo - Class C (1)	12,224,648
554,907		Grupo Televisa	2,126,341
1,231,024		Grupo Televisa Sponsored ADR	23,832,625

			134,771,122

		Poland—1.2%
30,890		Bank Handlowy w Warszawie (1)(2)	677,613
755,696		Bank Pekao (1)(2)	40,333,094
141,649		Bank Zachodni WBK SA (1)(2)	7,548,938
3,628,281		PKO Bank Polski (2)	42,897,597
1,579,176		PKO Bank Polski (1)(4)	19,006,749

			110,463,991

		Hungary—1.0%
1,195,669		Magyar Telekom Telecommunications (2)	5,172,308
2,945,812		OTP Bank (1)(2)	82,021,152

			87,193,460

		Sweden—0.9%
469,662		Atlas Copco - Class A (2)	6,453,815
80,168		Autoliv Inc (2)	2,804,026
74,098		Hennes & Mauritz - Class B (2)	4,275,102
287,071		Husqvarna AB - Class B (1)(2)	1,843,969
1,114,232		Sandvik AB (2)	12,629,924
390,548		Skandinaviska Enskilda Banken - Class A (1)(2)	2,446,548
258,563		SKF AB - Class B (2)	4,188,865
1,162,763		Svenska Cellulosa - Class B (2)	16,248,847
1,258,242		Swedbank AB - Class A (1)(2)	11,188,274
202,341		Swedish Match (2)	4,220,163
578,964		TeliaSonera AB (2)	3,890,830

See Notes to Financial Statements

118	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Sweden—Continued

1,228,072		Volvo AB - Class B (2)	$11,883,160

			82,073,523

		Finland—0.9%
341,339		Fortum Oyj (2)	8,097,798
259,614		Kesko Oyj-Class B (2)	8,663,804
100,095		Metso Oyj (2)	2,799,649
610,184		Neste Oil (2)	10,819,823
1,580,500		Nokia Oyj (2)	19,995,062
83,169		Nokian Renkaat (2)	1,778,742
431,016		Orion Oyj - Class B (2)	8,212,536
142,074		Outokumpu Oyj (2)	2,347,256
103,303		Rautaruukki Oyj (2)	2,110,034
1,400,583		Stora Enso - Class R (1)(2)	10,658,422
181,695		UPM-Kymmene Oyj (2)	2,191,613

			77,674,739

		Austria—0.8%
14,267		Andritz AG (2)	787,957
242,947		Erste Group Bank (2)(3)	9,787,245
37,259		Flughafen Wien (2)	1,876,710
771,168		OMV AG (2)	31,953,170
71,059		Raiffeisen International Bank (2)(3)	4,179,132
314,309		Telekom Austria (2)	5,159,878
258,190		Voestalpine AG (2)	8,822,973
335,721		Wienerberger AG (1)(2)	6,065,324

			68,632,389

		Belgium—0.7%
249,760		Anheuser-Busch InBev (2)	11,768,004
67,243		Belgacom SA (2)	2,528,645
666,359		Dexia SA (1)(2)	5,558,588
5,069,531		Fortis (1)(2)	21,973,117
411,452		KBC Groep (1)(2)	17,613,265
55,454		UCB SA (2)	2,376,416
164,154		Umicore (2)	4,998,987

			66,817,022

		Greece—0.6%
1,143,846		Alpha Bank (1)(2)	21,903,477
214,870		Coca Cola Hellenic Bottling (2)	5,613,675

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	119

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Greece—Continued

626,013		Hellenic Telecommunications Organization (2)	$10,503,629
525,903		National Bank of Greece (1)(2)	19,147,141

			57,167,922

		Ireland—0.6%
1,954,651		Allied Irish Banks (1)(2)	5,372,780
6,326,505		Bank of Ireland (1)(2)	15,860,765
1,399,192		CRH PLC (2)	34,206,352

			55,439,897

		Denmark—0.6%
5,202		ALK-Abello A/S (2)	441,492
1,209		AP Moller-Maersk - Class B (2)	8,233,889
36,553		Carlsberg A/S - Class B (2)	2,561,892
356,110		Danske Bank (1)(2)	8,236,819
232,462		DSV A/S (1)(2)	3,609,541
77,149		FLSmidth & Co (2)	4,071,728
370,271		Novo Nordisk - Class B (2)	23,086,939
54,957		Vestas Wind Systems (1)(2)	3,880,488

			54,122,788

		Multinational—0.5%
1,047,749		ArcelorMittal (2)(3)	35,170,823
216,288		Central European Media Enterprises - Class A (1)	5,437,480
208,471		Tenaris SA (2)	3,723,121

			44,331,424

		South Africa—0.4%
2,589,157		FirstRand Ltd (2)	5,792,471
574,328		Impala Platinum (2)	12,512,148
300,385		Lonmin PLC (1)(2)	7,184,756
231,989		Sasol Ltd (2)	8,671,648

			34,161,023

		Romania—0.3%
1,168,771		BRD - Groupe Societe Generale (2)	4,859,342
305,148,699		SNP Petrom (1)(2)	26,732,382

			31,591,724

		Lebanon—0.2%
797,891		SOLIDERE Sponsored GDR (5)	21,024,428

See Notes to Financial Statements

120	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Turkmenistan—0.2%
2,983,469		Dragon Oil (1)(2)	$20,128,692

		Brazil—0.2%
120,902		Banco do Brasil	1,954,357
183,141		BRF - Brasil Foods (1)	4,481,059
391,623		Cia Siderurgica Nacional	13,082,899

			19,518,315

		India—0.2%
433,261		ICICI Bank (2)	7,168,949
84,388		Larsen & Toubro (2)	2,764,075
12,500		Reliance Industries (2)	505,817
109,100		State Bank of India (2)	5,001,254

			15,440,095

		Portugal—0.2%
1,298,603		Banco Comercial Portugues (2)	1,852,982
1,987,950		Energias de Portugal (2)	8,803,253
276,331		Galp Energia SGPS - Class B (2)	4,661,277

			15,317,512

		Ukraine—0.2%
89,341,591		Raiffeisen Bank Aval (1)	3,022,359
39,541		Ukrnafta (1)	834,806
26,941		Ukrnafta Sponsored ADR (1)	3,325,097
13,114,606		Ukrsotsbank JSCB (1)	582,908
92,477,349		UkrTelecom (1)	5,491,895
627,195		UkrTelecom Sponsored GDR (1)	1,730,489

			14,987,554

		Cyprus—0.1%
1,312,739		Bank of Cyprus Public (2)	10,307,505

		Indonesia—0.1%
10,087,255		Telekomunikasi Indonesia Tbk (2)	8,736,543

		Turkey—0.1%
1,339,519		Turkiye Is Bankasi - Class C (2)	5,045,654

		TOTAL COMMON STOCKS (Cost $7,354,835,258)	8,259,540,672

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	121

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
EQUITY LINKED NOTES—3.9%
		Taiwan—3.0%
1,949,146		ACER Inc, Issued by CLSA, Expires 01/04/2011 (5)	$4,677,950
4,625,000		Advanced Semiconductor Engineering, Issued by Citigroup, Expires 01/17/2012 (5)	3,695,375
2,240,519		Asia Cement, Issued by Deutsche Bank AG London, Expires 09/26/2017 (5)	2,390,410
10,676,121		Asustek Computer, Issued by Merrill Lynch International, Expires 03/22/2011	20,013,456
1,747,000		Asustek Computer, Issued by Merrill Lynch International, Expires 10/20/2014 (5)	3,274,926
8,137,189		AU Optronics, Issued by CLSA, Expires 06/11/2012 (5)	7,323,470
29,103,000		Cathay Financial, Issued by Citigroup, Expires 01/17/2012 (1)(5)	50,872,044
9,011,370		China Steel, Issued by Merrill Lynch International, Expires 08/08/2011 (5)	8,113,838
47,721,070		Chinatrust Financial, Issued by Citigroup, Expires 01/17/2012 (5)	29,157,574
1,656,000		Chunghwa Telecom, Issued by Deutsche Bank AG London, Expires 01/11/2018 (5)	2,932,610
245,700		Chunghwa Telecom, Issued by Merrill Lynch International, Expires 06/07/2010	434,914
1,543,000		Compal Electronics, Issued by Merrill Lynch International, Expires 10/20/2014 (5)	1,970,257
1,633,000		Delta Electronics, Issued by Merrill Lynch International, Expires 05/05/2011 (5)	4,606,856
15,904,000		First Financial, Issued by Citigroup, Expires 01/20/2010	9,335,648
622,000		Foxconn Technology, Issued by Deutsche Bank AG London, Expires 08/20/2018 (5)	2,113,183
1,617,000		Fubon Financial, Issued by Deutsch Bank AG London, Expires 03/13/2017 (1)	1,834,486
8,653,968		Hon Hai Precision Industry, Issued by Deutsche Bank AG London, Expires 08/06/2018 (5)	34,589,045
470,000		MediaTek Inc, Issued by Deutsche Bank AG London, Expires 01/30/2017 (5)	6,719,449
15,141,000		Shin Kong Financial, Issued by Citigroup, Expires 01/17/2012 (1)(5)	6,298,656
6,558,147		Siliconware Precision Industries, Issued by CLSA, Expires 04/02/2013 (5)	8,919,080
20,769,000		SinoPac Financial, Issued by Citigroup, Expires 01/17/2012 (1)(5)	7,809,144

See Notes to Financial Statements

122	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
EQUITY LINKED NOTES—Continued
		Taiwan—Continued

1,574,000		Taiwan Fertilizer, Issued by Deutsche Bank AG London, Expires 01/19/2017 (5)	$4,984,543
22,984,705		Taiwan Semiconductor Manufacturing, Issued by Deutsche Bank AG London, Expires 01/19/2017	42,399,885
4,344,000		Uni-President Enterprises, Issued by Citigroup, Expires 01/17/2012 (5)	4,882,656
11,171,714		United Microelectronics, Issued by CLSA, Expires 09/13/2011 (1)(5)	5,585,857
8,098,246		United Microelectronics, Issued by Merrill Lynch International, Expires 08/16/2011 (1)(5)	4,031,307

			278,966,619

		India—0.9%
36,238		Bharat Heavy Electricals, Issued by CLSA, Expires 07/20/2010 (5)	1,711,158
482,347		Bharti Airtel, Issued by CLSA, Expires 05/31/2010 (5)	3,007,337
1,098,462		Bharti Airtel, Issued by Merrill Lynch International, Expires 06/29/2012 (5)	6,834,521
80,710		Housing Development Finance, Issued by CLSA, Expires 05/20/2010 (1)(5)	4,568,186
114,937		ICICI Bank, Issued by Citigroup, Expires 10/24/2012 (5)	1,928,298
718,084		ICICI Bank, Issued by CLSA, Expires 05/10/2010 (5)	12,089,878
145,926		Larsen & Toubro, Issued by CLSA, Expires 04/11/2010 (5)	4,871,010
884,019		Reliance Communications, Issued by Citigroup, Expires 10/24/2012	3,298,275
352,095		Reliance Industries, Issued by CLSA, Expires 05/17/2010 (5)	14,477,766
380,236		State Bank of India, Issued by Citigroup, Expires 10/24/2012 (5)	17,674,890
59,050		State Bank of India, Issued by CLSA, Expires 05/13/2010 (5)	2,754,849
489,255		Tata Steel, Issued by Citigroup, Expires 10/24/2012 (1)(5)	4,894,507

			78,110,675

		TOTAL EQUITY LINKED NOTES (Cost $346,077,935)	357,077,294

PREFERRED STOCKS—1.5%
		Brazil—1.3%
354,011		Banco Bradesco	7,010,641
1,389,456		Gerdau SA	20,939,571
374,461		Itau Unibanco	7,188,175

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	123

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
PREFERRED STOCKS—Continued
		Brazil—Continued

694,326		Net Servicos de Comunicacao (1)	$8,752,928
1,657,800		Petroleo Brasileiro	33,286,143
724,965		Usinas Siderurgicas de Minas Gerais - Class A	19,109,183
1,073,855		Vale SA - Class A	24,275,036

			120,561,677

		Germany—0.2%
100,654		Henkel AG (2)	4,576,734
82,352		Porsche Automobil (2)	6,315,263
72,816		Volkswagen AG (2)	7,263,868

			18,155,865

		Russia—0.0%
1,885		Silvinit	652,210

		Philippines—0.0%
8,687,023		Ayala Land (4)(6)	18,244

		TOTAL PREFERRED STOCKS (Cost $119,295,441)	139,387,996

RIGHTS—0.0%
		Italy—0.0%
310,849		Mediobanca SpA (1)(4)	—

		France—0.0%
9		BNP Paribas (2)	—

		TOTAL RIGHTS (Cost $ —)	—

Face
Value	Currency
SHORT-TERM INVESTMENT COLLATERAL FROM SECURITY LENDING—0.7%
		United States—0.7%
		US Treasury Bill
66,327,929	USD	0.010% due 11/19/2009-10/21/2010	66,327,929

See Notes to Financial Statements

124	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio International Equity Fund II

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
REPURCHASE AGREEMENT—3.4%
			United States—3.4%
312,203,251	USD		State Street Bank and Trust Company Repurchase Agreement, dated 10/30/2009, due 11/02/2009, with a maturity value of $312,203,513 and an effective yield of 0.01%, collateralized by U.S. Government Agency and Obligations, with rates ranging from 0.109%-6.500%, maturities ranging from 03/11/2010-12/15/2017, and an aggregate fair market value of $318,464,791. (Cost $312,203,251)	$312,203,251

TIME DEPOSIT—0.0%
			United States—0.0%
			State Street Euro Dollar Time Deposit
1,141,000	USD		0.010% due 11/02/2009 (Cost $1,141,000)	1,141,000

			TOTAL INVESTMENTS—100.0% (Cost $8,199,880,814)	9,135,678,142
			OTHER ASSETS AND LIABILITIES—0.0%	(4,183,506)

			TOTAL NET ASSETS—100.0%	$9,131,494,636

Notes to the Portfolio of Investments.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
(1)	Non-income producing security.
(2)	Security valued at fair value utilizing fair value model in accordance with valuation policies approved by the Board of Trustees.
(3)	All or portion of this security was on loan to brokers at October 31, 2009.
(4)	Illiquid security.
(5)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(6)	Security valued at fair value as determined by the policies approved by the Board of Trustees.
Aggregate cost for federal income tax purposes was $8,641,991,965.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	125

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2009

Artio International Equity Fund II

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/10/09	UBS AG	AUD	61,979,491	55,808,461	52,474,316	$3,334,145
12/16/09	Credit Suisse London Branch	AUD	72,023,737	64,813,436	62,399,835	2,413,601
11/04/09	JPMorgan Chase Bank N.A	BRL	301,936,239	173,014,491	168,434,682	4,579,809
11/04/09	State Street Bank and Trust Company	BRL	13,599,221	7,792,581	7,797,719	(5,138)
12/16/09	Credit Suisse London Branch	CAD	22,462,331	20,852,547	21,753,692	(901,145)
12/16/09	Deutsche Bank AG London	CAD	359,721,994	333,942,164	334,231,805	(289,641)
12/16/09	Credit Suisse London Branch	CHF	28,545,067	27,876,510	27,876,042	468
11/03/09	Credit Suisse London Branch	CZK	153,262,003	8,526,611	7,261,537	1,265,074
11/03/09	UBS AG	CZK	5,866,069,026	326,354,152	312,002,397	14,351,755
12/16/09	Credit Suisse London Branch	EUR	54,404,997	80,261,487	80,747,727	(486,240)
12/16/09	Credit Suisse London Branch	GBP	50,724,978	83,591,567	82,709,419	882,148
12/16/09	Deutsche Bank AG London	GBP	140,393,327	231,359,356	223,132,978	8,226,378
11/27/09	Credit Suisse London Branch	INR	4,106,987,394	87,308,869	87,865,033	(556,164)
12/16/09	Credit Suisse London Branch	JPY	9,763,098,839	107,879,997	108,091,745	(211,748)
01/04/10	JPMorgan Chase Bank N.A	JPY	17,075,121,070	188,701,018	189,092,210	(391,192)
11/30/09	JPMorgan Chase Bank N.A	KRW	133,372,073,783	112,773,441	111,786,165	987,276
12/16/09	Credit Suisse London Branch	MXN	427,768,135	32,334,264	31,651,360	682,904
12/16/09	Credit Suisse London Branch	NOK	568,253,935	99,567,107	96,591,521	2,975,586
11/19/09	UBS AG	PLN	221,530,690	76,747,572	81,954,724	(5,207,152)

See Notes to Financial Statements

126	Artio Global Funds ï 2009 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2009

Artio International Equity Fund II

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/16/09	Credit Suisse London Branch	PLN	74,218,593	25,662,723	25,780,286	$(117,563)
12/16/09	UBS AG	PLN	47,646,409	16,474,802	16,707,714	(232,912)
12/16/09	Deutsche Bank AG London	SEK	34,985,333	4,961,428	4,983,158	(21,730)
11/09/09	Credit Suisse London Branch	TWD	1,742,647,150	53,617,438	54,686,724	(1,069,286)
12/17/09	Credit Suisse London Branch	ZAR	666,839,367	84,501,501	86,607,500	(2,105,999)

Net unrealized appreciation on forward foreign exchange contracts to buy						$28,103,234

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/10/09	UBS AG	AUD	61,979,491	55,808,461	56,565,582	$757,121
12/16/09	Credit Suisse London Branch	AUD	72,023,737	64,813,436	65,979,701	1,166,265
11/04/09	JPMorgan Chase Bank N.A	BRL	301,936,239	173,014,491	174,572,209	1,557,718
11/04/09	State Street Bank and Trust Company	BRL	13,599,221	7,792,581	7,800,850	8,270
12/16/09	Deutsche Bank AG London	CAD	194,162,587	180,247,735	183,110,176	2,862,441
12/16/09	Credit Suisse London Branch	CHF	28,545,067	27,876,510	27,793,966	(82,544)
11/03/09	Credit Suisse London Branch	CZK	153,262,003	8,526,611	8,036,811	(489,800)
11/03/09	UBS AG	CZK	5,866,069,027	326,354,152	312,361,980	(13,992,172)
12/16/09	Goldman Sachs & Co	CZK	307,526,698	17,090,920	17,081,021	(9,899)
12/16/09	UBS AG	CZK	1,816,457,277	100,950,345	101,302,620	352,275
12/16/09	Credit Suisse London Branch	EUR	409,828,906	604,603,969	602,841,303	(1,762,666)

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	127

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2009

Artio International Equity Fund II

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/16/09	UBS AG	EUR	131,064,876	193,354,698	194,083,971	$729,273
12/16/09	Credit Suisse London Branch	GBP	4,060,232	6,691,006	6,505,669	(185,337)
12/16/09	Deutsche Bank AG London	GBP	24,262,842	39,983,634	39,677,837	(305,797)
12/16/09	Deutsche Bank AG London	HUF	1,645,482,812	8,787,578	8,676,419	(111,159)
11/27/09	Credit Suisse London Branch	INR	4,106,987,400	87,308,870	86,485,912	(822,958)
12/16/09	Credit Suisse London Branch	JPY	4,605,907,131	50,894,215	50,316,470	(577,745)
01/04/10	JPMorgan Chase Bank N.A	JPY	3,924,267,470	43,367,966	43,200,873	(167,093)
11/30/09	JPMorgan Chase Bank N.A	KRW	133,372,073,783	112,773,441	110,964,003	(1,809,438)
12/16/09	Credit Suisse London Branch	MXN	427,768,135	32,334,265	32,181,391	(152,874)
12/16/09	Credit Suisse London Branch	NOK	568,253,935	99,567,106	99,150,763	(416,343)
12/16/09	Goldman Sachs & Co	NOK	162,833,420	28,530,999	28,456,685	(74,314)
11/19/09	UBS AG	PLN	221,530,690	76,747,572	70,571,275	(6,176,297)
12/16/09	Credit Suisse London Branch	PLN	74,218,593	25,662,723	25,721,559	58,836
12/16/09	UBS AG	PLN	47,646,409	16,474,802	16,357,597	(117,205)
12/16/09	Deutsche Bank AG London	SEK	34,985,333	4,961,429	5,085,609	124,180
12/16/09	Goldman Sachs & Co	SEK	333,734,765	47,328,440	47,439,199	110,759
11/09/09	Credit Suisse London Branch	TWD	1,742,647,150	53,617,437	53,480,041	(137,396)
12/17/09	Credit Suisse London Branch	ZAR	666,839,367	84,501,500	86,893,766	2,392,266

Net unrealized depreciation on forward foreign exchange contracts to sell						$(17,271,633)

See Notes to Financial Statements

128	Artio Global Funds ï 2009 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2009

Artio International Equity Fund II

Glossary of Currencies

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	129

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)	October 31, 2009

Artio International Equity Fund II

At October 31, 2009, sector diversification of the Fund’s investments were as follows:

	% of Net	Fair Market
	Assets	Value (Note 2)
INDUSTRY SECTOR
Financials	32.5%	$2,971,205,758
Materials	12.4	1,129,869,593
Energy	10.6	969,566,916
Industrials	10.4	951,544,060
Consumer Discretionary	7.0	636,466,437
Telecommunication Services	6.0	547,103,415
Consumer Staples	5.9	539,041,326
Healthcare	5.1	464,575,767
Information Technology	3.9	356,416,832
Utilities	2.1	190,215,858
Short-term Investments	4.1	379,672,180

Total Investments	100.0	9,135,678,142
Other Assets and Liabilities (Net)	(0.0)	(4,183,506)

Net Assets	100.0%	$9,131,494,636

See Notes to Financial Statements

130	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—35.5%
			United States—24.6%
			Abbott Laboratories
3,130,000	USD		5.600% due 11/30/2017 (1)	$3,437,385

			Allstate Life Global Funding Trusts
2,110,000	USD		5.375% due 04/30/2013	2,267,233

			American Express Bank FSB
5,140,000	USD		5.550% due 10/17/2012	5,490,671

			American Honda Finance
5,170,000	USD		4.625% due 04/02/2013 (2)	5,297,787

			Amgen Inc
3,130,000	USD		5.700% due 02/01/2019 (1)	3,429,788

			Anheuser-Busch Cos
4,160,000	USD		7.500% due 03/15/2012 (1)	4,645,397

			Anheuser-Busch InBev Worldwide
4,440,000	USD		8.200% due 01/15/2039 (1)(2)	5,619,939

			AT&T Inc
3,630,000	USD		4.950% due 01/15/2013 (1)	3,876,822
7,780,000	USD		5.500% due 02/01/2018 (1)	8,180,546

				12,057,368

			Bank of America
6,890,000	USD		5.375% due 09/11/2012	7,332,979

			Bank of New York Mellon
8,220,000	USD		4.950% due 11/01/2012	8,911,450

			Bottling Group
2,330,000	USD		5.500% due 04/01/2016 (1)	2,549,246

			Cargill Inc
5,000,000	USD		4.375% due 06/01/2013 (1)(2)	5,206,700

			Carolina Power & Light
2,464,000	USD		6.125% due 09/15/2033 (1)	2,733,350

			Caterpillar Financial Services
5,330,000	USD		6.200% due 09/30/2013	5,944,608

			Charles Schwab
5,600,000	USD		4.950% due 06/01/2014	5,973,078

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	131

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			Chevron Corp
3,850,000	USD		4.950% due 03/03/2019 (1)	$4,133,834

			Cintas Corp
3,560,000	USD		6.000% due 06/01/2012 (1)	3,880,574

			Cisco Systems
7,520,000	USD		4.950% due 02/15/2019 (1)	7,928,607

			Citigroup Inc
7,270,000	USD		5.300% due 10/17/2012	7,625,787
3,620,000	USD		6.375% due 08/12/2014	3,844,313

				11,470,100

			Clorox Co
3,730,000	USD		5.000% due 03/01/2013 (1)	3,959,104

			CME Group
2,900,000	USD		5.400% due 08/01/2013 (1)	3,143,542

			Coca-Cola Co
6,000,000	USD		5.350% due 11/15/2017 (1)	6,532,248

			Coca-Cola Enterprises
3,600,000	USD		4.250% due 03/01/2015 (1)	3,812,238

			Comcast Corp
5,330,000	USD		6.950% due 08/15/2037 (1)	5,832,491

			ConocoPhillips
4,440,000	USD		4.400% due 05/15/2013 (1)	4,729,626
3,650,000	USD		5.750% due 02/01/2019 (1)	4,001,703

				8,731,329

			Consolidated Edison
3,630,000	USD		4.875% due 02/01/2013 (1)	3,857,659
2,400,000	USD		5.500% due 09/15/2016 (1)	2,552,321
8,250,000	USD		5.850% due 04/01/2018 (1)	8,951,827

				15,361,807

			Dell Inc
1,790,000	USD		3.375% due 06/15/2012 (1)	1,856,051

			Express Scripts
2,990,000	USD		5.250% due 06/15/2012 (1)	3,187,104

See Notes to Financial Statements

132	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			Florida Power
2,540,000	USD		4.800% due 03/01/2013 (1)	$2,703,116

			Florida Power & Light
5,620,000	USD		5.960% due 04/01/2039 (1)	6,204,227

			General Electric
8,940,000	USD		5.000% due 02/01/2013	9,527,027

			General Electric Capital
1,800,000	USD		6.000% due 08/07/2019	1,895,461

			Goldman Sachs Group
9,010,000	USD		6.600% due 01/15/2012	9,816,891

			Harley-Davidson Funding
8,180,000	USD		5.250% due 12/15/2012 (1)(2)	8,211,174

			Hasbro Inc
6,080,000	USD		6.125% due 05/15/2014 (1)	6,685,744

			Heinz (H.J.) Co
5,770,000	USD		5.350% due 07/15/2013 (1)	6,237,428

			ING Security Life Institutional Funding
6,780,000	USD		4.250% due 01/15/2010 (2)	6,731,455

			Ingersoll-Rand Global Holding
3,960,000	USD		9.500% due 04/15/2014 (1)	4,756,023

			International Business Machines
3,320,000	USD		8.000% due 10/15/2038 (1)	4,548,729

			John Deere Capital
12,190,000	USD		4.900% due 09/09/2013	13,138,028

			Kraft Foods
5,400,000	USD		6.125% due 02/01/2018	5,732,710

			Merck & Co
3,400,000	USD		4.000% due 06/30/2015 (1)	3,567,552

			Merna Reinsurance, Series B
2,700,000	USD		2.033% due 07/07/2010 (2)(3)	2,652,750

			MetLife Inc
3,650,000	USD		6.750% due 06/01/2016 (1)	4,087,069

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	133

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			Metropolitan Life Global Funding I
3,730,000	USD		5.125% due 04/10/2013 (2)	$3,952,868

			Morgan Stanley
8,650,000	USD		6.000% due 05/13/2014	9,294,659
1,840,000	USD		6.000% due 04/28/2015	1,971,159

				11,265,818

			National Rural Utilities Cooperative Finance
6,130,000	USD		7.250% due 03/01/2012 (1)	6,815,064

			NYSE Euronext
1,740,000	USD		4.800% due 06/28/2013	1,842,879

			PACCAR Inc
6,100,000	USD		6.875% due 02/15/2014 (1)	6,972,672

			Pfizer Inc
3,330,000	USD		5.350% due 03/15/2015 (1)	3,681,025

			PNC Funding
1,610,000	USD		5.250% due 11/15/2015	1,652,222

			Procter & Gamble Co
7,370,000	USD		4.700% due 02/15/2019 (1)	7,668,802

			Roche Holdings
7,800,000	USD		5.000% due 03/01/2014 (1)(2)	8,456,042

			Sempra Energy
7,390,000	USD		6.500% due 06/01/2016 (1)	8,127,130

			South Carolina Electric & Gas
3,940,000	USD		6.500% due 11/01/2018	4,575,333

			SYSCO Corp
5,290,000	USD		5.250% due 02/12/2018 (1)	5,652,360

			TIAA Global Markets
5,040,000	USD		4.950% due 07/15/2013 (1)(2)	5,337,970

			Time Warner
3,700,000	USD		0.684% due 11/13/2009 (3)	3,700,392

			Time Warner Cable
7,100,000	USD		6.750% due 07/01/2018 (1)	7,829,106

See Notes to Financial Statements

134	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			United Parcel Service
3,540,000	USD		6.200% due 01/15/2038 (1)	$4,006,087

			UnitedHealth Group
3,360,000	USD		5.375% due 03/15/2016 (1)	3,439,763
5,190,000	USD		6.875% due 02/15/2038 (1)	5,570,240

				9,010,003

			Wal-Mart Stores
5,620,000	USD		6.500% due 08/15/2037	6,526,169

			Wells Fargo
10,980,000	USD		5.250% due 10/23/2012	11,754,299

			Williams Cos
1,840,000	USD		8.750% due 01/15/2020 (1)	2,112,664

			Wyeth
2,850,000	USD		5.500% due 02/01/2014 (1)	3,126,299

			Yum! Brands Inc
3,835,000	USD		6.250% due 04/15/2016 (1)	4,179,609

				385,466,205

			United Kingdom—3.1%
			Anglo American Capital PLC
4,769,000	USD		9.375% due 04/08/2014 (1)(2)	5,575,061

			Barclays Bank PLC
7,280,000	USD		5.450% due 09/12/2012	7,884,567

			BP Capital Markets PLC
7,760,000	USD		3.625% due 05/08/2014 (1)	8,046,251

			Diageo Capital
9,400,000	USD		5.125% due 01/30/2012 (1)	10,030,054

			Vodafone Group
7,750,000	USD		5.000% due 09/15/2015 (1)	8,207,653

			Westpac Securities NZ Ltd
3,820,000	USD		2.500% due 05/25/2012 (2)	3,889,902

			WPP Finance UK
4,105,000	USD		8.000% due 09/15/2014 (1)	4,558,771

				48,192,259

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	135

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued

			Canada—1.7%
			Barrick Gold
4,200,000	USD		6.950% due 04/01/2019 (1)	$4,802,700

			Encana Corp
5,490,000	USD		6.500% due 05/15/2019 (1)	6,109,503

			Husky Energy
6,260,000	USD		5.900% due 06/15/2014 (1)	6,807,393

			Potash Corp of Saskatchewan
2,990,000	USD		4.875% due 03/01/2013 (1)	3,169,541

			TransCanada Pipelines
4,020,000	USD		4.000% due 06/15/2013 (1)	4,103,455
1,710,000	USD		7.625% due 01/15/2039 (1)	2,189,737

				6,293,192

				27,182,329

			Supranational—1.6%
			Inter-American Development Bank
10,550,000	USD		3.875% due 09/17/2019	10,591,250

			International Bank for Reconstruction & Development
16,670,000	AUD		5.500% due 10/21/2014	14,667,312

				25,258,562

			Netherlands—0.8%
			Koninklijke Philips Electronics NV
6,920,000	USD		6.875% due 03/11/2038 (1)	8,098,483

			Shell International Finance BV
4,450,000	USD		6.375% due 12/15/2038 (1)	5,184,183

				13,282,666

			Australia—0.8%
			BHP Billiton Finance USA
6,560,000	USD		5.400% due 03/29/2017	7,080,562

			Rio Tinto Finance
5,240,000	USD		5.875% due 07/15/2013 (1)	5,651,927

				12,732,489

See Notes to Financial Statements

136	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued

			Brazil—0.7%
			Petrobras International Finance
4,300,000	USD		5.875% due 03/01/2018 (1)	$4,382,560
7,170,000	USD		6.875% due 01/20/2040 (1)	7,198,680

				11,581,240

			France—0.5%
			AXA SA
5,410,000	USD		8.600% due 12/15/2030	6,128,275

			Lafarge SA
2,455,000	USD		7.125% due 07/15/2036 (1)	2,476,351

				8,604,626

			Germany—0.5%
			Deutsche Telekom International Finance BV
7,490,000	USD		4.875% due 07/08/2014 (1)	7,909,290

			Switzerland—0.5%
			Credit Suisse New York
7,250,000	USD		3.450% due 07/02/2012	7,491,425

			Hong Kong—0.4%
			Hutchison Whampoa International
5,700,000	USD		5.750% due 09/11/2019 (2)	5,788,624

			Finland—0.3%
			Nokia Corp
4,440,000	USD		5.375% due 05/15/2019 (1)	4,593,851

			TOTAL CORPORATE BONDS (Cost $526,133,605)	558,083,566

U.S. GOVERNMENT AND AGENCY OBLIGATIONS—26.2%
			Federal Home Loan Mortgage Corporation
104,722,276	USD		6.500% due 05/01/2022-12/01/2038	112,460,601
1,141,471	USD		4.496% due 09/01/2035 (3)	1,165,972
1,514,424	USD		4.517% due 04/01/2036 (3)	1,548,335
4,933,509	USD		5.146% due 02/01/2037 (3)	5,174,195

				120,349,103

			Federal Home Loan Mortgage Corporation TBA
29,700,000	USD		4.500% due 11/01/2039	30,024,859

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	137

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—Continued

			Federal National Mortgage Association Corporation
2,204,623	USD		4.047% due 11/01/2035 (3)	$2,235,585
1,732,612	USD		5.576% due 02/01/2036 (3)	1,824,235
48,210,572	USD		6.000% due 06/01/2036-02/01/2038	51,335,781
12,233,645	USD		5.000% due 12/01/2036-01/01/2038	12,704,014
15,933,273	USD		5.500% due 03/01/2037-02/01/2038	16,800,261
10,446,624	USD		5.735% due 06/01/2037 (3)	11,028,102
9,736,303	USD		5.796% due 12/01/2037 (3)	10,282,835

				106,210,813

			Federal National Mortgage Association Corporation TBA
45,360,000	USD		4.500% due 11/01/2024-11/01/2039	46,290,899

			Government National Mortgage Association
48,629,451	USD		6.000% due 07/15/2034-09/15/2038	51,745,324

			U.S. Treasury Bonds
4,280,000	USD		3.500% due 02/15/2039	3,753,029
17,150,000	USD		4.250% due 05/15/2039	17,195,568

				20,948,597

			U.S. Treasury Inflation Indexed Bonds
7,779,784	USD		2.500% due 01/15/2029	8,391,228
8,795,224	USD		3.875% due 04/15/2029	11,363,016

				19,754,244

			U.S. Treasury Inflation Indexed Note
14,796,648	USD		1.875% due 07/15/2019	15,480,993

			TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $395,030,029)	410,804,832

ASSET BACKED SECURITIES—24.2%
			United States—24.2%
			BA Credit Card Trust Series 2008-A9, Class A9
9,000,000	USD		4.070% due 07/16/2012 (1)	9,090,244

			Banc of America Alternative Loan Trust Series 2004-10, Class 2CB1
1,535,027	USD		6.000% due 11/25/2034 (1)	1,402,626

See Notes to Financial Statements

138	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
ASSET BACKED SECURITIES—Continued
			United States—Continued

			Banc of America Commercial Mortgage
			Series 2002-2, Class A3
2,000,000	USD		5.118% due 07/11/2043 (1)	$2,089,441
			Series 2006-2, Class A4
10,270,000	USD		5.928% due 05/10/2045 (1)(3)	10,243,559
			Series 2006-5, Class A4
3,600,000	USD		5.414% due 09/10/2047 (1)	3,449,004

				15,782,004

			Bear Stearns Commercial Mortgage Securities
			Series 2001-TOP4, Class A3
3,400,000	USD		5.610% due 11/15/2033 (1)	3,541,750
			Series 2006-PW12, Class A4
2,855,000	USD		5.903% due 09/11/2038 (1)(3)	2,914,210
			Series 2006-PW14, Class A4
3,205,000	USD		5.201% due 12/11/2038 (1)	3,050,750
			Series 2006-PW11, Class A4
11,140,000	USD		5.622% due 03/11/2039 (1)(3)	11,124,795
			Series 2005-PWR8, Class A4
13,100,000	USD		4.674% due 06/11/2041 (1)	12,946,068

				33,577,573

			BMW Vehicle Lease Trust Series 2009-1, Class A2
4,250,000	USD		2.040% due 04/15/2011 (1)	4,282,083

			Capital Auto Receivables Asset Trust Series 2008-2, Class A2A
2,359,134	USD		3.740% due 03/15/2011 (1)	2,374,625

			Chase Issuance Trust Series 2009-A4, Class A4
14,230,000	USD		0.995% due 06/15/2012 (1)(3)	14,280,411

			Citicorp Mortgage Securities Series 2006-5, Class 1A2
5,752,565	USD		6.000% due 10/25/2036 (1)	5,394,891

			Citigroup Mortgage Loan Trust Series 2007-10, Class 1A1A
5,766,019	USD		5.640% due 04/25/2037 (1)(3)	5,444,460

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	139

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
ASSET BACKED SECURITIES—Continued
			United States—Continued

			CNH Equipment Trust
			Series 2009-A, Class A2
10,820,000	USD		4.060% due 10/17/2011 (1)	$10,951,452
			Series 2007-C, Class A3A
1,831,319	USD		5.210% due 12/15/2011 (1)	1,845,473
			Series 2009-A, Class A4
5,560,000	USD		7.210% due 12/16/2013 (1)	6,125,463
			Series 2009-B, Class A4
12,490,000	USD		5.170% due 10/15/2014 (1)	13,238,987

				32,161,375

			Countrywide Alternative Loan Trust
			Series 2004-28CB, Class 3A1
9,232,821	USD		6.000% due 01/25/2035 (1)	8,377,501
			Series 2005-21CB, Class A9
4,183,504	USD		5.500% due 06/25/2035 (1)	3,935,436

				12,312,937

			Credit Suisse Mortgage Capital Certificates
			Series 2007-7, Class 3A1
6,311,981	USD		5.500% due 03/25/2023 (1)	4,824,090
			Series 2006-C5, Class A3
10,200,000	USD		5.311% due 12/15/2039 (1)	8,860,391

				13,684,481

			Daimler Chrysler Auto Trust Series 2007-A, Class A3B
3,900,000	USD		0.924% due 02/08/2012 (1)(3)	3,904,234

			Discover Card Master Trust Series 2008-A2, Class A2
9,250,000	USD		1.245% due 09/17/2012 (1)(3)	9,270,874

			First Horizon Asset Securities Series 2006-3, Class 1A8
1,630,000	USD		6.250% due 11/25/2036 (1)	1,510,092

			Ford Credit Floorplan Master Owner Trust Series 2009-2, Class A
7,470,000	USD		1.794% due 09/15/2014 (3)	7,487,022

See Notes to Financial Statements

140	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
ASSET BACKED SECURITIES—Continued
			United States—Continued

			GE Capital Commercial Mortgage
			Series 2002-1A, Class A3
11,700,000	USD		6.269% due 12/10/2035 (1)	$12,461,820
			Series 2004-C3, Class A3
6,910,000	USD		4.865% due 07/10/2039 (1)(3)	6,917,685

				19,379,505

			GMAC Commercial Mortgage Securities Series 2005-C1, Class A2
1,874,519	USD		4.471% due 05/10/2043 (1)	1,883,971

			Harley-Davidson Motorcycle Trust
			Series 2007-3, Class A3
4,516,940	USD		0.595% due 06/15/2012 (1)(3)	4,519,031
			Series 2009-2, Class A2
8,590,000	USD		2.000% due 07/15/2012 (1)	8,660,892
			Series 2006-2, Class A2
1,418,629	USD		5.350% due 03/15/2013 (1)	1,466,472

				14,646,395

			Honda Auto Receivables Owner Trust Series 2008-1, Class A2
571,954	USD		3.770% due 09/20/2010 (1)	573,232

			Indymac INDA Mortgage Loan Trust Series 2006-AR1, Class A1
1,267,833	USD		5.864% due 08/25/2036 (1)(3)	1,223,567

			JP Morgan Mortgage Trust Series 2006-S1, Class 2A6
6,609,214	USD		6.000% due 04/25/2036 (1)	5,642,415

			JPMorgan Chase Commercial Mortgage Securities Series 2002-CIB4, Class A3
1,920,000	USD		6.162% due 05/12/2034 (1)	2,021,854

			LB-UBS Commercial Mortgage Trust Series 2002-C2, Class A4
8,515,000	USD		5.594% due 06/15/2031 (1)	8,963,007

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	141

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
ASSET BACKED SECURITIES—Continued
			United States—Continued

			Lehman Brothers - UBS Commercial Mortgage Trust Series 2001-C3, Class A2
10,120,000	USD		6.365% due 12/15/2028 (1)	$10,639,845

			MASTR Adjustable Rate Mortgages Trust Series 2006-2, Class 4A1
4,300,808	USD		4.990% due 02/25/2036 (1)(3)	3,897,967

			MASTR Alternative Loans Trust
			Series 2004-10, Class 4A1
2,605,178	USD		6.000% due 09/25/2019 (1)	2,506,814
			Series 2005-1, Class 1A1
3,154,771	USD		5.500% due 02/25/2035 (1)	2,757,828

				5,264,642

			Merrill Auto Trust Securitization Series 2008-1, Class A2A
1,893,064	USD		4.270% due 12/15/2009 (1)	1,904,089

			Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4
11,003,000	USD		5.414% due 07/12/2046 (1)(3)	10,013,757

			Morgan Stanley Capital I
			Series 2006-T23, Class A4
2,600,000	USD		5.984% due 08/12/2041 (1)(3)	2,654,156
			Series 2006-IQ12, Class A4
9,250,000	USD		5.332% due 12/15/2043 (1)	8,912,358

				11,566,514

			Morgan Stanley Dean Witter Capital I
			Series 2001-TOP3, Class A4
5,591,922	USD		6.390% due 07/15/2033 (1)	5,827,953
			Series 2001-TOP5, Class A4
5,164,518	USD		6.390% due 10/15/2035 (1)	5,462,524
			Series 2002-TOP7, Class A2
7,500,000	USD		5.980% due 01/15/2039 (1)	7,912,561

				19,203,038

See Notes to Financial Statements

142	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
ASSET BACKED SECURITIES—Continued
			United States—Continued

			Morgan Stanley Mortgage Loan Trust Series 2004-9, Class 1A
2,962,315	USD		6.113% due 10/25/2034 (1)(3)	$2,792,944

			Navistar Financial Dealer Note Master Trust Series 2009-1, Class A
3,620,000	USD		1.691% due 10/26/2015	3,620,000

			Residential Funding Mortgage Securities I Series 2007-S2, Class A3
3,922,425	USD		6.000% due 02/25/2037 (1)	3,751,369

			SLM Student Loan Trust
			Series 2008-4, Class A1
3,644,968	USD		0.962% due 07/25/2013 (1)(3)	3,656,114
			Series 2007-2, Class A1
458,663	USD		0.262% due 04/25/2014 (1)(3)	458,365
			Series 2008-7, Class A1
4,023,453	USD		0.682% due 10/27/2014 (1)(3)	4,025,758
			Series 2007-1, Class A2
4,350,465	USD		0.282% due 01/25/2016 (1)(3)	4,343,365

				12,483,602

			Small Business Administration
			Series 2005-P10B, Class 1
8,496,882	USD		4.940% due 08/10/2015 (1)	8,939,219
			Series 2006-P10A, Class 1
654,832	USD		5.408% due 02/10/2016	695,013
			Series 2007-P10A, Class 1
5,316,506	USD		5.459% due 02/10/2017	5,669,483

				15,303,715

			TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class A3
11,190,000	USD		6.068% due 08/15/2039 (1)(3)	11,759,395

			WaMu Mortgage Pass Through Certificates Series 2005-AR5, Class A5
7,430,000	USD		4.676% due 05/25/2035 (1)(3)	6,605,991

			Wells Fargo Mortgage Backed Securities Trust
			Series 2006-13, Class A8
3,720,000	USD		6.000% due 10/25/2036 (1)	3,406,339

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	143

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
ASSET BACKED SECURITIES—Continued
			United States—Continued
			Wells Fargo Mortgage Backed Securities Trust—Continued

			Series 2007-13, Class A1
12,234,867	USD		6.000% due 09/25/2037 (1)	$11,585,617
			Series 2007-14, Class 1A1
8,439,999	USD		6.000% due 10/25/2037 (1)	7,455,058
			Series 2007-16, Class 1A1
13,030,810	USD		6.000% due 12/28/2037 (1)	12,290,972

				34,737,986

				379,838,732

			Russia—0.0%
			CityMortgage MBS Finance B.V. Series 2006-1A, Class AFL
926,973	USD		1.844% due 09/10/2033 (1)(2)(3)	556,183

			TOTAL ASSET BACKED SECURITIES (Cost $376,000,154)	380,394,915

FOREIGN GOVERNMENT AND AGENCY BONDS—9.0%
			Brazil—3.0%
			Brazil Notas do Tesouro Nacional Series B
54,204,617	BRL		6.000% due 05/15/2015	31,509,698

			Brazil Notas do Tesouro Nacional, Series F
28,700,000	BRL		10.000% due 01/01/2012	15,935,985

				47,445,683

			France—2.5%
			France Government Bond
27,810,000	EUR		4.000% due 10/25/2038	39,879,482

			Canada—2.0%
			Canada Housing Trust No 1
18,220,000	CAD		3.950% due 06/15/2013	17,819,302
13,750,000	CAD		2.750% due 09/15/2014	12,702,539

				30,521,841

			Australia—1.5%
			Australian Index Linked
5,590,000	AUD		4.000% due 08/20/2015	8,123,579

See Notes to Financial Statements

144	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
FOREIGN GOVERNMENT AND AGENCY BONDS—Continued
			Australia—Continued

			New S. Wales Treasury
16,700,000	AUD		6.000% due 04/01/2019	$14,890,966

				23,014,545

			TOTAL FOREIGN GOVERNMENT AND AGENCY BONDS (Cost $131,876,571)	140,861,551

MUNICIPAL OBLIGATIONS—0.2%
			United States—0.2%
			Metropolitan Transportation Authority, Revenue Bonds
2,500,000	USD		7.336% due 11/15/2039 (Cost $2,548,759)	3,011,875

REPURCHASE AGREEMENT—7.9%
			United States—7.9%
123,928,387	USD		State Street Bank and Trust Company Repurchase Agreement, dated 10/30/2009, due 11/02/2009, with a maturity value of $123,928,491 and an effective yield of 0.01%, collateralized by a U.S. Government and Agency Obligation, with a rate of 4.000%, with maturity of 12/15/2017, and an aggregate fair market value of $126,414,326. (Cost $123,928,387)	123,928,387

			TOTAL INVESTMENTS—103.0% (Cost $1,555,517,505)	1,617,085,126
			OTHER ASSETS AND LIABILITIES—(3.0)%	(47,349,729)

			TOTAL NET ASSETS—100.0%	$1,569,735,397

Notes to the Portfolio of Investments.

TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(1)	Callable
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(3)	Variable Rate Security.
Aggregate cost for federal income tax purposes was $1,557,424,786.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	145

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2009

Artio Total Return Bond Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/12/09	UBS AG	AUD	7,900,000	7,132,434	6,529,745	$602,689
11/12/09	Westpac Banking Corporation	AUD	71,560,000	64,607,217	59,395,165	5,212,052
11/04/09	Credit Suisse London Branch	BRL	28,985,000	16,608,888	16,089,370	519,518
11/04/09	JPMorgan Chase Bank N.A	BRL	28,985,000	16,608,888	16,080,444	528,444
12/02/09	Credit Suisse London Branch	BRL	28,985,000	16,506,045	16,584,654	(78,609)
12/02/09	JPMorgan Chase Bank N.A	BRL	28,985,000	16,506,045	16,594,149	(88,104)
11/17/09	Deutsche Bank AG London	CAD	25,219,647	23,412,332	24,103,614	(691,282)
11/17/09	UBS AG	CAD	17,320,000	16,078,797	15,756,143	322,654
12/16/09	UBS AG	CAD	33,687,650	31,273,391	31,772,939	(499,548)
11/12/09	JPMorgan Chase Bank N.A	EUR	25,704,650	37,925,095	38,388,352	(463,257)
11/05/09	Deutsche Bank AG London	HUF	2,793,480,000	15,016,846	14,917,655	99,191
11/25/09	Credit Suisse London Branch	INR	554,175,000	11,782,622	11,344,422	438,200
11/25/09	Westpac Banking Corporation	INR	554,175,000	11,782,622	11,356,045	426,577
11/05/09	Credit Suisse London Branch	MXN	197,775,000	15,031,770	14,925,852	105,918
11/05/09	Goldman Sachs & Co	MXN	197,775,000	15,031,769	14,924,162	107,607
11/23/09	Credit Suisse London Branch	MXN	405,260,000	30,728,674	31,212,261	(483,587)
11/05/09	Goldman Sachs & Co	NOK	147,950,436	25,963,845	24,469,352	1,494,493
11/05/09	Westpac Banking Corporation	NOK	124,520,799	21,852,174	20,649,188	1,202,986
12/18/09	JPMorgan Chase Bank N.A	NOK	130,139,820	22,800,739	23,300,000	(499,261)

See Notes to Financial Statements

146	Artio Global Funds ï 2009 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/05/09	Credit Suisse London Branch	PLN	65,870,000	22,843,930	22,429,938	$413,992
11/05/09	Goldman Sachs & Co	PLN	65,870,000	22,843,930	22,430,701	413,229
11/05/09	JPMorgan Chase Bank N.A	SEK	215,493,610	30,553,953	30,200,000	353,953

Net unrealized appreciation on forward foreign exchange contracts to buy						$9,437,855

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/12/09	UBS AG	AUD	7,900,000	7,132,435	6,819,675	$(312,760)
11/12/09	Westpac Banking Corporation	AUD	42,381,000	38,263,254	37,887,148	(376,106)
11/04/09	Credit Suisse London Branch	BRL	28,985,000	16,608,887	16,686,816	77,929
11/04/09	JPMorgan Chase Bank N.A	BRL	28,985,000	16,608,888	16,696,429	87,541
11/17/09	Deutsche Bank AG London	CAD	9,072,000	8,421,874	8,562,449	140,575
11/17/09	UBS AG	CAD	17,320,000	16,078,798	16,011,636	(67,162)
11/17/09	Westpac Banking Corporation	CAD	16,684,668	15,488,995	15,600,000	111,005
12/16/09	UBS AG	CAD	32,990,043	30,625,779	31,099,438	473,659
11/12/09	JPMorgan Chase Bank N.A	EUR	25,704,650	37,925,095	36,875,376	(1,049,719)
01/28/10	Goldman Sachs & Co	EUR	23,020,000	33,953,872	34,201,735	247,863
11/05/09	Goldman Sachs & Co	HUF	2,793,480,000	15,016,846	14,198,119	(818,727)
11/05/09	Goldman Sachs & Co	NOK	18,933,687	3,322,675	3,309,969	(12,706)
11/05/09	Westpac Banking Corporation	NOK	124,520,799	21,852,174	21,768,419	(83,755)

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	147

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2009

Artio Total Return Bond Fund

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/05/09	JPMorgan Chase Bank N.A	SEK	215,493,610	30,553,953	29,375,611	$(1,178,342)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(2,760,705)

Glossary of Currencies

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
HUF	Hungarian Forint
INR	Indian Rupee
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
USD	United States Dollar

See Notes to Financial Statements

148	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)	October 31, 2009

Artio Total Return Bond Fund

At October 31, 2009, sector diversification of the Fund’s investments were as follows:

	% of Net	Fair Market
	Assets	Value (Note 2)
INDUSTRY SECTOR
Corporate Bonds	35.5%	$558,083,566
U.S. Government and Agency Obligations	26.2	410,804,832
Asset Backed Securities	24.2	380,394,915
Foreign Government and Agency Bonds	9.0	140,861,551
Municipal Obligations	0.2	3,011,875
Short-term Investments	7.9	123,928,387	*

Total Investments	103.0	1,617,085,126
Other Assets and Liabilities (Net)	(3.0)	(47,349,729	)*

Net Assets	100.0%	$1,569,735,397

*	Includes the current net notional market value of $(17,780,641) for futures contracts, which is (1.13)% of net assets.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	149

PORTFOLIO OF INVESTMENTS	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—61.9%
			United States—43.1%
			Activant Solutions
4,535,000	USD		9.500% due 05/01/2016 (1)	$4,149,525

			AES Corp
3,635,000	USD		9.750% due 04/15/2016 (1)(2)	3,980,325
12,905,000	USD		8.000% due 06/01/2020 (1)	12,969,525

				16,949,850

			AGCO Corp
6,245,000	EUR		6.875% due 04/15/2014 (1)	9,029,906

			Airgas Inc
4,450,000	USD		7.125% due 10/01/2018 (1)(2)	4,605,750

			Alliant Techsystems
15,830,000	USD		6.750% due 04/01/2016 (1)	15,632,125

			Allison Transmission
16,830,000	USD		11.000% due 11/01/2015 (1)(2)	17,250,750
6,462,000	USD		11.250% due 11/01/2015 (1)(2)	6,429,690

				23,680,440

			Aramark Corp
15,195,000	USD		3.983% due 02/01/2015 (1)(3)	13,523,550

			Arch Coal
17,289,000	USD		8.750% due 08/01/2016 (1)(2)	17,807,670

			Asbury Automotive
3,945,000	USD		8.000% due 03/15/2014 (1)	3,787,200

			BAC Capital Trust XIV
7,225,000	USD		5.630% due 12/31/2049 (1)(3)	5,075,562

			Boise Paper Holdings LLC Series 1
3,800,000	USD		9.000% due 11/01/2017 (1)(2)	3,857,000

			Calabash Re II, Series A1
250,000	USD		8.844% due 01/08/2010 (2)(3)(4)	252,713

			Calpine Construction Finance
8,205,000	USD		8.000% due 06/01/2016 (1)(2)	8,369,100

			Calpine Corp
3,775,000	USD		7.250% due 10/15/2017 (1)(2)	3,576,813

See Notes to Financial Statements

150	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			Capital One Capital III
5,091,000	USD		7.686% due 08/15/2036	$4,441,898

			Case New Holland
1,225,000	USD		7.750% due 09/01/2013 (1)(2)	1,221,938

			Casella Waste Systems
6,010,000	USD		9.750% due 02/01/2013 (1)	5,769,600
5,780,000	USD		11.000% due 07/15/2014 (1)(2)	6,199,050

				11,968,650

			Chesapeake Energy
6,175,000	USD		9.500% due 02/15/2015	6,715,312
5,775,000	EUR		6.250% due 01/15/2017 (1)	7,881,673

				14,596,985

			Citigroup Capital XXI, Multi-Coupon
5,240,000	USD		8.300% due 12/21/2057 (1)(3)	4,899,400

			CMS Energy
5,690,000	USD		8.500% due 04/15/2011 (1)	5,981,482

			Comerica Capital Trust II
5,265,000	USD		6.576% due 02/20/2037 (1)(3)	3,869,775

			Cooper-Standard Automotive
3,725,000	USD		7.000% due 12/15/2012 (1)(4)(5)	2,570,250

			Delphi Corp
1,500,000	USD		6.550% due 06/15/2006 (1)(5)	15,000

			Delta Air Lines
2,995,000	USD		9.500% due 09/15/2014 (1)(2)	3,069,875
2,995,000	USD		12.250% due 03/15/2015 (1)(2)	2,845,250

				5,915,125

			Domtar Corp
2,490,000	USD		10.750% due 06/01/2017 (1)	2,869,725

			Dresser-Rand Group
7,405,000	USD		7.375% due 11/01/2014 (1)	7,349,462

			E*Trade Financial
3,200,000	USD		12.500% due 11/30/2017 (1)	3,568,000

			El Paso
4,110,000	USD		12.000% due 12/12/2013 (1)	4,726,500

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	151

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued
			El Paso—Continued

4,000,000	USD		8.050% due 10/15/2030	$3,794,444
5,685,000	USD		7.800% due 08/01/2031 (1)	5,354,775

				13,875,719

			Exide Technologies, Series B
12,440,000	USD		10.500% due 03/15/2013 (1)	12,440,000

			Ford Motor Credit
1,000,000	USD		7.375% due 02/01/2011	1,004,252
17,270,000	USD		7.500% due 08/01/2012	16,828,665
4,065,000	USD		8.000% due 06/01/2014	3,956,078
2,895,000	USD		8.700% due 10/01/2014	2,894,624
3,200,000	USD		8.000% due 12/15/2016	3,095,331

				27,778,950

			Freedom Group
1,500,000	USD		10.250% due 08/01/2015 (1)(2)	1,590,000

			Freeport-McMoRan C&G
7,415,000	USD		8.375% due 04/01/2017 (1)	7,982,181

			Frontier Communications
16,565,000	USD		9.000% due 08/15/2031 (1)	16,440,762

			General Motors
2,240,000	USD		7.125% due 07/15/2013 (1)(5)	336,000
7,200,000	USD		8.800% due 03/01/2021 (5)	1,044,000
29,645,000	USD		8.250% due 07/15/2023 (1)(5)	4,520,863
2,485,000	USD		8.100% due 06/15/2024 (1)(5)	372,750
2,415,000	EUR		8.375% due 07/05/2033 (5)	507,758
3,550,000	USD		8.375% due 07/15/2033 (1)(5)	550,250
3,460,000	USD		7.375% due 05/23/2048 (1)(5)	501,700

				7,833,321

			HCA Inc
2,300,000	USD		5.750% due 03/15/2014 (1)	2,150,500
940,000	USD		6.375% due 01/15/2015 (1)	883,600
4,752,000	USD		6.500% due 02/15/2016 (1)	4,455,000
1,620,000	USD		8.500% due 04/15/2019 (1)(2)	1,725,300

				9,214,400

See Notes to Financial Statements

152	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			Headwaters Inc
12,701,000	USD		11.375% due 11/01/2014 (1)(2)	$12,796,257

			Hertz Corp
10,870,000	EUR		7.875% due 01/01/2014 (1)	15,637,196

			Hexcel Corp
11,258,000	USD		6.750% due 02/01/2015 (1)	10,976,550

			Hornbeck Offshore, Series 1
10,970,000	USD		8.000% due 09/01/2017 (1)(2)	10,915,150

			IASIS Healthcare Capital
11,449,000	USD		8.750% due 06/15/2014 (1)	11,792,470

			Ingles Markets
5,520,000	USD		8.875% due 05/15/2017 (1)	5,685,600

			Invacare Corp
9,240,000	USD		9.750% due 02/15/2015 (1)	9,817,500

			Inverness Medical Innovations
2,350,000	USD		7.875% due 02/01/2016 (1)(2)	2,326,500
3,365,000	USD		7.875% due 02/01/2016 (1)	3,331,350
3,000,000	USD		9.000% due 05/15/2016 (1)	3,052,500

				8,710,350

			Jarden Corp
13,029,000	USD		7.500% due 05/01/2017 (1)	12,898,710

			JP Morgan Chase Capital XX, Series T
2,460,000	USD		6.550% due 09/29/2036 (1)	2,300,848

			K Hovnanian Enterprises
920,000	USD		6.500% due 01/15/2014 (1)	680,800
2,400,000	USD		6.375% due 12/15/2014 (1)	1,776,000
4,573,000	USD		6.250% due 01/15/2015 (1)	3,338,290
3,030,000	USD		6.250% due 01/15/2016 (1)	2,166,450
7,571,000	USD		8.625% due 01/15/2017 (1)	5,488,975

				13,450,515

			KB Home
3,410,000	USD		6.375% due 08/15/2011 (1)	3,435,575
6,615,000	USD		5.875% due 01/15/2015 (1)	6,118,875
1,275,000	USD		6.250% due 06/15/2015 (1)	1,204,875

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	153

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued
			KB Home—Continued

3,865,000	USD		9.100% due 09/15/2017 (1)	$4,038,925

				14,798,250

			Koppers Holdings, Multi-Coupon
5,966,000	USD		Zero Coupon due 11/15/2014 (1)(3)(6)	5,995,830

			Lennar Corp
4,600,000	USD		12.250% due 06/01/2017 (1)	5,543,000

			Level 3 Financing
4,240,000	USD		9.250% due 11/01/2014 (1)	3,794,800
10,447,000	USD		4.601% due 02/15/2015 (1)(3)	7,652,427
2,550,000	USD		8.750% due 02/15/2017 (1)	2,193,000

				13,640,227

			MacDermid Inc
9,367,000	USD		9.500% due 04/15/2017 (1)(2)	8,898,650

			Meritage Homes
6,495,000	USD		7.000% due 05/01/2014 (1)	6,202,725
9,855,000	USD		7.731% due 04/30/2017 (1)(2)(4)	8,327,475

				14,530,200

			Mirant Americas Generation
5,530,000	USD		8.500% due 10/01/2021 (1)	4,949,350
19,470,000	USD		9.125% due 05/01/2031 (1)	16,135,762

				21,085,112

			Navistar International
12,925,000	USD		8.250% due 11/01/2021 (1)	12,682,656

			New Albertsons
2,085,000	USD		7.500% due 02/15/2011 (1)	2,142,338
2,295,000	USD		7.250% due 05/01/2013 (1)	2,306,475
3,315,000	USD		7.750% due 06/15/2026	2,942,063
5,000,000	USD		8.700% due 05/01/2030 (1)	4,887,500

				12,278,376

			NewMarket Corp
6,855,000	USD		7.125% due 12/15/2016 (1)	6,649,350

			NewPage Corp
14,730,000	USD		11.375% due 12/31/2014 (1)(2)	14,766,825

See Notes to Financial Statements

154	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			NRG Energy
6,731,000	USD		7.375% due 02/01/2016 (1)	$6,705,759
10,810,000	USD		8.500% due 06/15/2019 (1)	10,999,175

				17,704,934

			Plains Exploration & Production
7,690,000	USD		10.000% due 03/01/2016 (1)	8,266,750
5,510,000	USD		8.625% due 10/15/2019 (1)	5,551,325

				13,818,075

			Qwest Corp
9,100,000	USD		3.549% due 06/15/2013 (3)	8,508,500

			Residential Reinsurance
975,000	USD		7.111% due 06/06/2011 (2)(3)(4)	949,894

			Rite Aid
3,450,000	USD		10.375% due 07/15/2016 (1)	3,484,500
3,650,000	USD		10.250% due 10/15/2019 (2)	3,686,500

				7,171,000

			RR Donnelley & Sons
5,725,000	USD		11.250% due 02/01/2019 (1)	7,086,537

			Select Medical
3,550,000	USD		7.625% due 02/01/2015 (1)	3,363,625
2,578,000	USD		6.428% due 09/15/2015 (1)(3)	2,313,755

				5,677,380

			SS&C Technologies
3,380,000	USD		11.750% due 12/01/2013 (1)	3,565,900

			Stanadyne Corp
5,575,000	USD		12.000% due 02/15/2015 (1)(3)(6)	3,094,125

			Stanadyne Corp, Series 1
3,395,000	USD		10.000% due 08/15/2014 (1)(4)	2,936,675

			Sunguard Data Systems
17,265,000	USD		10.250% due 08/15/2015 (1)	17,890,856

			Toll Brothers Finance
8,860,000	USD		8.910% due 10/15/2017 (1)	10,092,213

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	155

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			Toys R Us Property
5,850,000	USD		10.750% due 07/15/2017 (1)(2)	$6,376,500

			Universal Hospital Services
7,943,000	USD		4.635% due 06/01/2015 (1)(3)	6,711,835

			Vanguard Health
10,265,000	USD		9.000% due 10/01/2014 (1)	10,726,925

			Verso Paper
6,570,000	USD		11.500% due 07/01/2014 (1)(2)	7,029,900

			Verso Paper, Series B
5,500,000	USD		4.233% due 08/01/2014 (1)(3)	3,630,000
5,050,000	USD		9.125% due 08/01/2014 (1)	4,216,750

				7,846,750

			Wachovia Capital Trust III
7,640,000	USD		5.800% due 03/29/2049 (1)(3)	5,542,820

			WCA Waste
7,325,000	USD		9.250% due 06/15/2014 (1)	7,288,375

			Wells Fargo
4,650,000	USD		7.700% due 12/29/2049 (1)(3)	4,347,750

			Williams Cos
2,050,000	USD		8.750% due 01/15/2020 (1)	2,353,783
3,045,000	USD		7.875% due 09/01/2021 (1)	3,329,159

				5,682,942

			Windstream Corp
8,235,000	USD		7.875% due 11/01/2017 (1)(2)	8,358,525

				710,978,260

			Netherlands—3.3%
			ASML Holding
10,900,000	EUR		5.750% due 06/13/2017	15,841,177

			Boats Investments
5,511,539	EUR		11.000% due 03/31/2017 (1)(4)	5,489,103

			GT 2005 Bonds
2,940,000	USD		5.000% due 07/21/2014 (1)(3)(6)	2,127,825

			Impress Holdings
1,320,000	USD		3.409% due 09/15/2013 (1)(2)(3)(4)	1,230,900

See Notes to Financial Statements

156	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			Netherlands—Continued
			Impress Holdings—Continued

421,000	EUR		3.867% due 09/15/2013 (1)(2)(3)	$585,448
4,990,000	EUR		3.867% due 09/15/2013 (1)(3)	6,939,155

				8,755,503

			KazMunaiGaz Finance Sub
6,060,000	USD		11.750% due 01/23/2015 (2)	7,272,000

			Media Nusantara Citra BV
5,630,622	USD		10.750% due 09/12/2011 (1)	4,973,382

			Sensata Technologies
7,315,000	EUR		9.000% due 05/01/2016 (1)(4)	9,605,700

				54,064,690

			Canada—2.4%
			Great Canadian Gaming
9,025,000	USD		7.250% due 02/15/2015 (1)(2)	8,664,000

			Reliance Intermediate
12,950,000	USD		9.500% due 12/15/2019 (1)(2)	13,387,062

			Teck Resources
890,000	USD		9.750% due 05/15/2014 (1)	1,003,475
225,000	USD		10.250% due 05/15/2016 (1)	260,438
1,335,000	USD		10.750% due 05/15/2019 (1)	1,561,950

				2,825,863

			Telesat Canada
2,445,000	USD		11.000% due 11/01/2015 (1)	2,665,050
10,857,000	USD		12.500% due 11/01/2017 (1)	11,956,271

				14,621,321

				39,498,246

			Brazil—1.9%
			CESP Companhia Energetica Sao Paulo
8,855,000	BRL		9.750% due 01/15/2015 (4)	5,861,735
10,270,000	BRL		9.750% due 01/15/2015 (2)(4)	6,798,420

				12,660,155

			Fibria Overseas Finance Ltd
5,600,000	USD		9.250% due 10/30/2019 (1)(2)	5,896,800

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	157

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			Brazil—Continued

			ISA Capital do Brasil
5,915,000	USD		8.800% due 01/30/2017 (1)(2)	$6,476,925

			Petrobras International Finance
3,120,000	USD		5.875% due 03/01/2018 (1)	3,179,904
1,000,000	USD		8.375% due 12/10/2018	1,177,500
1,500,000	USD		7.875% due 03/15/2019 (1)	1,702,500

				6,059,904

				31,093,784

			Bermuda—1.5%
			Intelsat Bermuda
25,825,000	USD		11.500% due 02/04/2017 (1)(2)	25,050,250

			United Kingdom—1.0%
			Ardagh Glass Finance
2,785,000	EUR		8.875% due 07/01/2013 (1)	4,191,313
4,830,000	EUR		7.125% due 06/15/2017 (1)	6,342,520

				10,533,833

			Barclays Bank, Series 1
5,840,000	USD		6.278% due 12/29/2049 (1)(3)(4)	4,584,400

			Royal Bank of Scotland, Multi-Coupon
1,800,000	USD		7.640% due 03/31/2049 (1)(3)	883,029

				16,001,262

			Mexico—1.2%
			Alestra SA
12,555,000	USD		11.750% due 08/11/2014 (2)	14,187,150

			Axtel SAB de CV
1,170,000	USD		7.625% due 02/01/2017 (1)(2)	1,140,750

			MultiCat Mexico 2009, Series B
1,965,000	USD		10.301% due 10/19/2012 (2)(3)(4)	1,991,724

			MultiCat Mexico 2009, Series C
1,965,000	USD		10.301% due 10/19/2012 (2)(3)(4)	1,992,314

				19,311,938

			Russia—1.2%
			Evraz Group
4,550,000	USD		8.875% due 04/24/2013 (1)	4,424,875

See Notes to Financial Statements

158	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			Russia—Continued
			Evraz Group—Continued

4,455,000	USD		8.250% due 11/10/2015 (1)	$4,377,037
2,295,000	USD		8.250% due 11/10/2015 (1)(2)	2,257,706

				11,059,618

			TNK-BP Finance
1,915,000	USD		7.500% due 07/18/2016 (2)	1,938,938
4,155,000	USD		6.625% due 03/20/2017 (2)	3,983,814
2,365,000	USD		6.625% due 03/20/2017	2,261,650

				8,184,402

				19,244,020

			Multinational—1.1%
			ArcelorMittal Inc
7,845,000	USD		6.500% due 04/15/2014 (1)	8,177,126
3,750,000	USD		9.850% due 06/01/2019	4,426,650

				12,603,776

			Central European Media Enterprises
4,290,000	EUR		11.625% due 09/15/2016 (1)(2)	6,171,441

				18,775,217

			Germany—1.0%
			Unitymedia GmbH
11,440,000	EUR		3.778% due 04/15/2013 (1)(3)	16,372,781
705,000	USD		10.375% due 02/15/2015 (1)(2)(4)	742,894

				17,115,675

			France—0.9%
			Europcar Groupe
5,770,000	EUR		4.373% due 05/15/2013 (1)(2)(3)	7,151,214
1,115,000	EUR		4.373% due 05/15/2013 (1)(3)	1,381,907
3,385,000	EUR		8.125% due 05/15/2014 (1)	4,245,241
1,200,000	EUR		8.125% due 05/15/2014 (1)(2)	1,504,960

				14,283,322

			Singapore—0.8%
			Avago Technologies Finance
926,000	USD		5.861% due 06/01/2013 (1)(3)	915,583

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	159

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			Singapore—Continued
			Avago Technologies Finance—Continued

10,598,000	USD		11.875% due 12/01/2015 (1)	$11,657,800

				12,573,383

			Denmark—0.7%
			Nordic Telephone
4,080,000	EUR		6.399% due 05/01/2016 (1)(3)	6,004,789
1,900,000	EUR		8.250% due 05/01/2016 (1)(2)	2,971,558
2,050,000	EUR		8.250% due 05/01/2016 (1)	3,206,154

				12,182,501

			Greece—0.7%
			Hellas Telecommunications
9,645,000	EUR		4.242% due 10/15/2012 (1)(3)	11,811,499

			Italy—0.5%
			Wind Acquisition Finance
3,200,000	USD		11.750% due 07/15/2017 (1)(2)	3,632,000
2,650,000	EUR		11.750% due 07/15/2017 (1)(2)	4,379,138

				8,011,138

			Ghana—0.4%
			Barclays Bank
10,200,000	GHS		19.000% due 10/28/2010 (4)	7,202,638

			Norway—0.1%
			Biofuel Energy
2,900,000	USD		10.000% due 06/07/2012 (1)(4)	1,305,000

			Ireland—0.1%
			Osiris Capital, Series D3
1,000,000	USD		5.284% due 01/15/2010 (2)(3)(4)	998,650

			Hungary—0.0%
			HTCC Holdco I BV
19	EUR		8.992% due 04/15/2013 (1)(2)(4)	14
836,991	EUR		8.992% due 04/15/2013 (1)(4)	612,534

				612,548

See Notes to Financial Statements

160	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued

			Japan—0.0%
			AKIBARE Ltd
485,000	USD		3.357% due 05/22/2012 (2)(3)(4)	$473,554

			TOTAL CORPORATE BONDS (Cost $925,874,176)	1,020,587,575

BANK LOANS—23.3%
			United States—18.5%
			Allison Transmission
2,339,790	USD		3.010% due 08/07/2014 (3)	2,105,392

			Astoria Generating Company Acquisitions
17,230,578	USD		4.040% due 08/23/2013 (3)	16,024,438

			ATP Oil & Gas
3,185,089	USD		9.992% due 01/15/2011 (3)	3,110,014
20,260,485	USD		11.250% due 07/15/2014 (3)	19,782,926

				22,892,940

			Biomet Inc
4,825,191	USD		3.280% due 03/25/2015 (3)	4,645,756

			Coinmach Corp
4,987,437	USD		3.340% due 11/14/2014 (3)	4,164,510
15,036,449	USD		3.430% due 11/20/2014 (3)	12,555,435

				16,719,945

			Community Health Systems
493,480	USD		2.493% due 07/25/2014 (3)	460,818
9,673,150	USD		2.610% due 07/25/2014 (3)	9,032,913

				9,493,731

			Covanta Energy
931,363	USD		0.187% due 02/10/2014 (3)	887,123
626,697	USD		1.750% due 02/10/2014 (3)	596,929

				1,484,052

			Delta Air Lines
18,900,000	USD		Zero Coupon due 04/30/2012 (3)	16,135,875
9,138,158	USD		3.534% due 04/30/2014 (3)	7,703,468

				23,839,343

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	161

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
BANK LOANS—Continued
			United States—Continued

			Federal-Mogul
13,328,659	USD		2.188% due 12/29/2014 (3)	$10,271,398
7,183,709	USD		2.188% due 12/28/2015 (3)	5,535,946

				15,807,344

			First Data
7,240,000	USD		Zero Coupon due 09/24/2014 (3)	6,239,975

			Ford Motor
11,533,846	USD		Zero Coupon due 12/15/2013 (3)	10,425,221
22,329,835	USD		3.288% due 12/16/2013 (3)	19,957,290

				30,382,511

			Gate Gourmet Borrower
10,437,771	USD		2.783% due 05/22/2013 (3)	9,185,238
13,998,227	USD		2.783% due 05/31/2013 (3)	12,178,458

				21,363,696

			Hawker Beechcraft Acquisition
12,488,693	USD		2.256% due 03/26/2014 (3)	9,928,511
737,947	USD		2.283% due 03/26/2014 (3)	586,668

				10,515,179

			HBI Branded Apparel
6,080,000	USD		3.994% due 03/05/2014 (3)	5,890,000

			HCA Inc
3,219,460	USD		1.783% due 11/16/2012 (3)	3,007,681
2,520,000	USD		Zero Coupon due 11/18/2013 (3)	2,351,825

				5,359,506

			Helicon Cable
965,400	USD		3.299% due 07/31/2014 (3)(4)	670,953

			Inverness Medical
6,714,216	USD		4.494% due 06/26/2015 (3)	6,445,647

			Lear Corp
5,785,000	USD		13.500% due 07/06/2010 (3)	5,842,850
20,219,374	USD		5.000% due 04/25/2012 (3)	19,511,696
3,000,000	USD		Zero Coupon due 10/15/2014 (3)	3,013,749

				28,368,295

See Notes to Financial Statements

162	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
BANK LOANS—Continued
			United States—Continued

			Progressive Moulded Products
1,570,269	USD		8.399% due 08/16/2011 (3)(4)	$113,845

			Six Flags Theme Parks
19,500,214	USD		2.500% due 04/30/2015 (3)	19,124,835

			Spectrum Brands
153,987	USD		1.500% due 06/29/2012 (3)	150,984
5,172,487	USD		8.000% due 06/29/2012 (3)	5,071,623
15,405,153	EUR		8.500% due 03/30/2013 (3)	14,634,895

				19,857,502

			SS&C Technologies
2,996,342	USD		2.277% due 11/28/2012 (3)	2,876,488

			Texas Competitive Electric
21,599,997	USD		3.745% due 10/10/2014 (3)	16,820,485

			Univision Communications
23,345,000	USD		2.533% due 09/29/2014 (3)	18,876,090

				305,917,948

			Netherlands—3.0%
			Sensata Technologies
31,089,477	EUR		2.728% due 04/26/2013 (3)	25,990,803

			UPC Broadband
26,019,573	EUR		2.440% due 12/31/2014 (3)	24,128,497

				50,119,300

			Germany—1.6%
			Kabel Deutschland
27,237,174	EUR		8.453% due 11/18/2014 (3)	25,555,278

			Canada—0.2%
			Great Canadian Gaming
2,971,833	USD		1.954% due 02/13/2014 (3)	2,793,523

			TOTAL BANK LOANS (Cost $335,561,744)	384,386,049

CONVERTIBLE BONDS—3.3%
			United States—2.7%
			Amylin Pharmaceuticals
6,295,000	USD		3.000% due 06/15/2014	4,815,675

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	163

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CONVERTIBLE BONDS—Continued
			United States—Continued

			Carrizo Oil & Gas
18,655,000	USD		4.375% due 06/01/2028 (1)	$15,553,606

			Hornbeck Offshore Services
3,260,000	USD		1.625% due 11/15/2026 (1)(3)(6)	2,863,910

			Massey Energy
15,750,000	USD		3.250% due 08/01/2015	12,718,125

			United Rentals North America
9,705,000	USD		1.875% due 10/15/2023 (1)	9,365,325

				45,316,641

			Multinational—0.6%
			Central European Media Enterprises
11,845,000	USD		3.500% due 03/15/2013 (2)	9,135,456

			TOTAL CONVERTIBLE BONDS (Cost $40,990,570)	54,452,097

FOREIGN GOVERNMENT BONDS—2.4%
			Brazil—1.2%
			Brazil Notas do Tesouro Nacional, Series F
35,615,000	BRL		10.000% due 01/01/2012	19,775,614

			Venezuela—1.0%
			Venezuela Government International Bond
23,105,000	USD		9.250% due 05/07/2028	16,577,838

			Colombia—0.2%
			Colombia Government International Bond
4,400,000,000	COP		12.000% due 10/22/2015	2,673,872

			TOTAL FOREIGN GOVERNMENT BONDS (Cost $36,436,457)	39,027,324

U.S. GOVERNMENT AND AGENCY OBLIGATIONS—0.5%
			United States—0.5%
			U.S. Treasury Bill
8,600,000	USD		0.010% due 12/03/2009 (7) (Cost $8,599,000)	8,599,000

See Notes to Financial Statements

164	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Share			(Percentage of	Fair Market
Amount	Currency	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—0.0%
			United States—0.0%
28,233	USD		Federal Mogul (8) (Cost $1,040,431)	$314,797

PREFERRED STOCKS—0.0%
			United States—0.0%
1,600	USD		Merrill Lynch Capital Trust II (1)(3) (Cost $29,253)	29,248

WARRANTS—0.0%
			Norway—0.0%
136,474	NOK		War Boenergy ASA (Cost $—)	—

Face
Value
REPURCHASE AGREEMENT—10.0%
			United States—10.0%
164,859,782	USD		State Street Bank and Trust Company Repurchase Agreement, dated 10/30/2009, due 11/02/2009, with a maturity value of $164,859,919 and an effective yield of 0.01%, collateralized by U.S. Government Agency and Obligations, with rates ranging from 0.069%-4.000%, maturities ranging from 02/11/2010-12/15/2017 and an aggregate fair market value of $168,175,582. (Cost $164,859,782)	164,859,782

			TOTAL INVESTMENTS—101.4% (Cost $1,513,391,413)	1,672,255,872
			OTHER ASSETS AND LIABILITIES—(1.4)%	(22,661,281)

			TOTAL NET ASSETS—100.0%	$1,649,594,591

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	165

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio Global High Income Fund

Notes to the Portfolio of Investments.

(1)	Callable
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(3)	Variable Rate Security.
(4)	Illiquid security.
(5)	Defaulted Security.
(6)	Step-Coupon.
(7)	Security has been pledged for collateral of swaps.
(8)	Non-income producing security.
Aggregate cost for federal income tax purposes was $1,515,909,539.

See Notes to Financial Statements

166	Artio Global Funds ï 2009 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2009

Artio Global High Income Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
04/29/10	JPMorgan Chase Bank N.A	AUD	27,500,000	24,377,404	24,766,500	$(389,096)
12/14/09	Brown Brothers Harriman & Co	EUR	21,550,000	31,792,110	32,212,940	(420,830)
12/14/09	Brown Brothers Harriman & Co	GBP	2,355,553	3,881,844	3,910,571	(28,727)
02/16/10	JPMorgan Chase Bank N.A	MXN	251,639,400	18,860,833	18,900,000	(39,167)

Net unrealized depreciation on forward foreign exchange contracts to buy						$(877,820)

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/14/09	Brown Brothers Harriman & Co	EUR	113,700,000	167,738,421	165,767,226	$(1,971,195)
12/14/09	Brown Brothers Harriman & Co	GBP	7,534,000	12,415,689	11,989,382	(426,307)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(2,397,502)

Glossary of Currencies

AUD	Australian Dollar
BRL	Brazilian Real
COP	Columbia Peso
EUR	Euro
GBP	Great British Pound
GHS	Ghanaian Cedi
MXN	Mexican Peso
NOK	Norwegian Krone
USD	United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	167

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)	October 31, 2009

Artio Global High Income Fund

At October 31, 2009, sector diversification of the Fund’s investments were as follows:

	% of Net	Fair Market
	Assets	Value (Note 2)
INDUSTRY SECTOR
Corporate Bonds	61.9%	$1,020,587,575
Bank Loans	23.3	384,386,049
Convertible Bonds	3.3	54,452,097
Foreign Government Bonds	2.4	39,027,324
U.S. Government and Agency Obligations	0.5	8,599,000
Common Stocks	0.0	314,797
Preferred Stocks	0.0	29,248
Warrants	0.0	—
Short-term Investments	10.0	164,859,782	*

Total Investments	101.4	1,672,255,872
Other Assets and Liabilities (Net)	(1.4)	(22,661,281	)*

Net Assets	100.0%	$1,649,594,591

*	Includes the current net notional market value of $81,730,114 for swap transaction agreements, which is 4.95% of net assets.

See Notes to Financial Statements

168	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2009

Artio U.S. Microcap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—99.6%
		Banks—14.1%
18,990		Abington Bancorp	$130,271
15,682		Cardinal Financial	127,808
10,100		Danvers Bancorp	138,673
13,810		PrivateBancorp Inc	126,085
61,860		Southern Community Financial	144,134
6,816		WSFS Financial	188,122

			855,093

		Semiconductors & Semiconductor Equipment—10.0%
41,150		Integrated Device Technology *	241,962
99,686		LTX-Credence Corp *	133,579
6,870		Mellanox Technologies *	119,881
26,620		Photronics Inc *	111,272

			606,694

		Pharmaceuticals & Biotechnology—9.1%
32,270		BMP Sunstone *	117,463
6,580		Genomic Health *	122,191
6,320		Obagi Medical Products *	64,590
6,020		Par Pharmaceutical *	126,239
16,400		Viropharma Inc *	123,656

			554,139

		Capital Goods—7.5%
15,380		Astronics Corp *	127,500
35,350		Mueller Water Products -Class A	158,368
15,510		Titan Machinery *	166,423

			452,291

		Health Care Equipment & Services—7.0%
3,040		Almost Family *	92,264
2,720		Genoptix Inc *	94,629
8,610		Natus Medical *	119,593
3,210		NuVasive Inc *	116,491

			422,977

		Retailing—6.8%
26,960		Saks Inc *	151,246
6,160		Vitamin Shoppe *	108,231

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	169

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Microcap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Retailing—Continued

48,480		Wet Seal -Class A *	$154,651

			414,128

		Technology Hardware & Equipment—5.3%
6,250		EMS Technologies *	108,937
12,020		Emulex Corp *	121,402
10,946		Super Micro Computer *	88,225

			318,564

		Commercial & Professional Services—5.0%
19,800		ACCO Brands *	119,988
13,290		Cenveo Inc *	94,093
54,184		GlobalOptions Group *	87,778

			301,859

		Energy—4.7%
4,670		Carrizo Oil & Gas *	108,250
8,179		Gulfport Energy *	62,406
14,850		Union Drilling *	113,454

			284,110

		Transportation—4.6%
3,610		Allegiant Travel *	136,133
11,900		RailAmerica Inc *	140,063

			276,196

		Diversified Financials—4.5%
2,290		Diamond Hill Investment *	120,134
4,000		optionsXpress Holdings	62,520
18,970		TICC Capital	93,332

			275,986

		Materials—4.1%
15,540		American Vanguard	128,982
14,880		ICO Inc *	57,139
4,750		Quadra Mining *	64,387

			250,508

		Media—4.1%
23,760		Lions Gate Entertainment *	123,314

See Notes to Financial Statements

170	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Microcap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Media—Continued

26,010		LodgeNet Interactive *	$126,149

			249,463

		Consumer Durables & Apparel—3.0%
21,030		Liz Claiborne	120,712
4,490		Perry Ellis International *	61,379

			182,091

		Telecommunication Services—2.7%
5,030		Cbeyond Inc *	67,150
12,710		Premiere Global Services *	94,944

			162,094

		Household & Personal Products—2.3%
53,520		GLG Life Tech *	141,775

		Consumer Services—2.3%
36,860		Morton’s Restaurant *	137,856

		Software & Services—1.5%
4,060		Progress Software *	93,786

		Food, Beverage & Tobacco—1.0%
4,430		Zhongpin Inc *	58,963

		TOTAL COMMON STOCKS (Cost $5,946,596)	6,038,573

Face
Value	Currency
REPURCHASE AGREEMENT—0.9%
53,252	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/30/2009, due 11/02/2009, with maturity value of $53,252 and an effective yield of 0.01%, collateralized by a U.S. Government and Agency Obligation, with a rate of 4.000%, a maturity of 12/15/2017 and an aggregate fair market value of $54,617. (Cost $53,252)	53,252

		TOTAL INVESTMENTS—100.5% (Cost $5,999,848)	6,091,825
		OTHER ASSETS AND LIABILITIES—(0.5)%	(31,004)

		TOTAL NET ASSETS—100.0%	$6,060,821

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	171

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Microcap Fund

Notes to the Portfolio of Investments.

*	Non-income producing security.
Aggregate cost for federal income tax purposes was $6,023,784.

Glossary of Currencies

USD	United States Dollar

See Notes to Financial Statements

172	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)	October 31, 2009

Artio U.S. Microcap Fund

At October 31, 2009, sector diversification of the Fund’s investments were as follows:

	% of Net	Fair Market
	Assets	Value (Note 2)
INDUSTRY SECTOR
Financials	18.7%	$1,131,079
Industrials	17.0	1,030,346
Information Technology	16.8	1,019,044
Healthcare	16.1	977,116
Consumer Discretionary	14.4	875,307
Materials	5.9	358,739
Energy	4.7	284,110
Consumer Staples	3.3	200,738
Telecommunication Services	2.7	162,094
Short-term Investment	0.9	53,252

Total Investments	100.5	6,091,825
Other Assets and Liabilities (Net)	(0.5)	(31,004)

Net Assets	100.0%	$6,060,821

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	173

PORTFOLIO OF INVESTMENTS	October 31, 2009

Artio U.S. Smallcap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—98.5%
		Semiconductors & Semiconductor Equipment—9.8%
99,760		Integrated Device Technology *	$586,589
196,000		LTX-Credence Corp *	262,640
15,850		Mellanox Technologies *	276,583
13,670		Microchip Technology	327,533

			1,453,345

		Health Care Equipment & Services—7.6%
6,540		Gentiva Health Services *	156,960
4,200		Mednax Inc *	218,064
24,650		Natus Medical *	342,388
11,255		NuVasive Inc *	408,444

			1,125,856

		Commercial & Professional Services—7.5%
48,000		ACCO Brands *	290,880
15,250		Brink’s Co	361,883
31,890		Cenveo Inc *	225,781
8,230		Verisk Analytics-Class A *	225,749

			1,104,293

		Pharmaceuticals & Biotechnology—7.5%
14,880		Cepheid Inc *	197,457
17,560		Myriad Genetics *	426,357
20,120		Obagi Medical Products *	205,626
6,110		Par Pharmaceutical *	128,127
19,370		Viropharma Inc *	146,050

			1,103,617

		Consumer Services—6.9%
18,050		Burger King	309,738
87,464		Morton’s Restaurant *	327,115
14,300		Weight Watchers International	379,093

			1,015,946

		Capital Goods—6.8%
5,840		Gardner Denver	209,714
82,290		Mueller Water Products -Class A	368,659
39,880		Titan Machinery *	427,913

			1,006,286

See Notes to Financial Statements

174	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Smallcap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Banks—6.6%
27,800		New York Community Bancorp	$299,962
33,470		PrivateBancorp Inc	305,581
13,520		WSFS Financial	373,152

			978,695

		Retailing—6.0%
56,200		Saks Inc *	315,282
14,780		Vitamin Shoppe *	259,685
97,370		Wet Seal -Class A *	310,610

			885,577

		Energy—5.3%
4,350		Alpha Natural Resources *	147,770
4,090		Arena Resources *	152,393
6,250		Carrizo Oil & Gas *	144,875
3,570		Comstock Resources *	146,691
24,400		Union Drilling *	186,416

			778,145

		Materials—4.6%
38,120		American Vanguard	316,396
7,660		Coeur d’Alene Mines *	153,813
8,370		Intrepid Potash *	215,611

			685,820

		Technology Hardware & Equipment—4.2%
32,170		Emulex Corp *	324,917
37,131		Super Micro Computer *	299,276

			624,193

		Software & Services—4.1%
11,360		Progress Software *	262,416
33,810		Shanda Games Sponsored ADR *	336,748

			599,164

		Diversified Financials—4.0%
26,910		Calamos Asset Management-Class A	285,246
19,410		optionsXpress Holdings	303,378

			588,624

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	175

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Smallcap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Insurance—3.6%
5,970		Hanover Insurance	$251,158
34,700		National Financial Partners *	282,805

			533,963

		Real Estate—3.5%
82,040		Chimera Investment REIT	286,319
9,720		Government Properties Income Trust REIT	226,282

			512,601

		Telecommunication Services—2.5%
11,140		Cbeyond Inc *	148,719
30,480		Premiere Global Services *	227,686

			376,405

		Transportation—2.1%
25,990		RailAmerica Inc *	305,902

		Media—2.0%
57,600		Lions Gate Entertainment *	298,944

		Consumer Durables & Apparel—1.5%
37,820		Liz Claiborne	217,087

		Household & Personal Products—1.4%
78,860		GLG Life Tech *	208,900

		Food, Beverage & Tobacco—1.0%
10,840		Zhongpin Inc *	144,280

		TOTAL COMMON STOCKS (Cost $14,298,109)	14,547,643

See Notes to Financial Statements

176	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Smallcap Fund

Face			(Percentage of	Fair Market
Value	Currency	Description	Net Assets)	Value (Note 2)
REPURCHASE AGREEMENT—4.2%
617,811	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/30/2009, due 11/02/2009, with maturity value of $617,812 and an effective yield of 0.01%, collateralized by a U.S. Government and Agency Obligation, with a rate of 4.000%, dates ranging from 08/15/2039-09/25/2039, and an aggregate fair market value of $631,621. (Cost $617,811)		$617,811

		TOTAL INVESTMENTS—102.7% (Cost $14,915,920)		15,165,454
		OTHER ASSETS AND LIABILITIES—(2.7)%		(398,587)

		TOTAL NET ASSETS—100.0%		$14,766,867

Notes to the Portfolio of Investments.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-income producing security.
Aggregate cost for federal income tax purposes was $14,990,393.

Glossary of Currencies

USD	United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	177

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)	October 31, 2009

Artio U.S. Smallcap Fund

At October 31, 2009, sector diversification of the Fund’s investments were as follows:

	% of Net	Fair Market
	Assets	Value (Note 2)
INDUSTRY SECTOR
Information Technology	18.1%	$2,676,702
Financials	17.7	2,613,883
Industrials	16.4	2,416,481
Healthcare	15.1	2,229,473
Consumer Discretionary	14.6	2,157,869
Materials	6.4	945,505
Energy	5.3	778,145
Telecommunication Services	2.5	376,405
Consumer Staples	2.4	353,180
Short-term Investment	4.2	617,811

Total Investments	102.7	15,165,454
Other Assets and Liabilities (Net)	(2.7)	(398,587)

Net Assets	100.0%	$14,766,867

See Notes to Financial Statements

178	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2009

Artio U.S. Midcap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—98.9%
		Pharmaceuticals & Biotechnology—9.5%
1,120		Alexion Pharmaceuticals *	$49,739
2,015		Celgene Corp *	102,866
4,970		King Pharmaceuticals *	50,346
1,290		Life Technologies *	60,850
8,490		Myriad Genetics *	206,137

			469,938

		Software & Services—9.1%
5,760		Activision Blizzard *	62,381
400		MasterCard Inc-Class A	87,608
3,670		Paychex Inc	104,265
11,350		Shanda Games Sponsored ADR *	113,046
2,070		Sybase Inc *	81,889

			449,189

		Energy—8.3%
1,460		Alpha Natural Resources *	49,596
2,470		Continental Resources *	91,909
1,370		Hess Corp	74,994
4,100		PetroHawk Energy *	96,432
3,530		Smith International	97,887

			410,818

		Retailing—7.6%
2,970		Abercrombie & Fitch-Class A	97,475
5,360		Macy’s Inc	94,175
7,050		OfficeMax Inc *	80,582
2,690		Tiffany & Co	105,690

			377,922

		Diversified Financials—7.2%
350		CME Group	105,913
5,170		Raymond James Financial	122,064
2,630		T Rowe Price	128,160

			356,137

		Semiconductors & Semiconductor Equipment—6.4%
25,790		Integrated Device Technology *	151,645
6,900		Microchip Technology	165,324

			316,969

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	179

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Midcap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Consumer Services—6.2%
6,010		Burger King	$103,131
26,490		Morton’s Restaurant *	99,073
3,870		Weight Watchers International	102,594

			304,798

		Commercial & Professional Services—6.1%
2,360		Copart Inc *	75,921
2,280		Stericycle Inc *	119,403
3,820		Verisk Analytics-Class A *	104,783

			300,107

		Capital Goods—5.3%
2,120		Gardner Denver	76,129
1,040		L-3 Communications	75,182
2,150		Rockwell Collins	108,317

			259,628

		Real Estate—4.9%
20,590		Chimera Investment REIT	71,859
3,290		Plum Creek Timber REIT	102,944
2,760		St Joe *	66,075

			240,878

		Materials—4.9%
2,140		Airgas Inc	94,930
1,990		International Flavors & Fragrances	75,799
1,490		Mosaic Co	69,628

			240,357

		Insurance—4.0%
7,440		Fidelity National Financial -Class A	100,961
2,300		Hanover Insurance	96,761

			197,722

		Transportation—3.5%
2,400		Allegiant Travel *	90,504
6,850		RailAmerica Inc *	80,624

			171,128

		Food, Beverage & Tobacco—3.1%
6,370		Dole Food *	74,784

See Notes to Financial Statements

180	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Midcap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Food, Beverage & Tobacco—Continued

2,220		Hormel Foods	$80,941

			155,725

		Technology Hardware & Equipment—3.1%
10,050		Emulex Corp *	101,505
1,920		NetApp Inc *	51,936

			153,441

		Household & Personal Products—2.6%
1,290		Clorox Co	76,407
1,210		Mead Johnson Nutrition-Class A	50,868

			127,275

		Health Care Equipment & Services—2.2%
1,440		CR Bard	108,101

		Banks—2.0%
2,040		PNC Financial Services	99,838

		Media—1.9%
7,850		CBS Corp-Class B	92,394

		Food & Staples Retailing—1.0%
2,240		Safeway Inc	50,019

		TOTAL COMMON STOCKS (Cost $4,356,498)	4,882,384

Face
Value	Currency
REPURCHASE AGREEMENT—0.5%
24,484	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/30/2009, due 11/02/2009, with a maturity value of $24,484 and an effective yield of 0.01% collateralized by a U.S. Government and Agency Obligation, with a rate of 4.000%, a maturity of 12/15/2017, and an aggregate fair market value of $29,791. (Cost $24,484)	24,484

		TOTAL INVESTMENTS—99.4% (Cost $4,380,982)	4,906,868
		OTHER ASSETS AND LIABILITIES—0.6%	29,989

		TOTAL NET ASSETS—100.0%	$4,936,857

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	181

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Midcap Fund

Notes to the Portfolio of Investments.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-income producing security.
Aggregate cost for federal income tax purposes was $4,430,115.

Glossary of Currencies

USD	United States Dollar

See Notes to Financial Statements

182	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)	October 31, 2009

Artio U.S. Midcap Fund

At October 31, 2009, sector diversification of the Fund’s investments were as follows:

	% of Net	Fair Market
	Assets	Value (Note 2)
INDUSTRY SECTOR
Information Technology	18.6%	$919,599
Financials	18.1	894,575
Consumer Discretionary	15.7	775,114
Industrials	14.8	730,863
Healthcare	11.7	578,039
Energy	8.3	410,818
Consumer Staples	6.8	333,019
Materials	4.9	240,357
Short-term Investment	0.5	24,484

Total Investments	99.4	4,906,868
Other Assets and Liabilities (Net)	0.6	29,989

Net Assets	100.0%	$4,936,857

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	183

PORTFOLIO OF INVESTMENTS	October 31, 2009

Artio U.S. Multicap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—99.3%
		Diversified Financials—11.0%
2,330		American Express	$81,177
6,950		Bank of America	101,331
250		CME Group	75,653
3,110		Morgan Stanley	99,893
2,380		State Street	99,912
1,930		T Rowe Price	94,049

			552,015

		Pharmaceuticals & Biotechnology—10.0%
1,630		Abbott Laboratories	82,429
1,380		Amgen Inc *	74,147
2,030		Celgene Corp *	103,632
6,750		Myriad Genetics *	163,890
1,610		Teva Pharmaceutical Industries Sponsored ADR	81,273

			505,371

		Energy—9.3%
1,370		Alpha Natural Resources *	46,539
2,155		Carrizo Oil & Gas *	49,953
890		Chevron Corp	68,121
930		Hess Corp	50,908
4,280		PetroHawk Energy *	100,666
3,610		Smith International	100,105
1,100		Ultra Petroleum *	53,405

			469,697

		Capital Goods—7.5%
2,250		Emerson Electric	84,938
2,290		Raytheon Co	103,691
8,370		Titan Machinery *	89,810
1,650		United Technologies	101,392

			379,831

		Semiconductors & Semiconductor Equipment—7.4%
26,420		Integrated Device Technology *	155,350
2,480		Linear Technology	64,182
6,390		Microchip Technology	153,104

			372,636

		Software & Services—7.4%
380		MasterCard Inc-Class A	83,228

See Notes to Financial Statements

184	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Multicap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Software & Services—Continued

2,420		Microsoft Corp	$67,107
3,720		Paychex Inc	105,685
11,510		Shanda Games Sponsored ADR *	114,639

			370,659

		Retailing—7.2%
2,940		Abercrombie & Fitch-Class A	96,491
4,640		Lowe’s Cos	90,805
5,810		Macy’s Inc	102,082
13,240		Saks Inc *	74,276

			363,654

		Health Care Equipment & Services—6.3%
1,910		Baxter International	103,255
1,590		CR Bard	119,361
1,670		Medco Health Solutions *	93,720

			316,336

		Technology Hardware & Equipment—6.0%
670		Apple Inc *	126,295
2,580		Hewlett-Packard Co	122,447
1,970		NetApp Inc *	53,288

			302,030

		Food, Beverage & Tobacco—4.2%
3,540		PepsiCo Inc	214,347

		Materials—4.0%
2,080		Mosaic Co	97,198
1,300		Praxair Inc	103,272

			200,470

		Household & Personal Products—3.3%
1,320		Clorox Co	78,184
1,500		Procter & Gamble	87,000

			165,184

		Commercial & Professional Services—3.1%
1,985		Stericycle Inc *	103,954
1,900		Verisk Analytics-Class A *	52,117

			156,071

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	185

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Multicap Fund

Share		(Percentage of	Fair Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Consumer Services—3.1%
2,730		Starbucks Corp *	$51,816
3,930		Weight Watchers International	104,184

			156,000

		Banks—3.0%
2,080		PNC Financial Services	101,795
5,590		PrivateBancorp Inc	51,037

			152,832

		Food & Staples Retailing—1.9%
2,760		CVS Caremark	97,428

		Media—1.9%
7,960		CBS Corp-Class B	93,689

		Transportation—1.5%
2,020		Allegiant Travel *	76,174

		Telecommunication Services—1.2%
19,910		Sprint Nextel *	58,934

		TOTAL COMMON STOCKS (Cost $4,402,631)	5,003,358

Face
Value	Currency
REPURCHASE AGREEMENT—4.0%
200,261	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/30/2009, due 11/02/2009 with a maturity value of $200,261 and an effective yield of 0.01% collateralized by a U.S. Government and Agency Obligation, with a rate of 0.000% maturity of 11/27/2009 and an aggregate fair market value of $205,000 (Cost $200,261)	200,261

		TOTAL INVESTMENTS—103.3% (Cost $4,602,892)	5,203,619
		OTHER ASSETS AND LIABILITIES—(3.3)%	(165,840)

		TOTAL NET ASSETS—100.0%	$5,037,779

See Notes to Financial Statements

186	Artio Global Funds ï 2009 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2009

Artio U.S. Multicap Fund

Notes to the Portfolio of Investments.

ADR	American Depositary Receipt
*	Non-income producing security.
Aggregate cost for federal income tax purposes was $4,671,318.

Glossary of Currencies

USD	United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	187

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)	October 31, 2009

Artio U.S. Multicap Fund

At October 31, 2009, sector diversification of the Fund’s investments were as follows:

	% of Net	Fair Market
	Assets	Value (Note 2)
INDUSTRY SECTOR
Information Technology	20.7%	$1,045,325
Healthcare	16.3	821,707
Financials	14.0	704,847
Consumer Discretionary	12.2	613,343
Industrials	12.1	612,076
Consumer Staples	9.5	476,959
Energy	9.3	469,697
Materials	4.0	200,470
Telecommunication Services	1.2	58,934
Short-term Investment	4.0	200,261

Total Investments	103.3	5,203,619
Other Assets and Liabilities (Net)	(3.3)	(165,840)

Net Assets	100.0%	$5,037,779

See Notes to Financial Statements

188	Artio Global Funds ï 2009 Annual Report

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2009

	Artio	Artio
	Global Equity	International Equity
ASSETS:
Investments in securities, at fair market value including fair market value of securities on loan of $114,288 and $164,280,875, respectively (Cost $62,576,542 and $9,214,880,575, respectively)	$67,542,448	$10,377,015,907
Affiliated securities (Cost $0 and $378,735,230, respectively)	—	152,349,725
Repurchase agreements (Cost $0 and $323,623,361, respectively)	—	323,623,361
Cash	246,662	86,534,439
Cash on deposit for broker (Note 2)	—	690,000
Foreign currency, at fair market value (Cost $36,161 and $167,507,750, respectively)	35,862	157,092,039
Receivables:
Investments sold	13,818,885	630,633,473
Fund shares sold	242,527	4,634,043
Interest and dividends	69,885	13,235,464
Tax reclaim	29,907	4,544,654
Daily variation margin on closed financial futures contracts	—	11,438,226
Unrealized appreciation on forward foreign exchange contracts	91,817	70,816,093
Prepaid expense	4,249	312,953

Total Assets	82,082,242	11,832,920,377

LIABILITIES:
Payables:
Investments purchased	1,414,929	810,938,959
Fund shares repurchased	3,654,853	13,057,318
Collateral from broker	—	800,000
Collateral for securities loaned (Note 2)	120,097	173,013,996
Investment advisory fee (Note 3)	67,999	8,574,203
Unrealized depreciation on forward foreign exchange contracts	52,347	65,658,241
Note payable (Note 9)	8,971,976	—
Accrued expenses and other payables	75,771	2,551,083

Total Liabilities	14,357,972	1,074,593,800

NET ASSETS	$67,724,270	$10,758,326,577

NET ASSETS Consist of:
Par value	$2,069	$376,090
Paid in capital in excess of par value	127,405,968	12,068,891,964
Undistributed net investment income	1,928,053	623,935,988
Accumulated net realized loss on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(66,618,941)	(2,866,095,652)
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	5,007,121	931,218,187

NET ASSETS	$67,724,270	$10,758,326,577

Class A	$17,703,046	$4,368,400,277

Class I	$50,021,224	$6,389,926,300

SHARES OUTSTANDING (Note 7)
Class A	543,886	154,916,796

Class I	1,525,173	221,173,274

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$32.55	$28.20

Class I	$32.80	$28.89

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	189

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2009

	Artio	Artio
	International Equity II	Total Return Bond
ASSETS:
Investments in securities, at fair market value including fair market value of securities on loan of $62,940,746 and $0, respectively (Cost $7,887,677,563 and $1,431,589,118, respectively)	$8,823,474,891	$1,493,156,739
Repurchase agreements (Cost $312,203,251 and $123,928,387, respectively)	312,203,251	123,928,387
Cash	64,940,338	—
Cash on deposit for broker (Note 2)	945,000	223,800
Foreign currency, at fair market value (Cost $142,693,108 and $1,662,099, respectively)	142,692,977	1,641,298
Receivables:
Investments sold	577,250,103	37,075,871
Fund shares sold	20,140,116	6,665,016
Interest and dividends	10,437,740	12,455,429
Tax reclaim	2,445,220	—
Daily variation margin on closed financial futures contracts	10,663,928	—
Unrealized appreciation on forward foreign exchange contracts	49,818,548	13,380,075
Prepaid expense	254,595	42,083

Total Assets	10,015,266,707	1,688,568,698

LIABILITIES:
Payables:
Investments purchased	758,285,795	108,226,954
Fund shares repurchased	9,971,674	2,939,569
Daily variation margin on open financial futures contracts	—	117,609
Collateral from broker	1,141,000	—
Collateral for securities loaned (Note 2)	66,327,929	—
Investment advisory fee (Note 3)	7,212,436	542,764
Unrealized depreciation on forward foreign exchange contracts	38,986,947	6,702,925
Accrued expenses and other payables	1,846,290	303,480

Total Liabilities	883,772,071	118,833,301

NET ASSETS	$9,131,494,636	$1,569,735,397

NET ASSETS Consist of:
Par value	$781,555	$116,441
Paid in capital in excess of par value	11,130,283,570	1,531,567,486
Undistributed net investment income (loss)	411,290,022	(6,316,396)
Accumulated net realized loss on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(3,357,636,170)	(24,027,953)
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	946,775,659	68,395,819

NET ASSETS	$9,131,494,636	$1,569,735,397

Class A	$2,146,221,538	$331,223,647

Class I	$6,985,273,098	$1,238,511,750

SHARES OUTSTANDING (Note 7)
Class A	184,669,391	24,514,480

Class I	596,886,086	91,926,546

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$11.62	$13.51

Class I	$11.70	$13.47

See Notes to Financial Statements

190	Artio Global Funds ï 2009 Annual Report

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2009

	Artio	Artio
	Global High Income	U.S. Microcap
ASSETS:
Investments in securities, at fair market value (Cost $1,348,531,631 and $5,946,596, respectively)	$1,507,396,090	$6,038,573
Repurchase agreements (Cost $164,859,782 and $53,252, respectively)	164,859,782	53,252
Foreign currency, at fair market value (Cost $21,660,534 and $0, respectively)	21,674,020	—
Receivables:
Investments sold	48,276,564	631,519
Fund shares sold	11,304,596	13,288
Interest and dividends	28,825,046	1,365
Prepaid expense	41,355	180

Total Assets	1,782,377,453	6,738,177

LIABILITIES:
Payables:
Investments purchased	119,431,699	629,325
Fund shares repurchased	4,544,974	—
Investment advisory fee (Note 3)	862,980	1,964
Unrealized depreciation on forward foreign exchange contracts	3,275,322	—
Open swap agreements, at fair market value (upfront payments received $8,660,492) (Note 2)	4,330,886	—
Accrued expenses and other payables	337,001	46,067

Total Liabilities	132,782,862	677,356

NET ASSETS	$1,649,594,591	$6,060,821

NET ASSETS Consist of:
Par value	$164,005	$785
Paid in capital in excess of par value	1,502,388,735	7,735,905
Undistributed net investment income (loss)	1,209,850	(28,976)
Accumulated net realized loss on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(14,132,699)	(1,738,870)
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	159,964,700	91,977

NET ASSETS	$1,649,594,591	$6,060,821

Class A	$715,540,506	$3,236,214

Class I	$934,054,085	$2,824,607

SHARES OUTSTANDING (Note 7)
Class A	69,616,537	420,145

Class I	94,388,148	364,699

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$10.28	$7.70

Class I	$9.90	$7.75

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	191

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2009

	Artio	Artio
	U.S. Smallcap	U.S. Midcap
ASSETS:
Investments in securities, at fair market value (Cost $14,298,109 and $4,356,498, respectively)	$14,547,643	$4,882,384
Repurchase agreements (Cost $617,811 and $24,484, respectively)	617,811	24,484
Receivables:
Investments sold	1,822,165	318,470
Fund shares sold	130,241	230
Dividends receivable	4,860	1,921
Receivable from advisor—net (Note 3)	—	808
Prepaid expense	328	139

Total Assets	17,123,048	5,228,436

LIABILITIES:
Payables:
Investments purchased	2,276,533	248,149
Fund shares repurchased	25,440	—
Investment advisory fee (Note 3)	6,275	—
Accrued expenses and other payables	47,933	43,430

Total Liabilities	2,356,181	291,579

NET ASSETS	$14,766,867	$4,936,857

NET ASSETS Consist of:
Par value	$1,740	$605
Paid in capital in excess of par value	15,903,377	6,380,563
Undistributed net investment loss	(28,976)	(15,766)
Accumulated net realized loss on investments sold	(1,358,808)	(1,954,431)
Net unrealized appreciation on investments	249,534	525,886

NET ASSETS	$14,766,867	$4,936,857

Class A	$11,276,950	$2,441,963

Class I	$3,489,917	$2,494,894

SHARES OUTSTANDING (Note 7)
Class A	1,330,407	299,796

Class I	409,737	304,953

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$8.48	$8.15

Class I	$8.52	$8.18

See Notes to Financial Statements

192	Artio Global Funds ï 2009 Annual Report

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2009

Artio
U.S. Multicap
ASSETS:
Investments in securities, at fair market value (Cost $4,402,631)	$5,003,358
Repurchase agreements (Cost $200,261)	200,261
Receivables:
Investments sold	158,787
Fund shares sold	581
Dividends receivable	3,388
Receivable from advisor—net (Note 3)	612
Prepaid expense	140

Total Assets	5,367,127

LIABILITIES:
Payables:
Investments purchased	285,069
Accrued expenses and other payables	44,279

Total Liabilities	329,348

NET ASSETS	$5,037,779

NET ASSETS Consist of:
Par value	$595
Paid in capital in excess of par value	6,291,975
Undistributed net investment loss	(1,550)
Accumulated net realized loss on investments sold, and foreign currency related transactions	(1,853,968)
Net unrealized appreciation on investments, and foreign currency related transactions	600,727

NET ASSETS	$5,037,779

Class A	$2,524,852

Class I	$2,512,927

SHARES OUTSTANDING (Note 7)
Class A	299,138

Class I	296,174

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$8.44

Class I	$8.48

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	193

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2009

	Artio	Artio
	Global Equity	International Equity
INVESTMENT INCOME:
Interest†	$4,011	$2,638,554
Securities lending income	49,624	6,455,674
Dividends, from unaffiliated issuers††	1,493,361	219,153,680
Dividends, from affiliated issuers†††	—	5,625,836

Total investment income	1,546,996	233,873,744

EXPENSES:
Investment advisory fee (Note 3)	577,339	90,634,856
Custody fees	255,477	7,684,529
Administration fees	5,773	691,773
Professional fees	39,739	1,075,160
Directors/Trustees’ fees and expenses	3,932	625,178
Registration and filing fees	36,591	46,375
Shareholder reports	23,505	588,753
Insurance premium expense	4,053	344,985
Commitment fee	4,811	11,302
Compliance expense	297	66,695
Miscellaneous fees	5,638	203,507

Total expenses common to all classes	957,155	101,973,113

Transfer agent fees
Class A	20,619	399,211
Class I	4,567	174,607
Distribution and shareholder servicing fees (Note 4)
Class A	38,546	10,431,277

Total gross expenses	1,020,887	112,978,208

Custody offset arrangement (Note 3)	(1,293)	(5,281,322)
Expenses reimbursed by investment advisor (Note 3)(1)	(240,207)	—
Expenses waived by investment advisor (Note 3)	(3,207)	(507,327)

Net expenses	776,180	107,189,559

NET INVESTMENT INCOME	770,816	126,684,185

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(8,745,643)	(2,017,065,161)
Financial futures contracts and synthetic futures	490,644	381,931,964
Written options	13,710	32,109,386
Swap contracts	82,940	(107,730,021)
Forward foreign exchange contracts	1,827,654	790,839,664
Foreign currency transactions	(208,556)	37,592,813

Net realized loss on investments	(6,539,251)	(882,321,355)

Net change in unrealized appreciation (depreciation) on:
Investments	19,676,952	2,571,290,605
Financial futures contracts and synthetic futures	(92,002)	(2,601,456)
Written options	(5,117)	(2,781,458)
Swap contracts	(66,651)	(18,639,590)
Forward foreign exchange contracts	(398,592)	(216,994,776)
Foreign currency transactions	(1,999)	(23,016,612)

Net change in unrealized appreciation of investments	19,112,591	2,307,256,713

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,573,340	1,424,935,358

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,344,156	$1,551,619,543

†	Net of foreign withholding taxes of $0 and $99,510 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.
††	Net of foreign withholding taxes of $111,974 and $26,444,427 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.
†††	Net of foreign withholding taxes of $0 and $2,703,331 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.
(1)	The expenses reimbursed on Artio Global Equity Fund Inc. for Class A and Class I were $(74,330) and $(165,877), respectively.

See Notes to Financial Statements

194	Artio Global Funds ï 2009 Annual Report

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2009

	Artio	Artio
	International Equity II	Total Return Bond
INVESTMENT INCOME:
Interest†	$958,280	$65,823,044
Securities lending income	4,454,724	—
Dividends††	149,708,418	—

Total investment income	155,121,422	65,823,044

EXPENSES:
Investment advisory fee (Note 3)	64,823,512	4,910,875
Custody fees	4,288,133	516,027
Administration fees	948,103	31,483
Professional fees	726,510	171,832
Trustees’ fees and expenses	439,250	85,560
Registration and filing fees	60,238	44,563
Shareholder reports	1,013,682	135,689
Insurance premium expense	200,186	39,445
Commitment fee	11,302	10,918
Compliance expense	28,843	5,161
Miscellaneous fees	132,259	22,550

Total expenses common to all classes	72,672,018	5,974,103

Transfer agent fees
Class A	316,262	51,726
Class I	748,876	35,098
Distribution and shareholder servicing fees (Note 4)
Class A	4,116,659	787,250

Total gross expenses	77,853,815	6,848,177

Custody offset arrangement (Note 3)	(2,585,376)	—
Recoupment of expenses previously assumed by investment advisor (Note 3)	—	182,935
Expenses waived by investment advisor (Note 3)	(360,626)	(70,156)

Net expenses	74,907,813	6,960,956

NET INVESTMENT INCOME	80,213,609	58,862,088

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(1,613,379,339)	(21,900,582)
Financial futures contracts and synthetic futures	294,766,945	(813,035)
Written options	17,951,581	—
Swap contracts	(19,890,359)	—
Forward foreign exchange contracts	467,168,671	9,128,389
Foreign currency transactions	18,688,780	(2,526,152)

Net realized loss on investments	(834,693,721)	(16,111,380)

Net change in unrealized appreciation (depreciation) on:
Investments	2,395,102,806	179,317,535
Financial futures contracts and synthetic futures	8,819,581	148,052
Written options	(1,702,237)	—
Swap contracts	(50,448,406)	—
Forward foreign exchange contracts	(128,193,095)	4,857,408
Foreign currency transactions	(8,006,592)	517,313

Net change in unrealized appreciation of investments	2,215,572,057	184,840,308

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,380,878,336	168,728,928

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,461,091,945	$227,591,016

†	Net of foreign withholding taxes of $46,904 and $0 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.
††	Net of foreign withholding taxes of $17,537,711 and $0 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	195

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2009

	Artio	Artio
	Global High Income	U.S. Microcap
INVESTMENT INCOME:
Interest	$70,955,258	$82
Securities lending income	—	256
Dividends††	103,194	37,155

Total investment income	71,058,452	37,493

EXPENSES:
Investment advisory fee (Note 3)	5,223,593	52,511
Custody fees	325,557	27,305
Administration fees	22,163	—
Professional fees	102,460	28,620
Trustees’ fees and expenses	48,813	263
Registration and filing fees	82,448	30,519
Shareholder reports	101,151	418
Insurance premium expense	13,256	113
Commitment fee	25,771	291
Compliance expense	2,052	13
Miscellaneous fees	13,947	1,745

Total expenses common to all classes	5,961,211	141,798

Transfer agent fees
Class A	72,781	13,483
Class I	26,995	4,286
Distribution and shareholder servicing fees (Note 4)
Class A	815,842	5,298

Total gross expenses	6,876,829	164,865

Custody offset arrangement (Note 3)	(61,462)	—
Recoupment of expenses previously assumed by investment advisor (Note 3)	74,314	—
Expenses reimbursed by investment advisor (Note 3)(1) (1)	(6,441)	(95,281)
Expenses waived by investment advisor (Note 3)	(40,181)	(210)

Net expenses	6,843,059	69,374

NET INVESTMENT INCOME (LOSS)	64,215,393	(31,881)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(719,082)	(254,236)
Written options	141,021	—
Swap contracts	(8,346,478)	—
Forward foreign exchange contracts	(2,302,197)	—
Foreign currency transactions	(172,045)	—

Net realized loss on investments	(11,398,781)	(254,236)

Net change in unrealized appreciation (depreciation) on:
Investments	278,501,984	1,341,679
Swap contracts	7,203,956	—
Forward foreign exchange contracts	(11,460,948)	—
Foreign currency transactions	369,160	—

Net change in unrealized appreciation of investments	274,614,152	1,341,679

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	263,215,371	1,087,443

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$327,430,764	$1,055,562

††	Net of foreign withholding taxes of $18,211 and $0 for the Artio Global High Income Fund and Artio U.S. Microcap Fund, respectively.
(1)	The expenses reimbursed on Artio Global High Income for Class A and Class I were $(3,862) and $(2,579), respectively. The expenses reimbursed on Artio U.S. Microcap for Class A and Class I were $(51,710) and $(43,571), respectively.

See Notes to Financial Statements

196	Artio Global Funds ï 2009 Annual Report

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2009

	Artio	Artio
	U.S. Smallcap	U.S. Midcap
INVESTMENT INCOME:
Interest	$134	$73
Securities lending income	64	48
Dividends	65,912	62,987

Total investment income	66,110	63,108

EXPENSES:
Investment advisory fee (Note 3)	61,528	32,767
Custody fees	27,295	19,892
Professional fees	28,785	28,625
Trustees’ fees and expenses	412	253
Registration and filing fees	30,445	30,444
Shareholder reports	810	307
Insurance premium expense	153	118
Commitment fee	291	291
Compliance expense	19	15
Miscellaneous fees	1,726	1,740

Total expenses common to all classes	151,464	114,452

Transfer agent fees
Class A	13,927	13,236
Class I	4,119	4,435
Distribution and shareholder servicing fees (Note 4)
Class A	9,911	4,976

Total gross expenses	179,421	137,099

Expenses reimbursed by investment advisor (Note 3)(1) (1)	(89,482)	(87,914)
Expenses waived by investment advisor (Note 3)	(324)	(205)

Net expenses	89,615	48,980

NET INVESTMENT INCOME (LOSS)	(23,505)	14,128

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	372,747	(605,528)

Net realized gain (loss) on investments	372,747	(605,528)

Net change in unrealized appreciation on:
Investments	1,230,793	1,372,735

Net change in unrealized appreciation of investments	1,230,793	1,372,735

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,603,540	767,207

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,580,035	$781,335

(1)	The expenses reimbursed on Artio U.S. Smallcap Fund for Class A and Class I were $(54,594) and $(34,888), respectively. The expenses reimbursed on Artio U.S. Midcap for Class A and Class I were $(46,810) and $(41,104), respectively.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	197

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2009

Artio
U.S. Multicap
INVESTMENT INCOME:
Interest	$76
Securities lending income	39
Dividends(1)	74,520

Total investment income	74,635

EXPENSES:
Investment advisory fee (Note 3)	31,819
Custody fees	23,688
Professional fees	28,644
Trustees’ fees and expenses	261
Registration and filing fees	30,444
Shareholder reports	44
Insurance premium expense	122
Commitment fee	291
Compliance expense	16
Miscellaneous fees	1,684

Total expenses common to all classes	117,013

Transfer agent fees
Class A	13,309
Class I	4,427
Distribution and shareholder servicing fees (Note 4)
Class A	5,316

Total gross expenses	140,065

Expenses reimbursed by investment advisor (Note 3)(2)	(91,048)
Expenses waived by investment advisor (Note 3)	(212)

Net expenses	48,805

NET INVESTMENT INCOME	25,830

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(367,594)
Foreign currency transactions	5

Net realized loss on investments	(367,589)

Net change in unrealized appreciation on:
Investments	1,247,045

Net change in unrealized appreciation of investments	1,247,045

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	879,456

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$905,286

(1)	Net of withholding taxes of $466 for the Artio U.S. Multicap Fund.
(2)	The expenses reimbursed on Artio U.S. Multicap for Class A and Class I were $(49,495) and $(41,553), respectively.

See Notes to Financial Statements

198	Artio Global Funds ï 2009 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Artio Global Equity Fund Inc.

	For the Year	For the Year
	Ended	Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$770,816	$867,451
Net realized loss on investments	(6,539,251)	(23,135,091)
Net change in unrealized appreciation (depreciation) of investments	19,112,591	(22,480,621)

Net increase (decrease) in net assets resulting from operations	13,344,156	(44,748,261)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(51,820)	(69,201)
Class I	(442,421)	(300,285)
Class R	—	(20)
Consultant Class	—	(20)

Total distributions to shareholders	(494,241)	(369,526)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	4,260,109	8,996,828
Class I	21,461,260	24,168,382
Class R	—	1,010
Consultant Class	—	1,010
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	45,354	57,112
Class I	385,162	227,284
Class R	—	20
Consultant Class	—	20
Cost of shares redeemed
Class A	(5,616,212)	(17,578,810)
Class I	(29,225,075)	(20,218,769)
Class R	—	(597)
Consultant Class	—	(596)

Net decrease from Fund share transactions	(8,689,402)	(4,347,106)

Net increase (decrease) in net assets	4,160,513	(49,464,893)

NET ASSETS
Beginning of year	63,563,757	113,028,650

End of year (including undistributed net investment income (loss) of $1,928,053 and $(35,660), respectively)	$67,724,270	$63,563,757

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	199

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio International Equity Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$126,684,185	$310,306,912
Net realized loss on investments	(882,321,355)	(1,406,543,449)
Net change in unrealized appreciation (depreciation) of investments	2,307,256,713	(10,298,115,919)

Net increase (decrease) in net assets resulting from operations	1,551,619,543	(11,394,352,456)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(85,664,078)	(159,458,420)
Class I	(140,445,131)	(238,477,841)
Distributions from realized gain
Class A	—	(1,170,523,883)
Class I	—	(1,508,138,937)

Total distributions to shareholders	(226,109,209)	(3,076,599,081)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	404,301,509	893,997,235
Class I	932,167,894	1,392,012,727
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	82,972,280	1,246,272,637
Class I	123,510,037	1,508,761,824
Cost of shares redeemed
Class A	(1,536,672,807)	(2,716,330,531)
Class I	(2,336,722,790)	(3,020,676,534)

Net decrease from Fund share transactions	(2,330,443,877)	(695,962,642)

Net decrease in net assets	(1,004,933,543)	(15,166,914,179)

NET ASSETS
Beginning of year	11,763,260,120	26,930,174,299

End of year (including undistributed net investment income (loss) of $623,935,988 and $(145,448,587), respectively)	$10,758,326,577	$11,763,260,120

See Notes to Financial Statements

200	Artio Global Funds ï 2009 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio International Equity Fund II

	For the Year	For the Year
	Ended	Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$80,213,609	$137,816,440
Net realized loss on investments	(834,693,721)	(2,082,481,548)
Net change in unrealized appreciation (depreciation) of investments	2,215,572,057	(3,030,549,546)

Net increase (decrease) in net assets resulting from operations	1,461,091,945	(4,975,214,654)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(53,302,535)	(15,166,313)
Class I	(173,674,445)	(75,653,553)
Distributions from realized gain
Class A	—	(29,650,459)
Class I	—	(120,095,288)

Total distributions to shareholders	(226,976,980)	(240,565,613)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	1,339,361,355	1,321,755,001
Class I	2,951,347,838	3,516,468,830
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	51,235,076	40,734,425
Class I	124,414,774	135,373,131
Cost of shares redeemed
Class A	(796,724,175)	(970,647,441)
Class I	(2,299,984,847)	(2,033,638,610)

Net increase from Fund share transactions	1,369,650,021	2,010,045,336

Net increase (decrease) in net assets	2,603,764,986	(3,205,734,931)

NET ASSETS
Beginning of year	6,527,729,650	9,733,464,581

End of year (including undistributed net investment income (loss) of $411,290,022 and $22,382,409, respectively)	$9,131,494,636	$6,527,729,650

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	201

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio Total Return Bond Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$58,862,088	$52,542,734
Net realized gain (loss) on investments	(16,111,380)	20,504,240
Net change in unrealized appreciation (depreciation) of investments	184,840,308	(133,942,598)

Net increase (decrease) in net assets resulting from operations	227,591,016	(60,895,624)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(15,140,174)	(13,866,138)
Class I	(56,438,166)	(52,826,865)
Class R	—	(55)
Consultant Class	—	(53)
Distributions from realized gain
Class A	(3,273,465)	—
Class I	(10,279,203)	—

Total distributions to shareholders	(85,131,008)	(66,693,111)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	147,840,856	299,005,628
Class I	530,039,756	721,424,984
Class R	—	1,010
Consultant Class	—	1,010
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	17,725,866	12,878,273
Class I	39,412,940	33,841,801
Class R	—	54
Consultant Class	—	55
Cost of shares redeemed
Class A	(168,566,731)	(125,593,971)
Class I	(405,092,093)	(477,662,128)
Class R	—	(961)
Consultant Class	—	(959)

Net increase from Fund share transactions	161,360,594	463,894,796

Net increase in net assets	303,820,602	336,306,061

NET ASSETS
Beginning of year	1,265,914,795	929,608,734

End of year (including undistributed net investment loss of $(6,316,396) and $(629,642), respectively)	$1,569,735,397	$1,265,914,795

See Notes to Financial Statements

202	Artio Global Funds ï 2009 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio Global High Income Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$64,215,393	$21,640,460
Net realized gain (loss) on investments	(11,398,781)	121,512
Net change in unrealized appreciation (depreciation) of investments	274,614,152	(118,031,047)

Net increase (decrease) in net assets resulting from operations	327,430,764	(96,269,075)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(26,042,197)	(7,977,842)
Class I	(39,483,744)	(13,485,115)
Consultant Class	—	(56)
Return of capital
Class A	(5,125,386)	—
Class I	(7,770,829)	—

Total distributions to shareholders	(78,422,156)	(21,463,013)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	679,159,672	193,918,312
Class I	787,876,363	229,788,508
Consultant Class	—	1,010
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	29,332,975	7,217,074
Class I	36,506,876	6,481,358
Consultant Class	—	56
Cost of shares redeemed
Class A	(233,104,717)	(110,526,895)
Class I	(260,336,225)	(95,113,250)
Consultant Class	—	(783)

Net increase from Fund share transactions	1,039,434,944	231,765,390

Net increase in net assets	1,288,443,552	114,033,302

NET ASSETS
Beginning of year	361,151,039	247,117,737

End of year (including undistributed net investment income of $1,209,850 and $2,545,139, respectively)	$1,649,594,591	$361,151,039

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	203

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Microcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(31,881)	$(61,992)
Net realized loss on investments	(254,236)	(1,490,784)
Net change in unrealized appreciation (depreciation) of investments	1,341,679	(1,886,021)

Net increase (decrease) in net assets resulting from operations	1,055,562	(3,438,797)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from realized gain
Class A	—	(415,935)
Class I	—	(421,345)
Consultant Class	—	(149)

Total distributions to shareholders	—	(837,429)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	1,295,639	103,338
Class I	392,317	202,765
Consultant Class	—	1,010
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	—	414,730
Class I	—	418,948
Consultant Class	—	149
Cost of shares redeemed
Class A	(586,054)	(133,056)
Class I	(164,113)	(121,945)
Consultant Class	—	(565)

Net increase from Fund share transactions	937,789	885,374

Net increase (decrease) in net assets	1,993,351	(3,390,852)

NET ASSETS
Beginning of year	4,067,470	7,458,322

End of year (including undistributed net investment loss of $(28,976) and $(31,446), respectively)	$6,060,821	$4,067,470

See Notes to Financial Statements

204	Artio Global Funds ï 2009 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Smallcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(23,505)	$(11,853)
Net realized gain (loss) on investments	372,747	(1,725,268)
Net change in unrealized appreciation (depreciation) of investments	1,230,793	(1,899,865)

Net increase (decrease) in net assets resulting from operations	1,580,035	(3,636,986)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from realized gain
Class A	—	(898,222)
Class I	—	(886,173)
Consultant Class	—	(306)

Total distributions to shareholders	—	(1,784,701)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	8,479,268	612,375
Class I	427,454	217,869
Consultant Class	—	1,010
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	—	890,036
Class I	—	886,050
Consultant Class	—	306
Cost of shares redeemed
Class A	(743,583)	(303,461)
Class I	(170,096)	(100,410)
Consultant Class	—	(601)

Net increase from Fund share transactions	7,993,043	2,203,174

Net increase (decrease) in net assets	9,573,078	(3,218,513)

NET ASSETS
Beginning of year	5,193,789	8,412,302

End of year (including undistributed net investment loss of $(28,976) and $(31,446), respectively)	$14,766,867	$5,193,789

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	205

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Midcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,128	$4,459
Net realized loss on investments	(605,528)	(1,351,480)
Net change in unrealized appreciation (depreciation) of investments	1,372,735	(1,780,265)

Net increase (decrease) in net assets resulting from operations	781,335	(3,127,286)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Distributions from realized gain
Class A	—	(278,849)
Class I	—	(294,292)
Consultant Class	—	(98)
Return of capital
Class I	—	(12,217)
Consultant Class	—	(4)

Total distributions to shareholders	—	(585,460)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	103,437	108,818
Class I	60,785	115,045
Consultant Class	—	1,010
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	—	278,853
Class I	—	303,338
Consultant Class	—	102
Cost of shares redeemed
Class A	(139,466)	(127,026)
Class I	(190,574)	(132,880)
Consultant Class	—	(597)

Net increase (decrease) from Fund share transactions	(165,818)	546,663

Net increase (decrease) in net assets	615,517	(3,166,083)

NET ASSETS
Beginning of year	4,321,340	7,487,423

End of year (including undistributed net investment loss of $(15,766) and $(28,463), respectively)	$4,936,857	$4,321,340

See Notes to Financial Statements

206	Artio Global Funds ï 2009 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Multicap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$25,830	$(2,919)
Net realized loss on investments	(367,589)	(1,482,540)
Net change in unrealized appreciation (depreciation) of investments	1,247,045	(1,508,727)

Net increase (decrease) in net assets resulting from operations	905,286	(2,994,186)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class I	(797)	(9,248)
Consultant Class	—	(5)
Distributions from realized gain
Class A	—	(317,605)
Class I	—	(351,375)
Consultant Class	—	(115)

Total distributions to shareholders	(797)	(678,348)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	118,712	63,447
Class I	72,052	66,622
Consultant Class	—	1,010
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	—	317,605
Class I	576	358,288
Consultant Class	—	120
Cost of shares redeemed
Class A	(126,590)	(222,137)
Class I	(307,842)	(102,924)
Consultant Class	—	(612)

Net increase (decrease) from Fund share transactions	(243,092)	481,419

Net increase (decrease) in net assets	661,397	(3,191,115)

NET ASSETS
Beginning of year	4,376,382	7,567,497

End of year (including undistributed net investment loss of $(1,550) and $(26,600), respectively)	$5,037,779	$4,376,382

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	207

FINANCIAL HIGHLIGHTS

Artio Global Equity Fund Inc.
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2009	2008	2007	2006	2005 (2)
Net Asset Value, beginning of year	$27.23	$47.02	$38.23	$31.45	$26.90

Income (loss) from investment operations:
Net investment income (3)	0.27	0.32	0.33	0.23	0.21
Net realized and unrealized gain (loss) on investments	5.15	(20.03)	8.46	6.55	4.36

Total income (loss) from investment operations	5.42	(19.71)	8.79	6.78	4.57

Less distributions:
From net investment income	(0.10)	(0.08)	—	—	(0.02)

Total Distributions	(0.10)	(0.08)	—	—	(0.02)

Net Asset Value, end of year	$32.55 †	$27.23	$47.02	$38.23	$31.45

Total Return	19.94%	(42.00)%	23.02%	21.56%	17.00%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$17,703	$16,045	$38,995	$29,852	$34,608

Ratio of net investment income to average net assets	0.99%	0.79%	0.78%	0.65%	0.71%
Ratio of net expenses to average net assets (1)(4)	1.40%	1.45%	1.42%	1.42%	1.51%
Ratio of net expenses to average net assets (1)	1.40%	1.40%	1.40%	1.40%	1.50%

Portfolio turnover rate	320%	200%	185%	162%	118%

(1) The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such an action not been taken, the operating expenses ratios would have been:
Ratio of gross expenses to average net assets (4)	1.89%	1.75%	1.99%	2.26%	2.99%
Ratio of gross expenses to average net assets	1.89%	1.70%	1.97%	2.24%	2.98%

(2)	Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.
(3)	Based on average shares outstanding during the period.
(4)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for Global Equity Fund Class A shares was $32.54.

See Notes to Financial Statements

208	Artio Global Funds ï 2009 Annual Report

FINANCIAL HIGHLIGHTS

Artio Global Equity Fund Inc.
For a share outstanding throughout each period

	Class I
					Period Ended
	Year Ended October 31,				October 31,
	2009	2008	2007	2006	2005 (2)(3)
Net Asset Value, beginning of period	$27.55 †	$47.45	$38.48	$31.58	$30.80

Income (loss) from investment operations:
Net investment income (4)	0.35	0.39	0.46	0.38	0.23
Net realized and unrealized gain (loss) on investments	5.17	(20.10)	8.51	6.52	0.56

Total income (loss) from investment operations	5.52	(19.71)	8.97	6.90	0.79

Less distributions:
From net investment income	(0.27)	(0.19)	—	— (5)	(0.01)

Total Distributions	(0.27)	(0.19)	—	— (5)	(0.01)

Net Asset Value, end of period	$32.80 †	$27.55 †	$47.45	$38.48	$31.58

Total Return	20.23%	(41.68)%	23.31%	21.89%	2.56	%(6)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$50,021	$47,518	$74,033	$29,598	$16,810

Ratio of investment income to average net assets	1.27%	0.98%	1.08%	1.06%	1.15	%(7)
Ratio of net expenses to average net assets (1)(8)	1.15%	1.20%	1.17%	1.17%	1.17	%(7)
Ratio of net expenses to average net assets (1)	1.15%	1.15%	1.15%	1.15%	1.15	%(7)

Portfolio turnover rate	320%	200%	185%	162%	118	%(6)

(1) The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such an action not been taken, the operating expenses ratios would have been:
Ratio of gross expenses to average net assets (8)	1.50%	1.45%	1.65%	1.88%	2.51	%(7)
Ratio of gross expenses to average net assets	1.50%	1.40%	1.63%	1.86%	2.49	%(7)

(2)	Commenced operations on March 14, 2005.
(3)	Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.
(4)	Based on average shares outstanding during the period.
(5)	Rounds to less than $0.01.
(6)	Not annualized.
(7)	Annualized.
(8)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAVs for shareholder transaction activity for Global Equity Fund Class I shares were $32.79 and $27.56 for October 31, 2009 and 2008, respectively.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	209

FINANCIAL HIGHLIGHTS

Artio International Equity Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2009		2008	2007	2006	2005
Net Asset Value, beginning of year	$24.46	†	$51.95	$43.09	$34.29	$28.99

Income (loss) from investment operations:
Net investment income (1)	0.26		0.52	0.71	0.50	0.35
Net realized and unrealized gain (loss) on investments	3.94		(22.03)	12.60	9.87	5.98

Total income (loss) from investment operations	4.20		(21.51)	13.31	10.37	6.33

Less distributions:
From net investment income	(0.46)		(0.72)	(0.28)	—	(0.45)
From net realized gains on investments	—		(5.26)	(4.17)	(1.57)	(0.58)

Total Distributions	(0.46)		(5.98)	(4.45)	(1.57)	(1.03)

Net Asset Value, end of year	$28.20		$24.46 †	$51.95	$43.09	$34.29

Total Return	17.62%		(46.49)%	33.33%	31.20%	22.19%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$4,368,400		$4,884,851	$11,619,663	$9,092,359	$7,018,030

Ratio of net investment income to average net assets	1.09%		1.31%	1.54%	1.28%	1.09%
Ratio of net expenses to average net assets (2)	1.26%		1.22%	1.24%	1.24%	1.32%
Ratio of net expenses to average net assets	1.21	%(3)	1.13%	1.19%	1.19%	1.31%

Portfolio turnover rate	201%		55%	51%	62%	57%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 1.21% and 1.13% for the periods ended October 31, 2009 and 2008, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class A shares was $24.44. The NAV above has been restated to correct an error which was identified subsequent to the close of the fiscal year.

See Notes to Financial Statements

210	Artio Global Funds ï 2009 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2009		2008	2007	2006	2005
Net Asset Value, beginning of year	$25.09	†	$53.15	$43.97	$34.96	$29.47

Income (loss) from investment operations:
Net investment income (1)	0.33		0.63	0.85	0.52	0.44
Net realized and unrealized gain (loss) on investments	4.03		(22.60)	12.88	10.15	6.09

Total income (loss) from investment operations	4.36		(21.97)	13.73	10.67	6.53

Less distributions:
From net investment income	(0.56)		(0.83)	(0.38)	—	(0.46)
From net realized gains on investments	—		(5.26)	(4.17)	(1.66)	(0.58)

Total Distributions	(0.56)		(6.09)	(4.55)	(1.66)	(1.04)

Net Asset Value, end of year	$28.89		$25.09 †	$53.15	$43.97	$34.96

Total Return	17.91%		(46.37)%	33.65%	31.53%	22.52%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$6,389,926		$6,878,409	$15,310,511	$11,077,753	$8,220,356

Ratio of investment income to average net assets	1.36%		1.56%	1.81%	1.29%	1.33%
Ratio of net expenses to average net assets (2)	1.01%		0.98%	0.99%	0.99%	1.05%
Ratio of net expenses to average net assets	0.95	%(3)	0.89%	0.94%	0.94%	1.04%

Portfolio turnover rate	201%		55%	51%	62%	57%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 0.95% and 0.89% for the periods ended October 31, 2009 and 2008, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class I shares was $25.07. The NAV above has been restated to correct an error which was identified subsequent to the close of the fiscal year.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	211

FINANCIAL HIGHLIGHTS

Artio International Equity Fund II
For a share outstanding throughout each period

	Class A
					Period Ended
	Year Ended October 31,				October 31,
	2009	2008	2007	2006	2005 (1)
Net Asset Value, beginning of period	$10.15 †	$18.31	$14.07	$10.94	$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	0.09	0.19	0.31	0.16	(0.01)
Net realized and unrealized gain (loss) on investments	1.71	(7.94)	4.01	2.97	0.95

Total income (loss) from investment operations	1.80	(7.75)	4.32	3.13	0.94

Less distributions:
From net investment income	(0.33)	(0.14)	(0.03)	—	—
From net realized gains on investments	—	(0.27)	(0.05)	—	—

Total Distributions	(0.33)	(0.41)	(0.08)	—	—

Net Asset Value, end of period	$11.62	$10.15 †	$18.31	$14.07	$10.94

Total Return	18.23%	(43.18)%	30.89%	28.73%	9.30	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$2,146,222	$1,309,002	$1,980,188	$722,531	$127,435

Ratio of net investment income (loss) to average net assets	0.87%	1.25%	1.93%	1.25%	(0.11	)%(4)
Ratio of net expenses to average net assets (5)(6)	1.27%	1.28%	1.31%	1.33%	1.36	%(4)
Ratio of net expenses to average net assets (7)	1.24%	1.21%	1.29%	1.32%	1.35	%(4)

Portfolio turnover rate	205%	89%	64%	61%	38	%(3)

(1)	Commenced operations on May 4, 2005.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(6)	On March 1, 2006, the expense cap changed from 1.35% to 1.32%.
(7)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 1.25%, 1.21%, 1.28%, 1.32% and 2.06% for the periods ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class A shares was $10.16.

See Notes to Financial Statements

212	Artio Global Funds ï 2009 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund II
For a share outstanding throughout each period

	Class I
					Period Ended
	Year Ended October 31,				October 31,
	2009	2008	2007	2006	2005 (1)
Net Asset Value, beginning of period	$10.22 †	$18.42	$14.14	$10.96	$10.00

Income (loss) from investment operations:
Net investment income (2)	0.12	0.23	0.37	0.20	—
Net realized and unrealized gain (loss) on investments	1.72	(7.99)	4.02	2.98	0.96

Total income (loss) from investment operations	1.84	(7.76)	4.39	3.18	0.96

Less distributions:
From net investment income	(0.36)	(0.17)	(0.06)	—	—
From net realized gains on investments	—	(0.27)	(0.05)	—	—

Total Distributions	(0.36)	(0.44)	(0.11)	—	—

Net Asset Value, end of period	$11.70	$10.22 †	$18.42	$14.14	$10.96

Total Return	18.59%	(43.03)%	31.15%	29.11%	9.60	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$6,985,273	$5,218,728	$7,753,276	$2,439,754	$297,617

Ratio of net investment income (loss) to average net assets	1.18%	1.48%	2.28%	1.54%	(0.01	)%(4)
Ratio of net expenses to average net assets (5)(6)	1.02%	1.00%	1.03%	1.06%	1.09	%(4)
Ratio of net expenses to average net assets (7)	0.98%	0.93%	1.01%	1.05%	1.08	%(4)

Portfolio turnover rate	205%	89%	64%	61%	38	%(3)

(1)	Commenced operations on May 4, 2005.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(6)	On March 1, 2006, the expense cap changed from 1.08% to 1.05%.
(7)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 0.99%, 0.93%, 1.01%, 1.05% and 1.60% for the periods ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class I shares was $10.23.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	213

FINANCIAL HIGHLIGHTS

Artio Total Return Bond Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$12.21	$13.41	$13.08	$13.33	$13.37

Income (loss) from investment operations:
Net investment income (1)	0.51	0.57	0.57	0.56	0.42
Net realized and unrealized gain (loss) on investments	1.54	(1.07)	0.29	0.07	0.10

Total income (loss) from investment operations	2.05	(0.50)	0.86	0.63	0.52

Less distributions:
From net investment income	(0.62)	(0.70)	(0.53)	(0.77)	(0.46)
From net realized gains on investments	(0.13)	—	—	(0.11)	(0.10)

Total Distributions	(0.75)	(0.70)	(0.53)	(0.88)	(0.56)

Net Asset Value, end of year	$13.51	$12.21	$13.41	$13.08	$13.33

Total Return	17.27%	(4.01)%	6.75%	4.98%	3.93%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$331,224	$302,869	$148,603	$103,732	$68,223

Ratio of net investment income to average net assets	3.98%	4.27%	4.34%	4.32%	3.11%
Ratio of net expenses to average net assets (2)	0.69%	0.69%	0.69%	0.69%	0.78%
Ratio of net expenses to average net assets (3)	0.69%	0.69%	0.69%	0.69%	0.77%

Portfolio turnover rate(4)	289%	341%	433%	411%	202%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratios would have been 0.69%, 0.72%, 0.81%, 0.83%, and 0.93% for the periods ended October 31, 2009, 2008, 2007, 2006, and 2005, respectively.
(4)	The portfolio turnover rate not including TBA transactions was 159%, 238%, 220%, 174%, and 67% for the years ended October 31, 2009, 2008, 2007, 2006 and 2005.

See Notes to Financial Statements

214	Artio Global Funds ï 2009 Annual Report

FINANCIAL HIGHLIGHTS

Artio Total Return Bond Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$12.20	$13.43	$13.12	$13.38	$13.41

Income (loss) from investment operations:
Net investment income (1)	0.54	0.57	0.61	0.60	0.47
Net realized and unrealized gain (loss) on investments	1.53	(1.04)	0.29	0.07	0.08

Total income (loss) from investment operations	2.07	(0.47)	0.90	0.67	0.55

Less distributions:
From net investment income	(0.67)	(0.76)	(0.59)	(0.82)	(0.48)
From net realized gains on investments	(0.13)	—	—	(0.11)	(0.10)

Total Distributions	(0.80)	(0.76)	(0.59)	(0.93)	(0.58)

Net Asset Value, end of year	$13.47	$12.20	$13.43	$13.12	$13.38

Total Return	17.56%	(3.84)%	7.13%	5.25%	4.10%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,238,512	$963,045	$781,006	$399,187	$141,145

Ratio of investment income to average net assets	4.26%	4.27%	4.61%	4.64%	3.50%
Ratio of net expenses to average net assets (2)	0.43%	0.44%	0.44%	0.44%	0.47%
Ratio of net expenses to average net assets (3)	0.44%	0.44%	0.44%	0.44%	0.47%

Portfolio turnover rate(4)	289%	341%	433%	411%	202%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratios would have been 0.43%, 0.46%, 0.54%, 0.56%, and 0.65% for periods ended October 31, 2009, 2008, 2007, 2006, and 2005, respectively.
(4)	The portfolio turnover rate not including TBA transactions was 159%, 238%, 220%, 174%, and 67% for the years ended October 31, 2009, 2008, 2007, 2006 and 2005.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	215

FINANCIAL HIGHLIGHTS

Artio Global High Income Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$8.08	$11.05	$10.99	$11.93	$12.07

Income (loss) from investment operations:
Net investment income (1)	0.71	0.68	0.76	0.68	0.73
Net realized and unrealized gain (loss) on investments	2.42	(3.00)	0.15	0.43	(0.01)

Total income (loss) from investment operations	3.13	(2.32)	0.91	1.11	0.72

Less distributions:
From net investment income	(0.78)	(0.65)	(0.68)	(1.17)	(0.71)
From net realized gains on investments	—	—	(0.10)	(0.88)	(0.15)
Return of capital	(0.15)	—	(0.07)	—	—

Total Distributions	(0.93)	(0.65)	(0.85)	(2.05)	(0.86)

Net Asset Value, end of year	$10.28	$8.08	$11.05	$10.99	$11.93

Total Return	42.71%	(22.12)%	8.58%	10.49%	6.15%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$715,541	$139,340	$94,348	$45,930	$36,166

Ratio of net investment income to average net assets	7.83%	6.67%	6.89%	6.16%	6.01%
Ratio of net expenses to average net assets (2)(3)	1.01%	1.02%	1.01%	1.10%	1.28%
Ratio of net expenses to average net assets (2)(4)	1.00%	1.00%	1.00%	1.08%	1.25%

Portfolio turnover rate	43%	28%	63%	96%	99%

(1)	Based on average shares outstanding during the period.
(2)	On March 1, 2006, the expense cap changed from 1.25% to 1.00%.
(3)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and reimbursement of expense previously assumed by the Fund’s investment advisor.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expenses ratios would have been 1.01%, 1.08%, 1.20%, 1.35% and 1.30% for the periods ended October 31, 2009 ,2008, 2007, 2006 and 2005.

See Notes to Financial Statements

216	Artio Global Funds ï 2009 Annual Report

FINANCIAL HIGHLIGHTS

Artio Global High Income Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$7.82	$10.71	$10.66	$11.61	$12.01

Income (loss) from investment operations:
Net investment income (1)	0.70	0.69	0.77	0.70	0.78
Net realized and unrealized gain (loss) on investments	2.33	(2.90)	0.14	0.40	(0.05)

Total income (loss) from investment operations	3.03	(2.21)	0.91	1.10	0.73

Less distributions:
From net investment income	(0.79)	(0.68)	(0.68)	(1.17)	(0.98)
From net realized gains on investments	—	—	(0.10)	(0.88)	(0.15)
Return of capital	(0.16)	—	(0.08)	—	—

Total Distributions	(0.95)	(0.68)	(0.86)	(2.05)	(1.13)

Net Asset Value, end of year	$9.90	$7.82	$10.71	$10.66	$11.61

Total Return	42.99%	(21.84)%	8.82%	10.76%	6.37%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$934,054	$221,811	$152,769	$35,100	$7,586

Ratio of investment income to average net assets	8.10%	6.93%	7.15%	6.61%	6.47%
Ratio of net expenses to average net assets (2)(3)	0.76%	0.77%	0.76%	0.81%	1.03%
Ratio of net expenses to average net assets (2)(4)	0.75%	0.75%	0.75%	0.79%	1.00%

Portfolio turnover rate	43%	28%	63%	96%	99%

(1)	Based on average shares outstanding during the period.
(2)	On March 1, 2006, the expense cap changed from 1.00% to 0.75%.
(3)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and reimbursement of expense previously assumed by the Fund’s investment advisor.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such an action not been taken, the operating expense ratios would have been 0.74%, 0.79%, 0.92%, 1.08% and 1.04% for the periods ended October 31, 2009, 2008, 2007, 2006 and 2005.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	217

FINANCIAL HIGHLIGHTS

Artio U.S. Microcap Fund
For a share outstanding throughout each period

	Class A
					Period Ended
	Year Ended October 31,				October 31,
	2009	2008		2007	2006 (1)
Net Asset Value, beginning of period	$6.04	$12.66		$11.26	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.06)	(0.11)		(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	1.72	(5.11)		1.51	1.29

Total income (loss) from investment operations	1.66	(5.22)		1.40	1.26

Less distributions:
From net realized gains on investments	—	(1.40)		—	—

Total Distributions	—	(1.40)		—	—

Net Asset Value, end of period	$7.70	$6.04		$12.66	$11.26

Total Return	27.48%	(45.85	)%(4)	12.43%	12.60	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$3,236	$2,021		$3,781	$2,955

Ratio of net investment loss to average net assets	(0.92)%	(1.19)%		(0.90)%	(0.99	)%(5)
Ratio of net expenses to average net assets (6)	1.80%	1.80%		1.80%	1.80	%(5)

Portfolio turnover rate	276%	215%		172%	19	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	The net effect to total return, for a reimbursement made by the investment adviser due to a transaction in error is 0.24%.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 4.25%, 3.80%, 3.52% and 4.52% for the periods ended October 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements

218	Artio Global Funds ï 2009 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Microcap Fund
For a share outstanding throughout each period

	Class I
					Period Ended
	Year Ended October 31,				October 31,
	2009	2008		2007	2006 (1)
Net Asset Value, beginning of period	$6.05 †	$12.71		$11.27	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.04)	(0.08)		(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	1.74	(5.12)		1.51	1.29

Total income (loss) from investment operations	1.70	(5.20)		1.44	1.27

Less distributions:
From net realized gains on investments	—	(1.46)		—	—

Total Distributions	—	(1.46)		—	—

Net Asset Value, end of period	$7.75	$6.05	†	$12.71	$11.27

Total Return	27.89%	(45.63	)%(4)	12.88%	12.60	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$2,825	$2,046		$3,677	$2,816

Ratio of net investment loss to average net assets	(0.60)%	(0.89)%		(0.60)%	(0.69	)%(5)
Ratio of net expenses to average net assets (6)	1.50%	1.50%		1.50%	1.50	%(5)

Portfolio turnover rate	276%	215%		172%	19	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	The net effect to total return, for a reimbursement made by the investment adviser due to a transaction in error is 0.24%.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating annualized expense ratio would have been 3.60%, 3.32%, 3.08% and 4.03% for the periods ended October 31, 2009, 2008, 2007 and 2006.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for U.S. Microcap Fund Class I shares was $6.06 for the year ended October 31, 2008.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	219

FINANCIAL HIGHLIGHTS

Artio U.S. Smallcap Fund
For a share outstanding throughout each period

	Class A
				Period Ended
	Year Ended October 31,			October 31,
	2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$6.32	$14.13	$11.10	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.04)	(0.03)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	2.20	(4.82)	3.31	1.11

Total income (loss) from investment operations	2.16	(4.85)	3.21	1.10

Less distributions:
From net realized gains on investments	—	(2.96)	(0.18)	—

Total Distributions	—	(2.96)	(0.18)	—

Net Asset Value, end of period	$8.48	$6.32	$14.13	$11.10

Total Return	34.18%	(41.89)%	29.44%	11.00	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$11,277	$2,743	$4,339	$2,807

Ratio of net investment loss to average net assets	(0.52)%	(0.31)%	(0.85)%	(0.29	)%(4)
Ratio of net expenses to average net assets (5)	1.50%	1.50%	1.50%	1.50	%(4)

Portfolio turnover rate	281%	253%	238%	13	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating annualized expense ratio would have been 2.88%, 3.21%, 2.97% and 4.22% for the periods ended October 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements

220	Artio Global Funds ï 2009 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Smallcap Fund
For a share outstanding throughout each period

	Class I
				Period Ended
	Year Ended October 31,			October 31,
	2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$6.33	$14.18	$11.11	$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	(0.01)	— (3)	(0.06)	—
Net realized and unrealized gain (loss) on investments	2.20	(4.84)	3.32	1.11

Total income (loss) from investment operations	2.19	(4.84)	3.26	1.11

Less distributions:
From net investment income	—	—	(0.01)	—
From net realized gains on investments	—	(3.01)	(0.18)	—

Total Distributions	—	(3.01)	(0.19)	—

Net Asset Value, end of period	$8.52	$6.33	$14.18	$11.11

Total Return	34.60%	(41.70)%	29.75%	11.10	%(4)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$3,490	$2,450	$4,073	$2,777

Ratio of net investment income (loss) to average net assets	(0.12)%	(0.02)%	(0.52)%	0.01	%(5)
Ratio of net expenses to average net assets (6)	1.20%	1.20%	1.20%	1.20	%(5)

Portfolio turnover rate	281%	253%	238%	13	%(4)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Rounds to less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating annualized expense ratio would have been 2.59%, 2.78%, 2.79% and 3.68% for the periods ended October 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	221

FINANCIAL HIGHLIGHTS

Artio U.S. Midcap Fund
For a share outstanding throughout each period

	Class A
				Period Ended
	Year Ended October 31,			October 31,
	2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$6.81	$12.74	$11.05	$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	0.01	(0.01)	0.05	0.01
Net realized and unrealized gain (loss) on investments	1.33	(4.94)	1.81	1.04

Total income (loss) from investment operations	1.34	(4.95)	1.86	1.05

Less distributions:
From net investment income	—	—	(0.13)	—
From net realized gains on investments	—	(0.98)	(0.04)	—

Total Distributions	—	(0.98)	(0.17)	—

Net Asset Value, end of period	$8.15	$6.81	$12.74	$11.05

Total Return	19.68%	(41.91)%	17.16%	10.50	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$2,442	$2,096	$3,646	$2,887

Ratio of net investment income (loss) to average net assets	0.19%	(0.08)%	0.43%	0.52	%(4)
Ratio of net expenses to average net assets (5)	1.35%	1.35%	1.35%	1.35	%(4)

Portfolio turnover rate	232%	209%	155%	11	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating annualized expense ratio would have been 3.71%, 3.10%, 2.98% and 3.94% for the periods ended October 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements

222	Artio Global Funds ï 2009 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Midcap Fund
For a share outstanding throughout each period

	Class I
				Period Ended
	Year Ended October 31,			October 31,
	2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$6.82	$12.76	$11.06	$10.00

Income (loss) from investment operations:
Net investment income (2)	0.03	0.02	0.09	0.01
Net realized and unrealized gain (loss) on investments	1.33	(4.94)	1.80	1.05

Total income (loss) from investment operations	1.36	(4.92)	1.89	1.06

Less distributions:
From net investment income	—	0.00	(0.15)	—
From net realized gains on investments	—	(0.98)	(0.04)	—
Return of capital	—	(0.04)	—	—

Total Distributions	—	(1.02)	(0.19)	—

Net Asset Value, end of period	$8.18	$6.82	$12.76	$11.06

Total Return	19.94%	(41.72)%	17.47%	10.60	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$2,495	$2,226	$3,842	$2,765

Ratio of investment income to average net assets	0.49%	0.22%	0.77%	0.22	%(4)
Ratio of net expenses to average net assets (5)	1.05%	1.05%	1.05%	1.05	%(4)

Portfolio turnover rate	232%	209%	155%	11	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating annualized expense ratio would have been 3.01%, 2.62%, 2.51% and 3.46% for the periods ended October 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	223

FINANCIAL HIGHLIGHTS

Artio U.S. Multicap Fund
For a share outstanding throughout each period

	Class A
				Period Ended
	Year Ended October 31,			October 31,
	2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$6.93	$12.84	$11.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	0.03	(0.02)	0.07	—	(3)
Net realized and unrealized gain (loss) on investments	1.48	(4.75)	1.85	1.10

Total income (loss) from investment operations	1.51	(4.77)	1.92	1.10

Less distributions:
From net investment income	—	—	(0.13)	—
From net realized gains on investments	—	(1.14)	(0.05)	—

Total Distributions	—	(1.14)	(0.18)	—

Net Asset Value, end of period	$8.44	$6.93	$12.84	$11.10

Total Return	21.79%	(40.40)%	17.47%	11.00	%(4)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$2,525	$2,048	$3,620	$2,780

Ratio of net investment income (loss) to average net assets	0.46%	(0.21)%	0.58%	(0.03	)%(5)
Ratio of net expenses to average net assets (6)	1.30%	1.30%	1.30%	1.30	%(5)

Portfolio turnover rate	240%	214%	152%	15	%(4)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Amount was less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating annualized expense ratio would have been 3.63%, 3.14%, 2.93% and 3.87% for the period ended October 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements

224	Artio Global Funds ï 2009 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Multicap Fund
For a share outstanding throughout each period

	Class I
				Period Ended
	Year Ended October 31,			October 31,
	2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$6.94	$12.86	$11.11	$10.00

Income (loss) from investment operations:
Net investment income (2)	0.05	0.01	0.12	0.01
Net realized and unrealized gain (loss) on investments	1.49	(4.76)	1.84	1.10

Total income (loss) from investment operations	1.54	(4.75)	1.96	1.11

Less distributions:
From net investment income	— (3)	(0.03)	(0.16)	—
From net realized gains on investments	—	(1.14)	(0.05)	—

Total Distributions	— (3)	(1.17)	(0.21)	—

Net Asset Value, end of period	$8.48	$6.94	$12.86	$11.11

Total Return	22.24%	(40.26)%	17.79%	11.10	%(4)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$2,513	$2,328	$3,947	$2,778

Ratio of investment income to average net assets	0.76%	0.09%	0.99%	0.27	%(5)
Ratio of net expenses to average net assets (6)	1.00%	1.00%	1.00%	1.00	%(5)

Portfolio turnover rate	240%	214%	152%	15	%(4)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Amount was less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating annualized expense ratio would have been 2.97%, 2.63%, 2.42% and 3.33% for the period ended October 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements

Artio Global Funds ï 2009 Annual Report	225

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Artio Global Funds consist of the Artio Global Equity Fund Inc. (“Global Equity Fund”) and the Artio Global Investment Funds (the “Trust”). As of October 31, 2009, the Artio Global Funds are comprised of nine funds (each a “Fund” and together, the “Funds”).

The Global Equity Fund was incorporated under the laws of the State of Maryland on May 23, 1990 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust is registered with the SEC under the 1940 Act, as an open-end management investment company. As of October 31, 2009, the Trust offered eight diversified investment funds: Artio International Equity Fund (the “International Equity Fund”), Artio International Equity Fund II (the “International Equity Fund II”), Artio Total Return Bond Fund (the “Total Return Bond Fund”), Artio Global High Income Fund (the “Global High Income Fund” ), Artio U.S. Microcap Fund (the “U.S. Microcap Fund”), Artio U.S. Smallcap Fund (the “U.S. Smallcap Fund”), Artio U.S. Midcap Fund (the “U.S. Midcap Fund”) and Artio U.S. Multicap Fund (the “U.S. Multicap Fund” ). Each investment fund is diversified except the Total Return Bond Fund which is a non-diversified fund.

The International Equity Fund is closed to new shareholders (at the account level). This excludes 401(k) plans that have existing investments in the Fund through related 401(k) plans and new plan participants within 401(k) plans that hold positions in the Fund. In addition, existing shareholders may continue to invest.

Each of the Artio Global Funds offers multiple share classes. As of October 31, 2009, all of the Funds offered Class A and Class I shares. Prior to October 31, 2008, Global Equity Fund, Total Return Bond Fund, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund offered Consultant Class shares. Consultant Class shares were offered primarily through financial advisers, including brokers, and other entities that have a dealer agreement with the Funds’ distributor. Consultant class shares were liquidated on October 31, 2008. Prior to October 31, 2008, Global Equity and Total Return Bond Fund offered Class R shares. Class R shares were offered exclusively through certain tax-exempt retirement plans. Class R shares were liquidated on October 31, 2008. The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ Prospectuses. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and

226	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocate d daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. Following are the objectives for the Funds:

Fund	Investment Objective
Global Equity Fund	Seeks to maximize total return, principally through capital appreciation.
International Equity Fund	Seeks long term growth of capital.
International Equity Fund II	Seeks long term growth of capital.
Total Return Bond Fund	Seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund’s portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.
U.S. Microcap Fund	Seeks to achieve long term growth of capital.
U.S. Smallcap Fund	Seeks to achieve long term growth of capital.
U.S. Midcap Fund	Seeks to achieve long term growth of capital.
U.S. Multicap Fund	Seeks to achieve long term growth of capital.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

a) Portfolio valuation: Each Fund’s assets for which market quotations are readily available are valued at fair market value on the basis of quotations furnished by a pricing service or provided by securities dealers. Equity investments are generally valued using the last sale price or official closing price taken from the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current quoted bid and asked prices. Fixed income securities are generally valued using prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in

Artio Global Funds ï 2009 Annual Report	227

NOTES TO FINANCIAL STATEMENTS (Continued)

accordance with valuation procedures (“Valuation Procedures”) approved by the Global Equity Fund Board of Director’s, and the Trusts’ Board of Trustees (each a “Board” and collectively, “the Boards”), as applicable.

The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost. To the extent each Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing.

When market quotations or exchange rates are not readily available, or if the Adviser believes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures. For options, swaps and warrants, a fair value price may be determined using an industry accepted modeling tool. In addition, the Adviser, through its pricing committee may determine the fair value price based upon multiple factors as set forth in the Valuation Procedures approved by the Boards. The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Funds’ NAV calculations. Under certain conditions, the Boards have approved an independent pricing service to fair value foreign securities. Fair value pricing may cause the value of the security on the books of the Funds to be different from the closing value on the non-U.S. exchange and may affect the calculation of a Funds’ NAV. Certain Funds may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly

228	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the assets or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—	Quoted prices in active markets for identical investments

Level 2—	Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Artio Global Funds ï 2009 Annual Report	229

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Funds’ investments:

Global Equity Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
United States	$25,720,011	$—	$—	$25,720,011
Japan	—	4,063,364	—	4,063,364
France	—	3,936,040	—	3,936,040
Australia	—	3,605,624	—	3,605,624
Switzerland	260,121	3,156,706	—	3,416,827
China	810,681	2,441,051	—	3,251,732
Canada	2,927,370	—	—	2,927,370
Germany	—	2,735,492	—	2,735,492
South Korea	434,304	1,600,058	—	2,034,362
United Kingdom	—	1,868,301	—	1,868,301
Russia	504,664	1,297,249	—	1,801,913
Brazil	1,667,880	—	—	1,667,880
Hong Kong	370,199	942,006	—	1,312,205
Italy	—	920,299	—	920,299
Netherlands	—	802,084	—	802,084
Austria	—	582,396	—	582,396
Finland	—	420,145	—	420,145
Ireland	375,312	—	—	375,312
India	—	365,284	—	365,284
Czech Republic	—	332,653	—	332,653
Norway	—	331,742	—	331,742
Greece	—	328,505	—	328,505
Multinational	—	298,419	—	298,419
Belgium	—	271,141	—	271,141
Poland	—	235,753	—	235,753
Singapore	—	217,445	—	217,445
Chile	209,842	—	—	209,842
South Africa	—	205,217	—	205,217
Spain	—	203,990	—	203,990
Taiwan	164,441	—	—	164,441
Turkey	—	124,613	—	124,613
Denmark	—	68,105	—	68,105

TOTAL COMMON STOCKS	33,444,825	31,353,682	—	64,798,507

230	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
EQUITY LINKED NOTES
India	$—	$745,275	$—	$745,275
Taiwan	—	714,285	—	714,285

TOTAL EQUITY LINKED NOTES	—	1,459,560	—	1,459,560

PREFERRED STOCKS
Brazil	620,505	—	—	620,505
Philippines	—	—	119	119

TOTAL PREFERRED STOCKS	620,505	—	119	620,624

INVESTMENT FUNDS
United States	543,660	—	—	543,660

TOTAL INVESTMENT FUNDS	543,660	—	—	543,660

SHORT TERM INVESTMENT COLLATERAL FROM SECURITY LENDING
United States	—	120,097	—	120,097

TOTAL INVESTMENTS	34,608,990	32,933,339	119	67,542,448

FORWARD FOREIGN EXCHANGE CONTRACTS	—	91,817	—	91,817

TOTAL	$34,608,990	$33,025,156	$119	$67,634,265

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(52,347)	$—	$(52,347)

TOTAL	$—	$(52,347)	$—	$(52,347)

Artio Global Funds ï 2009 Annual Report	231

NOTES TO FINANCIAL STATEMENTS (Continued)

Global Equity Fund
Summary Fair Value Level 3 Rollforward Report
Reporting Period: 10/31/2008—10/31/2009
Transfer In—Beginning of Period / Transfer Out—End of Period

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
	Balance as of			Unrealized						from Investments
Investments in	October 31,	Accrued Discounts		Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Securities	2008	(Premiums)	Realized Gain (Loss)	(Depreciation)	Net Purchases	Net Sales	in to Level 3	out of Level 3	October 31, 2009	October 31, 2009
COMMON STOCKS
Russia	$44,230	$—	$(241,617)	$238,430	$—	$(41,043)	$—	$—	$—	$—
EQUITY LINKED NOTES
Russia	6,726	—	(30,740)	37,682	—	(13,668)	—	—	—	—
PREFERRED STOCKS
Philippines	116	—	—	3	—	—	—	—	119	3

TOTAL	$51,072	$—	$(272,357)	$276,115	$—	$(54,711)	$—	$—	$119	$3

232	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Japan	$—	$977,820,432	$—	$977,820,432
United Kingdom	103,704	970,923,230	—	971,026,934
France	—	862,683,449	—	862,683,449
Germany	—	762,018,991	—	762,018,991
Switzerland	—	759,097,822	—	759,097,822
Australia	4,672,016	662,900,468	—	667,572,484
China	—	496,454,302	—	496,454,302
Netherlands	—	488,110,457	—	488,110,457
Russia	92,401,316	354,241,536	12,364,077	459,006,929
Canada	424,029,356	—	—	424,029,356
Italy	—	344,509,196	—	344,509,196
Spain	—	320,853,152	—	320,853,152
South Korea	—	233,330,739	—	233,330,739
Czech Republic	—	184,523,083	—	184,523,083
Hong Kong	21,335,503	145,253,846	—	166,589,349
Norway	221,161	156,408,172	—	156,629,333
Mexico	144,687,540	3,415,702	—	148,103,242
Poland	11,774,614	124,112,806	—	135,887,420
Finland	—	106,864,556	—	106,864,556
Austria	—	105,929,897	—	105,929,897
Romania	4,722,258	82,100,892	—	86,823,150
Ukraine	21,028,067	29,980,698	32,461,138	83,469,903
Sweden	—	82,577,147	—	82,577,147
Hungary	—	81,239,211	—	81,239,211
Ireland	—	77,119,760	—	77,119,760
Bulgaria	—	58,190,565	10,480,179	68,670,744
Belgium	—	68,427,767	—	68,427,767
Denmark	—	65,350,304	—	65,350,304
Multinational	10,432,497	52,418,847	—	62,851,344
Greece	—	61,218,846	—	61,218,846
Serbia	23,557,263	—	32,215,204	55,772,467
South Africa	—	34,385,989	—	34,385,989
Lebanon	7,276,536	19,818,072	—	27,094,608
Venezuela	—	—	20,797,915	20,797,915
Brazil	19,249,246	—	—	19,249,246
Portugal	—	19,075,609	—	19,075,609
Georgia	—	18,436,009	—	18,436,009
Turkmenistan	—	18,300,878	—	18,300,878
India	—	13,580,288	—	13,580,288
Indonesia	—	8,933,487	—	8,933,487

Artio Global Funds ï 2009 Annual Report	233

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Cyprus	$—	$8,726,194	$—	$8,726,194
Zambia	—	—	8,081,113	8,081,113
Turkey	—	3,824,973	—	3,824,973
Latvia	—	—	2,963,033	2,963,033
Slovenia	—	2,334,094	—	2,334,094
Lithuania	—	2,264,847	—	2,264,847
Croatia	—	39,766	—	39,766

TOTAL COMMON STOCKS	785,491,077	8,867,796,079	119,362,659	9,772,649,815

EQUITY LINKED NOTES
Taiwan	—	289,203,235	—	289,203,235
India	—	86,420,584	—	86,420,584
Ukraine	—	562,147	—	562,147

TOTAL EQUITY LINKED NOTES	—	376,185,966	—	376,185,966

PREFERRED STOCKS
Brazil	134,626,589	—	—	134,626,589
Germany	—	20,512,528	—	20,512,528
Bulgaria	12,288,057	—	—	12,288,057
Russia	—	—	7,101,650	7,101,650
Philippines	—	—	24,212	24,212

TOTAL PREFERRED STOCKS	146,914,646	20,512,528	7,125,862	174,553,036

INVESTMENT FUNDS
Australia	—	10,192,801	—	10,192,801
Romania	—	7,026,181	—	7,026,181
Sweden	5,474,305	—	—	5,474,305
Russia	—	—	1,157,925	1,157,925

TOTAL INVESTMENT FUNDS	5,474,305	17,218,982	1,157,925	23,851,212

FOREIGN GOVERNMENT COMPENSATION NOTES
Bulgaria	8,027,526	—	—	8,027,526

TOTAL FOREIGN GOVERNMENT COMPENSATION NOTES	8,027,526	—	—	8,027,526

RIGHTS
United Kingdom	176,048	—	—	176,048
Australia	—	108,033	—	108,033
France	—	—	—	—
Italy	—	—	—	—

TOTAL RIGHTS	176,048	108,033	—	284,081

234	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
SHORT TERM INVESTMENT PURCHASED FROM SECURITY LENDING
United States	$—	$173,013,996	$—	$173,013,996

REPURCHASE AGREEMENT
United States	—	323,623,361	—	323,623,361

TIME DEPOSIT
United States	—	800,000	—	800,000

TOTAL INVESTMENTS	946,083,602	9,779,258,945	127,646,446	10,852,988,993

FORWARD FOREIGN EXCHANGE CONTRACTS	—	70,816,093	—	70,816,093

TOTAL	$946,083,602	$9,850,075,038	$127,646,446	$10,923,805,086

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(65,658,241)	$—	$(65,658,241)

Total	$—	$(65,658,241)	$—	$(65,658,241)

Artio Global Funds ï 2009 Annual Report	235

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund
Summary Fair Value Level 3 Rollforward Report
Reporting Period: 10/31/2008—10/31/2009
Transfer In—Beginning of Period / Transfer Out—End of Period

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
	Balance as of	Accrued		Unrealized						from Investments
	October 31,	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	2008	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	in to Level 3	out of Level 3	October 31, 2009	October 31, 2009
COMMON STOCKS
Bulgaria	$65,940,821	$—	$—	$(28,427,234)	$—	$—	$—	$(27,033,408)	$10,480,179	$(1,405,737)
Hong Kong	13,401,692	—	158,570	9,714,431	1,070,700	(3,009,890)	—	(21,335,503)	—	—
Latvia	4,708,671	—	—	(1,745,638)	—	—	—	—	2,963,033	(1,745,637)
Romania	2,861,343	—	(4,857,245)	7,308,846	—	(2,128,952)	—	(3,183,992)	—	—
Russia	108,624,218	—	(54,860,271)	58,477,744	3,574,616	(26,386,664)	—	(77,065,566)	12,364,077	(9,455,559)
Serbia	18,976,148	—	(628,644)	7,985,735	—	(143,046)	6,025,011	—	32,215,204	7,985,736
Ukraine	68,948,636	—	—	(29,469,714)	3,290,518	—	2,016,015	(12,324,317)	32,461,138	(21,373,591)
Venezuela	56,450,079	—	—	(35,659,447)	7,283	—	—	—	20,797,915	(35,659,446)
Zambia	—	—	—	(3,231,068)	—	—	11,312,181	—	8,081,113	(3,231,068)
EQUITY LINKED NOTES
Russia	1,434,235	—	(6,555,421)	8,035,781	—	(2,914,595)	—	—	—	—
Ukraine	2,265,920	—	(7,428,202)	7,432,415	—	(2,270,133)	—	—	—	—
INVESTMENT FUNDS
Russia	6,127,002	—	(2,847,480)	(815,949)	—	(1,305,648)	—	—	1,157,925	(3,010,605)
PREFERRED STOCKS
Philippines	23,566	—	—	646	—	—	—	—	24,212	646
Russia	—	—	(276,580)	2,846,366	—	(6,312,671)	10,844,535	—	7,101,650	2,846,366

TOTAL	$349,762,331	$—	$(77,295,273)	$2,452,914	$7,943,117	$(44,471,599)	$30,197,742	$(140,942,786)	$127,646,446	$(65,048,895)

236	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund II

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
United Kingdom	$84,276	$861,169,349	$—	$861,253,625
Japan	—	859,999,402	—	859,999,402
France	—	761,712,656	—	761,712,656
Germany	—	656,831,926	—	656,831,926
Switzerland	—	625,149,322	—	625,149,322
Australia	3,669,623	566,959,341	—	570,628,964
China	—	445,886,573	—	445,886,573
Russia	55,396,491	354,291,577	—	409,688,068
Netherlands	—	409,384,246	—	409,384,246
Canada	374,361,485	—	—	374,361,485
Italy	—	312,329,752	—	312,329,752
Spain	—	277,437,374	—	277,437,374
South Korea	—	202,803,793	—	202,803,793
Czech Republic	—	157,363,799	—	157,363,799
Hong Kong	17,833,084	133,993,433	—	151,826,517
Norway	—	147,935,848	—	147,935,848
Mexico	133,062,449	1,708,673	—	134,771,122
Poland	19,006,749	91,457,242	—	110,463,991
Hungary	—	87,193,460	—	87,193,460
Sweden	—	82,073,523	—	82,073,523
Finland	—	77,674,739	—	77,674,739
Austria	—	68,632,389	—	68,632,389
Belgium	—	66,817,022	—	66,817,022
Greece	—	57,167,922	—	57,167,922
Ireland	—	55,439,897	—	55,439,897
Denmark	—	54,122,788	—	54,122,788
Multinational	5,437,480	38,893,944	—	44,331,424
South Africa	—	34,161,023	—	34,161,023
Romania	—	31,591,724	—	31,591,724
Lebanon	—	21,024,428	—	21,024,428
Turkmenistan	—	20,128,692	—	20,128,692
Brazil	19,518,315	—	—	19,518,315
India	—	15,440,095	—	15,440,095
Portugal	—	15,317,512	—	15,317,512
Ukraine	11,662,457	3,325,097	—	14,987,554
Cyprus	—	10,307,505	—	10,307,505
Indonesia	—	8,736,543	—	8,736,543

Artio Global Funds ï 2009 Annual Report	237

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Turkey	$—	$5,045,654	$—	$5,045,654

TOTAL COMMON STOCKS	640,032,409	7,619,508,263	—	8,259,540,672

EQUITY LINKED NOTES
Taiwan	—	278,966,619	—	278,966,619
India	—	78,110,675	—	78,110,675

TOTAL EQUITY LINKED NOTES	—	357,077,294	—	357,077,294

PREFERRED STOCKS
Brazil	120,561,677	—	—	120,561,677
Germany	—	18,155,865	—	18,155,865
Russia	—	—	652,210	652,210
Philippines	—	—	18,244	18,244

TOTAL PREFERRED STOCKS	120,561,677	18,155,865	670,454	139,387,996

RIGHTS
Italy	—	—	—	—
France	—	—	—	—

TOTAL RIGHTS	—	—	—	—

SHORT TERM INVESTMENT PURCHASED FROM SECURITY LENDING
United States	—	66,327,929	—	66,327,929

REPURCHASE AGREEMENT
United States	—	312,203,251	—	312,203,251

TIME DEPOSIT
United States	—	1,141,000	—	1,141,000

TOTAL INVESTMENTS	760,594,086	8,374,413,602	670,454	9,135,678,142

FORWARD FOREIGN EXCHANGE CONTRACTS	—	49,818,548	—	49,818,548

TOTAL	$760,594,086	$8,424,232,150	$670,454	$9,185,496,690

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(38,986,947)	$—	$(38,986,947)

TOTAL	$—	$(38,986,947)	$—	$(38,986,947)

238	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund II
Summary Fair Value Level 3 Rollforward Report
Reporting Period: 10/31/2008—10/31/2009
Transfer In—Beginning of Period / Transfer Out—End of Period

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
										(Depreciation)
				Change in						from Investments
	Balance as of	Accrued		Unrealized					Balance as of	Held at
Investments in	October 31,	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	October 31,	October 31,
Securities	2008	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	2009	2009
COMMON STOCKS
Hong Kong	$8,342,199	$—	$(1,118,784)	$7,228,462	$5,926,664	$(2,545,457)	$—	$(17,833,084)	$—	$—
Russia	9,438,714	—	(14,734,697)	23,799,919	485,245	(6,259,371)	—	(12,729,810)	—	—
EQUITY LINKED NOTES
Russia	928,132	—	(4,242,192)	5,200,176	—	(1,886,116)	—	—	—	—
PREFERRED STOCKS
Philippines	17,758	—	—	486	—	—	—	—	18,244	486
Russia	—	—	(2,587,302)	1,954,673	—	(4,163,461)	5,448,300	—	652,210	1,954,673

TOTAL	$18,726,803	$—	$(22,682,975)	$38,183,716	$6,411,909	$(14,854,405)	$5,448,300	$(30,562,894)	$670,454	$1,955,159

Artio Global Funds ï 2009 Annual Report	239

NOTES TO FINANCIAL STATEMENTS (Continued)

Total Return Bond Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
CORPORATE BONDS
United States	$—	$385,466,205	$—	$385,466,205
United Kingdom	—	48,192,259	—	48,192,259
Canada	—	27,182,329	—	27,182,329
Supranational	—	25,258,562		25,258,562
Netherlands	—	13,282,666	—	13,282,666
Australia	—	12,732,489	—	12,732,489
Brazil	—	11,581,240	—	11,581,240
France	—	8,604,626	—	8,604,626
Germany	—	7,909,290	—	7,909,290
Switzerland	—	7,491,425	—	7,491,425
Hong Kong	—	5,788,624	—	5,788,624
Finland	—	4,593,851	—	4,593,851

TOTAL CORPORATE BONDS	—	558,083,566	—	558,083,566

U.S. GOVERNMENT AND AGENCY OBLIGATIONS	—	410,804,832	—	410,804,832

ASSET BACKED SECURITIES
United States	—	379,838,732	—	379,838,732
Russia	—	—	556,183	556,183

TOTAL ASSET BACKED SECURITIES	—	379,838,732	556,183	380,394,915

FOREIGN GOVERNMENT AND AGENCY BONDS
Brazil	—	47,445,683	—	47,445,683
France	—	39,879,482	—	39,879,482
Canada	—	30,521,841	—	30,521,841
Australia	—	23,014,545	—	23,014,545

TOTAL FOREIGN GOVERNMENT AND AGENCY BONDS	—	140,861,551	—	140,861,551

MUNICIPAL OBLIGATIONS
United States	—	3,011,875	—	3,011,875

REPURCHASE AGREEMENT
United States	—	123,928,387	—	123,928,387

TOTAL INVESTMENTS	—	1,616,528,943	556,183	1,617,085,126

FORWARD FOREIGN EXCHANGE CONTRACTS	—	13,380,075	—	13,380,075

TOTAL	$—	$1,629,909,018	$556,183	$1,630,465,201

240	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Liabilities Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(6,702,925)	$—	$(6,702,925)

FINANCIAL FUTURES CONTRACTS	(192,209)	—	—	(192,209)

TOTAL	$(192,209)	$(6,702,925)	$—	$(6,895,134)

Artio Global Funds ï 2009 Annual Report	241

NOTES TO FINANCIAL STATEMENTS (Continued)

Total Return Bond Fund
Summary Fair Value Level 3 Rollforward Report
Reporting Period: 10/31/2008—10/31/2009
Transfer In—Beginning of Period / Transfer Out—End of Period

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
	Balance as of	Accrued		Unrealized						from Investments
	October 31,	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	2008	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	in to Level 3	out of Level 3	October 31, 2009	October 31, 2009
ASSET BACKED SECURITIES
Russia	$899,775	$—	$5,959	$33,688	$17,247	$(400,486)	$—	$—	$556,183	$33,688
United States	8,341,347	—	(825,084)	891,746	—	(8,408,009)	—	—	—	—

TOTAL	$9,241,122	$—	$(819,125)	$925,434	$17,247	$(8,808,495)	$—	$—	$556,183	$33,688

242	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Global High Income Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
CORPORATE BONDS
United States	$—	$704,268,728	$6,709,532	$710,978,260
Netherlands	—	42,642,642	11,422,048	54,064,690
Canada	—	39,498,246	—	39,498,246
Mexico	—	15,327,900	3,984,038	19,311,938
Brazil	—	18,433,629	12,660,155	31,093,784
Bermuda	—	25,050,250	—	25,050,250
United Kingdom	—	16,001,262	—	16,001,262
Russia	—	19,244,020	—	19,244,020
Multinational	—	18,775,217	—	18,775,217
Germany	—	17,115,675	—	17,115,675
France	—	14,283,322	—	14,283,322
Singapore	—	12,573,383	—	12,573,383
Denmark	—	12,182,501	—	12,182,501
Greece	—	11,811,499	—	11,811,499
Italy	—	8,011,138	—	8,011,138
Ghana	—	—	7,202,638	7,202,638
Norway	—	1,305,000	—	1,305,000
Ireland	—	—	998,650	998,650
Hungary	—	—	612,548	612,548
Japan	—	—	473,554	473,554

TOTAL CORPORATE BONDS	—	976,524,412	44,063,163	1,020,587,575

BANK LOANS
United States	—	279,299,893	26,618,055	305,917,948
Netherlands	—	50,119,300	—	50,119,300
Germany	—	25,555,278	—	25,555,278
Canada	—	—	2,793,523	2,793,523

TOTAL BANK LOANS	—	354,974,471	29,411,578	384,386,049

CONVERTIBLE BONDS
United States	—	45,316,641	—	45,316,641
Multinational	—	9,135,456	—	9,135,456

TOTAL CONVERTIBLE BONDS	—	54,452,097	—	54,452,097

FOREIGN GOVERNMENT BONDS
Brazil	—	19,775,614	—	19,775,614
Venezuela	—	16,577,838	—	16,577,838
Colombia	—	2,673,872	—	2,673,872

TOTAL FOREIGN GOVERNMENT BONDS	—	39,027,324	—	39,027,324

Artio Global Funds ï 2009 Annual Report	243

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
United States	$—	$8,599,000	$—	$8,599,000
COMMON STOCKS
United States	314,797	—	—	314,797
PREFERRED STOCKS
United States	29,248	—	—	29,248
WARRANTS
Norway	—	—	—	—
REPURCHASE AGREEMENTS
United States	—	164,859,782	—	164,859,782

TOTAL INVESTMENTS	344,045	1,598,437,086	73,474,741	1,672,255,872

TOTAL	$344,045	$1,598,437,086	$73,474,741	$1,672,255,872

Liabilities Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(3,275,322)	$—	$(3,275,322)

SWAPS CONTRACTS	—	(4,330,886)	—	(4,330,886)

TOTAL	$—	$(7,606,208)	$—	$(7,606,208)

244	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Global High Income Fund
Summary Fair Value Level 3 Rollforward Report
Reporting Period: 10/31/2008—10/31/2009
Transfer In—Beginning of Period / Transfer Out—End of Period

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
										(Depreciation)
				Change in						from Investments
	Balance as of	Accrued		Unrealized					Balance as of	Held at
Investments in	October 31,	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	October 31,	October 31,
Securities	2008	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	2009	2009
BANK LOANS
Canada	$4,002,062	$6,757	$(234,971)	$1,012,847	$3,012,113	$(5,005,285)	$—	$—	$2,793,523	$1,012,847
United States	2,029,199	227,247	(415,710)	2,246,923	23,633,404	(1,103,008)	—	—	26,618,055	2,246,923
CORPORATE BONDS
Brazil	3,237,600	(34,393)	—	2,736,859	6,720,089	—	—	—	12,660,155	2,736,860
Germany	536,858	(400)	—	206,435	—	—	—	(742,893)	—	—
Ghana	—	—	—	134,031	7,068,607	—	—	—	7,202,638	134,031
Hungary	1,790,491	52,888	(2,012,242)	1,189,598	1,371,675	(1,779,862)	—	—	612,548	1,189,598
Ireland	993,850	(6,257)	—	11,057	—	—	—	—	998,650	11,057
Japan	478,234	—	—	(4,680)	—	—	—	—	473,554	(4,680)
Kazakhstan	882,750	(1,789)	(769,234)	745,348	—	(857,075)	—	—	—	—
Mexico	—	—	—	54,038	3,930,000	—	—	—	3,984,038	54,038
Netherlands	2,605,432	301,647	(1,823,234)	8,372,475	2,398,395	(432,667)	—	—	11,422,048	8,372,475
Norway	2,320,000	—	—	(1,015,000)	—	—	—	(1,305,000)	—	—
Russia	350,000	(6,656)	(768,227)	1,165,483	—	(740,600)	—	—	—	—
United Kingdom	2,345,890	261,090	4,484,509	2,020,788	8,628,948	(17,741,225)	—	—	—	—
United States	3,779,223	13,915	(1,562,729)	1,672,005	1,599,650	(2,204,157)	3,411,625	—	6,709,532	480,221

TOTAL	$25,351,589	$814,049	$(3,101,838)	$20,548,207	$58,362,881	$(29,863,879)	$3,411,625	$(2,047,893)	$73,474,741	$16,233,370

Artio Global Funds ï 2009 Annual Report	245

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Microcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Banks	$855,093	$—	$—	$855,093
Semiconductors & Semiconductor Equipment	606,694	—	—	606,694
Pharmaceuticals & Biotechnology	554,139	—	—	554,139
Capital Goods	452,291	—	—	452,291
Health Care Equipment & Services	422,977	—	—	422,977
Retailing	414,128	—	—	414,128
Technology Hardware & Equipment	318,564	—	—	318,564
Commercial & Professional Services	301,859	—	—	301,859
Energy	284,110	—	—	284,110
Transportation	276,196	—	—	276,196
Diversified Financials	275,986	—	—	275,986
Materials	250,508	—	—	250,508
Media	249,463	—	—	249,463
Consumer Durables & Apparel	182,091	—	—	182,091
Telecommunication Services	162,094	—	—	162,094
Household & Personal Products	141,775	—	—	141,775
Consumer Services	137,856	—	—	137,856
Software & Services	93,786	—	—	93,786
Food, Beverage & Tobacco	58,963	—	—	58,963

TOTAL COMMON STOCKS	6,038,573	—	—	6,038,573

REPURCHASE AGREEMENT	—	53,252	—	53,252

TOTAL INVESTMENTS	6,038,573	53,252	—	6,091,825

TOTAL	$6,038,573	$53,252	$—	$6,091,825

246	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Smallcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Semiconductors & Semiconductor Equipment	$1,453,345	$—	$—	$1,453,345
Health Care Equipment & Services	1,125,856	—	—	1,125,856
Commercial & Professional Services	1,104,293	—	—	1,104,293
Pharmaceuticals & Biotechnology	1,103,617	—	—	1,103,617
Consumer Services	1,015,946	—	—	1,015,946
Capital Goods	1,006,286	—	—	1,006,286
Banks	978,695	—	—	978,695
Retailing	885,577	—	—	885,577
Energy	778,145	—	—	778,145
Materials	685,820	—	—	685,820
Technology Hardware & Equipment	624,193	—	—	624,193
Software & Services	599,164	—	—	599,164
Diversified Financials	588,624	—	—	588,624
Insurance	533,963	—	—	533,963
Real Estate	512,601	—	—	512,601
Telecommunication Services	376,405	—	—	376,405
Transportation	305,902	—	—	305,902
Media	298,944	—	—	298,944
Consumer Durables & Apparel	217,087	—	—	217,087
Household & Personal Products	208,900	—	—	208,900
Food, Beverage & Tobacco	144,280	—	—	144,280

TOTAL COMMON STOCKS	14,547,643	—	—	14,547,643

REPURCHASE AGREEMENT	—	617,811	—	617,811

TOTAL INVESTMENTS	14,547,643	617,811	—	15,165,454

TOTAL	$14,547,643	$617,811	$—	$15,165,454

Artio Global Funds ï 2009 Annual Report	247

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Midcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Pharmaceuticals & Biotechnology	$469,938	$—	$—	$469,938
Software & Services	449,189	—	—	449,189
Energy	410,818	—	—	410,818
Retailing	377,922	—	—	377,922
Diversified Financials	356,137	—	—	356,137
Semiconductors & Semiconductor Equipment	316,969	—	—	316,969
Consumer Services	304,798	—	—	304,798
Commercial & Professional Services	300,107	—	—	300,107
Capital Goods	259,628	—	—	259,628
Real Estate	240,878	—	—	240,878
Materials	240,357	—	—	240,357
Insurance	197,722	—	—	197,722
Transportation	171,128	—	—	171,128
Food, Beverage & Tobacco	155,725	—	—	155,725
Technology Hardware & Equipment	153,441	—	—	153,441
Household & Personal Products	127,275	—	—	127,275
Health Care Equipment & Services	108,101	—	—	108,101
Banks	99,838	—	—	99,838
Media	92,394	—	—	92,394
Food & Staples Retailing	50,019	—	—	50,019

TOTAL COMMON STOCKS	4,882,384	—	—	4,882,384

REPURCHASE AGREEMENT	—	24,484	—	24,484

TOTAL INVESTMENTS	4,882,384	24,484	—	4,906,868

TOTAL	$4,882,384	$24,484	$—	$4,906,868

248	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Multicap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Diversified Financials	$552,015	$—	$—	$552,015
Pharmaceuticals & Biotechnology	505,371	—	—	505,371
Energy	469,697	—	—	469,697
Capital Goods	379,831	—	—	379,831
Semiconductors & Semiconductor Equipment	372,636	—	—	372,636
Software & Services	370,659	—	—	370,659
Retailing	363,654	—	—	363,654
Health Care Equipment & Services	316,336	—	—	316,336
Technology Hardware & Equipment	302,030	—	—	302,030
Food, Beverage & Tobacco	214,347	—	—	214,347
Materials	200,470	—	—	200,470
Household & Personal Products	165,184	—	—	165,184
Commercial & Professional Services	156,071	—	—	156,071
Consumer Services	156,000	—	—	156,000
Banks	152,832	—	—	152,832
Food & Staples Retailing	97,428	—	—	97,428
Media	93,689	—	—	93,689
Transportation	76,174	—	—	76,174
Telecommunication Services	58,934	—	—	58,934

TOTAL COMMON STOCKS	5,003,358	—	—	5,003,358

REPURCHASE AGREEMENT	—	200,261	—	200,261

TOTAL INVESTMENTS	5,003,358	200,261	—	5,203,619

TOTAL	$5,003,358	$200,261	$—	$5,203,619

b) Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation in return for the use of the Fund’s available cash, subject to an agreement by the seller to repurchase and the Fund to resell the obligation, at an agreed-upon price and time. Thus, the yield during the Fund’s holding period is determinable. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund’s holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event a Fund is delayed or prevented from exercising

Artio Global Funds ï 2009 Annual Report	249

NOTES TO FINANCIAL STATEMENTS (Continued)

its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Funds’ investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks. The Funds primarily engage in repurchase agreements with their custodian to accommodate cash sweeps of any residual U.S. dollars held in a particular portfolio.

c) Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies and investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses occurring between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and sale trade date is included in realized gains and losses on security transactions.

d) Forward foreign currency contacts: As part of its investment strategy, a Fund may enter into forward foreign currency contracts to manage a Fund’s portfolio holdings against currency risks. A Fund may also utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when purchasing underlying equities denominated in that currency is not advisable by the adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in fair market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell foreign currency limit the risk of loss due to a decline in the value of

250	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Some of the forward foreign currency contracts entered into by the Funds are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that trade thinly or are denominated in non-convertible foreign currency, where the profit or loss at the time of the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to one year, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or to hedge exposure to foreign currencies that are not internationally traded. With respect to a Fund’s obligations to purchase or sell currencies under forward foreign currency contracts, a Fund will earmark liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire respectively, the currency subject to the forward foreign currency contract. The Funds maximum risk of loss from counterparty credit risk is the unrealized appreciation of forward foreign exchange contracts recorded on the Statement of Assets and Liabilities.

e) Bank loans: The Global High Income Fund may invest in bank loans. Bank loans include institutionally traded floating and fixed-rate debt obligations generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. There is no assurance that any collateral securing a loan could be liquidated or, if liquidated, that such collateral would be of sufficient value to repay the loans taken against it. There may be limited secondary market liquidity for these instruments which could result in volatile pricing for the securities which in turn may affect this Fund’s NAV.

The Global High Income Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these

Artio Global Funds ï 2009 Annual Report	251

NOTES TO FINANCIAL STATEMENTS (Continued)

commitments at the borrower’s discretion. There were no unfunded commitments at October 31, 2009.

f) Foreign securities: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the loss of value in investments of foreign securities because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investment in emerging markets. Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

g) Financial futures contracts: In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in fair market values of securities held by the Funds and the prices of future contracts, and the possibility of an illiquid market. To the extent fluctuations in value are not settled with the counterparty on a daily basis, the Funds are also subject to the credit risk of the counterparty. Cash collateral for futures contracts outstanding may be held by the broker on certain contracts. These amounts are included on the Statement of Assets and Liabilities as cash on deposit for broker. The Funds enter into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. The Funds generally agree to receive from or pay to the broker an amount of cash equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains or losses. Fluctuations in the value of the contracts are recorded in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

252	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds may also enter into swap contracts that function similar to futures contracts (synthetic futures) to gain exposure to protect against changes in security values. Generally these contracts are counterparty agreements and do not require daily variation margin payments to be directly paid to the counterparty, however they do require hard segregation of cash. These amounts are included on the Statement of Assets and Liabilities as cash on deposit for broker. The Funds are exposed to the credit risk of the counterparty in addition to the risks described above. The Funds’ maximum risk of loss associated with counterparty credit risk for synthetic futures, is the unrealized gain associated with synthetic futures. The accounting treatment of such contracts is similar to that described above for standard futures contracts. The Funds disclose synthetic futures with other futures contracts. The funds’ maxim risk of loss associated with financial futures contracts and synthetic futures contracts, due to counterparty credit risk is the unrealized appreciation for financial futures contracts and synthetic futures contracts.

The following financial futures contracts were outstanding as of October 31, 2009:

				Notional
				Current	Net
Expiration				Fair Market	Unrealized
Date	Contracts	Description	Position	Value	(Depreciation)
Total Return Bond Fund
12/09	91	US Treasury 10 Year Note	Short	$(10,793,453)	$(170,989)
12/09	60	US Treasury 5 Year Note	Short	(6,987,187)	(21,220)

				$(17,780,640)	$(192,209)

h) Options: The Funds may write options to generate current income and to manage investment risk. Each Fund may write put and call options on up to 25% of the value of the securities in its portfolio and will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. When a Fund writes a call option or a put option, an amount equal to the premium received by that Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, that Fund realizes a gain equal to the amount of the premium originally received. When a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally

Artio Global Funds ï 2009 Annual Report	253

NOTES TO FINANCIAL STATEMENTS (Continued)

received will reduce the cost of the security the Fund purchased upon exercise. The Funds will only write covered call options.

The Funds may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. Each Fund may utilize up to 5% of its total assets to purchase either put options and or call options on portfolio securities. Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, no proceeds will be expected and a Fund will realize a loss. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

Each Fund, except the Total Return Bond Fund, may purchase and sell call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”

A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts.

The Global Equity Fund, International Equity Fund, International Equity Fund II and Global High Income Fund had the following transactions in written options during the year ended October 31, 2009:

Global Equity Fund	Number of contracts	Premium received
Options outstanding as of October 31, 2008	46,615	$6,561
Options written	23,768	7,849
Options expired	(50,615)	(10,238)
Options closed	(19,768)	(4,172)

Options outstanding as of October 31, 2009	—	$—

254	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund	Number of contracts	Premium received
Options outstanding as of October 31, 2008	11,551,419	$4,290,820
Options written	59,476,263	67,625,151
Options expired	(23,896,035)	(13,034,455)
Options closed	(47,131,647)	(58,881,516)

Options outstanding as of October 31, 2009	—	$—

International Equity Fund II	Number of contracts	Premium received
Options outstanding as of October 31, 2008	6,292,270	$2,297,798
Options written	35,811,376	39,833,985
Options expired	(13,932,000)	(9,000,595)
Options closed	(28,171,646)	(33,131,188)

Options outstanding as of October 31, 2009	—	$—

Global High Income Fund	Number of contracts	Premium received
Options outstanding as of October 31, 2008	—	$—
Options written	240,000	149,261
Options expired	—	—
Options closed	(240,000)	(149,261)

Options outstanding as of October 31, 2009	—	$—

i) Swaps: The Funds may enter into interest rate, currency, index, total return and credit default swaps. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A total return swap is an agreement to exchange the return on a stock, bond or index for a fixed or variable financing charge. A credit default swap is an agreement between two counterparties that allows one party to be “long” a third-party credit risk, and the other party to be “short” the credit risk. Credit default swaps are designed to transfer the credit exposure of fixed income products between parties.

The Funds will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net

Artio Global Funds ï 2009 Annual Report	255

NOTES TO FINANCIAL STATEMENTS (Continued)

amount of the two payments. In as much as these swaps are entered into for good faith hedging purposes, the investment adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements on the swap contracts, is rated at least A by Standard & Poor’s (S&P) or Moody’s or has an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO” ) or is determined to be of equivalent credit quality by the investment adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement.

Certain of the Funds derivative instruments contain credit-risk-related contingent provisions. If the Fund’s net assets were to fall below 50% from the prior fiscal year net assets, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on October 31, 2009, is $4,330,886 for which the Fund has posted collateral of $8,599,000 in the normal course of business.

The Global High Income Fund had entered into the following swap transactions as of October 31, 2009:

Credit Default Swaps on Credit Indices—Sell Protection (1)

								Net
	Fixed-Deal			Original	Current	Upfront		Unrealized
Reference	Received	Maturity		Notional	Notional	Premiums	Fair Market	Appreciation/
Obligation	Rate	Date	Counterparty	Amount	Amount (2)	Received	Value (3)	(Depreciation)
CDX.NA.HY-9 (T)	3.75%	12/20/2012	Credit Suisse	$5,000,000	$4,300,000	$244,237	$(201,563)	$42,674
CDX.NA.HY-9 (T)	3.75%	12/20/2012	Credit Suisse	2,000,000	1,720,000	141,871	(80,625)	61,246
CDX.NA.HY-9 (T)	3.75%	12/20/2012	Goldman Sachs	1,000,000	860,000	70,126	(40,312)	29,814
CDX.HY-10 (T)	5.00%	06/20/2013	Merrill Lynch	5,000,000	4,350,000	111,396	(97,875)	13,521
CDX.HY-12 (T)	5.00%	06/20/2014	JP Morgan	30,000,000	28,200,000	2,759,537	(1,374,750)	1,384,787

256	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

								Net
	Fixed-Deal			Original	Current	Upfront		Unrealized
Reference	Received	Maturity		Notional	Notional	Premiums	Fair Market	Appreciation/
Obligation	Rate	Date	Counterparty	Amount	Amount (2)	Received	Value (3)	(Depreciation)
CDX.HY-12 (T)	5.00%	06/20/2014	UBS	$27,000,000	$25,380,000	$3,473,829	$(1,237,275)	$2,236,554
CDX.HY-12 (T)	5.00%	06/20/2014	Deutsche Bank	6,650,000	6,251,000	901,954	(304,736)	597,218
CDX.HY-13 (T)	5.00%	12/20/2014	Deutsche Bank	15,000,000	15,000,000	957,542	(993,750)	(36,208)

				$91,650,000		$8,660,492	$(4,330,886)	$4,329,606

(T)	— The Fund entered into this contract for speculative purposes.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced index’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

j) Quantitative Disclosure of Derivative Holdings:

A Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposure of the Fund’s portfolio. Derivatives may relate to securities, interest rates, exchange rates, inflation rates, commodities and indices, and include swaps and exchange traded and over-the-counter contracts. As of and for the year ended October 31, 2009, derivative summary tables for each Fund are as follows:

Global Equity Fund

Asset Derivatives

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Assets and Liabilities
	Risk	Risk	Risk	Total	Location
Forward Contracts	$—	$91,817	$—	$91,817	Unrealized appreciation on forward foreign exchange contracts

Total Value	$—	$91,817	$—	$91,817

Artio Global Funds ï 2009 Annual Report	257

NOTES TO FINANCIAL STATEMENTS (Continued)

Liability Derivatives

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Assets and Liabilities
	Risk	Risk	Risk	Total	Location
Forward Contracts	$—	$52,347	$—	$52,347	Unrealized depreciation on forward foreign exchange contracts

Total Value	$—	$52,347	$—	$52,347

Realized Gain (Loss)

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Operations
	Risk	Risk	Risk	Total	Location
Options Purchased	$—	$—	$(7,827)	$(7,827)	Investments
Options Written	—	—	13,710	13,710	Written options
Rights	—	—	25,514	25,514	Investments
Swaps Contracts	114,274	(30,830)	(504)	82,940	Swap contracts
Futures Contracts	—	—	490,644	490,644	Financial futures contracts and synthetic futures
Forward Contracts	—	1,827,654	—	1,827,654	Forward foreign exchange contracts

Total Realized Gain (Loss)	$114,274	$1,796,824	$521,537	$2,432,635

Change in Appreciation (Depreciation)

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Operations
	Risk	Risk	Risk	Total	Location
Options Purchased	$—	$—	$1,357	$1,357	Investments
Options Written	—	—	(5,117)	(5,117)	Written options
Swaps Contracts	(51,150)	(15,501)	—	(66,651)	Swap contracts
Futures Contracts	—	—	(92,002)	(92,002)	Financial futures contracts and synthetic futures
Forward Contracts	—	(398,592)	—	(398,592)	Forward foreign exchange contracts

Total Change in Appreciation (Depreciation)	$(51,150)	$(414,093)	$(95,762)	$(561,005)

Number of Contracts, Notional Amounts, Fair Market Value or Shares/Units(1)

		Foreign
	Interest Rate	Exchange	Equity
	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Total
Options Written	—	—	(2,529)	(2,529)
Rights	—	—	11,829	11,829

258	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

		Foreign
	Interest Rate	Exchange	Equity
	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Total
Options Purchased	—	—	61	61
Swaps Contracts	233,844	497	—	234,341
Futures Contracts – Long	—	—	1,228,099	1,228,099
Futures Contracts – Short	—	—	(21,510)	(21,510)
Forward Contracts	—	4,336,095	—	4,336,095

(1)	Volume of derivative activity is based on an average of month-end shares, fair market value, contracts, or notional amounts outstanding during the year.

International Equity Fund

Asset Derivatives

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Assets and Liabilities
	Risk	Risk	Risk	Total	Location
Rights	$—	$—	$284,081	$284,081	Investments in securities
Forward Contracts	—	70,816,093	—	70,816,093	Unrealized appreciation on forward foreign exchange contracts

Total Value	$—	$70,816,093	$284,081	$71,100,174

Liability Derivatives

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Assets and Liabilities
	Risk	Risk	Risk	Total	Location
Forward Contracts	$—	$65,658,241	$—	$65,658,241	Unrealized depreciation on forward foreign exchange contracts

Total Value	$—	$65,658,241	$—	$65,658,241

Realized Gain (Loss)

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Operations
	Risk	Risk	Risk	Total	Location
Options Purchased	$—	$—	$(27,145,780)	$(27,145,780)	Investments
Options Written	—	—	32,109,386	32,109,386	Written options
Rights	—	—	4,103,296	4,103,296	Investments
Swaps Contracts	(13,329,574)	287,730	(94,688,177)	(107,730,021)	Swap contracts
Futures Contracts	—	—	381,931,964	381,931,964	Financial futures contracts and synthetic futures

Artio Global Funds ï 2009 Annual Report	259

NOTES TO FINANCIAL STATEMENTS (Continued)

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Operations
	Risk	Risk	Risk	Total	Location
Forward Contracts	$—	$790,839,664	$—	$790,839,664	Forward foreign exchange contracts

Total Realized Gain (Loss)	$(13,329,574)	$791,127,394	$296,310,689	$1,074,108,509

Change in Appreciation (Depreciation)

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Operations
	Risk	Risk	Risk	Total	Location
Options Purchased	$—	$—	$(293,945)	$(293,945)	Investments
Options Written	—	—	(2,781,458)	(2,781,458)	Written options
Rights	—	—	(93,799)	(93,799)	Investments
Swaps Contracts	(57,082,033)	38,442,443	—	(18,639,590)	Swap contracts
Futures Contracts	—	—	(2,601,456)	(2,601,456)	Financial futures contracts and synthetic futures
Forward Contracts	—	(216,994,776)	—	(216,994,776)	Forward foreign exchange contracts

Total Change in Appreciation (Depreciation)	$(57,082,033)	$(178,552,333)	$(5,770,658)	$(241,405,024)

Number of Contracts, Notional Amounts, Fair Market Value or Shares/Units(1)

		Foreign
	Interest Rate	Exchange	Equity
	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Total
Options Written	—	—	(646,133)	(646,133)
Rights	—	—	2,626,990	2,626,990
Options Purchased	—	—	33,323	33,323
Swaps Contracts	151,856,858	4,584,706	54,648,529	211,090,093
Futures Contracts – Long	—	—	2,048,263,905	2,048,263,905
Futures Contracts – Short	—	—	(78,304,582)	(78,304,582)
Forward Contracts	—	413,480,240	—	413,480,240

(1)	Volume of derivative activity is based on an average of month-end shares, fair market value, contracts or notional amounts outstanding during the year.

260	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund II

Asset Derivatives

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Assets and Liabilities
	Risk	Risk	Risk	Total	Location
Forward Contracts	$—	$49,818,548	$—	$49,818,548	Unrealized appreciation on forward foreign exchange contracts

Total Value	$—	$49,818,548	$—	$49,818,548

Liability Derivatives

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Assets and Liabilities
	Risk	Risk	Risk	Total	Location
Forward Contracts	$—	$38,986,947	$—	$38,986,947	Unrealized depreciation on forward foreign exchange contracts

Total Value	$—	$38,986,947	$—	$38,986,947

Realized Gain (Loss)

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Operations
	Risk	Risk	Risk	Total	Location
Options Purchased	$—	$—	$(14,987,506)	$(14,987,506)	Investments
Options Written	—	—	17,951,581	17,951,581	Written options
Rights	—	—	2,844,645	2,844,645	Investments
Swaps Contracts	44,091,118	(6,596,839)	(57,384,638)	(19,890,359)	Swap contracts
Futures Contracts	—	—	294,766,945	294,766,945	Financial futures contracts and synthetic futures
Forward Contracts	—	467,168,671	—	467,168,671	Forward foreign exchange contracts

Total Realized Gain (Loss)	$44,091,118	$460,571,832	$243,191,027	$747,853,977

Change in Appreciation (Depreciation)

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Operations
	Risk	Risk	Risk	Total	Location
Options Purchased	$—	$—	$155,117	$155,117	Investments
Options Written	—	—	(1,702,237)	(1,702,237)	Written options
Swaps Contracts	(47,356,477)	(3,091,929)	—	(50,448,406)	Swap contracts

Artio Global Funds ï 2009 Annual Report	261

NOTES TO FINANCIAL STATEMENTS (Continued)

		Foreign
	Interest Rate	Exchange	Equity		Statement of
	Contracts	Contracts	Contracts		Operations
	Risk	Risk	Risk	Total	Location
Futures Contracts	$—	$—	$8,819,581	$8,819,581	Financial futures contracts and synthetic futures
Forward Contracts	—	(128,193,095)	—	(128,193,095)	Forward foreign exchange contracts

Total Change in Appreciation (Depreciation)	$(47,356,477)	$(131,285,024)	$7,272,461	$(171,369,040)

Number of Contracts, Notional Amounts, Fair Market Value or Shares/Units(1)

		Foreign
	Interest Rate	Exchange	Equity
	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Total
Options Written	—	—	(355,996)	(355,996)
Rights	—	—	355,160	355,160
Options Purchased	—	—	18,540	18,540
Swaps Contracts	97,570,111	99,159	29,924,762	127,594,032
Futures Contracts – Long	—	—	1,518,309,358	1,518,309,358
Futures Contracts – Short	—	—	(42,976,575)	(42,976,575)
Forward Contracts	—	535,473,279	—	535,473,279

(1)	Volume of derivative activity is based on an average of month-end shares, fair market value, contracts or notional amounts outstanding during the year.

Total Return Bond Fund

Asset Derivatives

		Foreign
	Interest Rate	Exchange		Statement of
	Contracts	Contracts		Assets and Liabilities
	Risk	Risk	Total	Location
Forward Contracts	$—	$13,380,075	$13,380,075	Unrealized appreciation on forward foreign exchange contracts

Total Value	$—	$13,380,075	$13,380,075

262	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Liability Derivatives

		Foreign
	Interest Rate	Exchange		Statement of
	Contracts	Contracts		Assets and Liabilities
	Risk	Risk	Total	Location
Futures Contracts	$192,209	$—	$192,209	Cumulative appreciation (depreciation)
on futures contracts is reported
within the Notes to Financial statement
under the “Financial futures contracts”
section. Only current day’s variation margin,
if any, is reported within the Statement of
				Assets and Liabilities
Forward Contracts	—	6,702,925	6,702,925	Unrealized depreciation on forward foreign exchange contracts

Total Value	$192,209	$6,702,925	$6,895,134

Realized Gain (Loss)

		Foreign
	Interest Rate	Exchange		Statement of
	Contracts	Contracts		Operations
	Risk	Risk	Total	Location
Futures Contracts	$(813,035)	$—	$(813,035)	Financial futures contracts and synthetic futures
Forward Contracts	—	9,128,389	9,128,389	Forward foreign exchange contracts

Total Realized Gain (Loss)	$(813,035)	$9,128,389	$8,315,354

Change in Appreciation (Depreciation)

		Foreign
	Interest Rate	Exchange		Statement of
	Contracts	Contracts		Operations
	Risk	Risk	Total	Location
Futures Contracts	$148,052	$—	$148,052	Financial futures contracts and synthetic futures
Forward Contracts	—	4,857,408	4,857,408	Forward foreign exchange contracts

Total Change in Appreciation (Depreciation)	$148,052	$4,857,408	$5,005,460

Number of Contracts, Notional Amounts, Fair Market Value or Shares/Units(1)

		Foreign
	Interest Rate	Exchange
	Contracts	Contracts
	Risk	Risk	Total
Futures Contracts – Long	1,348,123	—	1,348,123
Futures Contracts – Short	(46,595,145)	—	(46,595,145)
Forward Contracts	—	111,988,208	111,988,208

(1)	Volume of derivative activity is based on an average of month-end shares, fair market value, contracts or notional amounts outstanding during the year.

Artio Global Funds ï 2009 Annual Report	263

NOTES TO FINANCIAL STATEMENTS (Continued)

Global High Income Fund

Liability Derivatives

	Foreign
	Exchange	Credit	Equity		Statement of
	Contracts	Contracts	Contracts		Assets and Liabilities
	Risk	Risk	Risk	Total	Location
Swaps Contracts	$—	$4,330,886	$—	$4,330,886	Open swap agreements, at fair market value
Forward Contracts	3,275,322	—	—	3,275,322	Unrealized depreciation on forward foreign exchange contracts

Total Value	$3,275,322	$4,330,886	$—	$7,606,208

Realized Gain (Loss)

	Foreign
	Exchange	Credit	Equity		Statement of
	Contracts	Contracts	Contracts		Operations
	Risk	Risk	Risk	Total	Location
Options Purchased	$—	$—	$50,617	$50,617	Investments
Options Written	—	—	141,021	141,021	Written options
Swaps Contracts	—	(8,346,478)	—	(8,346,478)	Swap contracts
Forward Contracts	(2,302,197)	—	—	(2,302,197)	Forward foreign exchange contracts

Total Realized Gain (Loss)	$(2,302,197)	$(8,346,478)	$191,638	$(10,457,037)

Change in Appreciation (Depreciation)

	Foreign
	Exchange	Credit	Equity		Statement of
	Contracts	Contracts	Contracts		Operations
	Risk	Risk	Risk	Total	Location
Swaps Contracts	$—	$7,203,956	$—	$7,203,956	Swap contracts
Forward Contracts	(11,460,948)	—	—	(11,460,948)	Forward foreign exchange contracts

Total Change in Appreciation (Depreciation)	$(11,460,948)	$7,203,956	$—	$(4,256,992)

Number of Contracts, Notional Amounts, Fair Market Value or Shares/Units(1)

	Foreign
	Exchange	Credit	Equity
	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Total
Options Written	—	—	(20)	(20)
Options Purchased	—	—	62	62
Warrants	—	—	136,474	136,474
Swaps Contracts	—	28,850,777	—	28,850,777

264	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign
	Exchange	Credit	Equity
	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Total
Forward Contracts	(57,535,040)	—	—	(57,535,040)

(1)	Volume of derivative activity is based on an average of month-end shares, fair market value, contracts or notional amounts outstanding during the year.

k) Securities lending: Global Equity Fund, International Equity Fund, International Equity Fund II, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund have established securities lending agreements with State Street Bank and Trust Company (“State Street”) in which the Funds lend portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to 100% of the fair market value of the securities on loan. These Funds may loan securities to brokers, dealers, and financial institutions determined by Artio Global Management, (“Artio Global Management” or “Adviser”) to be creditworthy, subject to certain limitations. Under these agreements, these Funds continue to earn income on the securities loaned. Collateral received is generally cash, and such Funds invest the cash in U.S. Treasury Bills. These Funds receive any interest on the amount invested, but they must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In the event of counterparty default, these Funds are subject to potential loss if any such Fund is delayed or prevented from exercising its right to dispose of the collateral. These Funds each bear risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

At a meeting of the Boards of the Funds on April 15, 2009, the Boards approved the reinstatement of the Funds’ securities lending program. The Boards had previously suspended the securities lending program on December 17, 2008.

The security lending income net of the loan rebate fee for the Global Equity Fund, the International Equity Fund, the International Equity Fund II, the U.S. Microcap Fund, the U.S. Smallcap Fund, the U.S. Midcap Fund and the U.S. Multicap Fund amounted to $49,624, $6,455,674, $4,454,724, $256, $64, $48 and $39, respectively, for the year ended October 31, 2009 and is included in securities lending income in the Statement of Operations.

Artio Global Funds ï 2009 Annual Report	265

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2009, the value of the securities on loan and the value of the collateral was as follows:

	Fair Market Value of
	Securities on Loan	Value of Collateral
Global Equity Fund	$114,288	$120,097
International Equity Fund	164,280,875	173,013,996
International Equity Fund II	62,940,746	66,327,929

l) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis and includes amortization and accretion of bond premiums and discounts, respectively, using the effective interest method. Dividend income is recorded in the Statement of Operations on the ex-dividend date or when the Funds becomes aware of the dividend distribution in the case of certain foreign securities. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

m) Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. Total Return Bond Fund and Global High Income Fund declare and pay dividends monthly. International Equity Fund, International Equity Fund II, Global Equity Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund declare and pay dividends from net investment income, if any, annually. The Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Boards of the Funds to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

n) Federal income taxes: The Global Equity Fund and the Trust intend that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

266	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Management has performed an analysis of each Fund’s tax positions for the open tax years as of October 31, 2009 and has concluded that no provisions for income tax are required. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof. The Funds’ income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

3.	Investment Advisory Fee and Other Transactions

Artio Global Management serves as the Funds’ investment adviser. Artio Global receives advisory fees, based on average net assets, at the following rates:

Global Equity Fund	0.90%
International Equity Fund	0.90% of the first 7.5 billion
0.88% of the next 2.5 billion
0.85% of any in excess of 10 billion
International Equity Fund II	0.90% of the first 7.5 billion
0.88% of the next 2.5 billion
0.85% of any in excess of 10 billion
Total Return Bond Fund	0.35%
Global High Income Fund	0.65%
U.S. Microcap Fund	1.25%
U.S. Smallcap Fund	0.95%
U.S. Midcap Fund	0.80%
U.S. Multicap Fund	0.75%

Effective May 1, 2008, the Adviser agreed to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Funds’ average daily net assets. This waiver may be terminated at any time by the Funds’ Boards.

The Adviser has contractually agreed to reimburse certain expenses of the Funds listed in the table below, through February 27, 2010, so that the net operating expenses of each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average daily net assets are limited (the “Expense Limit”) as specified in the table below. Any Fund with a reimbursement plan has agreed to allow the Adviser to recoup expenses reimbursed to each Fund provided that repayment does not cause each of the Fund’s annual operating expenses to exceed the Expense Limit in place at the time of the reimbursement. Any such recoupment must be made within three years after the year in which the Adviser

Artio Global Funds ï 2009 Annual Report	267

NOTES TO FINANCIAL STATEMENTS (Continued)

incurred the expense. The table below specifies the reimbursement made to each Fund by the Adviser for the year ended October 31, 2009 and the Adviser’s potential recoupment as of October 31, 2009.

			Total
			Expenses		Expenses	Total
			Eligible for	Expenses	Recouped	Expenses
			Recoupment -	Waived -	or Expired -	Eligible for
	Expense Limitations		Beginning	Current	Current	Recoupment -
	Class A	Class I	of Period	Period	Period	October 31, 2009
Global Equity Fund	1.40%	1.15%	$1,055,270	$240,207	$(422,846)	$872,631
Total Return Bond Fund	0.69%	0.44%	1,291,538	—	(386,741)	904,797
Global High Income Fund	1.00%	0.75%	609,645	6,441	(175,037)	441,049
U.S. Microcap Fund	1.80%	1.50%	266,555	95,281	(37,233)	324,603
U.S. Smallcap Fund	1.50%	1.20%	267,455	89,482	(37,032)	319,905
U.S. Midcap Fund	1.35%	1.05%	249,262	87,914	(35,848)	301,328
U.S. Multicap Fund	1.30%	1.00%	250,831	91,048	(35,018)	306,861

The expenses eligible for recoupment at October 31, 2009 are set to expire as follows:

		Expire
	Amount	October 31,
Global Equity Fund	$377,251	2010
	255,173	2011
	240,207	2012
Total Return Bond Fund	$698,492	2010
	206,305	2011
	—	2012
Global High Income Fund	$270,598	2010
	164,010	2011
	6,441	2012
U.S. Microcap Fund	$115,922	2010
	113,400	2011
	95,281	2012
U.S. Smallcap Fund	$114,682	2010
	115,741	2011
	89,482	2012
U.S. Midcap Fund	$108,233	2010
	105,181	2011
	87,914	2012
U.S. Multicap Fund	$107,939	2010
	107,874	2011
	91,048	2012

268	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2009, the Adviser made payments to the International Equity Fund and International Equity Fund II for certain transaction related losses in the amount of $534,501 and $13,524, respectively. These amounts were recorded by each of the funds as realized gain on the Statement of Operations.

During the year ended October 31, 2009, the Adviser determined that the Funds paid excess 12b-1 fees to the Adviser which the Adviser reimbursed in the amounts of $64,323, $33,841, $11,403, $7,824, $8,093, $8,058 and $7,805 for the Total Return Bond Fund, Global High Income Fund, Global Equity Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund, respectively.

During the period, the Fund announced that due to an accounting error in one of the positions held within the Artio International Equity Fund, the NAV for this Fund was restated and shareholder activity would be reprocessed for the period commencing October 9, 2008 through November 20, 2008 (“Reprocessing Period”).

As of October 31, 2008, this error represented an overstatement of $0.15 per share for each share class, which was the equivalent of 0.61% of the NAV for Class A and 0.61% for Class I. As a result, in accordance with the Funds’ Valuation Policy, shareholder purchases and redemptions between these dates were reprocessed.

To minimize the inconvenience to its shareholders, the Fund and or its Agents may whenever possible adjust the underlying shareholder’s current positions in the Fund rather than have the shareholder physically return such monies. As detailed in a Settlement Agreement and Mutual Release (“Agreement”), to date, the Fund’s Custodian has reimbursed the Fund in the amount of $3,345,270.

Additionally, the Global Equity Fund and the International Equity Fund II had invested a portion of their respective assets in the same position, but over a shorter time period. As a result, the accounting error did not require either the Global Equity Fund or International Equity Fund II to restate its NAV or reprocess the shareholder activity. Under the Agreement the Global Equity and the International Equity Fund II were reimbursed $57 and $69,813, respectively.

The Funds entered into expense offset arrangements as part of their custody agreement with State Street. Under this agreement, the custody fees for the Global Equity Fund, International Equity Fund, International Equity Fund II, and Global High Income Fund were reduced by $1,293, $5,281,322, $2,585,376, and $61,462 respectively, for the year ended October 31, 2009 due to earnings credits on cash balances maintained by the Funds in foreign sub-custodial accounts. These

Artio Global Funds ï 2009 Annual Report	269

NOTES TO FINANCIAL STATEMENTS (Continued)

amounts may vary significantly over time, based on the Adviser’s decisions regarding cash positions held in the Funds and current interest rates from market to market.

4.	Distribution and Shareholder Services Plans

The Funds have adopted certain Distribution and Shareholder Services Plans (collectively the “Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plans each Fund’s Class A shares may compensate certain financial institutions, including the Distributor, for certain distribution, shareholder servicing, administrative and accounting services. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Adviser may pay additional marketing and other distribution costs out of its profits.

Quasar Distributors, LLC (“Quasar” or “Distributor”) is the Distributor of the Funds’ shares.

Under their terms, the Funds’ Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’ members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

The International Equity Fund is closed to new shareholders (at the account level). As a result, all 12b-1 payments made by the International Equity Fund are only to compensate certain financial intermediaries for shareholder servicing and/or asset retention.

270	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

5.	Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, during the year ended October 31, 2009 were as follows:

	Cost of	Proceeds
	Purchases	From Sales
Global Equity Fund	$190,665,743	$192,798,730
International Equity Fund	15,774,197,750	15,361,979,338
International Equity Fund II	14,004,221,892	10,985,234,004
Total Return Bond Fund	4,030,684,993	3,961,673,598
Global High Income Fund	1,244,842,160	304,116,482
U.S. Microcap Fund	12,437,426	11,480,349
U.S. Smallcap Fund	26,345,871	18,605,048
U.S. Midcap Fund	9,420,048	9,633,301
U.S. Multicap Fund	10,168,961	10,398,594

Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 2009 were $2,701,080,306 and $0 and $2,964,079,519 and $5,394,218 respectively for the Total Return Bond Fund and Global High Income Fund.

At October 31, 2009, net unrealized appreciation/depreciation for federal income tax purposes is comprised of the following components:

				Tax Basis
	Federal	Gross	Gross	Net Unrealized
	Income Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Global Equity Fund	$63,340,130	$7,501,555	$(3,299,237)	$4,202,318
International Equity Fund	10,359,551,263	1,454,983,826	(961,546,096)	493,437,730
International Equity Fund II	8,641,991,965	858,125,587	(364,439,410)	493,686,177
Total Return Bond Fund	1,557,424,786	64,492,725	(4,832,385)	59,660,340
Global High Income Fund	1,515,909,539	169,695,383	(13,349,050)	156,346,333
U.S. Microcap Fund	6,023,784	593,370	(525,329)	68,041
U.S. Smallcap Fund	14,990,393	890,873	(715,812)	175,061
U.S. Midcap Fund	4,430,115	604,221	(127,468)	476,753
U.S. Multicap Fund	4,671,318	627,148	(94,847)	532,301

6.	Investments in Affiliated Issuers

An affiliated issuer, as defined under 1940 Act, is one in which a Fund’s holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A

Artio Global Funds ï 2009 Annual Report	271

NOTES TO FINANCIAL STATEMENTS (Continued)

summary of Funds’ investments in securities of these issuers for the year ended October 31, 2009, is set forth below:

	Shares Held	Purchases	Sales	Dividend	Fair Market Value
Affiliate	October 31, 2009	(Cost)	(Proceeds)	Income	October 31, 2009
International Equity Fund
AIK Banka	417,292	$—	$1,643,526	$—	$19,657,013
Bank of Georgia Sponsored GDR	2,466,387	1,844,206	—	—	18,436,009
Cemacon SA	14,619,597	—	46,177	—	448,879
Chimimport AD	10,693,367	230,274	—	—	20,407,497
Chimimport AD Preferred	6,416,021	10,188,167	—	—	12,288,057
Clear Media	30,866,602	—	—	—	13,658,632
Dragon Ukrainian Properties & Development	11,770,906	—	935,010	—	10,912,051
DZI Insurance	354,861	—	—	148,532	6,165,432
Impact Developer & Contractor	16,912,495	—	—	—	3,183,992
Marseille-Kliniken AG	721,577	—	17,338	210,229	6,341,938
Polska Grupa Farmaceutyczna	1,071,000	—	—	—	16,865,819
Siderurgica Venezolana Sivensa SACA	2,847,910	—	—	5,102,819	7,107,365
Sparki Eltos Lovetch	1,425,011	—	—	—	2,176,697
Tigar ad Pirot	123,132	—	82,626	50,234	1,811,736
Toza Markovic ad Kikinda	78,160	—	—	—	3,383,523
Ukrinbank	1,153,346,022	—	—	—	1,423,972
Zambeef Products	9,363,990	—	—	114,022	8,081,113

					$152,349,725

7.	Shares of Beneficial Interest

The Global Equity Fund may issue 50,000,000,000 shares of beneficial interest with a par value of $.001 per share. The Trust may issue an unlimited number of shares of

272	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Funds were as follows:

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008

	Shares	Amount	Shares	Amount
Global Equity Fund
Class A
Sold	156,177	$4,260,109	213,529	$8,996,828
Issued as reinvestment of dividends	1,750	45,354	1,277	57,112
Redeemed	(203,337)	(5,616,212)	(454,838)	(17,578,810)

Net increase (decrease)	(45,410)	$(1,310,749)	(240,032)	$(8,524,870)

Class I
Sold	752,616	$21,461,260	661,474	$24,168,382
Issued as reinvestment of dividends	14,786	385,162	5,045	227,284
Redeemed	(966,746)	(29,225,075)	(502,215)	(20,218,769)

Net increase (decrease)	(199,344)	$(7,378,653)	164,304	$4,176,897

Class R*
Sold	—	$—	101	$1,010
Issued as reinvestment of dividends	—	—	2	20
Redeemed	—	—	(103)	(597)

Net increase (decrease)	—	$—	—	$433

Consultant Class*
Sold	—	$—	101	$1,010
Issued as reinvestment of dividends	—	—	2	20
Redeemed	—	—	(103)	(596)

Net increase (decrease)	—	$—	—	$434

*	Commenced operations on November 1, 2007. The Class R and Consultant Class Shares liquidated on October 31, 2008.

Artio Global Funds ï 2009 Annual Report	273

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008

	Shares	Amount	Shares	Amount
International Equity Fund
Class A
Sold	17,174,521	$404,301,509	22,329,764	$893,997,235
Issued as reinvestment of dividends	3,490,630	82,972,280	28,715,963	1,246,272,637
Redeemed	(65,445,343)	(1,536,672,807)	(74,997,709)	(2,716,330,531)

Net increase (decrease)	(44,780,192)	$(1,049,399,018)	(23,951,982)	$(576,060,659)

Class I
Sold	38,410,073	$932,167,894	34,731,038	$1,392,012,727
Issued as reinvestment of dividends	5,082,713	123,510,037	33,950,536	1,508,761,824
Redeemed	(96,435,823)	(2,336,722,790)	(82,642,503)	(3,020,676,534)

Net increase (decrease)	(52,943,037)	$(1,281,044,859)	(13,960,929)	$(119,901,983)

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008

	Shares	Amount	Shares	Amount
International Equity Fund II
Class A
Sold	135,355,324	$1,339,361,355	86,522,110	$1,321,755,001
Issued as reinvestment of dividends	5,260,275	51,235,076	2,387,716	40,734,425
Redeemed	(84,879,674)	(796,724,175)	(68,137,550)	(970,647,441)

Net increase (decrease)	55,735,925	$593,872,256	20,772,276	$391,841,985

Class I
Sold	307,506,805	$2,951,347,838	225,311,872	$3,516,468,830
Issued as reinvestment of dividends	12,721,347	124,414,774	7,898,082	135,373,131
Redeemed	(233,823,492)	(2,299,984,847)	(143,668,332)	(2,033,638,610)

Net increase (decrease)	86,404,660	$775,777,765	89,541,622	$1,618,203,351

274	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008

	Shares	Amount	Shares	Amount
Total Return Bond Fund
Class A
Sold	11,596,714	$147,840,856	22,187,304	$299,005,628
Issued as reinvestment of dividends	1,387,891	17,725,866	973,094	12,878,273
Redeemed	(13,285,104)	(168,566,731)	(9,425,059)	(125,593,971)

Net increase (decrease)	(300,499)	$(3,000,009)	13,735,339	$186,289,930

Class I
Sold	41,724,285	$530,039,756	54,377,946	$721,424,984
Issued as reinvestment of dividends	3,086,244	39,412,940	2,565,202	33,841,801
Redeemed	(31,848,476)	(405,092,093)	(36,114,546)	(477,662,128)

Net increase (decrease)	12,962,053	$164,360,603	20,828,602	$277,604,657

Class R*
Sold	—	$—	101	$1,010
Issued as reinvestment of dividends	—	—	5	54
Redeemed	—	—	(106)	(961)

Net increase (decrease)	—	$—	—	$103

Consultant Class*
Sold	—	$—	101	$1,010
Issued as reinvestment of dividends	—	—	6	55
Redeemed	—	—	(107)	(959)

Net increase (decrease)	—	$—	—	$106

*	Commenced operations on November 1, 2007. The Class R and Consultant Class Shares liquidated on October 31, 2008.

Artio Global Funds ï 2009 Annual Report	275

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008

	Shares	Amount	Shares	Amount
Global High Income Fund
Class A
Sold	75,714,992	$679,159,672	18,985,704	$193,918,312
Issued as reinvestment of dividends	3,415,802	29,332,975	725,640	7,217,074
Redeemed	(26,751,066)	(233,104,717)	(11,012,900)	(110,526,895)

Net increase (decrease)	52,379,728	$475,387,930	8,698,444	$90,608,491

Class I
Sold	91,490,942	$787,876,363	23,134,088	$229,788,508
Issued as reinvestment of dividends	4,382,093	36,506,876	687,008	6,481,358
Redeemed	(29,858,820)	(260,336,225)	(9,710,002)	(95,113,250)

Net increase (decrease)	66,014,215	$564,047,014	14,111,094	$141,156,616

Consultant Class*
Sold	—	$—	101	$1,010
Issued as reinvestment of dividends	—	—	6	56
Redeemed	—	—	(107)	(783)

Net increase (decrease)	—	$—	—	$283

*	Commenced operations on November 1, 2007. The Class R and Consultant Class Shares liquidated on October 31, 2008.

276	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008

	Shares	Amount	Shares	Amount
U.S. Microcap Fund
Class A
Sold	174,735	$1,295,639	12,154	$103,338
Issued as reinvestment of dividends	—	—	39,993	414,730
Redeemed	(89,172)	(586,054)	(16,112)	(133,056)

Net increase (decrease)	85,563	$709,585	36,035	$385,012

Class I
Sold	56,906	$392,317	23,016	$202,765
Issued as reinvestment of dividends	—	—	40,439	418,948
Redeemed	(30,237)	(164,113)	(14,688)	(121,945)

Net increase (decrease)	26,669	$228,204	48,767	$499,768

Consultant Class*
Sold	—	$—	101	$1,010
Issued as reinvestment of dividends	—	—	18	149
Redeemed	—	—	(119)	(565)

Net increase (decrease)	—	$—	—	$594

*	Commenced operations on November 1, 2007. The Class R and Consultant Class Shares liquidated on October 31, 2008.

Artio Global Funds ï 2009 Annual Report	277

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008

	Shares	Amount	Shares	Amount
U.S. Smallcap Fund
Class A
Sold	1,001,008	$8,479,268	67,439	$612,375
Issued as reinvestment of dividends	—	—	90,635	890,036
Redeemed	(104,826)	(743,583)	(30,853)	(303,461)

Net increase (decrease)	896,182	$7,735,685	127,221	$1,198,950

Class I
Sold	53,068	$427,454	21,224	$217,869
Issued as reinvestment of dividends	—	—	90,229	886,050
Redeemed	(30,426)	(170,096)	(11,558)	(100,410)

Net increase (decrease)	22,642	$257,358	99,895	$1,003,509

Consultant Class*
Sold	—	$—	101	$1,010
Issued as reinvestment of dividends	—	—	49	306
Redeemed	—	—	(150)	(601)

Net increase (decrease)	—	$—	—	$715

*	Commenced operations on November 1, 2007. The Class R and Consultant Class Shares liquidated on October 31, 2008.

278	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008

	Shares	Amount	Shares	Amount
U.S. Midcap Fund
Class A
Sold	14,082	$103,437	11,654	$108,818
Issued as reinvestment of dividends	—	—	25,213	278,853
Redeemed	(22,085)	(139,466)	(15,219)	(127,026)

Net increase (decrease)	(8,003)	$(36,029)	21,648	$260,645

Class I
Sold	10,014	$60,785	11,498	$115,045
Issued as reinvestment of dividends	—	—	27,451	303,338
Redeemed	(31,523)	(190,574)	(13,475)	(132,880)

Net increase (decrease)	(21,509)	$(129,789)	25,474	$285,503

Consultant Class*
Sold	—	$—	101	$1,010
Issued as reinvestment of dividends	—	—	12	102
Redeemed	—	—	(113)	(597)

Net increase (decrease)	—	$—	—	$515

*	Commenced operations on November 1, 2007. The Class R and Consultant Class Shares liquidated on October 31, 2008.

Artio Global Funds ï 2009 Annual Report	279

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008

	Shares	Amount	Shares	Amount
U.S. Multicap Fund
Class A
Sold	20,239	$118,712	6,115	$63,447
Issued as reinvestment of dividends	—	—	28,979	317,605
Redeemed	(16,744)	(126,590)	(21,498)	(222,137)

Net increase (decrease)	3,495	$(7,878)	13,596	$158,915

Class I
Sold	10,557	$72,052	6,843	$66,622
Issued as reinvestment of dividends	96	576	32,720	358,288
Redeemed	(49,887)	(307,842)	(11,166)	(102,924)

Net increase (decrease)	(39,234)	$(235,214)	28,397	$321,986

Consultant Class*
Sold	—	$—	101	$1,010
Issued as reinvestment of dividends	—	—	14	120
Redeemed	—	—	(115)	(612)

Net increase (decrease)	—	$—	—	$518

*	Commenced operations on November 1, 2007. The Class R and Consultant Class Shares liquidated on October 31, 2008.

Through seed capital contributions by Artio Global Group, an affiliate of the Adviser, ownership of beneficial shares outstanding at October 31, 2009 were:

Fund	% Ownership
U.S. Microcap Fund - Class A shares	67.54%
U.S. Microcap Fund - Class I shares	78.18%
U.S. Smallcap Fund - Class A shares	24.82%
U.S. Smallcap Fund - Class I shares	80.99%
U.S. Midcap Fund - Class A shares	91.78%
U.S. Midcap Fund - Class I shares	90.58%
U.S. Multicap Fund - Class A shares	93.39%
U.S. Multicap Fund - Class I shares	94.67%

8.	Federal Tax Information

Permanent differences between book and tax income and loss amounts, if any, relating to shareholder distributions will result in reclassifications to paid-in capital, undistributed net investment income or accumulated net realized gains/losses.

280	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

These include net operating losses not utilized during the current year, commission adjustments, paydown gains and losses, bond premium amortization, foreign currency gains and losses, recharacterized distributions, and adjustments relating to the dispositions of Real Estate Investment Trust and Passive Foreign Investment Company securities. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

		Undistributed	Accumulated
		Net Investment	Net Realized
	Paid-in Capital	Income	Gain/(loss)
	Increase/(decrease)	Increase/(decrease)	Increase/(decrease)
Global Equity Fund	$(78,444,271)	$1,687,138	$76,757,133
International Equity Fund	—	868,809,599	(868,809,599)
International Equity Fund II	—	535,670,984	(535,670,984)
Total Return Bond Fund	—	7,029,498	(7,029,498)
Global High Income Fund	(12,142,194)	12,871,474	(729,280)
U.S. Microcap Fund	(41,077)	34,351	6,726
U.S. Smallcap Fund	(27,245)	25,975	1,270
U.S. Midcap Fund	340	(1,431)	1,091
U.S. Multicap Fund	(12)	17	(5)

The tax character of distributions paid for the year ended October 31, 2009 were as follows:

	Ordinary	Long Term	Return of
	Income	Capital Gains	Capital
Global Equity Fund	$494,241	$—	$—
International Equity Fund	226,109,209	—	—
International Equity Fund II	226,976,980	—	—
Total Return Bond Fund	84,574,852	556,156	—
Global High Income Fund	65,525,941	—	12,896,215
U.S. Microcap Fund	—	—	—
U.S. Smallcap Fund	—	—	—
U.S. Midcap Fund	—	—	—
U.S. Multicap Fund	797	—	—

Artio Global Funds ï 2009 Annual Report	281

NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid for the year ended October 31, 2008 were as follows:

	Ordinary	Long Term	Return of
	Income	Capital Gains	Capital
Global Equity Fund	$369,526	$—	$—
International Equity Fund	806,067,390	2,270,531,691	—
International Equity Fund II	172,773,296	67,792,317	—
Total Return Bond Fund	66,693,111	—	—
Global High Income Fund	21,463,013	—	—
U.S. Microcap Fund	739,614	97,815	—
U.S. Smallcap Fund	1,168,695	616,006	—
U.S. Midcap Fund	372,887	200,352	12,221
U.S. Multicap Fund	550,954	127,394	—

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Unrealized	Capital	Other
	Ordinary	Appreciation/	Loss	Temporary
	Income	(Depreciation)	Carryforwards	Differences
Global Equity Fund	$1,968,303	$4,203,283	$(65,855,353)	$—
International Equity Fund	774,489,408	480,317,898	(2,565,748,783)	—
International Equity Fund II	436,193,966	490,924,704	(2,926,647,294)	(41,865)
Total Return Bond Fund	828,160	60,540,587	(23,317,277)	—
Global High Income Fund	—	160,077,008	(12,981,274)	(53,883)
U.S. Microcap Fund	—	68,041	(1,714,934)	(28,976)
U.S. Smallcap Fund	—	175,061	(1,284,335)	(28,976)
U.S. Midcap Fund	10,461	476,753	(1,905,298)	(26,227)
U.S. Multicap Fund	22,960	532,301	(1,785,542)	(24,510)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, mark-to market of passive foreign investment companies, futures and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

282	Artio Global Funds ï 2009 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

At October 31, 2009, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expires in	Expires in	Expires in	Expires in
	2010	2011	2016	2017
Global Equity Fund	$28,922,938	$7,288,718	$19,631,562	$10,012,135
International Equity Fund	—	—	921,898,280	1,643,850,503
International Equity Fund II	—	—	1,714,515,520	1,212,131,774
Total Return Bond Fund	—	—	—	23,317,277
Global High Income Fund	—	—	1,928,538	11,052,736
U.S. Microcap Fund	—	—	1,303,530	411,404
U.S. Smallcap Fund	—	—	1,284,335	—
U.S. Midcap Fund	—	—	1,141,820	763,478
U.S. Multicap Fund	—	—	1,341,576	443,966

9.	Line of Credit

Artio Global Equity Fund Inc. and Artio Global Investment Funds were previously party to an Amended and Restated Credit Agreement dated April 28, 2006 (as amended, the “Prior Agreement”) with State Street Bank and Trust Company (the “Bank”). On June 19, 2009, Artio Global Equity Fund Inc. terminated its participation in the Prior Agreement, and the Bank agreed to increase the amount of credit available to Artio Global Investment Funds under the Prior Agreement to $40,000,000.

On September 29, 2009, Artio Global Equity Fund Inc. and Artio Global Investment Funds (the “Borrowers”) entered into a new Credit Agreement (the “Agreement”) with the Bank in replacement of the Prior Agreement. The Agreement provides for a $250,000,000 (the “Facility Amount”) revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Funds may draw up to their stated sublimit (subject to certain other limitations therein):

Sublimit
Amount
Global Equity Fund	$10,000,000
International Equity Fund	200,000,000
International Equity Fund II	200,000,000
Total Return Bond Fund	100,000,000
Global High Income Fund	40,000,000
U.S. Microcap Fund	5,000,000
U.S. Smallcap Fund	5,000,000

Artio Global Funds ï 2009 Annual Report	283

NOTES TO FINANCIAL STATEMENTS (Continued)

Sublimit
Amount
U.S. Midcap Fund	$5,000,000
U.S. Multicap Fund	5,000,000

Principal on each outstanding loan made under the Agreement shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day plus 1.25% and (b) the Overnight LIBOR Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.15% per annum on the daily unused portion of the Facility Amount. Under the Agreement, the average daily outstanding daily balance utilized by the Global Equity Fund during the year ended October 31, 2009 was $49,996, at an average weighted interest rate of 1.4%. The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and the U.S. Multicap Fund did not utilize the Agreement during the year ended October 31, 2009.

On December 1, 2009, the Agreement was amended to increase the sublimit that the Artio Global High Income Fund may draw from $40,000,000 to $100,000,000.

10.	Recent Accounting Pronouncements

The Funds adopted the Financial Accounting Standards Board (“FASB” ) statement entitled The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles, effective September 15, 2009. This new statement establishes the FASB Accounting Standards Codification™ (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles in the United States. Management has evaluated the Codification and has determined that it does not have a significant impact on the determination or reporting of the Funds’ financial statements.

11.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through December 24, 2009 which represents the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

284	Artio Global Funds ï 2009 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Artio Global Equity Fund Inc.

and

The Shareholders and Board of Trustees
Artio Global Investment Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Artio Global Equity Fund Inc. and Artio International Equity Fund, Artio International Equity Fund II , Artio Total Return Bond Fund, Artio Global High Income Fund, Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund, and Artio U.S. Multicap Fund, each a series of Artio Global Investment Funds, (collectively, the “Funds”) as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artio Global Equity Fund, Inc., Artio International Equity Fund, Artio International Equity Fund II, Artio Total Return Bond Fund, Artio Global High Income Fund, Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund, and Artio U.S. Multicap Fund as of October 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for each of the years or

Artio Global Funds ï 2009 Annual Report	285

periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 24, 2009

286	Artio Global Funds ï 2009 Annual Report

ADDITIONAL INFORMATION PAGE (Unaudited)

1.	Proxy Voting Policies

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, (1) on the Fund’s website www.artiofunds.com and (2) on the SEC’s Securities and Exchange Commission website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

2.	Quarterly Filing Requirements

A Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the Commission’s web-site at www.sec.gov or on the Funds’ website at www.artiofunds.com.

A Fund’s forms N-Q may be reviewed and copied at the Commissions’s Public Reference Room in Washington, DC. Information regarding the operation of the Public reference Room may be obtained by calling 1-800-SEC-0330.

Artio Global Funds ï 2009 Annual Report	287

ARTIO GLOBAL FUNDS

Independent Trustees of Artio Global Investment Funds (the “Trust”) and Independent Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund” or “GEF”):

	Positions,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen	Other
	Served with	Principal Occupation(s)	by Trustee	Directorships (2)
Name, Age and Address	the Funds	During Past Five Years	or Director*	Held

Antoine Bernheim 56 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of GEF since July 1990; Chairman of the Fund complex since December 2008.	President, Dome Capital Management, Inc., 1984 -present (investment advisory firm); Chairman, Dome Securities Corp., 1995 -present (broker/dealer); President, The U.S. Offshore Funds Directory, 1990 - present (publishing)	9	None

Thomas Gibbons 62 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of GEF since December 1993.	President, Cornerstone Associates Management, 1987 -present (consulting firm)	9	None

Harvey B. Kaplan 72 330 Madison Avenue New York, New York 10017	Trustee of the Trust since December 1995; Director of GEF since July 1990.	Retired since 2006; Controller (Chief Financial Officer), Easter Unlimited, Inc., 1990 -2006 (toy and novelty company)	9	None

Robert S.Matthews 66 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of GEF since June 2002.	Managing Partner, Matthews & Co. (certified public accounting firm)	9	None

Robert J. McGuire 72 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 2006; Director of GEF since 2006.	Self-employed Attorney/Consultant, 1998 -present; Counsel, Morvillo, Abramowitz, Grand, Iason & Silberberg, P.C., 1998 -2005.	9	Director, Mutual of America Investment Corp., 2000 -present (investment company); Director, Six Flags, Inc., 2003 -present (entertainment); Director, Protection One, Inc., 2005 -present (security systems)

288	Artio Global Funds ï 2009 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Independent Trustees of Artio Global Investment Funds (the “Trust”) and Independent Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund” or “GEF”)—(Continued):

	Positions,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen	Other
	Served with	Principal Occupation(s)	by Trustee	Directorships (2)
Name, Age and Address	the Funds	During Past Five Years	or Director*	Held

Peter Wolfram 56 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of GEF since November 2004.	Partner, Kelley Drye & Warren (law firm)	9	None

Artio Global Funds ï 2009 Annual Report	289

ARTIO GLOBAL FUNDS (Continued)

Interested Trustees of Artio Global Investment Funds (the “Trust”) and Interested Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund“ or “GEF ”):

Number of
Portfolios
in Fund
Family
	Position		Overseen	Other
	and Term	Principal Occupation(s)	by Trustee	Directorships (2)
Name, Age and Address	of Office (1)	During Past Five Years	or Director	Held

Glen Wisher (3) 46 330 Madison Avenue New York, NY 10017	Trustee of the Trust since September 2005; Director of GEF since December 2005.	President and Member of the Board of Artio Global Investors, Inc., 2007 - present; Member of the Board of Artio Global Investment Management LLC, 2004 - present; Member of the Board of Artio Global Holdings LLC, 2004 -present; Member of the Board of Artio Capital Management LLC, 2007 - present; Chief Executive Officer of Artio Global Investors Inc., 2004 - 2007; Head of Institutional Asset Management, New York, 2001 - 2004.	9	None

*	The Fund Complex refers to the eight series of the Trust and the Global Equity Fund.
(1)	Each Trustee and Director serves during the lifetime of the Trust or Global Equity Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor.
(2)	Directorships include public companies and any company registered as an investment company.
(3)	Mr. Wisher is an interested trustee because he is an employee of Artio Global Investors Inc.

290	Artio Global Funds ï 2009 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds:

The business address for each officer of the Funds, except Ms. Watson, Ms. Coop, Ms. McGowan, Mr. Smith, Mr. McVoy and Mr. Kapner is Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Ms. Watson, Ms. Coop, Ms. McGowan and Mr. Smith is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, Boston, Massachusetts, 02116. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is Global Financial Markets Institute, P.O. Box 388, Jericho, NY 17753-0388.

Length of Time
	Served As Fund	Principal Occupation(s)
Name, Age and Position(s) Held	Officer (1),(2)	During Past Five Years

Anthony Williams 45 President, Chief Executive Officer and Principal Executive Officer	Officer for the Funds since 2004.
•   Chief Operating Officer and member of Board of Directors of Artio Global Management LLC (2004–present)
•   Board of Directors of Artio Global Investors Inc. (2007–present)
•   Chief Executive Officer, Artio Global Investment Management ( 2004 - 2007)

Denise Downey 48 Vice President	Officer for the Funds since 1995.	• First Vice President and Head of Marketing, Artio Global Management LLC (2002–present)

Greg Hopper 52 Vice President	Officer for the Funds 2002.	• Senior Vice President, Artio Global Management LLC (2009 - present) • First Vice President of Artio Global Management LLC (2002–2009)

Samuel Dedio 43 Vice President	Officer for the Trust since 2006.	• Senior Portfolio Manager and First Vice President of the Adviser of Artio Global Management LLC (2006–present) • Managing Director, Deutsche Asset Management (1999–2006).

Richard C. Pell 55 Vice President	Officer for the Trust since 1995; for GEF, since 2004.
•   Chief Executive Officer and Chairman of the Board of Directors, Artio Global Investments, Inc. (2007 -present)
•   Chief Executive Officer and Chief Investment Officer of Artio Global Management LLC (1995–present)

Donald Quigley 44 Vice President	Officer for the Trust since 2001.	• Senior Vice President and Head of Global Fixed-Income, Artio Global Management LLC (2001–present)

Rudolph-Riad Younes 48 Vice President	Officer for the Trust since 1997; for GEF, since 2004.	• Managing Director and Head of International Equity, Artio Global Management LLC (2002–present)

Artio Global Funds ï 2009 Annual Report	291

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds—(Continued):

Length of Time
	Served As Fund	Principal Occupation(s)
Name, Age and Position(s) Held	Officer (1),(2)	During Past Five Years

Keith Walter 41 Vice President	Officer for the Trust since 2006.	• First Vice President and Portfolio Manager, Artio Global Management LLC (2006–present) • Vice President and Portfolio Manager, Artio Global Investment Management LLC (1999 - 2006)

Craig M. Giunta 37 Chief Financial Officer	Officer for the Funds since 2003.	• First Vice President, Artio Global Management LLC (2007–present) • Vice President, Artio Global Management LLC(2002 - 2007)

Alex Bogaenko 46 Treasurer	Officer for the Funds since 2005.	• Vice President, Artio Global Management LLC (2005 - present) • Manager of Accounting and Director of Portfolio Administration of Van Eck Global (1995-2005)

John Whilesmith 42 Secretary	Officer for the Funds since 2005.	• Vice President and Operations Compliance Officer, Artio Global Management LLC (2005–present) • Compliance Officer, Morgan Stanley Investment Management (2002–2005)

Michael K. Quain 52 Chief Compliance Officer	Officer for the Funds since 2004.
•   First Vice President of Artio Global Management LLC (2002–present)
•   President and Chief Executive Officer of Artio Global Equity Fund Inc. (1997–2004)
•   President and Chief Executive Officer of Artio Global Investment Funds (1998–2004)

Prasad Nanisetty 52 Chief Risk Officer	Officer for the Funds since 2008.	• Head of Risk Management, Artio Global Management LLC (2004 - present) • Senior Vice President, Jennison Associates (2000-2004)

Kenneth Kapner 52 Vice President of Risk Management	Officer for the Funds since 2009.	• President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute (1997- present)

Michael McVoy 52 Anti-Money Laundering Officer	Officer for the Funds since 2004.
•   Chief Compliance Officer for U.S. Bancorp (2002–present)
•   Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.) (1986–2006)
•   Senior Vice President and Risk Manager for U.S. Bancorp (1999–present)

292	Artio Global Funds ï 2009 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds—(Continued):

Length of Time
	Served As Fund	Principal Occupation(s)
Name, Age and Position(s) Held	Officer (1),(2)	During Past Five Years

Elizabeth A. Watson 55 Assistant Secretary	Officer for the Funds since 2008.
•   Vice President and Managing Counsel, State Street Bank and Trust Company (August 2007-present)
•   Vice President and General Counsel (May 2004-July 2007) and Chief Compliance Officer (July 2004-October 2006), Quantitative Investment Advisors, Inc.
•   Clerk (July 2004-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Compliance Officer (July 2004-December 2005), Quantitative Group of Funds
•   President and General Counsel, U.S. Boston Capital Corporation (May 2004-July 2007)
•   Principal, Watson & Associates (2002-2004)

Tracie A. Coop 32 Assistant Secretary	Officer for the Funds since 2008.	• Vice President and Senior Counsel, State Street Bank and Trust Company (2007–present) • Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006–2007)

Victoria McGowan 43 Assistant Treasurer	Officer for the Funds since 2003.	• Senior Vice President, State Street Bank and Trust Company (2007–present) • Senior Director, State Street Bank and Trust Company (formerly Investors Bank and Trust Company)(2002–2007)

Brian Smith 42 Assistant Treasurer	Officer for the Funds since 2007.
•   Vice President, State Street Bank and Trust Company (2007 - present)
•   Director, Mutual Fund Administration, State Street Bank and Trust Company (2005–present)
•   Senior Manager, Mutual Fund Administration, State Street Bank and Trust Company (2003-2005)

(1)	Each officer of the Global Equity Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.
(2)	Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

Artio Global Funds ï 2009 Annual Report	293

SUPPLEMENTAL TAX INFORMATION (Unaudited)

The Global Equity Fund, International Equity Fund and International Equity Fund II paid foreign taxes of $107,834, $29,147,758 and $17,537,711 and earned $1,033,295, $256,327,959 and $167,246,129 of foreign income, respectively, during the year ended October 31, 2009. Pursuant to Section 853 of the Internal Revenue Code, $0.08 and $0.02 per share were designated as foreign taxes paid for International Equity Fund and International Equity Fund II and $0.68 and $0.21 per share were designated as income earned from foreign sources for the International Equity Fund and International Equity Fund II for the year ended October 31, 2009.

The table below shows distributions paid from investment company taxable income earned in the year ended October 31, 2009, or the maximum amount allowable under the tax law, as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year end information will be reported to you on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

QDI
Global Equity Fund	$494,241
International Equity Fund	226,109,209
International Equity Fund II	151,493,725
Global High Income Fund	514,425
U.S. Multicap Fund	70,474

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended October 31, 2009 qualified dividends received deductions were the following:

DRD
Global Equity Fund	4.56%
U.S. Multicap Fund	100.00%

294	Artio Global Funds ï 2009 Annual Report

SUPPLEMENTAL TAX INFORMATION (Unaudited) (Continued)

Pursuant to Sector 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2009:

Long Term
Capital Gain
Dividend
Global Equity Fund	$—
International Equity Fund	—
International Equity Fund II	—
Total Return Bond Fund	556,156
Global High Income Fund	—
U.S. Microcap Fund	—
U.S. Smallcap Fund	—
U.S. Midcap Fund	—
U.S. Multicap Fund	—

Artio Global Funds ï 2009 Annual Report	295

ARTIO GLOBAL FUNDS
330 Madison Avenue
New York, New York 10017
This report is sent to shareholders of the Artio Global Equity Fund Inc. and the Artio Global Investment Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the funds or of any securities mentioned in the report.
www.artiofunds.com

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s President/Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)	(1)	The Board of Directors of the registrant has determined that the registrant has one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
(2)	Mr. Harvey B. Kaplan is the registrant’s audit committee financial expert. The Board also determined that Mr. Kaplan is not an “interested person” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees.

For the fiscal years ending October 31, 2009 and October 31, 2008, the aggregate audit fees billed for professional services rendered by the principal independent registered public accounting firm, KPMG LLP, for the audit of the Registrant’s annual financial statements were $19,800 and $19,800, respectively.

(b)	Audit-Related Fees.

For the fiscal years ending October 31, 2009 and October 31, 2008, the aggregate audit fees billed by KPMG LLP for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,250 and $3,150, respectively.

(c)	Tax Fees.

The aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for the fiscal years ending October 31, 2009 and October 31, 2008 were $9,070 and $8,800, respectively.

(d)	All Other Fees.

There were no other fees billed by KPMG LLP for the fiscal years ending October 31, 2009 and October 31, 2008.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	Not applicable

(c)	100%

(d)	Not applicable
(f)	Not applicable.

(g)	The aggregate non-audit fees billed by KPMG LLP to the Registrant for the fiscal years ending October 31, 2009 and October 31, 2008 were $9,070 and $8,800, respectively. The aggregate non-audit fees billed by KPMG to the Registrant, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the fiscal years ended October 31, 2009 and October 31, 2008 were $1,371,745 and $2,072,350, respectively.

(h)	Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable to this registrant.
Item 6. Schedule of Investments
Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this registrant.
Item 8. Portfolio Managers of Closed-end Management Investment Companies.
Not applicable to this registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to this registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a) The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.
(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.
(a)(3) Not applicable
(b) Certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not being filed as part of the Form N-CSR with the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artio Global Equity Fund Inc.
By:	/s/ Anthony Williams
Anthony Williams
President

Date: January 8, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anthony Williams
Anthony Williams
President

Date: January 8, 2010

By:	/s/ Craig Giunta
Craig Giunta
Chief Financial Officer

Date: January 8, 2010